UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

  Investment Company Act file number   811-02224

  MML Series Investment Fund

                                               (Exact name of registrant as specified in charter)

                                           100 Bright Meadow Blvd., Enfield, CT 06082

                    (Address of principal executive offices)                                                     (Zip code)

  Eric Wietsma

  100 Bright Meadow Blvd., Enfield, CT 06082

                                                                      (Name and address of agent for service)

  Registrant’s telephone number, including area code:      (860) 562-1000

  Date of fiscal year end:    12/31/19

  Date of reporting period:    6/30/19

Item 1. Reports to Stockholders.

MassMutual

Semiannual Report

MML Series Investment Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals.”

June 30, 2019

Welcome to the MML Series Investment Fund Semiannual Report, covering the six-month period from January 1, 2019 to June 30, 2019.

Market Highlights

•	During the period, U.S. stock prices enjoyed some of their best returns for the first six months since the late 1990s.

•	Data throughout the period pointed to more uneven global economic growth with markets only rebounding after assurances by the Federal Reserve Board (the Fed) that it would hold off on raising interest rates in 2019.

•	Developed-market and emerging-market foreign stocks trailed U.S. stock returns for the period, though both developed-market and emerging-market foreign stocks were up for the period and delivered solid returns.

•	U.S. bonds benefited from declining U.S. Treasury yields and the Fed’s pause in rate hikes. As a result, bond markets enjoyed broad positive returns for the period.

Market Commentary

Following one of the worst fourth quarters they had ever experienced, stock markets rebounded to enjoy some of the best first half returns since the late 1990s. The rebound gained momentum during the first quarter on expectations that the Fed would not raise interest rates in 2019. The previous year had seen four rate hikes. The rebound accelerated through turbulence caused by ongoing trade tensions and geopolitical sabre rattling as markets came to expect that the Fed might even reduce the federal funds rate (the interest rate that banks and financial institutions charge each other for borrowing funds overnight). By the end of the period, the market anticipated two possible rate reductions in what remains of 2019 and stock market growth accelerated to new records in major stock indexes.

Global growth remains positive, but less synchronized and more restrained than in the recent past. We believe the U.S. economy is showing signs that it may be in the late stages of the current business cycle. For example, a tightening labor market yields low unemployment rates but tends to drive up wage growth, putting pressure on corporate earnings. In addition, declining claims for unemployment benefits may point to a nearer plateau in employment growth. Lastly, we believe recent softness in housing data tends to be consistent with late cycle trends. While talk of recession naturally follows evidence of late cycle indicators, we agree with the general consensus that the risk of near-term recession appears to be low.

The broad market S&P 500® Index* delivered a strong 18.54% gain for the first half of 2019. The technology-heavy NASDAQ Composite Index outperformed for the same period, returning 21.33% growth. The Dow Jones Industrial Average is also up 14.99% so far this year. Small- and mid-cap stocks slightly underperformed their larger peers and value stocks widely underperformed their

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

growth peers. The positive momentum carried broadly across all market sectors for the period with all sectors delivering double-digit returns. The technology, communications services, and industrials sectors led during the period, while healthcare, utilities, and energy brought up the rear.

Developed international stock markets, as measured by the MSCI EAFE® Index, trailed their domestic peers, but delivered 14.03% returns for the first half of 2019. Central banks voiced unanimous willingness to continue monetary stimulus in support of the current expansion. In addition, the G20 summit towards the end of June seemed to encourage confidence in a resolution, or at least de-escalation, of trade tensions between the U.S. and China. Emerging-market stock markets, as measured by the MSCI Emerging Markets Index, fared a little worse than developed markets, returning 10.58% for the period.

The Fed once again asserted its influence on markets during this reporting period. This time it was not what they did, but what they did not do that helped. The year started with an expectation of multiple rate hikes in 2019, following the trend set in 2018. As markets began to show signs of bogging down, Fed chair Jerome Powell expressed the Fed’s intent to support ongoing growth through delaying planned rate hikes. Market concerns eased when the Fed set expectations for no more rate hikes in 2019. Optimism returned as the options market began forecasting the possibilities of rate cuts before the end of the year.

The Fed’s inaction, along with prospects of dropping rates, boosted bond markets during the first half of 2019. Bond yields fell, lifting returns on high-quality fixed income assets. The 10-year U.S. Treasury bond ended June at 2.00%, down .66% from the first of the year. Since falling yields drive bond prices up, the Bloomberg Barclays U.S. Aggregate Bond Index ended the period with a positive return of 6.11%. Investment-grade and high-yield corporate bonds also fared well in the falling yield environment. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period up 9.85%. The Bloomberg Barclays U.S. Corporate High Yield Index fared slightly better, ending the period up 9.94%.

Review and maintain your strategy

MassMutual remains committed to helping people secure their long-term future and protect the ones they love. While investors enjoyed broad positive returns over the first half of 2019, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. Optimism about continued economic expansion should be balanced with the constant reminder that past performance does not guarantee future results. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend the value a personal financial professional can bring you by helping you define an investment strategy that aligns with your risk tolerance comfort level, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

Sincerely,

Eric Wietsma

President

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 7/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MML Allocation Series – Portfolio Summaries (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), and may also include other, non-affiliated mutual funds. The Series’ investment adviser is MML Advisers.

Through their investment in MML Underlying Funds, the Funds will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high-yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind.

Each Fund’s assets are allocated to its MML Underlying Funds according to an asset allocation strategy stated below.

•	MML Conservative Allocation Fund: Approximately 35% to 45% in equity funds and 55% to 65% in fixed income funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 45% to 55% in equity funds and 45% to 55% in fixed income funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 55% to 65% in equity funds and 35% to 45% in fixed income funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 70% to 80% in equity funds and 20% to 30% in fixed income funds, including money market funds.

•	MML Aggressive Allocation Fund: Approximately 85% to 95% in equity funds and 5% to 15% in fixed income funds, including money market funds.

3

MML Allocation Series – Portfolio Summaries (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 6/30/19

Fixed Income Funds	63.4%
Equity Funds	36.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 6/30/19

Fixed Income Funds	53.2%
Equity Funds	46.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 6/30/19

Equity Funds	56.8%
Fixed Income Funds	43.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 6/30/19

Equity Funds	71.9%
Fixed Income Funds	28.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 6/30/19

Equity Funds	86.9%
Fixed Income Funds	13.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

4

MML American Funds Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML American Funds Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with growth of capital through a “master feeder” relationship. (See page 34 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Master Growth Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 6/30/19

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

5

MML American Funds International Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML American Funds International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 34 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series, a registered open-end investment company managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that Capital Research believes have the potential for growth. The Master International Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

MML American Funds International Fund Asset Allocation (% of Net Assets) on 6/30/19

Mutual Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

6

MML American Funds Core Allocation Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML American Funds Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series (the “American Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of U.S. domestic and international American Underlying Funds. As of the date of this report, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 6/30/19

Equity Funds	64.3%
Fixed Income Funds	35.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

7

MML Conservative Allocation Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 36.7%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	26,868	$2,101,040
Invesco Oppenheimer V.I. Global Fund/VA, Series I	163,116	6,397,415
Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	673,412	1,508,444
Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	181,031	4,893,278
MML Blue Chip Growth Fund, Initial Class (a)	592,691	10,455,072
MML Equity Income Fund, Initial Class (a)	988,932	11,491,394
MML Equity Index Fund, Class III (a)	26,946	894,864
MML Focused Equity Fund, Class II (a)	2,554,818	16,427,478
MML Foreign Fund, Initial Class (a)	727,975	7,250,632
MML Fundamental Growth Fund, Class II (a)	596,905	6,762,935
MML Fundamental Value Fund, Class II (a)	761,782	10,565,909
MML Global Fund, Class I (a)	1,556,479	19,315,901
MML Income & Growth Fund, Initial Class (a)	1,319,420	12,864,344
MML International Equity Fund, Class II (a)	938,675	9,461,849
MML Large Cap Growth Fund, Initial Class (a)	258,312	3,053,245
MML Mid Cap Growth Fund, Initial Class (a)	605,492	10,481,066
MML Mid Cap Value Fund, Initial Class (a)	785,823	8,612,623
MML Small Cap Growth Equity Fund, Initial Class (a)	113,336	1,817,594
MML Small Company Value Fund, Class II (a)	254,157	4,127,506
MML Small/Mid Cap Value Fund, Initial Class (a)	211,835	2,567,446
MML Strategic Emerging Markets Fund, Class II (a)	47,770	560,824

		151,610,859

Fixed Income Funds — 63.4%
Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	2,227,463	10,847,747
MML Dynamic Bond Fund, Class II (a)	5,730,641	57,994,089

	Number of Shares	Value
MML High Yield Fund, Class II (a)	1,240,680	$11,984,965
MML Inflation-Protected and Income Fund, Initial Class (a)	1,708,688	17,616,570
MML Managed Bond Fund, Initial Class (a)	7,089,900	89,474,540
MML Short-Duration Bond Fund, Class II (a)	2,422,760	23,646,140
MML Total Return Bond Fund, Class II (a)	4,672,879	50,513,822

		262,077,873

TOTAL MUTUAL FUNDS (Cost $405,700,242)		413,688,732

TOTAL LONG-TERM INVESTMENTS (Cost $405,700,242)		413,688,732

TOTAL INVESTMENTS — 100.1% (Cost $405,700,242) (b)		413,688,732

Other Assets/(Liabilities) — (0.1)%		(329,268)

NET ASSETS — 100.0%		$413,359,464

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

8

MML Balanced Allocation Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 46.9%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	44,749	$3,499,352
Invesco Oppenheimer V.I. Global Fund/VA, Series I	251,566	9,866,404
Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	1,206,059	2,701,573
Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	364,949	9,864,559
MML Blue Chip Growth Fund, Initial Class (a)	908,070	16,018,362
MML Equity Income Fund, Initial Class (a)	1,545,072	17,953,737
MML Equity Index Fund, Class III (a)	39,292	1,304,872
MML Focused Equity Fund, Class II (a)	3,197,249	20,558,310
MML Foreign Fund, Initial Class (a)	1,490,553	14,845,908
MML Fundamental Growth Fund, Class II (a)	895,777	10,149,155
MML Fundamental Value Fund, Class II (a)	1,134,877	15,740,744
MML Global Fund, Class I (a)	3,222,512	39,991,373
MML Income & Growth Fund, Initial Class (a)	1,887,053	18,398,770
MML International Equity Fund, Class II (a)	1,466,304	14,780,345
MML Large Cap Growth Fund, Initial Class (a)	532,051	6,288,841
MML Mid Cap Growth Fund, Initial Class (a)	1,028,735	17,807,406
MML Mid Cap Value Fund, Initial Class (a)	1,475,803	16,174,797
MML Small Cap Growth Equity Fund, Initial Class (a)	243,959	3,912,408
MML Small Company Value Fund, Class II (a)	389,133	6,319,527
MML Small/Mid Cap Value Fund, Initial Class (a)	341,541	4,139,471
MML Strategic Emerging Markets Fund, Class II (a)	144,603	1,697,635

		252,013,549

Fixed Income Funds — 53.2%
Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	2,115,774	10,303,820
MML Dynamic Bond Fund, Class II (a)	6,145,929	62,196,803

	Number of Shares	Value
MML High Yield Fund, Class II (a)	1,336,381	$12,909,439
MML Inflation-Protected and Income Fund, Initial Class (a)	1,962,000	20,228,221
MML Managed Bond Fund, Initial Class (a)	7,926,361	100,030,678
MML Short-Duration Bond Fund, Class II (a)	2,636,907	25,736,215
MML Total Return Bond Fund, Class II (a)	5,049,102	54,580,791

		285,985,967

TOTAL MUTUAL FUNDS (Cost $529,994,367)		537,999,516

TOTAL LONG-TERM INVESTMENTS (Cost $529,994,367)		537,999,516

TOTAL INVESTMENTS — 100.1% (Cost $529,994,367) (b)		537,999,516

Other Assets/(Liabilities) — (0.1)%		(407,842)

NET ASSETS — 100.0%		$537,591,674

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

9

MML Moderate Allocation Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 56.8%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	225,235	$17,613,345
Invesco Oppenheimer V.I. Global Fund/VA, Series I	1,024,292	40,172,729
Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	5,641,642	12,637,278
Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	1,094,282	29,578,447
MML Blue Chip Growth Fund, Initial Class (a)	4,299,478	75,842,791
MML Equity Income Fund, Initial Class (a)	7,236,232	84,085,021
MML Equity Index Fund, Class III (a)	168,743	5,603,942
MML Focused Equity Fund, Class II (a)	17,930,454	115,292,817
MML Foreign Fund, Initial Class (a)	7,199,390	71,705,925
MML Fundamental Growth Fund, Class II (a)	3,802,132	43,078,158
MML Fundamental Value Fund, Class II (a)	5,385,770	74,700,626
MML Global Fund, Class I (a)	13,418,796	166,527,258
MML Income & Growth Fund, Initial Class (a)	8,748,930	85,302,069
MML International Equity Fund, Class II (a)	7,374,639	74,336,360
MML Large Cap Growth Fund, Initial Class (a)	1,915,147	22,637,037
MML Mid Cap Growth Fund, Initial Class (a)	5,110,748	88,467,049
MML Mid Cap Value Fund, Initial Class (a)	6,957,273	76,251,713
MML Small Cap Growth Equity Fund, Initial Class (a)	999,454	16,028,392
MML Small Company Value Fund, Class II (a)	1,922,758	31,225,593
MML Small/Mid Cap Value Fund, Initial Class (a)	2,126,215	25,769,728
MML Strategic Emerging Markets Fund, Class II (a)	5,170,917	60,706,565

		1,217,562,843

Fixed Income Funds — 43.3%
Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	6,962,667	33,908,190

	Number of Shares	Value
MML Dynamic Bond Fund, Class II (a)	20,227,700	$204,704,322
MML High Yield Fund, Class II (a)	4,042,257	39,048,202
MML Inflation-Protected and Income Fund, Initial Class (a)	6,495,378	66,967,350
MML Managed Bond Fund, Initial Class (a)	25,738,561	324,820,666
MML Short-Duration Bond Fund, Class II (a)	8,294,439	80,953,722
MML Total Return Bond Fund, Class II (a)	16,296,279	176,162,781

		926,565,233

TOTAL MUTUAL FUNDS (Cost $2,110,268,599)		2,144,128,076

TOTAL LONG-TERM INVESTMENTS (Cost $2,110,268,599)		2,144,128,076

TOTAL INVESTMENTS — 100.1% (Cost $2,110,268,599) (b)		2,144,128,076

Other Assets/(Liabilities) — (0.1)%		(1,561,808)

NET ASSETS — 100.0%		$2,142,566,268

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

10

MML Growth Allocation Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 71.9%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	203,599	$15,921,460
Invesco Oppenheimer V.I. Global Fund/VA, Series I	838,362	32,880,538
Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	5,065,941	11,347,708
Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	967,241	26,144,519
MML Blue Chip Growth Fund, Initial Class (a)	3,803,737	67,097,927
MML Equity Income Fund, Initial Class (a)	6,424,824	74,656,455
MML Equity Index Fund, Class III (a)	148,649	4,936,646
MML Focused Equity Fund, Class II (a)	17,396,392	111,858,801
MML Foreign Fund, Initial Class (a)	6,532,468	65,063,381
MML Fundamental Growth Fund, Class II (a)	2,894,957	32,799,861
MML Fundamental Value Fund, Class II (a)	4,824,483	66,915,575
MML Global Fund, Class I (a)	11,967,564	148,517,472
MML Income & Growth Fund, Initial Class (a)	7,760,292	75,662,843
MML International Equity Fund, Class II (a)	6,834,683	68,893,607
MML Large Cap Growth Fund, Initial Class (a)	1,845,969	21,819,351
MML Mid Cap Growth Fund, Initial Class (a)	4,727,845	81,838,998
MML Mid Cap Value Fund, Initial Class (a)	6,309,204	69,148,874
MML Small Cap Growth Equity Fund, Initial Class (a)	921,124	14,772,215
MML Small Company Value Fund, Class II (a)	1,813,598	29,452,832
MML Small/Mid Cap Value Fund, Initial Class (a)	1,953,487	23,676,257
MML Strategic Emerging Markets Fund, Class II (a)	5,082,131	59,664,217

		1,103,069,537

Fixed Income Funds — 28.2%
Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	3,291,673	16,030,446

	Number of Shares	Value
MML Dynamic Bond Fund, Class II (a)	8,640,550	$87,442,365
MML High Yield Fund, Class II (a)	1,884,067	18,200,084
MML Inflation-Protected and Income Fund, Initial Class (a)	5,714,141	58,912,798
MML Managed Bond Fund, Initial Class (a)	11,112,219	140,236,218
MML Short-Duration Bond Fund, Class II (a)	4,070,091	39,724,089
MML Total Return Bond Fund, Class II (a)	6,663,801	72,035,690

		432,581,690

TOTAL MUTUAL FUNDS (Cost $1,504,160,337)		1,535,651,227

TOTAL LONG-TERM INVESTMENTS (Cost $1,504,160,337)		1,535,651,227

TOTAL INVESTMENTS — 100.1% (Cost $1,504,160,337) (b)		1,535,651,227

Other Assets/(Liabilities) — (0.1)%		(965,938)

NET ASSETS — 100.0%		$1,534,685,289

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

11

MML Aggressive Allocation Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 86.9%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	25,264	$1,975,655
Invesco Oppenheimer V.I. Global Fund/VA, Series I	97,998	3,843,468
Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	626,852	1,404,148
Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	129,705	3,505,930
MML Blue Chip Growth Fund, Initial Class (a)	475,704	8,391,420
MML Equity Income Fund, Initial Class (a)	753,680	8,757,758
MML Equity Index Fund, Class III (a)	18,616	618,235
MML Focused Equity Fund, Class II (a)	2,047,291	13,164,078
MML Foreign Fund, Initial Class (a)	786,653	7,835,068
MML Fundamental Growth Fund, Class II (a)	345,298	3,912,221
MML Fundamental Value Fund, Class II (a)	590,850	8,195,088
MML Global Fund, Class I (a)	1,433,705	17,792,279
MML Income & Growth Fund, Initial Class (a)	880,025	8,580,246
MML International Equity Fund, Class II (a)	886,978	8,940,741
MML Large Cap Growth Fund, Initial Class (a)	248,466	2,936,874
MML Mid Cap Growth Fund, Initial Class (a)	620,801	10,746,058
MML Mid Cap Value Fund, Initial Class (a)	752,346	8,245,711
MML Small Cap Growth Equity Fund, Initial Class (a)	117,927	1,891,216
MML Small Company Value Fund, Class II (a)	232,885	3,782,053
MML Small/Mid Cap Value Fund, Initial Class (a)	219,805	2,664,032
MML Strategic Emerging Markets Fund, Class II (a)	663,604	7,790,705

		134,972,984

Fixed Income Funds — 13.2%
Invesco Oppenheimer V.I. Global Strategic Income Fund/VA, Series I	153,836	749,182
MML Dynamic Bond Fund, Class II (a)	352,629	3,568,606

	Number of Shares	Value
MML High Yield Fund, Class II (a)	50,970	$492,371
MML Inflation-Protected and Income Fund, Initial Class (a)	330,122	3,403,554
MML Managed Bond Fund, Initial Class (a)	543,711	6,861,637
MML Short-Duration Bond Fund, Class II (a)	297,886	2,907,372
MML Total Return Bond Fund, Class II (a)	230,888	2,495,903

		20,478,625

TOTAL MUTUAL FUNDS (Cost $152,750,722)		155,451,609

TOTAL LONG-TERM INVESTMENTS (Cost $152,750,722)		155,451,609

TOTAL INVESTMENTS — 100.1% (Cost $152,750,722) (b)		155,451,609

Other Assets/(Liabilities) — (0.1)%		(128,418)

NET ASSETS — 100.0%		$155,323,191

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

12

MML American Funds Growth Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Growth Fund, Class 1	2,539,487	$185,052,418

TOTAL MUTUAL FUNDS (Cost $181,743,611)		185,052,418

TOTAL LONG-TERM INVESTMENTS (Cost $181,743,611)		185,052,418

TOTAL INVESTMENTS — 100.1% (Cost $181,743,611) (a)		185,052,418

Other Assets/(Liabilities) — (0.1)%		(205,349)

NET ASSETS — 100.0%		$184,847,069

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

13

MML American Funds International Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds International Fund, Class 1	3,167,463	$62,557,397

TOTAL MUTUAL FUNDS (Cost $59,723,546)		62,557,397

TOTAL LONG-TERM INVESTMENTS (Cost $59,723,546)		62,557,397

TOTAL INVESTMENTS — 100.1% (Cost $59,723,546) (a)		62,557,397

Other Assets/(Liabilities) — (0.1)%		(84,326)

NET ASSETS — 100.0%		$62,473,071

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

14

MML American Funds Core Allocation Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 64.3%
American Funds Blue Chip Income and Growth Fund, Class 1	20,108,637	$253,569,910
American Funds Growth-Income Fund, Class 1	5,487,012	259,480,813
American Funds International Fund, Class 1	6,583,958	130,033,165

		643,083,888

Fixed Income Funds — 35.8%
American Funds Bond Fund, Class 1	32,144,852	357,450,753

TOTAL MUTUAL FUNDS (Cost $1,003,172,582)		1,000,534,641

TOTAL LONG-TERM INVESTMENTS (Cost $1,003,172,582)		1,000,534,641

TOTAL INVESTMENTS — 100.1% (Cost $1,003,172,582) (a)		1,000,534,641

Other Assets/(Liabilities) — (0.1)%		(1,087,372)

NET ASSETS — 100.0%		$999,447,269

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

15

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$25,747,924	$36,235,708
Investments, at value — affiliated issuers (Note 2 & 7) (b)	387,940,808	501,763,808

Total investments	413,688,732	537,999,516

Receivables from:
Investments sold	-	593,347
Fund shares sold	564,566	68,635

Total assets	414,253,298	538,661,498

Liabilities:
Payables for:
Investments purchased	405,251	-
Fund shares repurchased	152,237	653,222
Trustees’ fees and expenses (Note 3)	48,487	59,395
Affiliates (Note 3):
Investment advisory fees	31,401	40,719
Administration fees	-	-
Service fees	198,631	255,223
Accrued expense and other liabilities	57,827	61,265

Total liabilities	893,834	1,069,824

Net assets	$413,359,464	$537,591,674

Net assets consist of:
Paid-in capital	$386,160,758	$497,714,293
Accumulated Gain (Loss)	27,198,706	39,877,381

Net assets	$413,359,464	$537,591,674

(a) Cost of investments — unaffiliated issuers:	$25,991,755	$37,022,261
(b) Cost of investments — affiliated issuers:	$379,708,487	$492,972,106

The accompanying notes are an integral part of the financial statements.

16

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$133,909,989	$102,324,671	$11,478,382	$185,052,418	$62,557,397	$1,000,534,641
2,010,218,087	1,433,326,556	143,973,227	-	-	-

2,144,128,076	1,535,651,227	155,451,609	185,052,418	62,557,397	1,000,534,641

1,213,852	1,396,804	38,911	197,420	74,960	-
84,181	53,579	13,668	158,568	1,160	157,161

2,145,426,109	1,537,101,610	155,504,188	185,408,406	62,633,517	1,000,691,802

-	-	-	-	-	2,135
1,266,048	1,427,145	49,294	352,432	74,151	140,197
221,483	178,367	13,270	13,658	6,177	88,230

162,517	116,204	11,714	20,856	7,006	147,018
-	-	-	34,760	11,677	189,478
1,097,682	601,963	56,164	114,120	38,524	623,065
112,111	92,642	50,555	25,511	22,911	54,410

2,859,841	2,416,321	180,997	561,337	160,446	1,244,533

$2,142,566,268	$1,534,685,289	$155,323,191	$184,847,069	$62,473,071	$999,447,269

$1,944,304,871	$1,341,377,539	$137,623,812	$136,331,757	$52,736,037	$858,772,581
198,261,397	193,307,750	17,699,379	48,515,312	9,737,034	140,674,688

$2,142,566,268	$1,534,685,289	$155,323,191	$184,847,069	$62,473,071	$999,447,269

$134,691,024	$102,367,199	$11,691,310	$181,743,611	$59,723,546	$1,003,172,582
$1,975,577,575	$1,401,793,138	$141,059,412	$-	$-	$-

17

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$93,709,310	$124,253,077

Shares outstanding (a)	9,215,429	12,256,348

Net asset value, offering price and redemption price per share	$10.17	$10.14

Service Class shares:
Net assets	$319,650,154	$413,338,597

Shares outstanding (a)	31,806,561	41,200,298

Net asset value, offering price and redemption price per share	$10.05	$10.03

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

18

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$376,853,918	$566,327,670	$65,137,403	$-	$-	$-

34,577,697	59,568,116	6,132,502	-	-	-

$10.90	$9.51	$10.62	$-	$-	$-

$1,765,712,350	$968,357,619	$90,185,788	$-	$-	$-

164,067,119	102,870,227	8,626,995	-	-	-

$10.76	$9.41	$10.45	$-	$-	$-

$-	$-	$-	$184,847,069	$62,473,071	$999,447,269

-	-	-	12,497,265	6,015,757	81,958,821

$-	$-	$-	$14.79	$10.38	$12.19

19

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$523,525	$598,227
Dividends — affiliated issuers (Note 7)	2,267,248	2,541,150

Total investment income	2,790,773	3,139,377

Expenses (Note 3):
Investment advisory fees	201,096	258,485
Custody fees	12,036	12,042
Audit fees	15,781	15,865
Legal fees	12,188	15,483
Proxy fees	1,069	1,069
Shareholder reporting fees	7,939	9,025
Trustees’ fees	9,823	12,546

	259,932	324,515
Administration fees:
Service Class I	-	-
Service fees:
Service Class	388,660	498,104
Service Class I	-	-

Total expenses	648,592	822,619
Expenses waived (Note 3):
Service Class I fees reimbursed by adviser	-	-

Net expenses:	648,592	822,619

Net investment income (loss)	2,142,181	2,316,758

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	8,334	(7,253)
Investment transactions — affiliated issuers (Note 7)	(2,525,368)	(3,623,736)
Realized gain distributions — unaffiliated issuers	1,981,774	3,480,540

Net realized gain (loss)	(535,260)	(150,449)

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(243,831)	(786,553)
Investment transactions — affiliated issuers (Note 7)	37,798,181	53,791,200

Net change in unrealized appreciation (depreciation)	37,554,350	53,004,647

Net realized gain (loss) and change in unrealized appreciation (depreciation)	37,019,090	52,854,198

Net increase (decrease) in net assets resulting from operations	$39,161,271	$55,170,956

The accompanying notes are an integral part of the financial statements.

20

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$2,064,415	$1,309,364	$112,253	$445,750	$108,551	$4,221,156
8,669,709	4,362,265	269,131	-	-	-

10,734,124	5,671,629	381,384	445,750	108,551	4,221,156

1,042,614	749,235	73,783	132,132	45,020	945,986
12,560	12,588	12,557	1,129	1,129	3,443
17,057	16,602	15,584	15,600	15,516	16,205
63,275	44,629	4,119	4,775	1,861	28,199
1,069	1,069	1,069	1,069	1,069	1,069
24,617	18,602	5,333	6,113	5,058	15,514
51,000	36,320	3,422	3,950	1,398	23,310

1,212,192	879,045	115,867	164,768	71,051	1,033,726

-	-	-	220,221	75,033	1,220,049

2,154,981	1,180,428	109,067	-	-	-
-	-	-	220,221	75,033	1,220,049

3,367,173	2,059,473	224,934	605,210	221,117	3,473,824

-	-	-	-	(6,915)	-

3,367,173	2,059,473	224,934	605,210	214,202	3,473,824

7,366,951	3,612,156	156,450	(159,460)	(105,651)	747,332

(153,696)	(384,409)	75,140	2,031,323	750,466	2,173,609
(8,923,586)	1,212,303	(806,013)	-	-	-
13,313,162	11,789,688	1,394,680	19,248,199	1,554,763	48,192,208

4,235,880	12,617,582	663,807	21,279,522	2,305,229	50,365,817

(781,035)	(42,528)	(212,928)	5,407,545	5,976,801	52,630,811
230,508,883	178,629,067	20,558,260	-	-	-

229,727,848	178,586,539	20,345,332	5,407,545	5,976,801	52,630,811

233,963,728	191,204,121	21,009,139	26,687,067	8,282,030	102,996,628

$241,330,679	$194,816,277	$21,165,589	$26,527,607	$8,176,379	$103,743,960

21

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,142,181	$8,942,002
Net realized gain (loss)	(535,260)	14,650,602
Net change in unrealized appreciation (depreciation)	37,554,350	(38,676,162)

Net increase (decrease) in net assets resulting from operations	39,161,271	(15,083,558)

Distributions to shareholders (Note 2):
Initial Class	-	(4,578,931)
Service Class	-	(14,533,651)

Total distributions	-	(19,112,582)

Net fund share transactions (Note 5):
Initial Class	(6,089,970)	(8,677,685)
Service Class	(16,739,140)	(36,235,951)

Increase (decrease) in net assets from fund share transactions	(22,829,110)	(44,913,636)

Total increase (decrease) in net assets	16,332,161	(79,109,776)
Net assets
Beginning of period	397,027,303	476,137,079

End of period	$413,359,464	$397,027,303

The accompanying notes are an integral part of the financial statements.

22

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

$2,316,758	$10,343,559	$7,366,951	$36,852,395	$3,612,156	$21,702,965
(150,449)	23,266,475	4,235,880	126,757,835	12,617,582	130,745,975
53,004,647	(58,352,656)	229,727,848	(286,045,480)	178,586,539	(260,669,321)

55,170,956	(24,742,622)	241,330,679	(122,435,250)	194,816,277	(108,220,381)

-	(8,016,875)	-	(26,266,683)	-	(49,457,550)
-	(25,727,972)	-	(124,671,100)	-	(81,733,948)

-	(33,744,847)	-	(150,937,783)	-	(131,191,498)

(4,698,149)	(10,129,837)	(14,890,602)	(21,673,573)	(42,890,574)	(22,368,057)
(20,288,646)	(23,329,001)	(123,808,332)	(129,890,525)	(69,325,032)	(14,476,181)

(24,986,795)	(33,458,838)	(138,698,934)	(151,564,098)	(112,215,606)	(36,844,238)

30,184,161	(91,946,307)	102,631,745	(424,937,131)	82,600,671	(276,256,117)

507,407,513	599,353,820	2,039,934,523	2,464,871,654	1,452,084,618	1,728,340,735

$537,591,674	$507,407,513	$2,142,566,268	$2,039,934,523	$1,534,685,289	$1,452,084,618

23

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$156,450	$1,491,704
Net realized gain (loss)	663,807	14,143,351
Net change in unrealized appreciation (depreciation)	20,345,332	(28,171,514)

Net increase (decrease) in net assets resulting from operations	21,165,589	(12,536,459)

Distributions to shareholders (Note 2):
Initial Class	-	(4,023,507)
Service Class	-	(5,643,220)
Service Class I	-	-

Total distributions	-	(9,666,727)

Net fund share transactions (Note 5):
Initial Class	230,483	(1,349,671)
Service Class	(5,480,219)	6,197,083
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(5,249,736)	4,847,412

Total increase (decrease) in net assets	15,915,853	(17,355,774)
Net assets
Beginning of period	139,407,338	156,763,112

End of period	$155,323,191	$139,407,338

The accompanying notes are an integral part of the financial statements.

24

MML American Funds Growth Fund		MML American Funds International Fund		MML American Funds Core Allocation Fund
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

$(159,460)	$11,374	$(105,651)	$781,870	$747,332	$15,009,554
21,279,522	24,089,387	2,305,229	3,966,820	50,365,817	77,288,807
5,407,545	(24,719,323)	5,976,801	(13,493,195)	52,630,811	(140,549,710)

26,527,607	(618,562)	8,176,379	(8,744,505)	103,743,960	(48,251,349)

-	-	-	-	-	-
-	-	-	-	-	-
-	(20,518,506)	-	(2,601,370)	-	(91,047,579)

-	(20,518,506)	-	(2,601,370)	-	(91,047,579)

-	-	-	-	-	-
-	-	-	-	-	-
(4,040,422)	11,600,753	(2,415,555)	1,126,970	(60,347,734)	1,076,141

(4,040,422)	11,600,753	(2,415,555)	1,126,970	(60,347,734)	1,076,141

22,487,185	(9,536,315)	5,760,824	(10,218,905)	43,396,226	(138,222,787)

162,359,884	171,896,199	56,712,247	66,931,152	956,051,043	1,094,273,830

$184,847,069	$162,359,884	$62,473,071	$56,712,247	$999,447,269	$956,051,043

25

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$9.23	$0.06	$0.88	$0.94	$-	$-	$-	$10.17	10.18%	[b]	$93,709	0.13%	[a]	1.25%	[a]
12/31/18	10.01	0.22	(0.55)	(0.33)	(0.25)	(0.20)	(0.45)	9.23	(3.50%	)	90,797	0.12%		2.22%
12/31/17	9.63	0.22	0.70	0.92	(0.23)	(0.31)	(0.54)	10.01	9.62%		107,294	0.12%		2.23%
12/31/16	9.83	0.20	0.37	0.57	(0.24)	(0.53)	(0.77)	9.63	5.78%		112,989	0.12%		2.01%
12/31/15	10.94	0.21	(0.25)	(0.04)	(0.32)	(0.75)	(1.07)	9.83	(0.38%	)	117,636	0.12%		1.96%
12/31/14	11.40	0.25	0.33	0.58	(0.29)	(0.75)	(1.04)	10.94	5.13%		131,214	0.13%		2.22%
Service Class
6/30/19[r]	$9.13	$0.05	$0.87	$0.92	$-	$-	$-	$10.05	10.08%	[b]	$319,650	0.38%	[a]	1.01%	[a]
12/31/18	9.90	0.19	(0.53)	(0.34)	(0.23)	(0.20)	(0.43)	9.13	(3.70%	)	306,230	0.37%		1.94%
12/31/17	9.53	0.20	0.68	0.88	(0.20)	(0.31)	(0.51)	9.90	9.33%		368,843	0.37%		2.00%
12/31/16	9.74	0.18	0.35	0.53	(0.21)	(0.53)	(0.74)	9.53	5.48%		364,364	0.37%		1.80%
12/31/15	10.85	0.19	(0.26)	(0.07)	(0.29)	(0.75)	(1.04)	9.74	(0.63%	)	338,677	0.37%		1.76%
12/31/14	11.32	0.23	0.31	0.54	(0.26)	(0.75)	(1.01)	10.85	4.83%		342,234	0.38%		2.01%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate[x]	20%	18%	14%	24%	29%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

26

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$9.12	$0.05	$0.97	$1.02	$-	$-	$-	$10.14	11.18%	[b]	$124,253	0.13%	[a]	1.09%	[a]
12/31/18	10.16	0.20	(0.61)	(0.41)	(0.24)	(0.39)	(0.63)	9.12	(4.47%	)	116,177	0.12%		2.00%
12/31/17	9.70	0.21	0.88	1.09	(0.20)	(0.43)	(0.63)	10.16	11.48%		139,773	0.12%		2.06%
12/31/16	10.05	0.18	0.43	0.61	(0.24)	(0.72)	(0.96)	9.70	6.15%		134,716	0.12%		1.84%
12/31/15	11.23	0.19	(0.23)	(0.04)	(0.31)	(0.83)	(1.14)	10.05	(0.36%	)	144,084	0.12%		1.77%
12/31/14	11.58	0.24	0.38	0.62	(0.25)	(0.72)	(0.97)	11.23	5.35%		167,530	0.12%		2.05%
Service Class
6/30/19[r]	$9.03	$0.04	$0.96	$1.00	$-	$-	$-	$10.03	11.07%	[b]	$413,339	0.38%	[a]	0.84%	[a]
12/31/18	10.07	0.17	(0.61)	(0.44)	(0.21)	(0.39)	(0.60)	9.03	(4.76%	)	391,230	0.37%		1.76%
12/31/17	9.62	0.18	0.88	1.06	(0.18)	(0.43)	(0.61)	10.07	11.21%		459,581	0.37%		1.82%
12/31/16	9.98	0.16	0.42	0.58	(0.22)	(0.72)	(0.94)	9.62	5.82%		438,996	0.37%		1.62%
12/31/15	11.16	0.17	(0.23)	(0.06)	(0.29)	(0.83)	(1.12)	9.98	(0.61%	)	427,682	0.37%		1.56%
12/31/14	11.52	0.21	0.37	0.58	(0.22)	(0.72)	(0.94)	11.16	5.07%		430,872	0.37%		1.81%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate[x]	20%	17%	15%	18%	26%	23%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

27

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$9.71	$0.05	$1.14	$1.19	$-	$-	$-	$10.90	12.26%	[b]	$376,854	0.12%	[a]	0.92%	[a]
12/31/18	11.00	0.19	(0.73)	(0.54)	(0.24)	(0.51)	(0.75)	9.71	(5.48%	)	349,719	0.11%		1.79%
12/31/17	10.38	0.20	1.15	1.35	(0.20)	(0.53)	(0.73)	11.00	13.33%		417,670	0.11%		1.84%
12/31/16	10.66	0.18	0.54	0.72	(0.23)	(0.77)	(1.00)	10.38	6.89%		411,730	0.11%		1.69%
12/31/15	11.83	0.18	(0.26)	(0.08)	(0.28)	(0.81)	(1.09)	10.66	(0.64%	)	416,556	0.11%		1.59%
12/31/14	12.10	0.21	0.47	0.68	(0.21)	(0.74)	(0.95)	11.83	5.61%		465,943	0.11%		1.76%
Service Class
6/30/19[r]	$9.60	$0.03	$1.13	$1.16	$-	$-	$-	$10.76	12.08%	[b]	$1,765,712	0.37%	[a]	0.66%	[a]
12/31/18	10.88	0.16	(0.72)	(0.56)	(0.21)	(0.51)	(0.72)	9.60	(5.70%	)	1,690,215	0.36%		1.54%
12/31/17	10.28	0.17	1.14	1.31	(0.18)	(0.53)	(0.71)	10.88	12.99%		2,047,202	0.36%		1.60%
12/31/16	10.57	0.15	0.53	0.68	(0.20)	(0.77)	(0.97)	10.28	6.59%		1,968,981	0.36%		1.45%
12/31/15	11.74	0.16	(0.26)	(0.10)	(0.26)	(0.81)	(1.07)	10.57	(0.86%	)	1,922,174	0.36%		1.38%
12/31/14	12.02	0.19	0.46	0.65	(0.19)	(0.74)	(0.93)	11.74	5.37%		1,790,903	0.36%		1.55%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate[x]	17%	15%	13%	14%	19%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

28

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$8.35	$0.03	$1.13	$1.16	$-	$-	$-	$9.51	13.89%	[b]	$566,328	0.12%	[a]	0.64%	[a]
12/31/18	9.75	0.14	(0.73)	(0.59)	(0.18)	(0.63)	(0.81)	8.35	(6.90%	)	536,767	0.11%		1.47%
12/31/17	9.16	0.15	1.28	1.43	(0.15)	(0.69)	(0.84)	9.75	16.07%		647,613	0.11%		1.53%
12/31/16	9.69	0.13	0.58	0.71	(0.19)	(1.05)	(1.24)	9.16	7.57%		607,088	0.11%		1.38%
12/31/15	11.28	0.13	(0.21)	(0.08)	(0.28)	(1.23)	(1.51)	9.69	(0.71%	)	605,993	0.11%		1.22%
12/31/14	11.80	0.16	0.52	0.68	(0.19)	(1.01)	(1.20)	11.28	5.77%		660,986	0.11%		1.39%
Service Class
6/30/19[r]	$8.28	$0.02	$1.11	$1.13	$-	$-	$-	$9.41	13.65%	[b]	$968,358	0.37%	[a]	0.39%	[a]
12/31/18	9.67	0.12	(0.73)	(0.61)	(0.15)	(0.63)	(0.78)	8.28	(7.10%	)	915,318	0.36%		1.22%
12/31/17	9.09	0.12	1.28	1.40	(0.13)	(0.69)	(0.82)	9.67	15.81%		1,080,728	0.36%		1.27%
12/31/16	9.63	0.11	0.56	0.67	(0.16)	(1.05)	(1.21)	9.09	7.23%		1,001,718	0.36%		1.13%
12/31/15	11.22	0.11	(0.22)	(0.11)	(0.25)	(1.23)	(1.48)	9.63	(0.97%	)	1,003,111	0.36%		0.98%
12/31/14	11.74	0.13	0.52	0.65	(0.16)	(1.01)	(1.17)	11.22	5.56%		1,034,580	0.36%		1.14%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate[x]	19%	17%	16%	17%	22%	25%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

29

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$9.20	$0.02	$1.40	$1.42	$-	$-	$-	$10.62	15.43%	[b]	$65,137	0.16%	[a]	0.37%	[a]
12/31/18	10.68	0.12	(0.90)	(0.78)	(0.15)	(0.55)	(0.70)	9.20	(8.12%	)	56,195	0.15%		1.10%
12/31/17	9.67	0.12	1.65	1.77	(0.12)	(0.64)	(0.76)	10.68	18.77%		66,517	0.15%		1.17%
12/31/16	10.10	0.11	0.72	0.83	(0.16)	(1.10)	(1.26)	9.67	8.54%		58,438	0.15%		1.09%
12/31/15	11.86	0.10	(0.20)	(0.10)	(0.25)	(1.41)	(1.66)	10.10	(0.84%	)	55,420	0.16%		0.92%
12/31/14	12.38	0.12	0.60	0.72	(0.14)	(1.10)	(1.24)	11.86	5.85%		57,996	0.17%		0.98%
Service Class
6/30/19[r]	$9.06	$0.01	$1.38	$1.39	$-	$-	$-	$10.45	15.34%	[b]	$90,186	0.41%	[a]	0.10%	[a]
12/31/18	10.54	0.09	(0.90)	(0.81)	(0.12)	(0.55)	(0.67)	9.06	(8.44%	)	83,212	0.40%		0.87%
12/31/17	9.56	0.10	1.62	1.72	(0.10)	(0.64)	(0.74)	10.54	18.44%		90,246	0.40%		0.95%
12/31/16	10.00	0.08	0.72	0.80	(0.14)	(1.10)	(1.24)	9.56	8.28%		73,617	0.40%		0.84%
12/31/15	11.76	0.08	(0.21)	(0.13)	(0.22)	(1.41)	(1.63)	10.00	(1.07%	)	67,973	0.41%		0.69%
12/31/14	12.29	0.09	0.59	0.68	(0.11)	(1.10)	(1.21)	11.76	5.61%		62,711	0.42%		0.77%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate[x]	22%	19%	20%	19%	22%	31%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

30

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]		Ratio of expenses to average daily net assets after expense waivers[u,j]		Net investment income (loss) to average daily net assets
Service Class I
6/30/19[r]	$12.70	$(0.01)		$2.10	$2.09	$-	$-	$-	$14.79	16.37%	[b]	$184,847	0.69%	[a]	0.69%	[l,a]	(0.18%	)[a]
12/31/18	14.37	0.00	[d]	0.15	0.15	(0.04)	(1.78)	(1.82)	12.70	(0.73%	)	162,360	0.69%		0.69%	[l]	0.01%
12/31/17	12.37	0.01		3.31	3.32	(0.04)	(1.28)	(1.32)	14.37	27.78%		171,896	0.68%		0.68%	[l]	0.07%
12/31/16	14.53	0.05		1.16	1.21	(0.03)	(3.34)	(3.37)	12.37	9.00%		139,841	0.69%		0.69%	[l]	0.37%
12/31/15	14.67	0.03		0.84	0.87	(0.10)	(0.91)	(1.01)	14.53	6.41%		127,667	0.69%		0.69%[l]		0.22%
12/31/14	14.14	0.12		1.00	1.12	(0.06)	(0.53)	(0.59)	14.67	7.99%		111,927	0.70%		0.70%	[l]	0.83%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate[x]	5%	12%	11%	8%	7%	4%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

31

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]		Ratio of expenses to average daily net assets after expense waivers[u,j]		Net investment income (loss) to average daily net assets
Service Class I
6/30/19[r]	$9.07	$(0.02)	$1.33	$1.31	$-	$-	$-	$10.38	14.44%	[b]	$62,473	0.74%	[a]	0.71%	[a]	(0.35%	)[a]
12/31/18	10.93	0.13	(1.55)	(1.42)	(0.09)	(0.35)	(0.44)	9.07	(13.52%	)	56,712	0.73%		0.70%		1.24%
12/31/17	9.12	0.08	2.73	2.81	(0.09)	(0.91)	(1.00)	10.93	31.65%		66,931	0.72%		0.70%		0.80%
12/31/16	9.63	0.09	0.21	0.30	(0.11)	(0.70)	(0.81)	9.12	2.97%		53,972	0.72%		0.70%		0.94%
12/31/15	10.48	0.12	(0.63)	(0.51)	(0.10)	(0.24)	(0.34)	9.63	(4.93%	)	55,589	0.72%		0.70%		1.14%
12/31/14	11.27	0.11	(0.43)	(0.32)	(0.10)	(0.37)	(0.47)	10.48	(3.09%	)	51,341	0.73%		0.70%		1.02%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate[x]	4%	11%	9%	12%	4%	6%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

32

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]		Net investment income (loss) to average daily net assets
Service Class I
6/30/19[r]	$10.98	$0.01	$1.20	$1.21	$-	$-	$-	$12.19	11.02%	[b]	$999,447	0.71%	[a]	0.15%	[a]
12/31/18	12.60	0.17	(0.69)	(0.52)	(0.22)	(0.88)	(1.10)	10.98	(4.84%	)	956,051	0.71%		1.41%
12/31/17	11.94	0.16	1.56	1.72	(0.18)	(0.88)	(1.06)	12.60	14.94%		1,094,274	0.71%		1.25%
12/31/16	12.08	0.16	0.92	1.08	(0.24)	(0.98)	(1.22)	11.94	8.97%		941,450	0.71%		1.29%
12/31/15	12.72	0.16	(0.31)	(0.15)	(0.17)	(0.32)	(0.49)	12.08	(1.12%	)	813,103	0.71%		1.28%
12/31/14	12.28	0.21	0.78	0.99	(0.13)	(0.42)	(0.55)	12.72	8.05%		696,608	0.72%		1.71%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate[x]	11%	15%	16%	7%	3%	3%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

33

Notes to Financial Statements (Unaudited)

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds Growth Fund (“MML American Funds Growth Fund”)

MML American Funds International Fund (“MML American Funds International Fund”)

MML American Funds Core Allocation Fund (“MML American Funds Core Allocation Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets in shares of series of the Trust and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual), and non-affiliated mutual funds (together, the “MML Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable MML Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

MML American Funds Growth Fund and MML American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of June 30, 2019, the MML American Funds Growth Fund and MML American Funds International Fund owned 70% and 64% of the Growth and International Master Funds, respectively. The MML American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company (together, the “American Underlying Funds” and collectively with the MML Underlying Funds, the “Underlying Funds”).

The SEC file number for the American Funds Insurance Series is 811-03857. Additional information related to the Master Funds’ and American Underlying Funds’ financial reports can be located on the SEC’s EDGAR database on its website at http://www.sec.gov.

34

Notes to Financial Statements (Unaudited) (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund or Master Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Master Fund or Underlying Funds. Shares of the Master Fund and Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds and Master Funds, as applicable, explain the valuation methods for the Underlying Funds and Master Funds, including the circumstances under which the Underlying Funds or Master Funds, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of June 30, 2019. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no Level 3 transfers during the period ended June 30, 2019.

35

Notes to Financial Statements (Unaudited) (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds or Master Funds. Because the Underlying Funds have varied expense and fee levels, and the Allocation Funds and MML American Funds Core Allocation Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each of the Allocation Funds and MML American Funds Core Allocation Fund will vary.

Foreign Securities

Certain Underlying Funds or Master Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Code, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

36

Notes to Financial Statements (Unaudited) (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Conservative Allocation Fund	0.10%
Balanced Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Growth Allocation Fund	0.10%
Aggressive Allocation Fund	0.10%
MML American Funds Growth Fund	0.15% on the first $500 million; and
0.125% on any excess over $500 million
MML American Funds International Fund	0.15% on the first $500 million; and
0.125% on any excess over $500 million
MML American Funds Core Allocation Fund	0.20% on the first $750 million; and
0.175% on any excess over $750 million

Administration Fees

For the MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
MML American Funds Growth Fund	0.25%
MML American Funds International Fund	0.25%
MML American Funds Core Allocation Fund	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

Prior to May 1, 2019, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Master Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other

37

Notes to Financial Statements (Unaudited) (Continued)

non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Service Class I
MML American Funds Growth Fund	0.70%
MML American Funds International Fund	0.70%

#	Master Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds or Master Funds (excluding short-term investments) for the period ended June 30, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$-	$82,055,446	$-	$100,799,042
Balanced Allocation Fund	-	105,458,132	-	124,691,583
Moderate Allocation Fund	-	363,424,056	-	481,607,598
Growth Allocation Fund	-	291,741,382	-	388,665,713
Aggressive Allocation Fund	-	32,551,903	-	36,266,099
MML American Funds Growth Fund	-	23,214,795	-	8,192,957
MML American Funds International Fund	-	2,431,974	-	3,410,211
MML American Funds Core Allocation Fund	-	113,206,327	-	124,715,952

38

Notes to Financial Statements (Unaudited) (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Conservative Allocation Fund Initial Class
Sold	505,092	$4,979,256	1,216,359	$12,019,373
Issued as reinvestment of dividends	-	-	470,116	4,578,931
Redeemed	(1,127,999)	(11,069,226)	(2,572,001)	(25,275,989)

Net increase (decrease)	(622,907)	$(6,089,970)	(885,526)	$(8,677,685)

Conservative Allocation Fund Service Class
Sold	1,581,952	$15,211,324	3,680,576	$35,883,005
Issued as reinvestment of dividends	-	-	1,506,078	14,533,651
Redeemed	(3,308,350)	(31,950,464)	(8,898,513)	(86,652,607)

Net increase (decrease)	(1,726,398)	$(16,739,140)	(3,711,859)	$(36,235,951)

Balanced Allocation Fund Initial Class
Sold	548,490	$5,419,771	622,909	$6,214,916
Issued as reinvestment of dividends	-	-	820,560	8,016,875
Redeemed	(1,036,021)	(10,117,920)	(2,461,785)	(24,361,628)

Net increase (decrease)	(487,531)	$(4,698,149)	(1,018,316)	$(10,129,837)

Balanced Allocation Fund Service Class
Sold	1,869,417	$18,178,119	3,628,825	$35,792,065
Issued as reinvestment of dividends	-	-	2,655,105	25,727,972
Redeemed	(3,982,264)	(38,466,765)	(8,622,192)	(84,849,038)

Net increase (decrease)	(2,112,847)	$(20,288,646)	(2,338,262)	$(23,329,001)

Moderate Allocation Fund Initial Class
Sold	787,608	$8,267,419	965,226	$10,462,004
Issued as reinvestment of dividends	-	-	2,489,733	26,266,683
Redeemed	(2,220,140)	(23,158,021)	(5,423,874)	(58,402,260)

Net increase (decrease)	(1,432,532)	$(14,890,602)	(1,968,915)	$(21,673,573)

Moderate Allocation Fund Service Class
Sold	1,548,028	$16,066,391	5,179,339	$55,525,490
Issued as reinvestment of dividends	-	-	11,941,676	124,671,100
Redeemed	(13,512,897)	(139,874,723)	(29,262,401)	(310,087,115)

Net increase (decrease)	(11,964,869)	$(123,808,332)	(12,141,386)	$(129,890,525)

Growth Allocation Fund Initial Class
Sold	685,803	$6,270,444	1,618,107	$15,066,584
Issued as reinvestment of dividends	-	-	5,329,477	49,457,550
Redeemed	(5,379,696)	(49,161,018)	(9,127,446)	(86,892,191)

Net increase (decrease)	(4,693,893)	$(42,890,574)	(2,179,862)	$(22,368,057)

Growth Allocation Fund Service Class
Sold	747,134	$6,776,659	4,096,589	$38,454,566
Issued as reinvestment of dividends	-	-	8,874,479	81,733,948
Redeemed	(8,416,445)	(76,101,691)	(14,209,662)	(134,664,695)

Net increase (decrease)	(7,669,311)	$(69,325,032)	(1,238,594)	$(14,476,181)

39

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Aggressive Allocation Fund Initial Class
Sold	398,465	$4,057,662	586,179	$6,224,912
Issued as reinvestment of dividends	-	-	385,393	4,023,507
Redeemed	(376,293)	(3,827,179)	(1,086,527)	(11,598,090)

Net increase (decrease)	22,172	$230,483	(114,955)	$(1,349,671)

Aggressive Allocation Fund Service Class
Sold	223,803	$2,241,552	1,017,849	$10,420,943
Issued as reinvestment of dividends	-	-	547,886	5,643,220
Redeemed	(778,731)	(7,721,771)	(945,718)	(9,867,080)

Net increase (decrease)	(554,928)	$(5,480,219)	620,017	$6,197,083

MML American Funds Growth Fund Service Class I
Sold	636,948	$9,049,724	1,459,874	$21,236,847
Issued as reinvestment of dividends	-	-	1,383,581	20,518,506
Redeemed	(919,033)	(13,090,146)	(2,025,375)	(30,154,600)

Net increase (decrease)	(282,085)	$(4,040,422)	818,080	$11,600,753

MML American Funds International Fund Service Class I
Sold	193,355	$1,943,772	780,190	$8,044,044
Issued as reinvestment of dividends	-	-	249,412	2,601,370
Redeemed	(433,661)	(4,359,327)	(897,346)	(9,518,444)

Net increase (decrease)	(240,306)	$(2,415,555)	132,256	$1,126,970

MML American Funds Core Allocation Fund Service Class I
Sold	1,424,335	$16,800,999	3,821,495	$46,993,936
Issued as reinvestment of dividends	-	-	7,619,044	91,047,579
Redeemed	(6,554,607)	(77,148,733)	(11,227,591)	(136,965,374)

Net increase (decrease)	(5,130,272)	$(60,347,734)	212,948	$1,076,141

6.	Federal Income Tax Information

At June 30, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$405,700,242	$10,847,035	$(2,858,545)	$7,988,490
Balanced Allocation Fund	529,994,367	13,767,096	(5,761,947)	8,005,149
Moderate Allocation Fund	2,110,268,599	63,056,543	(29,197,066)	33,859,477
Growth Allocation Fund	1,504,160,337	52,730,317	(21,239,427)	31,490,890
Aggressive Allocation Fund	152,750,722	5,175,249	(2,474,362)	2,700,887
MML American Funds Growth Fund	181,743,611	3,308,807	-	3,308,807
MML American Funds International Fund	59,723,546	2,833,851	-	2,833,851
MML American Funds Core Allocation Fund	1,003,172,582	16,002,124	(18,640,065)	(2,637,941)

40

Notes to Financial Statements (Unaudited) (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2018, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$10,334,933	$8,777,649
Balanced Allocation Fund	12,058,721	21,686,126
Moderate Allocation Fund	44,660,932	106,276,851
Growth Allocation Fund	27,277,596	103,913,902
Aggressive Allocation Fund	1,917,769	7,748,958
MML American Funds Growth Fund	490,445	20,028,061
MML American Funds International Fund	519,756	2,081,614
MML American Funds Core Allocation Fund	18,186,189	72,861,390

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2018:

Amount
Conservative Allocation Fund	$39,135
Balanced Allocation Fund	69,094
Moderate Allocation Fund	423,464
Growth Allocation Fund	390,805
Aggressive Allocation Fund	45,168
MML American Funds International Fund	92,674
MML American Funds Core Allocation Fund	204,018

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2018, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

41

Notes to Financial Statements (Unaudited) (Continued)

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$10,342,992	$15,457,653	$(62,017)	$(37,701,193)
Balanced Allocation Fund	12,564,822	24,552,520	(75,688)	(52,335,229)
Moderate Allocation Fund	48,785,866	126,799,289	(279,836)	(218,374,601)
Growth Allocation Fund	32,280,327	126,242,935	(228,037)	(159,803,752)
Aggressive Allocation Fund	2,782,163	13,636,022	(16,613)	(19,867,782)
MML American Funds Growth Fund	581,641	23,521,702	(16,900)	(2,098,738)
MML American Funds International Fund	1,681,466	3,099,871	(7,818)	(3,212,864)
MML American Funds Core Allocation Fund	23,619,076	70,110,677	(109,938)	(56,689,087)

The Funds did not have any unrecognized tax benefits at June 30, 2019, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the period ended June 30, 2019, was as follows:

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 6/30/19		Number of Shares Held as of 6/30/19	Dividend Income	Realized Gains Distributions
Conservative Allocation Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	$2,444,532	$310,132	$(1,061,608)	$357,911	$50,073	$2,101,040	#	26,868	$-	$256,933

Invesco Oppenheimer V.I. Global Fund/VA, Series I	6,015,043	1,071,317	(971,056)	255,899	26,212	6,397,415	#	163,116	55,946	883,704

Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	5,246,382	377,841	(4,877,161)	581,861	179,521	1,508,444	#	673,412	15,309	75,065

Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	4,201,052	868,912	(244,796)	60,606	7,504	4,893,278	#	181,031	50,889	766,072

MML Blue Chip Growth Fund, Initial Class	8,639,754	1,431,055	(1,503,517)	1,679,441	208,339	10,455,072		592,691	-	-

MML Dynamic Bond Fund, Class II	63,036,979	2,367,038	(10,576,391)	3,211,486	(45,023)	57,994,089		5,730,641	703,000	-

MML Equity Income Fund, Initial Class	11,259,033	821,362	(2,308,285)	1,783,900	(64,616)	11,491,394		988,932	-	-

MML Equity Index Fund, Class III	11,881,555	46,604	(12,856,823)	(294,498)	2,118,026	894,864		26,946	-	-

MML Focused Equity Fund, Class II	2,409,391	13,414,132	(695,398)	1,870,349	(570,996)	16,427,478		2,554,818	-	-

MML Foreign Fund, Initial Class	8,108,780	160,989	(1,604,445)	768,622	(183,314)	7,250,632		727,975	-	-

MML Fundamental Growth Fund, Class II	6,255,798	224,207	(956,786)	1,343,759	(104,043)	6,762,935		596,905	-	-

42

Notes to Financial Statements (Unaudited) (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 6/30/19		Number of Shares Held as of 6/30/19	Dividend Income	Realized Gains Distributions
Conservative Allocation Fund (Continued)

MML Fundamental Value Fund, Class II	$8,514,994	$2,308,831	$(1,307,828)	$1,078,142	$(28,230)	$10,565,909		761,782	$-	$-

MML Global Fund, Class I	10,337,781	8,143,385	(1,570,964)	2,611,522	(205,823)	19,315,901		1,556,479	-	-

MML High Yield Fund, Class II	11,812,135	2,289,791	(2,882,857)	1,200,219	(434,323)	11,984,965		1,240,680	175,001	-

MML Income & Growth Fund, Initial Class	12,229,220	301,731	(1,440,080)	2,048,818	(275,345)	12,864,344		1,319,420	-	-

MML Inflation-Protected and Income Fund, Initial Class	16,508,925	1,487,390	(1,403,832)	1,093,883	(69,796)	17,616,570		1,708,688	20,554	-

MML International Equity Fund, Class II	6,747,836	2,355,172	(598,221)	951,673	5,389	9,461,849		938,675	-	-

MML Large Cap Growth Fund, Initial Class	2,599,324	672,459	(808,051)	561,069	28,444	3,053,245		258,312	-	-

MML Managed Bond Fund, Initial Class	79,263,697	18,944,033	(13,580,673)	5,479,381	(631,898)	89,474,540		7,089,900	846,321	-

MML Mid Cap Growth Fund, Initial Class	6,778,479	2,922,610	(913,000)	1,767,771	(74,794)	10,481,066		605,492	-	-

MML Mid Cap Value Fund, Initial Class	7,785,334	396,919	(919,229)	1,561,141	(211,542)	8,612,623		785,823	-	-

MML Short-Duration Bond Fund, Class II	20,092,579	5,455,626	(2,256,990)	391,443	(36,518)	23,646,140		2,422,760	168,034	-

MML Small Cap Growth Equity Fund, Initial Class	1,441,789	206,266	(190,225)	335,595	24,169	1,817,594		113,336	-	-

MML Small Company Value Fund, Class II	3,653,765	194,355	(339,193)	648,152	(29,573)	4,127,506		254,157	-	-

MML Small/Mid Cap Value Fund, Initial Class	1,673,757	862,895	(230,549)	254,469	6,874	2,567,446		211,835	-	-

MML Strategic Emerging Markets Fund, Class II	500,495	5,268	(24,304)	76,747	2,618	560,824		47,770	-	-

MML Total Return Bond Fund, Class II	51,392,846	3,089,408	(7,168,907)	3,234,192	(33,717)	50,513,822		4,672,879	-	-

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	26,563,757	354,336	(27,507,872)	2,764,431	(2,174,652)	-		-	354,338	-

	$397,395,012	$71,084,064	$(100,799,041)	$37,677,984	$(2,517,034)	$402,840,985			$2,389,392	$1,981,774

Balanced Allocation Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	$4,330,133	$499,195	$(2,071,670)	$552,470	$189,224	$3,499,352	#	44,749	$-	$429,454

Invesco Oppenheimer V.I. Global Fund/VA, Series I	8,827,673	1,631,161	(968,339)	386,746	(10,837)	9,866,404	#	251,566	86,590	1,367,748

Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	11,079,936	1,532,777	(11,661,221)	1,858,470	(108,389)	2,701,573	#	1,206,059	27,527	134,974

Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	8,298,100	1,767,222	(307,434)	101,001	5,670	9,864,559	#	364,949	102,855	1,548,364

MML Blue Chip Growth Fund, Initial Class	14,319,625	593,338	(1,813,591)	2,733,551	185,439	16,018,362		908,070	-	-

MML Dynamic Bond Fund, Class II	63,752,628	3,096,360	(7,919,307)	3,302,257	(35,135)	62,196,803		6,145,929	707,560	-

MML Equity Income Fund, Initial Class	16,666,058	1,481,223	(2,806,388)	3,296,981	(684,137)	17,953,737		1,545,072	-	-

MML Equity Index Fund, Class III	15,692,671	87,359	(16,883,062)	(314,852)	2,722,756	1,304,872		39,292	-	-

MML Focused Equity Fund, Class II	2,687,561	17,512,067	(1,016,755)	1,738,772	(363,335)	20,558,310		3,197,249	-	-

43

Notes to Financial Statements (Unaudited) (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 6/30/19		Number of Shares Held as of 6/30/19	Dividend Income	Realized Gains Distributions
Balanced Allocation Fund (Continued)

MML Foreign Fund, Initial Class	$14,176,316	$1,290,767	$(1,707,830)	$1,252,188	$(165,533)	$14,845,908		1,490,553	$-	$-

MML Fundamental Growth Fund, Class II	9,289,466	180,831	(1,161,366)	2,016,287	(176,063)	10,149,155		895,777	-	-

MML Fundamental Value Fund, Class II	15,134,714	316,806	(1,493,937)	2,032,673	(249,512)	15,740,744		1,134,877	-	-

MML Global Fund, Class I	15,989,551	22,630,776	(2,673,920)	4,244,336	(199,370)	39,991,373		3,222,512	-	-

MML High Yield Fund, Class II	13,437,551	2,441,631	(3,848,867)	1,398,204	(519,080)	12,909,439		1,336,381	220,966	-

MML Income & Growth Fund, Initial Class	17,457,908	350,409	(1,933,334)	3,029,251	(505,464)	18,398,770		1,887,053	-	-

MML Inflation-Protected and Income Fund, Initial Class	18,608,638	1,772,938	(1,314,445)	1,233,979	(72,889)	20,228,221		1,962,000	23,267	-

MML International Equity Fund, Class II	12,461,899	1,565,012	(977,363)	1,765,884	(35,087)	14,780,345		1,466,304	-	-

MML Large Cap Growth Fund, Initial Class	5,951,119	118,697	(994,368)	1,267,255	(53,862)	6,288,841		532,051	-	-

MML Managed Bond Fund, Initial Class	86,417,649	20,469,240	(12,126,695)	5,585,111	(314,627)	100,030,678		7,926,361	903,587	-

MML Mid Cap Growth Fund, Initial Class	12,522,921	3,553,673	(1,330,675)	3,002,116	59,371	17,807,406		1,028,735	-	-

MML Mid Cap Value Fund, Initial Class	13,551,381	1,568,262	(1,301,010)	2,695,339	(339,175)	16,174,797		1,475,803	-	-

MML Short-Duration Bond Fund, Class II	23,866,311	3,652,586	(2,199,223)	450,493	(33,952)	25,736,215		2,636,907	201,318	-

MML Small Cap Growth Equity Fund, Initial Class	3,193,020	207,436	(277,433)	814,648	(25,263)	3,912,408		243,959	-	-

MML Small Company Value Fund, Class II	5,608,566	220,696	(458,880)	1,000,269	(51,124)	6,319,527		389,133	-	-

MML Small/Mid Cap Value Fund, Initial Class	3,547,754	388,183	(333,732)	583,517	(46,251)	4,139,471		341,541	-	-

MML Strategic Emerging Markets Fund, Class II	600,594	1,021,862	(50,902)	120,211	5,870	1,697,635		144,603	-	-

MML Total Return Bond Fund, Class II	54,159,581	4,601,916	(7,533,355)	3,329,063	23,586	54,580,791		5,049,102	-	-

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	36,229,988	484,452	(37,526,482)	3,645,862	(2,833,820)	-		-	484,452	-

	$507,859,312	$95,036,875	$(124,691,584)	$53,122,082	$(3,630,989)	$527,695,696			$2,758,122	$3,480,540

Moderate Allocation Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	$22,685,185	$2,171,508	$(11,150,470)	$3,189,792	$717,330	$17,613,345	#	225,235	$-	$2,161,727

Invesco Oppenheimer V.I. Global Fund/VA, Series I	37,665,635	6,093,536	(5,278,430)	1,736,447	(44,459)	40,172,729	#	1,024,292	361,618	5,711,998

Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	35,317,171	2,315,962	(30,114,813)	3,685,630	1,433,328	12,637,278	#	5,641,642	128,754	631,324

Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	25,674,274	6,138,605	(2,517,277)	370,066	(87,221)	29,578,447	#	1,094,282	319,394	4,808,113

MML Blue Chip Growth Fund, Initial Class	69,294,777	898,206	(8,384,463)	13,617,995	416,276	75,842,791		4,299,478	-	-

MML Dynamic Bond Fund, Class II	209,820,148	7,023,356	(22,891,855)	10,987,478	(234,805)	204,704,322		20,227,700	2,339,595	-

MML Equity Income Fund, Initial Class	82,090,173	41,403	(10,410,695)	13,910,252	(1,546,112)	84,085,021		7,236,232	-	-

44

Notes to Financial Statements (Unaudited) (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 6/30/19		Number of Shares Held as of 6/30/19	Dividend Income	Realized Gains Distributions
Moderate Allocation Fund (Continued)

MML Equity Index Fund, Class III	$76,574,751	$42,507	$(83,096,057)	$(1,425,522)	$13,508,263	$5,603,942		168,743	$-	$-

MML Focused Equity Fund, Class II	20,985,975	90,471,251	(4,813,226)	13,404,468	(4,755,651)	115,292,817		17,930,454	-	-

MML Foreign Fund, Initial Class	68,158,972	2,714,286	(4,437,783)	5,397,920	(127,470)	71,705,925		7,199,390	-	-

MML Fundamental Growth Fund, Class II	40,049,374	25,011	(4,926,690)	8,593,041	(662,578)	43,078,158		3,802,132	-	-

MML Fundamental Value Fund, Class II	72,225,183	37,828	(6,080,586)	9,114,763	(596,562)	74,700,626		5,385,770	-	-

MML Global Fund, Class I	73,665,241	85,412,216	(10,536,191)	18,876,806	(890,814)	166,527,258		13,418,796	-	-

MML High Yield Fund, Class II	42,569,900	2,723,166	(8,968,227)	3,980,300	(1,256,937)	39,048,202		4,042,257	707,247	-

MML Income & Growth Fund, Initial Class	81,410,810	40,188	(7,925,730)	12,783,689	(1,006,888)	85,302,069		8,748,930	-	-

MML Inflation-Protected and Income Fund, Initial Class	62,730,545	4,841,841	(4,494,435)	4,135,579	(246,180)	66,967,350		6,495,378	78,064	-

MML International Equity Fund, Class II	65,866,175	3,964,085	(4,358,340)	9,023,523	(159,083)	74,336,360		7,374,639	-	-

MML Large Cap Growth Fund, Initial Class	22,092,695	144,967	(4,075,147)	4,629,985	(155,463)	22,637,037		1,915,147	-	-

MML Managed Bond Fund, Initial Class	261,870,348	78,018,886	(31,878,414)	17,496,083	(686,237)	324,820,666		25,738,561	2,760,659	-

MML Mid Cap Growth Fund, Initial Class	68,405,477	11,576,714	(7,897,378)	15,843,988	538,248	88,467,049		5,110,748	-	-

MML Mid Cap Value Fund, Initial Class	69,126,568	2,957,301	(7,673,956)	14,104,426	(2,262,626)	76,251,713		6,957,273	-	-

MML Short-Duration Bond Fund, Class II	84,136,565	2,739,817	(7,363,610)	1,609,318	(168,368)	80,953,722		8,294,439	707,993	-

MML Small Cap Growth Equity Fund, Initial Class	12,860,106	1,292,621	(1,315,713)	3,455,656	(264,278)	16,028,392		999,454	-	-

MML Small Company Value Fund, Class II	27,837,569	996,317	(2,306,792)	5,161,452	(462,953)	31,225,593		1,922,758	-	-

MML Small/Mid Cap Value Fund, Initial Class	22,177,322	1,985,508	(1,657,735)	3,479,885	(215,252)	25,769,728		2,126,215	-	-

MML Strategic Emerging Markets Fund, Class II	52,900,676	3,083,049	(3,820,913)	8,163,013	380,740	60,706,565		5,170,917	-	-

MML Total Return Bond Fund, Class II	175,042,376	9,303,122	(19,143,972)	11,680,703	(719,448)	176,162,781		16,296,279	-	-

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	158,427,061	2,076,151	(164,088,701)	13,107,571	(9,522,082)	-		-	2,076,151	-

	$2,041,661,052	$329,129,408	$(481,607,599)	$230,114,307	$(9,077,282)	$2,110,219,886			$9,479,475	$13,313,162

Growth Allocation Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	$20,070,503	$1,979,756	$(9,620,272)	$2,488,470	$1,003,003	$15,921,460	#	203,599	$-	$1,954,195

Invesco Oppenheimer V.I. Global Fund/VA, Series I	32,160,543	5,189,305	(5,939,415)	1,429,934	40,171	32,880,538	#	838,362	306,537	4,841,964

Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	31,899,741	1,187,059	(26,192,335)	3,611,627	841,616	11,347,708	#	5,065,941	115,631	566,979

Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	24,624,971	4,751,497	(3,667,051)	633,010	(197,908)	26,144,519	#	967,241	294,048	4,426,550

MML Blue Chip Growth Fund, Initial Class	61,820,595	454,661	(7,651,397)	12,527,636	(53,568)	67,097,927		3,803,737	-	-

45

Notes to Financial Statements (Unaudited) (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 6/30/19		Number of Shares Held as of 6/30/19	Dividend Income	Realized Gains Distributions
Growth Allocation Fund (Continued)

MML Dynamic Bond Fund, Class II	$81,481,511	$9,095,234	$(7,499,881)	$4,405,205	$(39,704)	$87,442,365		8,640,550	$914,184	$-

MML Equity Income Fund, Initial Class	73,474,363	90,284	(9,865,843)	9,429,319	1,528,332	74,656,455		6,424,824	-	-

MML Equity Index Fund, Class III	69,125,769	66,000	(75,400,287)	(1,157,357)	12,302,521	4,936,646		148,649	-	-

MML Focused Equity Fund, Class II	19,201,581	99,462,798	(14,819,013)	13,641,126	(5,627,691)	111,858,801		17,396,392	-	-

MML Foreign Fund, Initial Class	62,924,066	1,947,897	(4,675,880)	4,768,449	98,849	65,063,381		6,532,468	-	-

MML Fundamental Growth Fund, Class II	30,815,375	44,096	(4,163,744)	6,626,750	(522,616)	32,799,861		2,894,957	-	-

MML Fundamental Value Fund, Class II	64,870,915	80,109	(5,689,029)	6,293,962	1,359,618	66,915,575		4,824,483	-	-

MML Global Fund, Class I	67,099,378	74,888,162	(9,676,115)	16,885,094	(679,047)	148,517,472		11,967,564	-	-

MML High Yield Fund, Class II	11,646,363	7,207,358	(1,439,400)	970,245	(184,482)	18,200,084		1,884,067	190,067	-

MML Income & Growth Fund, Initial Class	73,646,206	89,669	(8,587,219)	11,857,710	(1,343,523)	75,662,843		7,760,292	-	-

MML Inflation-Protected and Income Fund, Initial Class	57,831,762	2,658,413	(5,050,964)	3,688,649	(215,062)	58,912,798		5,714,141	69,243	-

MML International Equity Fund, Class II	61,352,726	3,916,078	(4,615,940)	8,384,557	(143,814)	68,893,607		6,834,683	-	-

MML Large Cap Growth Fund, Initial Class	20,810,674	28,699	(3,291,972)	4,421,999	(150,049)	21,819,351		1,845,969	-	-

MML Managed Bond Fund, Initial Class	109,788,382	37,424,660	(14,172,516)	7,560,610	(364,918)	140,236,218		11,112,219	1,188,015	-

MML Mid Cap Growth Fund, Initial Class	65,525,098	8,071,323	(7,319,130)	14,046,185	1,515,522	81,838,998		4,727,845	-	-

MML Mid Cap Value Fund, Initial Class	64,673,041	509,706	(7,027,686)	11,330,295	(336,482)	69,148,874		6,309,204	-	-

MML Short-Duration Bond Fund, Class II	41,566,339	2,403,404	(4,952,057)	828,394	(121,991)	39,724,089		4,070,091	348,851	-

MML Small Cap Growth Equity Fund, Initial Class	11,889,198	1,302,785	(1,370,941)	3,151,574	(200,401)	14,772,215		921,124	-	-

MML Small Company Value Fund, Class II	26,604,654	821,618	(2,464,179)	5,398,343	(907,604)	29,452,832		1,813,598	-	-

MML Small/Mid Cap Value Fund, Initial Class	21,784,982	500,541	(1,723,335)	3,312,178	(198,109)	23,676,257		1,953,487	-	-

MML Strategic Emerging Markets Fund, Class II	51,435,567	4,129,861	(4,303,972)	7,872,021	530,740	59,664,217		5,082,131	-	-

MML Total Return Bond Fund, Class II	71,142,702	5,575,358	(9,187,493)	4,796,018	(290,895)	72,035,690		6,663,801	-	-

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	123,894,119	1,651,904	(128,298,647)	9,567,238	(6,814,614)	-		-	1,651,905	-

	$1,453,161,124	$275,528,235	$(388,665,713)	$178,769,241	$827,894	$1,519,620,781			$5,078,481	$11,789,688

Aggressive Allocation Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund/VA, Series I	$2,551,637	$291,659	$(1,312,549)	$383,261	$61,647	$1,975,655	#	25,264	$-	$242,110

Invesco Oppenheimer V.I. Global Fund/VA, Series I	3,381,972	670,914	(348,397)	59,677	79,302	3,843,468	#	97,998	33,707	532,423

Invesco Oppenheimer V.I. International Growth Fund/VA, Series I	3,627,672	134,144	(2,857,148)	369,877	129,603	1,404,148	#	626,852	14,282	70,032

46

Notes to Financial Statements (Unaudited) (Continued)

	Beginning Value as of 12/31/18	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 6/30/19		Number of Shares Held as of 6/30/19	Dividend Income	Realized Gains Distributions
Aggressive Allocation Fund (Continued)

Invesco Oppenheimer V.I. Main Street Fund/VA, Series I	$3,789,298	$661,425	$(1,142,719)	$133,952	$63,974	$3,505,930	#	129,705	$36,543	$550,115

MML Blue Chip Growth Fund, Initial Class	7,492,621	210,193	(816,772)	1,432,895	72,483	8,391,420		475,704	-	-

MML Dynamic Bond Fund, Class II	2,110,207	1,525,836	(201,696)	134,085	174	3,568,606		352,629	27,750	-

MML Equity Income Fund, Initial Class	8,137,735	220,213	(842,269)	1,440,746	(198,667)	8,757,758		753,680	-	-

MML Equity Index Fund, Class III	6,491,985	41,512	(6,950,842)	(13,828)	1,049,408	618,235		18,616	-	-

MML Focused Equity Fund, Class II	2,954,365	9,713,015	(545,889)	1,669,402	(626,815)	13,164,078		2,047,291	-	-

MML Foreign Fund, Initial Class	7,087,331	629,879	(436,193)	588,609	(34,558)	7,835,068		786,653	-	-

MML Fundamental Growth Fund, Class II	3,631,211	119,092	(543,097)	766,899	(61,884)	3,912,221		345,298	-	-

MML Fundamental Value Fund, Class II	7,637,762	200,091	(548,599)	1,012,315	(106,481)	8,195,088		590,850	-	-

MML Global Fund, Class I	7,840,600	9,009,016	(956,588)	1,972,966	(73,715)	17,792,279		1,433,705	-	-

MML High Yield Fund, Class II	-	516,361	(25,002)	1,112	(100)	492,371		50,970	-	-

MML Income & Growth Fund, Initial Class	7,974,747	220,094	(768,683)	1,385,309	(231,221)	8,580,246		880,025	-	-

MML Inflation-Protected and Income Fund, Initial Class	3,658,525	296,829	(765,151)	241,487	(28,136)	3,403,554		330,122	4,469	-

MML International Equity Fund, Class II	8,134,205	191,838	(445,572)	1,081,066	(20,796)	8,940,741		886,978	-	-

MML Large Cap Growth Fund, Initial Class	2,769,962	80,466	(471,262)	575,599	(17,891)	2,936,874		248,466	-	-

MML Managed Bond Fund, Initial Class	3,292,209	3,658,133	(389,264)	319,696	(19,137)	6,861,637		543,711	40,463	-

MML Mid Cap Growth Fund, Initial Class	8,024,717	1,315,998	(541,656)	1,908,155	38,844	10,746,058		620,801	-	-

MML Mid Cap Value Fund, Initial Class	7,508,175	207,248	(739,434)	1,481,682	(211,960)	8,245,711		752,346	-	-

MML Short-Duration Bond Fund, Class II	2,924,442	75,432	(143,794)	55,081	(3,789)	2,907,372		297,886	25,409	-

MML Small Cap Growth Equity Fund, Initial Class	1,389,492	302,338	(149,937)	330,260	19,063	1,891,216		117,927	-	-

MML Small Company Value Fund, Class II	3,274,681	197,097	(244,563)	583,874	(29,036)	3,782,053		232,885	-	-

MML Small/Mid Cap Value Fund, Initial Class	2,427,738	68,915	(172,255)	366,542	(26,908)	2,664,032		219,805	-	-

MML Strategic Emerging Markets Fund, Class II	6,760,669	388,859	(444,281)	1,037,981	47,477	7,790,705		663,604	-	-

MML Total Return Bond Fund, Class II	1,883,099	676,546	(209,920)	148,029	(1,851)	2,495,903		230,888	-	-

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	12,794,289	171,040	(13,252,567)	887,141	(599,903)	-		-	171,040	-

	$139,551,346	$31,794,183	$(36,266,099)	$20,353,870	$(730,873)	$154,702,427			$353,663	$1,394,680

#	Effective May 24, 2019, the fund is no longer advised by OFI Global Asset Management and, therefore, the fund is no longer affiliated.
*	Fund advised by OFI Global Asset Management.

47

Notes to Financial Statements (Unaudited) (Continued)

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to June 30, 2019, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Tina Wilson resigned as President of the Trust effective as of August 9, 2019. Eric H. Wietsma was elected as President of the Trust effective August 9, 2019.

48

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

Effective for periods ending on or after March 31, 2019, the Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT will be available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2019, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust or MML Advisers (the “Independent Trustees”), re-approved the existing advisory agreements (collectively, the “Contracts”) for each of the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund. In preparation for the meetings, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials, or during the course of the past year, detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

49

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2018. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for the following Funds were within the top sixty percent of their peer groups. Those Funds include the Conservative Allocation Fund, MML American Funds Growth Fund, and MML American Funds Core Allocation Fund. Of those Funds, all had net advisory fees at or below the medians of their peers, or in the top sixty percent of their peer groups.

In the case of the Growth Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, and MML American Funds International Fund, the Committee considered that each Fund had a total net expense ratio outside the top sixty percent of their peer groups, and, in the case of Aggressive Allocation Fund, in the 84th comparative percentile of its peer group, but a net advisory fee at or below the peer group median.

The Committee determined on the basis of these factors that the expenses of those Funds were consistent with the continuation of their advisory agreements.

The Committee considered that the following Funds achieved one- and three-year investment performance above the medians of their performance categories. Those included the MML American Funds International Fund, MML American Funds Growth Fund, and MML American Funds Core Allocation Fund. In addition, the Committee considered that the Conservative Allocation Fund and Moderate Allocation Fund both experienced three-year investment performance outside the top sixty percent of their performance categories, but experienced improved performance for the one-year period, in each case above the median of their performance categories.

The Committee considered that each of the Growth Allocation Fund, Aggressive Allocation Fund, and Balanced Allocation Fund had achieved favorable three-year relative performance, but had experienced less favorable one-year performance. The Committee took into account MML Advisers’ continued confidence in the Funds’ asset allocation strategies over the long term.The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (iv) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

50

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2019:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.13%	$1,101.80	$0.67	$1,023.90	$0.65
Service Class	1,000	0.38%	1,100.80	1.96	1,022.70	1.88
Balanced Allocation Fund
Initial Class	1,000	0.13%	1,111.80	0.67	1,023.90	0.65
Service Class	1,000	0.38%	1,110.70	1.97	1,022.70	1.88
Moderate Allocation Fund
Initial Class	1,000	0.12%	1,122.60	0.62	1,023.90	0.60
Service Class	1,000	0.37%	1,120.80	1.92	1,022.70	1.84
Growth Allocation Fund
Initial Class	1,000	0.12%	1,138.90	0.63	1,023.90	0.60
Service Class	1,000	0.37%	1,136.50	1.94	1,022.70	1.84
Aggressive Allocation Fund
Initial Class	1,000	0.16%	1,154.30	0.85	1,023.70	0.79
Service Class	1,000	0.41%	1,153.40	2.16	1,022.50	2.03

51

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MML American Funds Growth Fund
Service Class I**	$1,000	1.03%	$1,163.70	$5.46	$1,019.50	$5.10
MML American Funds International Fund
Service Class I**	1,000	1.24%	1,144.40	6.52	1,018.40	6.14
MML American Funds Core Allocation Fund
Service Class I	1,000	0.71%	1,110.20	3.67	1,021.00	3.52

*

Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2019, multiplied by the average account value over the period, multiplied by 179 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

52

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45238-02

MassMutual

Semiannual Report

MML Series Investment Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2019

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our

Shareholders

Eric Wietsma

“As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals.”

June 30, 2019

Welcome to the MML Series Investment Fund Semiannual Report, covering the six-month period from January 1, 2019 to June 30, 2019.

Market Highlights

•	During the period, U.S. stock prices enjoyed some of their best returns for the first six months since the late 1990s.

•	Data throughout the period pointed to more uneven global economic growth with markets only rebounding after assurances by the Federal Reserve Board (the Fed) that it would hold off on raising interest rates in 2019.

•	Developed-market and emerging-market foreign stocks trailed U.S. stock returns for the period, though both developed-market and emerging-market foreign stocks were up for the period and delivered solid returns.

•	U.S. bonds benefited from declining U.S. Treasury yields and the Fed’s pause in rate hikes. As a result, bond markets enjoyed broad positive returns for the period.

Market Commentary

Following one of the worst fourth quarters they had ever experienced, stock markets rebounded to enjoy some of the best first half returns since the late 1990s. The rebound gained momentum during the first quarter on expectations that the Fed would not raise interest rates in 2019. The previous year had seen four rate hikes. The rebound accelerated through turbulence caused by ongoing trade tensions and geopolitical sabre rattling as markets came to expect that the Fed might even reduce the federal funds rate (the interest rate that banks and financial institutions charge each other for borrowing funds overnight). By the end of the period, the market anticipated two possible rate reductions in what remains of 2019 and stock market growth accelerated to new records in major stock indexes.

Global growth remains positive, but less synchronized and more restrained than in the recent past. We believe the U.S. economy is showing signs that it may be in the late stages of the current business cycle. For example, a tightening labor market yields low unemployment rates but tends to drive up wage growth, putting pressure on corporate earnings. In addition, declining claims for unemployment benefits may point to a nearer plateau in employment growth. Lastly, we believe recent softness in housing data tends to be consistent with late cycle trends. While talk of recession naturally follows evidence of late cycle indicators, we agree with the general consensus that the risk of near-term recession appears to be low.

The broad market S&P 500® Index* delivered a strong 18.54% gain for the first half of 2019. The technology-heavy NASDAQ Composite Index outperformed for the same period, returning 21.33% growth. The Dow Jones Industrial Average is also up 14.99% so far this year. Small- and mid-cap stocks slightly underperformed their larger peers and value stocks widely underperformed their

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

growth peers. The positive momentum carried broadly across all market sectors for the period with all sectors delivering double-digit returns. The technology, communications services, and industrials sectors led during the period, while healthcare, utilities, and energy brought up the rear.

Developed international stock markets, as measured by the MSCI EAFE® Index, trailed their domestic peers, but delivered 14.03% returns for the first half of 2019. Central banks voiced unanimous willingness to continue monetary stimulus in support of the current expansion. In addition, the G20 summit towards the end of June seemed to encourage confidence in a resolution, or at least de-escalation, of trade tensions between the U.S. and China. Emerging-market stock markets, as measured by the MSCI Emerging Markets Index, fared a little worse than developed markets, returning 10.58% for the period.

The Fed once again asserted its influence on markets during this reporting period. This time it was not what they did, but what they did not do that helped. The year started with an expectation of multiple rate hikes in 2019, following the trend set in 2018. As markets began to show signs of bogging down, Fed chair Jerome Powell expressed the Fed’s intent to support ongoing growth through delaying planned rate hikes. Market concerns eased when the Fed set expectations for no more rate hikes in 2019. Optimism returned as the options market began forecasting the possibilities of rate cuts before the end of the year.

The Fed’s inaction, along with prospects of dropping rates, boosted bond markets during the first half of 2019. Bond yields fell, lifting returns on high-quality fixed income assets. The 10-year U.S. Treasury bond ended June at 2.00%, down .66% from the first of the year. Since falling yields drive bond prices up, the Bloomberg Barclays U.S. Aggregate Bond Index ended the period with a positive return of 6.11%. Investment-grade and high-yield corporate bonds also fared well in the falling yield environment. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period up 9.85%. The Bloomberg Barclays U.S. Corporate High Yield Index fared slightly better, ending the period up 9.94%.

Review and maintain your strategy

MassMutual remains committed to helping people secure their long-term future and protect the ones they love. While investors enjoyed broad positive returns over the first half of 2019, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. Optimism about continued economic expansion should be balanced with the constant reminder that past performance does not guarantee future results. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend the value a personal financial professional can bring you by helping you define an investment strategy that aligns with your risk tolerance comfort level, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

Sincerely,

Eric Wietsma

President

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA. All rights reserved. www.massmutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 100 Bright Meadow Blvd., Enfield, CT 06082. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 7/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Blue Chip Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 6/30/19

Amazon.com, Inc.	9.8%
Microsoft Corp.	5.9%
Facebook, Inc. Class A	5.8%
Alphabet, Inc. Class C	3.7%
Visa, Inc. Class A	3.6%
The Boeing Co.	3.4%
Alibaba Group Holding Ltd. Sponsored ADR	3.3%
Mastercard, Inc. Class A	3.1%
UnitedHealth Group, Inc.	2.4%
Tencent Holdings Ltd.	2.3%

43.3%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 6/30/19

Communications	30.3%
Consumer, Non-cyclical	22.3%
Technology	19.2%
Financial	11.6%
Industrial	8.3%
Consumer, Cyclical	6.9%
Basic Materials	0.5%
Energy	0.4%
Utilities	0.4%
Mutual Funds	0.0%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MML Equity Income Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

MML Equity Income Fund Largest Holdings (% of Net Assets) on 6/30/19

Wells Fargo & Co.	3.5%
JP Morgan Chase & Co.	3.1%
QUALCOMM, Inc.	2.3%
The Southern Co.	2.3%
Total SA	2.1%
Exxon Mobil Corp.	2.1%
Microsoft Corp.	2.1%
Pfizer, Inc.	2.0%
Johnson & Johnson	2.0%
Verizon Communications, Inc.	2.0%

23.5%

MML Equity Income Fund Sector Table (% of Net Assets) on 6/30/19

Financial	26.1%
Consumer, Non-cyclical	21.1%
Energy	9.6%
Industrial	9.5%
Communications	8.1%
Utilities	8.0%
Technology	6.8%
Consumer, Cyclical	5.3%
Basic Materials	3.9%
Mutual Funds	0.1%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MML Equity Index Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

MML Equity Index Fund Largest Holdings (% of Net Assets) on 6/30/19

Microsoft Corp.	4.2%
Apple, Inc.	3.5%
Amazon.com, Inc.	3.2%
Facebook, Inc. Class A	1.9%
Berkshire Hathaway, Inc. Class B	1.7%
Johnson & Johnson	1.5%
JP Morgan Chase & Co.	1.5%
Alphabet, Inc. Class C	1.3%
Exxon Mobil Corp.	1.3%
Alphabet, Inc. Class A	1.3%

21.4%

MML Equity Index Fund Sector Table (% of Net Assets) on 6/30/19

Consumer, Non-cyclical	21.8%
Financial	17.8%
Technology	16.6%
Communications	14.9%
Industrial	9.2%
Consumer, Cyclical	8.3%
Energy	5.0%
Utilities	3.3%
Basic Materials	2.2%
Mutual Funds	0.0%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

*

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Focused Equity Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 6/30/19

McDonald’s Corp.	5.1%
The Coca-Cola Co.	5.0%
UnitedHealth Group, Inc.	4.9%
Medtronic PLC	4.9%
Chubb Ltd.	4.5%
NIKE, Inc. Class B	4.4%
Diageo PLC	4.3%
PepsiCo, Inc.	4.2%
Public Storage	4.0%
Colgate-Palmolive Co.	4.0%

45.3%

MML Focused Equity Fund Sector Table (% of Net Assets) on 6/30/19

Consumer, Non-cyclical	36.5%
Financial	24.1%
Consumer, Cyclical	15.3%
Industrial	11.9%
Technology	6.5%
Basic Materials	3.8%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MML Foreign Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, primarily to predominantly common stocks, and, while there are no set percentage targets, the Fund invests predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton).

MML Foreign Fund Largest Holdings (% of Net Assets) on 6/30/19

BNP Paribas SA	3.0%
Standard Chartered PLC	3.0%
Samsung Electronics Co. Ltd.	2.9%
E.ON SE	2.7%
ING Groep NV	2.6%
CRH PLC	2.5%
Veolia Environnement SA	2.5%
Total SA	2.4%
Royal Dutch Shell PLC Class B	2.4%
Deutsche Telekom AG Registered	2.4%

26.4%

MML Foreign Fund Sector Table (% of Net Assets) on 6/30/19

Financial	20.8%
Consumer, Non-cyclical	19.3%
Communications	12.2%
Energy	12.2%
Industrial	8.2%
Technology	7.0%
Basic Materials	6.4%
Utilities	5.1%
Consumer, Cyclical	4.0%
Diversified	1.5%
Mutual Funds	0.7%

Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%

Net Assets	100.0%

MML Fundamental Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

MML Fundamental Growth Fund Largest Holdings (% of Net Assets) on 6/30/19

Microsoft Corp.	9.0%
Amazon.com, Inc.	6.9%
Apple, Inc.	4.4%
Alphabet, Inc. Class C	4.3%
Visa, Inc. Class A	3.5%
Facebook, Inc. Class A	3.0%
Mastercard, Inc. Class A	2.8%
PayPal Holdings, Inc.	2.1%
The Home Depot, Inc.	1.9%
S&P Global, Inc.	1.9%

39.8%

MML Fundamental Growth Fund Sector Table (% of Net Assets) on 6/30/19

Technology	26.1%
Consumer, Non-cyclical	23.9%
Communications	20.7%
Financial	11.3%
Industrial	7.9%
Consumer, Cyclical	7.8%
Basic Materials	1.6%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $1 billion). The Fund’s subadviser is Boston Partners Global Investors, Inc. (Boston Partners), which replaced Wellington Management Company LLP effective February 5, 2019.

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 6/30/19

Berkshire Hathaway, Inc. Class B	4.6%
Bank of America Corp.	3.4%
Johnson & Johnson	3.4%
Comcast Corp. Class A	2.9%
Verizon Communications, Inc.	2.4%
The Procter & Gamble Co.	2.4%
Citigroup, Inc.	2.3%
Chevron Corp.	2.3%
Cisco Systems, Inc.	2.2%
Pfizer, Inc.	2.2%

28.1%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 6/30/19

Financial	25.5%
Consumer, Non-cyclical	22.8%
Communications	12.6%
Industrial	10.8%
Energy	9.9%
Consumer, Cyclical	6.5%
Basic Materials	5.2%
Technology	3.5%
Utilities	0.7%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

MML Global Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund may invest a significant percentage of its assets in issuers in a single industry, sector, country, or region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

MML Global Fund Largest Holdings (% of Net Assets) on 6/30/19

Thermo Fisher Scientific, Inc.	3.3%
Visa, Inc. Class A	3.2%
Medtronic PLC	2.9%
Comcast Corp. Class A	2.9%
Nestle SA Registered	2.8%
LVMH Moet Hennessy Louis Vuitton SE	2.7%
Accenture PLC Class A	2.6%
Honeywell International, Inc.	2.5%
Schneider Electric SE	2.3%
The Walt Disney Co.	2.3%

27.5%

MML Global Fund Sector Table (% of Net Assets) on 6/30/19

Consumer, Non-cyclical	37.4%
Industrial	19.0%
Financial	12.2%
Communications	8.6%
Consumer, Cyclical	7.8%
Technology	7.5%
Basic Materials	6.2%
Energy	0.6%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Growth & Income Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 6/30/19

Visa, Inc. Class A	3.3%
Alphabet, Inc. Class A	3.0%
American Tower Corp.	2.8%
JP Morgan Chase & Co.	2.7%
Mastercard, Inc. Class A	2.5%
Johnson & Johnson	2.5%
Danaher Corp.	2.5%
Medtronic PLC	2.5%
Thermo Fisher Scientific, Inc.	2.4%
Fidelity National Information Services, Inc.	2.2%

26.4%

MML Growth & Income Fund Sector Table (% of Net Assets) on 6/30/19

Consumer, Non-cyclical	24.9%
Financial	21.4%
Technology	16.4%
Communications	9.8%
Consumer, Cyclical	9.6%
Industrial	9.5%
Energy	4.5%
Basic Materials	2.9%
Utilities	0.5%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MML Income & Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadviser believes are generally above $2 billion). The Fund’s subadviser is Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley).

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 6/30/19

Linde PLC	2.8%
Dominion Energy, Inc.	2.6%
General Electric Co.	2.5%
Exelon Corp.	2.5%
US Bancorp	2.4%
Wells Fargo & Co.	2.3%
Comcast Corp. Class A	2.2%
Phillips 66	2.2%
American Express Co.	2.2%
Medtronic PLC	2.2%

23.9%

MML Income & Growth Fund Sector Table (% of Net Assets) on 6/30/19

Financial	23.0%
Consumer, Non-cyclical	12.7%
Industrial	12.3%
Energy	11.9%
Consumer, Cyclical	11.0%
Technology	9.3%
Utilities	7.1%
Basic Materials	6.0%
Communications	5.6%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

MML International Equity Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest a substantial portion of its assets in just one region or country and may, but does not currently intend to, invest in U.S. companies. Ordinarily, the Fund’s portfolio typically holds thirty to sixty stocks and the Fund invests in the securities of at least five countries outside the U.S. The Fund’s subadviser is Harris Associates L.P. (Harris).

MML International Equity Fund Largest Holdings (% of Net Assets) on 6/30/19

BNP Paribas SA	4.0%
Bayer AG Registered	3.7%
Intesa Sanpaolo SpA	3.5%
Credit Suisse Group AG Registered	3.4%
Daimler AG Registered	3.3%
Glencore PLC	3.3%
Continental AG	3.2%
CNH Industrial NV	3.0%
Bayerische Motoren Werke AG	2.8%
Hennes & Mauritz AB Class B	2.7%

32.9%

MML International Equity Fund Sector Table (% of Net Assets) on 6/30/19

Consumer, Cyclical	25.1%
Financial	24.9%
Industrial	13.1%
Consumer, Non-cyclical	11.4%
Communications	11.1%
Basic Materials	5.3%
Technology	4.2%
Energy	1.2%

Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%

Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Loomis, Sayles & Company, L.P. (Loomis Sayles).

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 6/30/19

Visa, Inc. Class A	6.9%
Amazon.com, Inc.	6.8%
Facebook, Inc. Class A	6.1%
Alibaba Group Holding Ltd. Sponsored ADR	5.2%
Oracle Corp.	5.1%
Autodesk, Inc.	4.2%
Microsoft Corp.	3.7%
Starbucks Corp.	3.5%
Monster Beverage Corp.	3.4%
QUALCOMM, Inc.	3.1%

48.0%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 6/30/19

Communications	28.1%
Consumer, Non-cyclical	26.1%
Technology	20.9%
Financial	10.2%
Consumer, Cyclical	6.9%
Industrial	5.3%
Energy	1.5%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Managed Volatility Fund, and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 6/30/19

Microsoft Corp.	4.2%
Apple, Inc.	3.5%
Amazon.com, Inc.	3.2%
Facebook, Inc. Class A	1.9%
Berkshire Hathaway, Inc. Class B	1.7%
Johnson & Johnson	1.5%
JP Morgan Chase & Co.	1.5%
Alphabet, Inc. Class C	1.3%
Exxon Mobil Corp.	1.3%
Alphabet, Inc. Class A	1.3%

21.4%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 6/30/19

Consumer, Non-cyclical	21.9%
Financial	18.2%
Technology	16.6%
Communications	15.0%
Industrial	9.2%
Consumer, Cyclical	8.3%
Energy	5.0%
Utilities	3.3%
Basic Materials	2.2%
Mutual Funds	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

*

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Mid Cap Growth Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 6/30/19

Teleflex, Inc.	2.4%
The Cooper Cos., Inc.	2.2%
Ball Corp.	1.9%
Hologic, Inc.	1.8%
L3Harris Technologies, Inc.	1.7%
Textron, Inc.	1.6%
Agilent Technologies, Inc.	1.6%
Microchip Technology, Inc.	1.5%
IAC/InterActiveCorp	1.5%
Keysight Technologies, Inc.	1.5%

17.7%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 6/30/19

Consumer, Non-cyclical	29.1%
Industrial	19.7%
Consumer, Cyclical	15.3%
Technology	11.9%
Financial	7.4%
Communications	3.6%
Energy	3.0%
Basic Materials	2.7%
Utilities	1.8%
Mutual Funds	0.8%

Total Long-Term Investments	95.3%
Short-Term Investments and Other Assets and Liabilities	4.7%

Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 6/30/19

iShares Russell Mid-Cap Value ETF	3.2%
Northern Trust Corp.	3.0%
Zimmer Biomet Holdings, Inc.	2.9%
Hubbell, Inc.	2.4%
BB&T Corp.	2.2%
Xcel Energy, Inc.	2.1%
Weyerhaeuser Co.	2.0%
Emerson Electric Co.	1.7%
Applied Materials, Inc.	1.7%
Southwest Airlines Co.	1.5%

22.7%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 6/30/19

Financial	27.6%
Industrial	18.2%
Consumer, Non-cyclical	17.3%
Consumer, Cyclical	12.4%
Utilities	9.8%
Technology	5.9%
Energy	4.8%
Mutual Funds	3.2%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 6/30/19

Insulet Corp.	1.6%
Rexnord Corp.	1.6%
Omnicell, Inc.	1.5%
TriNet Group, Inc.	1.5%
Haemonetics Corp.	1.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.3%
Aerojet Rocketdyne Holdings, Inc.	1.3%
EnerSys	1.2%
Skyline Champion Corp.	1.2%
Entegris, Inc.	1.2%

13.9%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 6/30/19

Consumer, Non-cyclical	26.1%
Financial	19.3%
Technology	14.3%
Consumer, Cyclical	14.2%
Industrial	13.4%
Communications	3.6%
Basic Materials	3.2%
Mutual Funds	3.0%
Energy	2.8%
Utilities	0.5%

Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%

Net Assets	100.0%

MML Small Company Value Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 6/30/19

Belden, Inc.	1.7%
Home BancShares, Inc.	1.6%
Nomad Foods Ltd.	1.5%
Strategic Education, Inc.	1.4%
Littelfuse, Inc.	1.4%
PNM Resources, Inc.	1.4%
Cable One, Inc.	1.3%
ONE Gas, Inc.	1.3%
Aaron’s, Inc.	1.3%
Chesapeake Utilities Corp.	1.2%

14.1%

MML Small Company Value Fund Sector Table (% of Net Assets) on 6/30/19

Financial	32.8%
Consumer, Non-cyclical	16.9%
Industrial	16.3%
Utilities	7.8%
Consumer, Cyclical	7.7%
Technology	5.6%
Energy	4.2%
Communications	3.6%
Basic Materials	3.3%
Mutual Funds	0.7%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 6/30/19

Reinsurance Group of America, Inc.	1.9%
Everest Re Group Ltd.	1.7%
Camden Property Trust	1.7%
Nomad Foods Ltd.	1.6%
US Foods Holding Corp.	1.6%
Zions Bancorp NA	1.6%
Alaska Air Group, Inc.	1.6%
Alliant Energy Corp.	1.6%
Sotheby’s	1.5%
CubeSmart	1.5%

16.3%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 6/30/19

Financial	34.9%
Consumer, Cyclical	13.8%
Industrial	11.7%
Consumer, Non-cyclical	11.1%
Technology	10.7%
Energy	5.8%
Utilities	5.6%
Basic Materials	3.0%
Communications	2.0%
Mutual Funds	1.8%

Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%

Net Assets	100.0%

MML Total Return Bond Fund – Portfolio Summaries (Unaudited)

What is the investment approach of MML Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 6/30/19

U.S. Government Agency Obligations and Instrumentalities	29.6%
Corporate Debt	26.9%
U.S. Treasury Obligations	23.9%
Non-U.S. Government Agency Obligations	14.6%
Diversified Financial Services	1.4%
Municipal Obligations	1.3%
Bank Loans	0.2%
Sovereign Debt Obligations	0.1%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.9%

COMMON STOCK — 99.9%
Basic Materials — 0.5%
Chemicals — 0.5%
Air Products & Chemicals, Inc.	3,043	$688,844
Linde PLC	4,300	863,440
The Sherwin-Williams Co.	1,230	563,697

		2,115,981

		2,115,981

Communications — 30.3%
Internet — 30.2%
Alibaba Group Holding Ltd. Sponsored ADR (a)	80,493	13,639,539
Alphabet, Inc. Class A (a)	4,129	4,470,881
Alphabet, Inc. Class C (a)	14,223	15,373,783
Amazon.com, Inc. (a)	21,187	40,120,339
Booking Holdings, Inc. (a)	4,091	7,669,439
Ctrip.com International Ltd. ADR (a)	17,340	640,019
Facebook, Inc. Class A (a)	124,255	23,981,215
IAC/InterActiveCorp (a)	9,083	1,975,825
Netflix, Inc. (a)	17,958	6,596,333
Tencent Holdings Ltd.	204,600	9,256,209

		123,723,582

Telecommunications — 0.1%
Corning, Inc.	2,372	78,821
Motorola Solutions, Inc.	2,600	433,498

		512,319

		124,235,901

Consumer, Cyclical — 6.9%
Airlines — 0.7%
Delta Air Lines, Inc.	8,703	493,895
United Continental Holdings, Inc. (a)	24,574	2,151,454

		2,645,349

Apparel — 0.1%
VF Corp.	6,654	581,227

Auto Manufacturers — 0.1%
Ferrari NV	3,395	548,021

Auto Parts & Equipment — 0.7%
Aptiv PLC	32,867	2,656,640

Leisure Time — 0.5%
Norwegian Cruise Line Holdings Ltd. (a)	5,347	286,759
Royal Caribbean Cruises Ltd.	15,670	1,899,361

		2,186,120

	Number of Shares	Value
Lodging — 1.3%
Hilton Worldwide Holdings, Inc.	21,389	$2,090,561
Marriott International, Inc. Class A	19,338	2,712,928
Wynn Resorts Ltd.	2,403	297,948

		5,101,437

Retail — 3.5%
Dollar General Corp.	31,448	4,250,512
Dollar Tree, Inc. (a)	4,500	483,255
Domino’s Pizza, Inc.	1,775	493,947
McDonald’s Corp.	12,082	2,508,948
Restaurant Brands International, Inc.	13,606	946,161
Ross Stores, Inc.	34,177	3,387,624
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,954	677,823
Yum! Brands, Inc.	15,670	1,734,199

		14,482,469

		28,201,263

Consumer, Non-cyclical — 22.3%
Agriculture — 0.0%
Philip Morris International, Inc.	1,500	117,795

Beverages — 0.0%
Constellation Brands, Inc. Class A	300	59,082

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (a)	19,621	2,569,959
Illumina, Inc. (a)	243	89,460
Vertex Pharmaceuticals, Inc. (a)	33,140	6,077,213

		8,736,632

Commercial Services — 5.5%
Ant International Co., Ltd. Class C (Acquired 6/07/18, Cost $775,038) (a) (b) (c) (d)	138,153	775,038
Automatic Data Processing, Inc.	2,500	413,325
Cintas Corp.	2,204	522,987
CoStar Group, Inc. (a)	681	377,315
FleetCor Technologies, Inc. (a)	5,682	1,595,790
Global Payments, Inc.	39,709	6,358,602
IHS Markit Ltd. (a)	3,048	194,219
Moody’s Corp.	500	97,655
PayPal Holdings, Inc. (a)	66,682	7,632,422
S&P Global, Inc.	6,974	1,588,607
Worldpay, Inc. Class A (a)	23,064	2,826,493

		22,382,453

Health Care – Products — 8.0%
Abbott Laboratories	11,542	970,682
Becton Dickinson and Co.	28,893	7,281,325
Boston Scientific Corp. (a)	800	34,384
Danaher Corp.	36,066	5,154,553
Intuitive Surgical, Inc. (a)	11,010	5,775,295
Stryker Corp.	41,810	8,595,300

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Thermo Fisher Scientific, Inc.	16,997	$4,991,679

		32,803,218

Health Care – Services — 5.1%
Anthem, Inc.	22,516	6,354,240
Centene Corp. (a)	26,009	1,363,912
HCA Healthcare, Inc.	5,860	792,096
Humana, Inc.	1,275	338,258
UnitedHealth Group, Inc.	40,062	9,775,529
WellCare Health Plans, Inc. (a)	8,081	2,303,651

		20,927,686

Pharmaceuticals — 1.6%
Cigna Corp. (a)	35,570	5,604,054
Elanco Animal Health, Inc. (a)	13,178	445,416
Eli Lilly & Co.	1,031	114,224
Merck & Co., Inc.	294	24,652
Pfizer, Inc.	2,600	112,632
Zoetis, Inc.	2,400	272,376

		6,573,354

		91,600,220

Energy — 0.4%
Oil & Gas — 0.4%
Concho Resources, Inc.	9,000	928,620
Pioneer Natural Resources Co.	5,100	784,686

		1,713,306

		1,713,306

Financial — 11.6%
Banks — 0.5%
Citigroup, Inc.	4,300	301,129
The Goldman Sachs Group, Inc.	200	40,920
JP Morgan Chase & Co.	1,100	122,980
Morgan Stanley	39,118	1,713,760

		2,178,789

Diversified Financial Services — 9.3%
Ameriprise Financial, Inc.	400	58,064
The Charles Schwab Corp.	53,203	2,138,229
Intercontinental Exchange, Inc.	35,660	3,064,620
Mastercard, Inc. Class A	48,842	12,920,174
Raymond James Financial, Inc.	2,240	189,392
TD Ameritrade Holding Corp.	95,777	4,781,188
Visa, Inc. Class A	85,848	14,898,921

		38,050,588

Insurance — 1.8%
American International Group, Inc.	35,202	1,875,562
Chubb Ltd.	2,000	294,580
Marsh & McLennan Cos., Inc.	10,861	1,083,385
The Progressive Corp.	3,488	278,796
Willis Towers Watson PLC	19,417	3,719,132

		7,251,455

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 0.0%
American Tower Corp.	343	$70,126

		47,550,958

Industrial — 8.3%
Aerospace & Defense — 5.0%
The Boeing Co.	38,721	14,094,831
L3Harris Technologies, Inc.	13,021	2,462,662
Northrop Grumman Corp.	11,932	3,855,348

		20,412,841

Electronics — 1.1%
Agilent Technologies, Inc.	4,400	328,548
Fortive Corp.	19,444	1,585,075
Honeywell International, Inc.	16,249	2,836,913

		4,750,536

Machinery – Diversified — 1.0%
Roper Technologies, Inc.	10,802	3,956,340
Xylem, Inc.	300	25,092

		3,981,432

Packaging & Containers — 0.1%
Ball Corp.	3,520	246,365

Transportation — 1.1%
Canadian Pacific Railway Ltd.	7,069	1,662,911
CSX Corp.	22,573	1,746,473
J.B. Hunt Transport Services, Inc.	456	41,683
Kansas City Southern	1,608	195,887
Norfolk Southern Corp.	1,734	345,638
Union Pacific Corp.	3,406	575,989

		4,568,581

		33,959,755

Technology — 19.2%
Computers — 0.2%
Apple, Inc.	4,099	811,274

Semiconductors — 1.9%
Analog Devices, Inc.	8,000	902,960
Applied Materials, Inc.	4,600	206,586
Broadcom, Inc.	1,500	431,790
KLA-Tencor Corp.	4,600	543,720
Lam Research Corp.	900	169,056
Marvell Technology Group Ltd.	42,300	1,009,701
Maxim Integrated Products, Inc.	26,099	1,561,242
Microchip Technology, Inc.	2,554	221,432
NVIDIA Corp.	2,204	361,963
QUALCOMM, Inc.	7,000	532,490
Texas Instruments, Inc.	12,069	1,385,038
Xilinx, Inc.	4,436	523,093

		7,849,071

Software — 17.1%
Atlassian Corp. PLC Class A (a)	1,647	215,493
Electronic Arts, Inc. (a)	24,400	2,470,744

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fidelity National Information Services, Inc.	31,973	$3,922,448
Fiserv, Inc. (a)	53,136	4,843,878
Intuit, Inc.	29,549	7,722,040
Microsoft Corp.	182,089	24,392,642
salesforce.com, Inc. (a)	47,394	7,191,092
ServiceNow, Inc. (a)	29,745	8,167,085
Splunk, Inc. (a)	23,361	2,937,646
VMware, Inc. Class A	17,834	2,982,023
Workday, Inc. Class A (a)	24,732	5,084,405
Zoom Video Communications, Inc. Class A (a) (e)	1,055	93,673

		70,023,169

		78,683,514

Utilities — 0.4%
Electric — 0.4%
NextEra Energy, Inc.	200	40,972
Sempra Energy	10,474	1,439,547

		1,480,519

		1,480,519

TOTAL COMMON STOCK (Cost $240,132,729)		409,541,417

TOTAL EQUITIES (Cost $240,132,729)		409,541,417

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (f)	94,743	94,743

TOTAL MUTUAL FUNDS (Cost $94,743)		94,743

TOTAL LONG-TERM INVESTMENTS (Cost $240,227,472)		409,636,160

SHORT-TERM INVESTMENTS — 0.3%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund,	1,059	1,059

	Principal Amount	Value
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (g)	$1,337,946	$1,337,946

TOTAL SHORT-TERM INVESTMENTS (Cost $1,339,005)		1,339,005

TOTAL INVESTMENTS — 100.2% (Cost $241,566,477) (h)		410,975,165

Other Assets/(Liabilities) — (0.2)%		(758,881)

NET ASSETS — 100.0%		$410,216,284

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2019, these securities amounted to a value of $775,038 or 0.19% of net assets.
(d)

Restricted security. Certain securities are restricted as to resale. At June 30, 2019, these securities amounted to a value of $775,038 or 0.19% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2019, was $92,697 or 0.02% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $1,338,086. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $1,364,821.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	90.7%
Cayman Islands	5.7%
Ireland	1.1%
United Kingdom	0.7%
Canada	0.6%
Liberia	0.5%
Bermuda	0.4%
Netherlands	0.1%
Switzerland	0.1%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 95.1%
Basic Materials — 3.9%
Chemicals — 2.8%
Akzo Nobel NV	7,885	$741,150
CF Industries Holdings, Inc.	89,900	4,199,229
Dow, Inc.	57,971	2,858,550
DuPont de Nemours, Inc.	60,305	4,527,096
PPG Industries, Inc.	5,000	583,550

		12,909,575

Forest Products & Paper — 0.9%
International Paper Co.	93,104	4,033,265

Iron & Steel — 0.2%
Nucor Corp.	17,900	986,290

		17,929,130

Communications — 8.1%
Media — 3.5%
Comcast Corp. Class A	128,715	5,442,070
Fox Corp. Class B	126,015	4,603,328
News Corp. Class A	280,986	3,790,501
The Walt Disney Co.	15,984	2,232,006

		16,067,905

Telecommunications — 4.6%
AT&T, Inc.	71,748	2,404,275
CenturyLink, Inc.	51,205	602,171
Cisco Systems, Inc.	122,314	6,694,245
Telefonica SA	288,429	2,368,492
Verizon Communications, Inc.	157,604	9,003,917

		21,073,100

		37,141,005

Consumer, Cyclical — 5.1%
Airlines — 1.4%
Alaska Air Group, Inc.	53,257	3,403,655
Delta Air Lines, Inc.	36,400	2,065,700
Southwest Airlines Co.	22,500	1,142,550

		6,611,905

Auto Manufacturers — 0.3%
PACCAR, Inc.	18,500	1,325,710

Auto Parts & Equipment — 0.0%
Adient PLC	9,381	227,677

Lodging — 1.1%
Las Vegas Sands Corp.	72,200	4,266,297
MGM Resorts International	24,800	708,536

		4,974,833

Retail — 1.9%
Kohl’s Corp.	43,200	2,054,160
L Brands, Inc.	65,100	1,699,110

	Number of Shares	Value
Walmart, Inc.	43,736	$4,832,390

		8,585,660

Toys, Games & Hobbies — 0.4%
Mattel, Inc. (a) (b)	167,200	1,874,312

		23,600,097

Consumer, Non-cyclical — 20.2%
Agriculture — 1.7%
Bunge Ltd.	40,300	2,245,113
Philip Morris International, Inc.	72,300	5,677,719

		7,922,832

Beverages — 0.3%
PepsiCo, Inc.	9,800	1,285,074

Biotechnology — 1.6%
Corteva, Inc. (a)	60,305	1,783,219
Gilead Sciences, Inc.	81,440	5,502,086

		7,285,305

Commercial Services — 0.8%
Nielsen Holdings PLC	166,629	3,765,816

Cosmetics & Personal Care — 0.1%
Coty, Inc. Class A	23,409	313,681

Foods — 2.9%
Conagra Brands, Inc.	175,839	4,663,250
Kellogg Co.	15,000	803,550
Tyson Foods, Inc. Class A	98,300	7,936,742

		13,403,542

Health Care – Products — 2.0%
Becton Dickinson and Co.	6,513	1,641,341
Medtronic PLC	65,883	6,416,346
Zimmer Biomet Holdings, Inc.	11,200	1,318,688

		9,376,375

Health Care – Services — 1.5%
Anthem, Inc.	25,558	7,212,723

Household Products & Wares — 1.7%
Kimberly-Clark Corp.	57,787	7,701,851

Pharmaceuticals — 7.6%
Allergan PLC	14,200	2,377,506
Bristol-Myers Squibb Co.	76,600	3,473,810
CVS Health Corp.	100,741	5,489,377
GlaxoSmithKline PLC Sponsored ADR	3,700	148,074
GlaxoSmithKline PLC	151,186	3,026,374
Johnson & Johnson	65,449	9,115,737
Merck & Co., Inc.	24,468	2,051,642
Pfizer, Inc.	214,501	9,292,183

		34,974,703

		93,241,902

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 9.6%
Oil & Gas — 7.5%
Chevron Corp.	33,786	$4,204,330
Exxon Mobil Corp.	126,975	9,730,095
Hess Corp.	39,500	2,511,015
Occidental Petroleum Corp.	106,929	5,376,390
Pioneer Natural Resources Co.	18,100	2,784,866
Total SA	174,769	9,778,518

		34,385,214

Pipelines — 2.1%
Equitrans Midstream Corp.	35,624	702,149
Targa Resources Corp.	26,400	1,036,464
TC Energy Corp.	162,581	8,051,011

		9,789,624

		44,174,838

Financial — 25.9%
Banks — 14.6%
Bank of America Corp.	9,477	274,833
The Bank of New York Mellon Corp.	32,000	1,412,800
Citigroup, Inc.	51,476	3,604,864
Fifth Third Bancorp	223,485	6,235,231
JP Morgan Chase & Co.	127,811	14,289,270
KeyCorp	11,466	203,522
Morgan Stanley	177,300	7,767,513
Northern Trust Corp.	14,700	1,323,000
The PNC Financial Services Group, Inc.	35,800	4,914,624
State Street Corp.	95,000	5,325,700
US Bancorp	111,085	5,820,854
Wells Fargo & Co.	336,500	15,923,180

		67,095,391

Diversified Financial Services — 0.9%
Ameriprise Financial, Inc.	4,773	692,849
Franklin Resources, Inc.	97,300	3,386,040

		4,078,889

Insurance — 7.4%
American International Group, Inc.	144,595	7,704,021
AXA Equitable Holdings, Inc.	31,514	658,643
Brighthouse Financial, Inc. (a)	43,526	1,596,969
Chubb Ltd.	54,319	8,000,645
Loews Corp.	86,780	4,744,263
Marsh & McLennan Cos., Inc.	15,900	1,586,025
MetLife, Inc.	134,970	6,703,960
Willis Towers Watson PLC	15,141	2,900,107

		33,894,633

Real Estate Investment Trusts (REITS) — 3.0%
Equity Residential	56,259	4,271,183
Rayonier, Inc.	87,841	2,661,582
SL Green Realty Corp.	29,821	2,396,714

	Number of Shares	Value
Weyerhaeuser Co.	179,071	$4,716,730

		14,046,209

		119,115,122

Industrial — 9.5%
Aerospace & Defense — 3.8%
The Boeing Co.	23,277	8,473,061
L3Harris Technologies, Inc.	44,487	8,413,826
Northrop Grumman Corp.	1,251	404,211
United Technologies Corp.	3,700	481,740

		17,772,838

Building Materials — 1.4%
Johnson Controls International PLC	139,602	5,766,959
Vulcan Materials Co.	6,900	947,439

		6,714,398

Electrical Components & Equipment — 0.5%
Emerson Electric Co.	38,500	2,568,720

Electronics — 0.3%
nVent Electric PLC	23,100	572,649
TE Connectivity Ltd.	8,800	842,864

		1,415,513

Environmental Controls — 0.7%
Pentair PLC	15,200	565,440
Stericycle, Inc. (a)	52,402	2,502,195

		3,067,635

Hand & Machine Tools — 0.1%
Snap-on, Inc.	2,200	364,408

Machinery – Diversified — 0.1%
Flowserve Corp.	4,764	251,015

Miscellaneous – Manufacturing — 1.3%
General Electric Co.	526,900	5,532,450
Illinois Tool Works, Inc.	2,294	345,958

		5,878,408

Transportation — 1.3%
United Parcel Service, Inc. Class B	56,821	5,867,905

		43,900,840

Technology — 6.8%
Computers — 0.8%
Cognizant Technology Solutions Corp. Class A	37,920	2,403,749
Hewlett Packard Enterprise Co.	36,500	545,675
Western Digital Corp.	17,800	846,390

		3,795,814

Semiconductors — 3.9%
Applied Materials, Inc.	61,800	2,775,438
NXP Semiconductor NV	10,600	1,034,666
QUALCOMM, Inc.	140,244	10,668,361
Texas Instruments, Inc.	32,673	3,749,553

		18,228,018

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 2.1%
Microsoft Corp.	71,128	$9,528,307

		31,552,139

Utilities — 6.0%
Electric — 4.4%
Duke Energy Corp.	14,800	1,305,952
Edison International	53,967	3,637,915
Evergy, Inc.	40,527	2,437,699
PG&E Corp. (a)	20,157	461,998
Sempra Energy	14,840	2,039,610
The Southern Co.	188,627	10,427,301

		20,310,475

Gas — 1.5%
NiSource, Inc.	234,271	6,747,005

Water — 0.1%
Aqua America, Inc. Convertible	12,164	693,105

		27,750,585

TOTAL COMMON STOCK (Cost $370,006,078)		438,405,658

PREFERRED STOCK — 2.6%
Consumer, Non-cyclical — 0.9%
Health Care – Products — 0.9%
Becton Dickinson and Co. Convertible 6.125%	63,549	3,934,319

Utilities — 1.7%
Electric — 1.7%
DTE Energy Co. Convertible 6.500%	7,705	433,021
NextEra Energy, Inc. Convertible 6.123%	66,353	4,308,300
Sempra Energy Convertible 6.000%	22,022	2,455,233
Sempra Energy Convertible 6.750%	6,848	760,265

		7,956,819

TOTAL PREFERRED STOCK (Cost $9,710,770)		11,891,138

TOTAL EQUITIES (Cost $379,716,848)		450,296,796

	Principal Amount

BONDS & NOTES — 0.7%

CORPORATE DEBT — 0.7%
Electric — 0.3%
Pacific Gas & Electric Co. 4.000% 12/01/46	$470,000	426,525
3.950% 12/01/47	805,000	726,512

		1,153,037

	Principal Amount	Value
Insurance — 0.2%
AXA SA Convertible 7.250% 5/15/21 (c)	$895,000	$919,255

Toys, Games & Hobbies — 0.2%
Mattel, Inc. 6.750% 12/31/25 (c)	1,003,000	1,031,836

TOTAL CORPORATE DEBT (Cost $2,853,005)		3,104,128

TOTAL BONDS & NOTES (Cost $2,853,005)		3,104,128

	Number of Shares

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (d)	381,536	381,536

TOTAL MUTUAL FUNDS (Cost $381,536)		381,536

TOTAL LONG-TERM INVESTMENTS (Cost $382,951,389)		453,782,460

SHORT-TERM INVESTMENTS — 1.5%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,059	1,059

	Principal Amount
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (e)	$7,005,537	7,005,537

TOTAL SHORT-TERM INVESTMENTS (Cost $7,006,596)		7,006,596

TOTAL INVESTMENTS — 100.0% (Cost $389,957,985) (f)		460,789,056

Other Assets/(Liabilities) — (0.0)%		(111,642)

NET ASSETS — 100.0%		$460,677,414

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2019, was $371,914 or 0.08% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At June 30, 2019, the aggregate market value of these securities amounted to $1,951,091 or 0.42% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)

Maturity value of $7,006,267. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $7,150,031.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	9/20/19	6	$887,927	$(4,667)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Basic Materials — 2.2%
Chemicals — 1.9%
Air Products & Chemicals, Inc.	4,915	$1,112,609
Albemarle Corp.	2,374	167,153
Celanese Corp.	2,837	305,829
CF Industries Holdings, Inc.	4,963	231,822
Dow, Inc. (a)	16,662	821,603
DuPont de Nemours, Inc.	16,668	1,251,267
Eastman Chemical Co.	3,112	242,207
Ecolab, Inc.	5,669	1,119,287
FMC Corp.	2,874	238,398
International Flavors & Fragrances, Inc. (b)	2,244	325,582
Linde PLC	12,089	2,427,471
LyondellBasell Industries NV Class A	6,747	581,119
The Mosaic Co.	7,944	198,838
PPG Industries, Inc.	5,228	610,160
The Sherwin-Williams Co.	1,809	829,047

		10,462,392

Forest Products & Paper — 0.1%
International Paper Co.	8,867	384,118

Iron & Steel — 0.1%
Nucor Corp.	6,777	373,413

Mining — 0.1%
Freeport-McMoRan, Inc.	32,139	373,134
Newmont Goldcorp Corp.	18,407	708,117

		1,081,251

		12,301,174

Communications — 14.9%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	8,618	194,680
Omnicom Group, Inc.	4,965	406,882

		601,562

Internet — 9.2%
Alphabet, Inc. Class A (a)	6,670	7,222,276
Alphabet, Inc. Class C (a)	6,828	7,380,453
Amazon.com, Inc. (a)	9,213	17,446,013
Booking Holdings, Inc. (a)	965	1,809,095
eBay, Inc.	18,266	721,507
Expedia Group, Inc.	2,672	355,456
F5 Networks, Inc. (a)	1,333	194,125
Facebook, Inc. Class A (a)	53,525	10,330,325
Netflix, Inc. (a)	9,743	3,578,799
Symantec Corp.	13,684	297,764
TripAdvisor, Inc. (a)	2,237	103,551
Twitter, Inc. (a)	16,161	564,019

	Number of Shares	Value
VeriSign, Inc. (a)	2,337	$488,807

		50,492,190

Media — 2.4%
CBS Corp. Class B	7,922	395,308
Charter Communications, Inc. Class A (a)	3,825	1,511,563
Comcast Corp. Class A	100,936	4,267,574
Discovery, Inc. Class A (a)	3,428	105,240
Discovery, Inc. Class C (a)	8,048	228,966
DISH Network Corp. Class A (a)	5,130	197,043
Fox Corp. Class A (a)	7,829	286,854
Fox Corp. Class B (a)	3,543	129,426
News Corp. Class A	8,355	112,709
News Corp. Class B	2,653	37,036
Viacom, Inc. Class B	7,843	234,270
The Walt Disney Co.	38,898	5,431,717

		12,937,706

Telecommunications — 3.2%
Arista Networks, Inc. (a)	1,160	301,159
AT&T, Inc.	162,647	5,450,301
CenturyLink, Inc.	21,116	248,324
Cisco Systems, Inc.	95,299	5,215,714
Corning, Inc.	17,463	580,296
Juniper Networks, Inc.	7,773	206,995
Motorola Solutions, Inc.	3,694	615,901
Verizon Communications, Inc.	92,147	5,264,358

		17,883,048

		81,914,506

Consumer, Cyclical — 8.3%
Airlines — 0.4%
Alaska Air Group, Inc.	2,763	176,584
American Airlines Group, Inc.	8,866	289,120
Delta Air Lines, Inc.	13,255	752,221
Southwest Airlines Co.	10,836	550,252
United Continental Holdings, Inc. (a)	4,967	434,861

		2,203,038

Apparel — 0.7%
Capri Holdings Ltd. (a)	3,324	115,276
Hanesbrands, Inc.	8,164	140,584
NIKE, Inc. Class B	28,048	2,354,630
PVH Corp.	1,705	161,361
Ralph Lauren Corp.	1,149	130,515
Tapestry, Inc.	6,477	205,515
Under Armour, Inc. Class A (a)	4,084	103,530
Under Armour, Inc. Class C (a)	4,186	92,929
VF Corp.	7,312	638,703

		3,943,043

Auto Manufacturers — 0.5%
Ford Motor Co.	87,688	897,048

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
General Motors Co.	29,364	$1,131,395
PACCAR, Inc.	7,690	551,065

		2,579,508

Auto Parts & Equipment — 0.1%
Aptiv PLC	5,764	465,904
BorgWarner, Inc.	4,653	195,333

		661,237

Distribution & Wholesale — 0.2%
Copart, Inc. (a)	4,455	332,967
Fastenal Co.	12,672	412,981
LKQ Corp. (a)	7,051	187,627
W.W. Grainger, Inc.	1,002	268,766

		1,202,341

Home Builders — 0.2%
D.R. Horton, Inc.	7,501	323,518
Lennar Corp. Class A	6,309	305,734
PulteGroup, Inc.	5,712	180,614

		809,866

Home Furnishing — 0.1%
Leggett & Platt, Inc.	2,855	109,546
Whirlpool Corp.	1,422	202,436

		311,982

Housewares — 0.0%
Newell Brands, Inc.	8,788	135,511

Leisure Time — 0.2%
Carnival Corp.	8,880	413,364
Harley-Davidson, Inc.	3,474	124,473
Norwegian Cruise Line Holdings Ltd. (a)	4,822	258,604
Royal Caribbean Cruises Ltd.	3,804	461,083

		1,257,524

Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	6,496	634,919
Marriott International, Inc. Class A	6,170	865,589
MGM Resorts International	11,309	323,098
Wynn Resorts Ltd.	2,154	267,075

		2,090,681

Retail — 5.4%
Advance Auto Parts, Inc.	1,589	244,928
AutoZone, Inc. (a)	545	599,211
Best Buy Co., Inc.	5,194	362,178
CarMax, Inc. (a)	3,652	317,103
Chipotle Mexican Grill, Inc. (a)	540	395,755
Costco Wholesale Corp.	9,811	2,592,655
Darden Restaurants, Inc.	2,739	333,418
Dollar General Corp.	5,748	776,900
Dollar Tree, Inc. (a)	5,279	566,912
Foot Locker, Inc.	2,462	103,207
The Gap, Inc.	4,654	83,632

	Number of Shares	Value
Genuine Parts Co.	3,237	$335,288
The Home Depot, Inc.	24,507	5,096,721
Kohl’s Corp.	3,705	176,173
L Brands, Inc.	4,972	129,769
Lowe’s Cos., Inc.	17,451	1,760,980
Macy’s, Inc.	6,931	148,739
McDonald’s Corp.	17,028	3,536,035
Nordstrom, Inc.	2,337	74,457
O’Reilly Automotive, Inc. (a)	1,739	642,247
Ross Stores, Inc.	8,223	815,064
Starbucks Corp.	26,973	2,261,147
Target Corp.	11,414	988,567
Tiffany & Co.	2,419	226,515
The TJX Cos., Inc.	27,017	1,428,659
Tractor Supply Co.	2,689	292,563
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,250	433,613
Walgreens Boots Alliance, Inc.	17,340	947,978
Walmart, Inc.	31,135	3,440,106
Yum! Brands, Inc.	6,798	752,335

		29,862,855

Textiles — 0.0%
Mohawk Industries, Inc. (a)	1,372	202,329

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,570	271,597

		45,531,512

Consumer, Non-cyclical — 21.8%
Agriculture — 0.9%
Altria Group, Inc.	41,782	1,978,377
Archer-Daniels-Midland Co.	12,416	506,573
Philip Morris International, Inc.	34,645	2,720,672

		5,205,622

Beverages — 1.9%
Brown-Forman Corp. Class B	3,712	205,756
The Coca-Cola Co.	85,551	4,356,257
Constellation Brands, Inc. Class A	3,749	738,328
Molson Coors Brewing Co. Class B	4,178	233,968
Monster Beverage Corp. (a)	8,673	553,597
PepsiCo, Inc.	31,236	4,095,977

		10,183,883

Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc. (a)	5,039	660,008
Amgen, Inc.	13,591	2,504,550
Biogen, Inc. (a)	4,321	1,010,552
Celgene Corp. (a)	15,718	1,452,972
Corteva, Inc. (a)	16,662	492,695
Gilead Sciences, Inc.	28,297	1,911,745
Illumina, Inc. (a)	3,290	1,211,214
Incyte Corp. (a)	3,941	334,827
Regeneron Pharmaceuticals, Inc. (a)	1,739	544,307

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vertex Pharmaceuticals, Inc. (a)	5,728	$1,050,401

		11,173,271

Commercial Services — 2.1%
Automatic Data Processing, Inc.	9,724	1,607,669
Cintas Corp.	1,879	445,868
Equifax, Inc.	2,677	362,037
FleetCor Technologies, Inc. (a)	1,941	545,130
Gartner, Inc. (a)	1,990	320,271
Global Payments, Inc.	3,495	559,654
H&R Block, Inc.	4,481	131,293
IHS Markit Ltd. (a)	8,060	513,583
MarketAxess Holdings, Inc.	839	269,671
Moody’s Corp.	3,686	719,913
Nielsen Holdings PLC	7,953	179,738
PayPal Holdings, Inc. (a)	26,171	2,995,533
Quanta Services, Inc.	3,083	117,740
Robert Half International, Inc.	2,599	148,169
Rollins, Inc.	3,222	115,573
S&P Global, Inc.	5,467	1,245,328
Total System Services, Inc.	3,610	463,055
United Rentals, Inc. (a)	1,775	235,418
Verisk Analytics, Inc.	3,628	531,357

		11,507,000

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	19,117	1,370,115
Coty, Inc. Class A	6,554	87,824
The Estee Lauder Cos., Inc. Class A	4,899	897,056
The Procter & Gamble Co.	55,844	6,123,295

		8,478,290

Foods — 1.3%
Campbell Soup Co.	4,316	172,942
Conagra Brands, Inc.	10,767	285,541
General Mills, Inc.	13,423	704,976
The Hershey Co.	3,082	413,081
Hormel Foods Corp. (b)	6,072	246,159
The J.M. Smucker Co.	2,521	290,394
Kellogg Co.	5,562	297,956
The Kraft Heinz Co.	13,777	427,638
The Kroger Co.	18,115	393,277
Lamb Weston Holdings, Inc.	3,279	207,757
McCormick & Co., Inc.	2,717	421,162
Mondelez International, Inc. Class A	32,210	1,736,119
Sysco Corp.	10,481	741,216
Tyson Foods, Inc. Class A	6,547	528,605

		6,866,823

Health Care – Products — 4.0%
Abbott Laboratories	39,297	3,304,878
ABIOMED, Inc. (a)	1,003	261,271
Align Technology, Inc. (a)	1,614	441,752
Baxter International, Inc.	10,575	866,092
Becton Dickinson and Co.	6,014	1,515,588

	Number of Shares	Value
Boston Scientific Corp. (a)	31,012	$1,332,896
The Cooper Cos., Inc.	1,094	368,558
Danaher Corp.	14,031	2,005,311
DENTSPLY SIRONA, Inc.	5,187	302,713
Edwards Lifesciences Corp. (a)	4,662	861,258
Henry Schein, Inc. (a)	3,372	235,703
Hologic, Inc. (a)	5,941	285,287
IDEXX Laboratories, Inc. (a)	1,908	525,330
Intuitive Surgical, Inc. (a)	2,575	1,350,716
Medtronic PLC	29,859	2,907,968
ResMed, Inc.	3,179	387,933
Stryker Corp.	6,912	1,420,969
Teleflex, Inc.	1,021	338,104
Thermo Fisher Scientific, Inc.	8,931	2,622,856
Varian Medical Systems, Inc. (a)	2,019	274,846
Zimmer Biomet Holdings, Inc.	4,619	543,841

		22,153,870

Health Care – Services — 2.0%
Anthem, Inc.	5,739	1,619,603
Centene Corp. (a)	9,165	480,613
DaVita, Inc. (a)	2,755	154,996
HCA Healthcare, Inc.	5,925	800,882
Humana, Inc.	3,008	798,022
IQVIA Holdings, Inc. (a)	3,510	564,759
Laboratory Corp. of America Holdings (a)	2,188	378,305
Quest Diagnostics, Inc.	2,978	303,190
UnitedHealth Group, Inc.	21,181	5,168,376
Universal Health Services, Inc. Class B	1,863	242,917
WellCare Health Plans, Inc. (a)	1,109	316,143

		10,827,806

Household Products & Wares — 0.4%
Avery Dennison Corp.	1,875	216,900
Church & Dwight Co., Inc.	5,454	398,469
The Clorox Co.	2,843	435,292
Kimberly-Clark Corp.	7,641	1,018,393

		2,069,054

Pharmaceuticals — 5.7%
AbbVie, Inc.	32,938	2,395,251
Allergan PLC	6,853	1,147,398
AmerisourceBergen Corp.	3,466	295,511
Bristol-Myers Squibb Co.	36,468	1,653,824
Cardinal Health, Inc.	6,612	311,425
Cigna Corp. (a)	8,432	1,328,462
CVS Health Corp.	28,983	1,579,284
Eli Lilly & Co.	19,251	2,132,818
Johnson & Johnson	59,155	8,239,109
McKesson Corp.	4,256	571,964
Merck & Co., Inc.	57,389	4,812,068
Mylan NV (a)	11,528	219,493
Nektar Therapeutics (a)	3,793	134,955

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Perrigo Co. PLC	2,720	$129,526
Pfizer, Inc.	123,679	5,357,774
Zoetis, Inc.	10,625	1,205,831

		31,514,693

		119,980,312

Energy — 5.0%
Oil & Gas — 4.2%
Anadarko Petroleum Corp.	11,225	792,036
Apache Corp.	8,358	242,131
Cabot Oil & Gas Corp.	9,445	216,857
Chevron Corp.	42,468	5,284,718
Cimarex Energy Co.	2,211	131,179
Concho Resources, Inc.	4,449	459,048
ConocoPhillips	25,167	1,535,187
Devon Energy Corp.	9,245	263,667
Diamondback Energy, Inc.	3,426	373,331
EOG Resources, Inc.	12,992	1,210,335
Exxon Mobil Corp.	94,319	7,227,665
Helmerich & Payne, Inc.	2,383	120,628
Hess Corp.	5,645	358,853
HollyFrontier Corp.	3,425	158,509
Marathon Oil Corp.	18,221	258,920
Marathon Petroleum Corp.	14,742	823,783
Noble Energy, Inc.	10,780	241,472
Occidental Petroleum Corp.	16,626	835,955
Phillips 66	9,308	870,670
Pioneer Natural Resources Co.	3,735	574,667
Valero Energy Corp.	9,264	793,091

		22,772,702

Oil & Gas Services — 0.4%
Baker Hughes a GE Co.	11,422	281,324
Halliburton Co.	19,336	439,701
National Oilwell Varco, Inc.	8,602	191,222
Schlumberger Ltd.	31,027	1,233,013
TechnipFMC PLC	9,479	245,885

		2,391,145

Pipelines — 0.4%
Kinder Morgan, Inc.	43,189	901,786
ONEOK, Inc.	9,292	639,383
The Williams Cos., Inc.	26,864	753,267

		2,294,436

		27,458,283

Financial — 17.8%
Banks — 6.2%
Bank of America Corp.	196,953	5,711,637
The Bank of New York Mellon Corp.	19,716	870,461
BB&T Corp.	17,137	841,941
Citigroup, Inc.	51,525	3,608,296
Citizens Financial Group, Inc.	10,199	360,637
Comerica, Inc.	3,396	246,685

	Number of Shares	Value
Fifth Third Bancorp	16,312	$455,105
First Republic Bank	3,654	356,813
The Goldman Sachs Group, Inc.	7,597	1,554,346
Huntington Bancshares, Inc.	23,193	320,527
JP Morgan Chase & Co.	72,227	8,074,979
KeyCorp	22,354	396,784
M&T Bank Corp.	3,071	522,285
Morgan Stanley	28,467	1,247,139
Northern Trust Corp.	4,843	435,870
The PNC Financial Services Group, Inc.	10,062	1,381,311
Regions Financial Corp.	22,544	336,807
State Street Corp.	8,397	470,736
SunTrust Banks, Inc.	9,830	617,815
SVB Financial Group (a)	1,170	262,770
US Bancorp	33,377	1,748,955
Wells Fargo & Co.	90,080	4,262,586
Zions Bancorp NA	4,170	191,737

		34,276,222

Diversified Financial Services — 4.3%
Affiliated Managers Group, Inc.	1,133	104,395
Alliance Data Systems Corp.	992	139,009
American Express Co.	15,247	1,882,090
Ameriprise Financial, Inc.	3,005	436,206
BlackRock, Inc.	2,645	1,241,298
Capital One Financial Corp.	10,504	953,133
Cboe Global Markets, Inc.	2,494	258,453
The Charles Schwab Corp.	26,557	1,067,326
CME Group, Inc.	7,988	1,550,551
Discover Financial Services	7,156	555,234
E*TRADE Financial Corp.	5,450	243,070
Franklin Resources, Inc.	6,600	229,680
Intercontinental Exchange, Inc.	12,610	1,083,703
Invesco Ltd.	8,889	181,869
Jefferies Financial Group, Inc.	5,719	109,976
Mastercard, Inc. Class A	20,026	5,297,478
Nasdaq, Inc.	2,580	248,119
Raymond James Financial, Inc.	2,828	239,107
Synchrony Financial	14,167	491,170
T. Rowe Price Group, Inc.	5,241	574,990
Visa, Inc. Class A	38,710	6,718,120
The Western Union Co.	9,763	194,186

		23,799,163

Insurance — 4.2%
Aflac, Inc.	16,645	912,312
The Allstate Corp.	7,462	758,811
American International Group, Inc.	19,287	1,027,611
Aon PLC	5,377	1,037,654
Arthur J Gallagher & Co.	4,080	357,367
Assurant, Inc.	1,344	142,975
Berkshire Hathaway, Inc. Class B (a)	43,142	9,196,580
Chubb Ltd.	10,169	1,497,792
Cincinnati Financial Corp.	3,361	348,435

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Everest Re Group Ltd.	906	$223,945
The Hartford Financial Services Group, Inc.	7,973	444,256
Lincoln National Corp.	4,531	292,023
Loews Corp.	6,075	332,120
Marsh & McLennan Cos., Inc.	11,386	1,135,754
MetLife, Inc.	21,234	1,054,693
Principal Financial Group, Inc.	5,740	332,461
The Progressive Corp.	12,953	1,035,333
Prudential Financial, Inc.	9,071	916,171
Torchmark Corp.	2,272	203,253
The Travelers Cos., Inc.	5,843	873,645
Unum Group	4,826	161,912
Willis Towers Watson PLC	2,863	548,379

		22,833,482

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	6,912	354,586

Real Estate Investment Trusts (REITS) — 3.0%
Alexandria Real Estate Equities, Inc.	2,498	352,443
American Tower Corp.	9,840	2,011,788
Apartment Investment & Management Co. Class A	3,400	170,408
AvalonBay Communities, Inc.	3,120	633,922
Boston Properties, Inc.	3,427	442,083
Crown Castle International Corp.	9,291	1,211,082
Digital Realty Trust, Inc.	4,610	543,012
Duke Realty Corp.	7,989	252,532
Equinix, Inc.	1,875	945,544
Equity Residential	8,209	623,227
Essex Property Trust, Inc.	1,457	425,342
Extra Space Storage, Inc.	2,822	299,414
Federal Realty Investment Trust	1,659	213,613
HCP, Inc.	10,594	338,796
Host Hotels & Resorts, Inc.	16,416	299,099
Iron Mountain, Inc.	6,388	199,944
Kimco Realty Corp.	9,435	174,359
The Macerich Co.	2,294	76,826
Mid-America Apartment Communities, Inc.	2,526	297,462
Prologis, Inc.	14,107	1,129,971
Public Storage	3,329	792,868
Realty Income Corp.	7,047	486,032
Regency Centers Corp.	3,722	248,406
SBA Communications Corp. (a)	2,541	571,318
Simon Property Group, Inc.	6,914	1,104,581
SL Green Realty Corp.	1,873	150,533
UDR, Inc.	6,354	285,231
Ventas, Inc.	8,260	564,571
Vornado Realty Trust	3,851	246,849
Welltower, Inc.	9,036	736,705
Weyerhaeuser Co.	16,555	436,059

		16,264,020

	Number of Shares	Value
Savings & Loans — 0.0%
People’s United Financial, Inc.	8,851	$148,520

		97,675,993

Industrial — 9.2%
Aerospace & Defense — 2.5%
Arconic, Inc.	9,007	232,561
The Boeing Co.	11,656	4,242,900
General Dynamics Corp.	6,066	1,102,920
L3 Technologies, Inc.	1,758	431,009
L3Harris Technologies, Inc.	2,615	494,575
Lockheed Martin Corp.	5,480	1,992,199
Northrop Grumman Corp.	3,765	1,216,509
Raytheon Co.	6,203	1,078,578
TransDigm Group, Inc. (a)	1,100	532,180
United Technologies Corp.	18,068	2,352,454

		13,675,885

Building Materials — 0.4%
Fortune Brands Home & Security, Inc.	3,151	180,017
Johnson Controls International PLC	17,747	733,129
Martin Marietta Materials, Inc.	1,383	318,242
Masco Corp.	6,498	254,981
Vulcan Materials Co.	2,922	401,220

		1,887,589

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	5,039	457,743
Emerson Electric Co.	13,792	920,202

		1,377,945

Electronics — 1.3%
Agilent Technologies, Inc.	7,044	525,975
Allegion PLC	2,108	233,039
Amphenol Corp. Class A	6,722	644,909
FLIR Systems, Inc.	2,955	159,866
Fortive Corp.	6,532	532,489
Garmin Ltd.	2,708	216,098
Honeywell International, Inc.	16,230	2,833,596
Keysight Technologies, Inc. (a)	4,166	374,148
Mettler-Toledo International, Inc. (a)	550	462,000
PerkinElmer, Inc.	2,469	237,863
TE Connectivity Ltd.	7,520	720,266
Waters Corp. (a)	1,538	331,039

		7,271,288

Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc.	2,619	221,017

Environmental Controls — 0.3%
Pentair PLC	3,437	127,856
Republic Services, Inc.	4,782	414,313
Waste Management, Inc.	8,739	1,008,218

		1,550,387

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,244	$206,056
Stanley Black & Decker, Inc.	3,356	485,311

		691,367

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	12,767	1,740,014

Machinery – Diversified — 0.7%
Cummins, Inc.	3,210	550,001
Deere & Co.	7,065	1,170,741
Dover Corp.	3,214	322,043
Flowserve Corp.	2,954	155,646
Rockwell Automation, Inc.	2,652	434,477
Roper Technologies, Inc.	2,325	851,555
Wabtec Corp.	3,658	262,498
Xylem, Inc.	3,981	332,971

		4,079,932

Miscellaneous – Manufacturing — 1.4%
3M Co.	12,840	2,225,686
A.O. Smith Corp.	3,197	150,770
Eaton Corp. PLC	9,397	782,582
General Electric Co.	194,326	2,040,423
Illinois Tool Works, Inc.	6,697	1,009,975
Ingersoll-Rand PLC	5,372	680,471
Parker-Hannifin Corp.	2,868	487,589
Textron, Inc.	5,219	276,816

		7,654,312

Packaging & Containers — 0.3%
Amcor PLC (a)	36,002	413,663
Ball Corp.	7,409	518,556
Packaging Corp. of America	2,112	201,316
Sealed Air Corp.	3,393	145,152
WestRock Co.	5,697	207,770

		1,486,457

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	929	208,784

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	3,030	255,581
CSX Corp.	17,184	1,329,526
Expeditors International of Washington, Inc.	3,805	288,647
FedEx Corp.	5,326	874,476
J.B. Hunt Transport Services, Inc.	1,953	178,524
Kansas City Southern	2,234	272,146
Norfolk Southern Corp.	5,931	1,182,226
Union Pacific Corp.	15,761	2,665,343
United Parcel Service, Inc. Class B	15,538	1,604,609

		8,651,078

		50,496,055

	Number of Shares	Value
Technology — 16.6%
Computers — 5.1%
Accenture PLC Class A	14,197	$2,623,180
Apple, Inc.	97,361	19,269,689
Cognizant Technology Solutions Corp. Class A	12,758	808,730
DXC Technology Co.	5,948	328,032
Fortinet, Inc. (a)	3,229	248,084
Hewlett Packard Enterprise Co.	29,817	445,764
HP, Inc.	33,495	696,361
International Business Machines Corp.	19,742	2,722,422
NetApp, Inc.	5,472	337,622
Seagate Technology PLC	5,701	268,631
Western Digital Corp.	6,476	307,934

		28,056,449

Office & Business Equipment — 0.0%
Xerox Corp.	4,496	159,203

Semiconductors — 3.8%
Advanced Micro Devices, Inc. (a)	19,870	603,452
Analog Devices, Inc.	8,259	932,193
Applied Materials, Inc.	20,803	934,263
Broadcom, Inc.	8,823	2,539,789
Intel Corp.	99,764	4,775,703
IPG Photonics Corp. (a)	773	119,235
KLA-Tencor Corp.	3,573	422,329
Lam Research Corp.	3,328	625,131
Maxim Integrated Products, Inc.	6,061	362,569
Microchip Technology, Inc.	5,372	465,752
Micron Technology, Inc. (a)	24,574	948,311
NVIDIA Corp.	13,562	2,227,287
Qorvo, Inc. (a)	2,602	173,319
QUALCOMM, Inc.	27,067	2,058,987
Skyworks Solutions, Inc.	3,865	298,648
Texas Instruments, Inc.	20,909	2,399,517
Xilinx, Inc.	5,704	672,616

		20,559,101

Software — 7.7%
Activision Blizzard, Inc.	17,162	810,046
Adobe, Inc. (a)	10,868	3,202,256
Akamai Technologies, Inc. (a)	3,622	290,267
ANSYS, Inc. (a)	1,858	380,556
Autodesk, Inc. (a)	4,919	801,305
Broadridge Financial Solutions, Inc.	2,565	327,499
Cadence Design Systems, Inc. (a)	6,219	440,367
Cerner Corp.	7,336	537,729
Citrix Systems, Inc.	2,775	272,339
Electronic Arts, Inc. (a)	6,646	672,974
Fidelity National Information Services, Inc.	7,244	888,694
Fiserv, Inc. (a)	8,799	802,117
Intuit, Inc.	5,786	1,512,055
Jack Henry & Associates, Inc.	1,709	228,869

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Microsoft Corp.	170,680	$22,864,293
MSCI, Inc.	1,870	446,537
Oracle Corp.	54,018	3,077,406
Paychex, Inc.	7,091	583,518
Red Hat, Inc. (a)	3,975	746,346
salesforce.com, Inc. (a)	17,302	2,625,233
Synopsys, Inc. (a)	3,319	427,122
Take-Two Interactive Software, Inc. (a)	2,511	285,074

		42,222,602

		90,997,355

Utilities — 3.3%
Electric — 3.1%
AES Corp.	14,738	247,009
Alliant Energy Corp.	5,241	257,228
Ameren Corp.	5,428	407,697
American Electric Power Co., Inc.	11,053	972,775
CenterPoint Energy, Inc.	11,105	317,936
CMS Energy Corp.	6,281	363,733
Consolidated Edison, Inc.	7,335	643,133
Dominion Energy, Inc.	17,888	1,383,100
DTE Energy Co.	4,114	526,098
Duke Energy Corp.	16,242	1,433,194
Edison International	7,228	487,239
Entergy Corp.	4,201	432,409
Evergy, Inc.	5,478	329,502
Eversource Energy	7,206	545,927
Exelon Corp.	21,710	1,040,777
FirstEnergy Corp.	11,165	477,974
NextEra Energy, Inc.	10,659	2,183,603
NRG Energy, Inc.	5,978	209,947
Pinnacle West Capital Corp.	2,496	234,849
PPL Corp.	15,988	495,788
Public Service Enterprise Group, Inc.	11,214	659,608
Sempra Energy	6,152	845,531
The Southern Co.	23,193	1,282,109
WEC Energy Group, Inc.	6,998	583,423
Xcel Energy, Inc.	11,405	678,483

		17,039,072

Gas — 0.1%
Atmos Energy Corp.	2,592	273,611
NiSource, Inc.	8,287	238,666

		512,277

Water — 0.1%
American Water Works Co., Inc.	4,013	465,508

		18,016,857

TOTAL COMMON STOCK (Cost $351,719,746)		544,372,047

TOTAL EQUITIES (Cost $351,719,746)		544,372,047

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (c)	254,943	$254,943

TOTAL MUTUAL FUNDS (Cost $254,943)		254,943

TOTAL LONG-TERM INVESTMENTS (Cost $351,974,689)		544,626,990

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (d)	$4,304,171	4,304,171

U.S. Treasury Bill — 0.2%
U.S. Treasury Bill 0.000% 7/18/19 (e)	1,085,000	1,083,949

TOTAL SHORT-TERM INVESTMENTS (Cost $5,387,785)		5,388,120

TOTAL INVESTMENTS — 100.1% (Cost $357,362,474) (f)		550,015,110

Other Assets/(Liabilities) — (0.1)%		(550,493)

NET ASSETS — 100.0%		$549,464,617

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2019, was $249,082 or 0.05% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $4,304,619. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $4,394,927.

(e)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E-Mini Index	9/20/19	38	$5,524,891	$69,089

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Basic Materials — 3.8%
Chemicals — 3.8%
Linde PLC	54,624	$10,968,499

Consumer, Cyclical — 15.3%
Apparel — 4.4%
NIKE, Inc. Class B	154,511	12,971,198

Retail — 10.9%
Costco Wholesale Corp.	24,893	6,578,224
McDonald’s Corp.	72,072	14,966,472
The TJX Cos., Inc.	194,692	10,295,313

		31,840,009

		44,811,207

Consumer, Non-cyclical — 36.5%
Beverages — 13.5%
The Coca-Cola Co.	285,577	14,541,581
Diageo PLC	291,611	12,558,011
PepsiCo, Inc.	93,411	12,248,985

		39,348,577

Cosmetics & Personal Care — 4.0%
Colgate-Palmolive Co.	161,442	11,570,548

Health Care – Products — 10.9%
Baxter International, Inc.	107,182	8,778,206
Danaher Corp.	61,455	8,783,148
Medtronic PLC	148,133	14,426,673

		31,988,027

Health Care – Services — 4.9%
UnitedHealth Group, Inc.	59,292	14,467,841

Pharmaceuticals — 3.2%
Johnson & Johnson	67,344	9,379,672

		106,754,665

Financial — 24.1%
Banks — 3.6%
The PNC Financial Services Group, Inc.	77,383	10,623,138

Diversified Financial Services — 5.5%
American Express Co.	70,816	8,741,527
Visa, Inc. Class A	42,440	7,365,462

		16,106,989

Insurance — 7.6%
Chubb Ltd.	88,542	13,041,351
Marsh & McLennan Cos., Inc.	91,042	9,081,440

		22,122,791

Real Estate Investment Trusts (REITS) — 7.4%
American Tower Corp.	47,890	9,791,111

	Number of Shares	Value
Public Storage	48,970	$11,663,185

		21,454,296

		70,307,214

Industrial — 11.9%
Aerospace & Defense — 5.6%
General Dynamics Corp.	53,931	9,805,734
Lockheed Martin Corp.	18,435	6,701,860

		16,507,594

Transportation — 6.3%
Canadian National Railway Co.	94,964	8,789,002
Union Pacific Corp.	56,665	9,582,618

		18,371,620

		34,879,214

Technology — 6.5%
Computers — 2.5%
Accenture PLC Class A	39,668	7,329,456

Software — 4.0%
Microsoft Corp.	85,984	11,518,417

		18,847,873

TOTAL COMMON STOCK (Cost $269,454,773)		286,568,672

TOTAL EQUITIES (Cost $269,454,773)		286,568,672

TOTAL LONG-TERM INVESTMENTS (Cost $269,454,773)		286,568,672

	Principal Amount
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (a)	$5,640,314	5,640,314

TOTAL SHORT-TERM INVESTMENTS (Cost $5,640,314)		5,640,314

TOTAL INVESTMENTS —100.0% (Cost $275,095,087) (b)		292,208,986

Other Assets/(Liabilities) — 0.0%		102,323

NET ASSETS — 100.0%		$292,311,309

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Maturity value of $5,640,902. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $5,754,655.

(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	75.1%
Ireland	11.2%
Switzerland	4.5%
United Kingdom	4.3%
Canada	3.0%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 96.7%
Canada — 2.6%
Husky Energy, Inc.	207,400	$1,965,434
Wheaton Precious Metals Corp.	250,200	6,050,807

		8,016,241

Cayman Islands — 4.1%
Baidu, Inc. Sponsored ADR (a)	28,170	3,306,031
CK Asset Holdings Ltd.	584,554	4,563,205
CK Hutchison Holdings Ltd.	487,254	4,793,939

		12,663,175

China — 2.4%
China Telecom Corp. Ltd. Class H	11,037,643	5,557,914
Sinopharm Group Co. Ltd. Class H	568,800	2,004,385

		7,562,299

Denmark — 1.4%
Vestas Wind Systems A/S	51,119	4,421,947

France — 13.9%
AXA SA	60,311	1,584,382
BNP Paribas SA	196,468	9,347,627
Cie de Saint-Gobain	103,887	4,060,775
Cie Generale des Etablissements Michelin SCA	35,146	4,458,898
Credit Agricole SA	112,057	1,343,900
Sanofi	82,015	7,095,027
Total SA	136,357	7,629,324
Veolia Environnement SA	314,906	7,677,637

		43,197,570

Germany — 12.3%
Bayer AG Registered	64,174	4,457,483
Deutsche Telekom AG Registered	424,671	7,349,140
E.ON SE	767,857	8,339,484
Fresenius Medical Care AG & Co. KGaA	40,801	3,200,792
Infineon Technologies AG	206,021	3,640,819
Merck KGaA	43,928	4,596,354
Siemens AG Registered	42,985	5,109,398
Telefonica Deutschland Holding AG	610,675	1,707,087

		38,400,557

Hong Kong — 2.5%
AIA Group Ltd.	326,400	3,528,594
China Mobile Ltd.	480,000	4,369,154

		7,897,748

Ireland — 3.5%
Bank of Ireland Group PLC	572,268	2,999,999
CRH PLC	239,772	7,834,021

		10,834,020

	Number of Shares	Value
Israel — 1.0%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (a)	334,268	$3,085,294

Italy — 2.3%
Eni SpA	438,653	7,266,012

Japan — 13.8%
Astellas Pharma, Inc.	356,700	5,093,013
IHI Corp.	45,800	1,107,509
Kirin Holdings Co. Ltd.	280,100	6,045,592
Mitsui Fudosan Co. Ltd.	210,000	5,099,035
Panasonic Corp.	345,400	2,884,021
Ryohin Keikaku Co. Ltd.	7,400	1,338,935
Seven & i Holdings Co. Ltd.	92,500	3,135,314
Sumitomo Metal Mining Co. Ltd.	113,700	3,408,530
Sumitomo Mitsui Financial Group, Inc.	182,300	6,455,238
Sumitomo Rubber Industries Ltd.	32,200	373,141
Suntory Beverage & Food Ltd.	74,100	3,216,823
Takeda Pharmaceutical Co. Ltd.	136,433	4,849,513

		43,006,664

Luxembourg — 1.6%
SES SA	246,017	3,852,311
Tenaris SA	76,971	1,012,712

		4,865,023

Netherlands — 4.9%
Akzo Nobel NV	28,606	2,688,817
ING Groep NV	693,656	8,043,599
NXP Semiconductor NV	47,900	4,675,519

		15,407,935

Norway — 1.2%
Yara International ASA	77,872	3,779,764

Republic of Korea — 5.1%
Hana Financial Group, Inc.	79,353	2,571,795
KB Financial Group, Inc. ADR	107,416	4,240,784
Samsung Electronics Co. Ltd.	222,347	9,065,527

		15,878,106

Singapore — 1.7%
Singapore Telecommunications Ltd.	2,027,000	5,252,955

Switzerland — 4.9%
Alcon, Inc. (a)	11,979	740,880
Landis+Gyr Group AG (b)	25,523	2,034,197
Novartis AG Registered	59,896	5,478,508
Roche Holding AG	24,779	6,971,975

		15,225,560

Taiwan — 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	563,275	4,296,961

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Thailand — 0.2%
Bangkok Bank PCL Foreign Registered	71,900	$466,843

United Kingdom — 15.9%
BAE Systems PLC	999,915	6,306,130
BP PLC	986,693	6,895,426
HSBC Holdings PLC	623,600	5,175,918
Johnson Matthey PLC	96,470	4,092,026
Kingfisher PLC	1,267,063	3,461,443
Royal Dutch Shell PLC Class A	2,397	78,489
Royal Dutch Shell PLC Class B	233,576	7,618,911
Standard Chartered PLC	1,019,428	9,276,266
Vodafone Group PLC Sponsored ADR	409,383	6,685,224

		49,589,833

TOTAL COMMON STOCK (Cost $300,757,270)		301,114,507

TOTAL EQUITIES (Cost $300,757,270)		301,114,507

MUTUAL FUNDS — 0.7%
United States — 0.7%
State Street Navigator Securities Lending Prime Portfolio (c)	2,093,504	2,093,504

TOTAL MUTUAL FUNDS (Cost $2,093,504)		2,093,504

TOTAL LONG-TERM INVESTMENTS (Cost $302,850,774)		303,208,011

	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (d)	$8,815,856	8,815,856

TOTAL SHORT-TERM INVESTMENTS (Cost $8,815,856)		8,815,856

TOTAL INVESTMENTS — 100.2% (Cost $311,666,630) (e)		312,023,867

Other Assets/(Liabilities) — (0.2)%		(618,480)

NET ASSETS — 100.0%		$311,405,387

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2019, was $1,993,218 or 0.64% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $8,816,774. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $8,993,558.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	20.8%
Consumer, Non-cyclical	19.3%
Communications	12.2%
Energy	12.2%
Industrial	8.2%
Technology	7.0%
Basic Materials	6.4%
Utilities	5.1%
Consumer, Cyclical	4.0%
Diversified	1.5%
Mutual Funds	0.7%

Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Basic Materials — 1.6%
Chemicals — 1.6%
The Sherwin-Williams Co.	3,912	$1,792,831

Communications — 20.7%
Internet — 16.4%
Alibaba Group Holding Ltd. Sponsored ADR (a)	4,409	747,105
Alphabet, Inc. Class C (a)	4,351	4,703,039
Amazon.com, Inc. (a)	4,034	7,638,904
Facebook, Inc. Class A (a)	17,088	3,297,984
Palo Alto Networks, Inc. (a)	3,320	676,483
VeriSign, Inc. (a)	5,075	1,061,487

		18,125,002

Media — 2.8%
Comcast Corp. Class A	39,427	1,666,974
The Walt Disney Co.	10,430	1,456,445

		3,123,419

Telecommunications — 1.5%
Cisco Systems, Inc.	22,496	1,231,206
Verizon Communications, Inc.	6,800	388,484

		1,619,690

		22,868,111

Consumer, Cyclical — 7.8%
Apparel — 1.3%
NIKE, Inc. Class B	17,320	1,454,014

Retail — 6.5%
AutoZone, Inc. (a)	1,109	1,219,312
The Home Depot, Inc.	10,318	2,145,834
McDonald’s Corp.	7,300	1,515,918
O’Reilly Automotive, Inc. (a)	2,104	777,049
Ross Stores, Inc.	9,115	903,479
The TJX Cos., Inc.	11,437	604,789

		7,166,381

		8,620,395

Consumer, Non-cyclical — 23.9%
Beverages — 2.1%
Constellation Brands, Inc. Class A	2,857	562,657
Monster Beverage Corp. (a)	26,661	1,701,772

		2,264,429

Commercial Services — 11.8%
Experian PLC	37,453	1,136,982
FleetCor Technologies, Inc. (a)	6,564	1,843,500
Gartner, Inc. (a)	5,436	874,870
Global Payments, Inc.	11,122	1,780,966
IHS Markit Ltd. (a)	24,022	1,530,682
PayPal Holdings, Inc. (a)	20,548	2,351,924

	Number of Shares	Value
S&P Global, Inc.	9,294	$2,117,080
Worldpay, Inc. Class A (a)	11,435	1,401,359

		13,037,363

Cosmetics & Personal Care — 0.8%
The Procter & Gamble Co.	8,138	892,332

Health Care – Products — 6.3%
Baxter International, Inc.	15,154	1,241,113
Danaher Corp.	9,621	1,375,033
Edwards Lifesciences Corp. (a)	7,290	1,346,755
Teleflex, Inc.	4,368	1,446,463
Thermo Fisher Scientific, Inc.	5,366	1,575,887

		6,985,251

Health Care – Services — 2.3%
Anthem, Inc.	3,365	949,636
ICON PLC (a)	10,475	1,612,836

		2,562,472

Pharmaceuticals — 0.6%
Elanco Animal Health, Inc. (a)	20,199	682,726

		26,424,573

Financial — 11.3%
Diversified Financial Services — 9.5%
American Express Co.	15,414	1,902,704
Intercontinental Exchange, Inc.	16,934	1,455,308
Mastercard, Inc. Class A	11,501	3,042,359
TD Ameritrade Holding Corp.	5,988	298,921
Visa, Inc. Class A	22,001	3,818,274

		10,517,566

Real Estate Investment Trusts (REITS) — 1.8%
American Tower Corp.	9,356	1,912,834

		12,430,400

Industrial — 7.9%
Aerospace & Defense — 4.0%
Aerojet Rocketdyne Holdings, Inc. (a)	22,198	993,804
The Boeing Co.	2,103	765,513
Lockheed Martin Corp.	5,363	1,949,665
Northrop Grumman Corp.	2,168	700,503

		4,409,485

Electronics — 1.1%
Agilent Technologies, Inc.	5,377	401,500
Fortive Corp.	9,611	783,489

		1,184,989

Machinery – Diversified — 1.5%
Roper Technologies, Inc.	4,703	1,722,521

Transportation — 1.3%
Union Pacific Corp.	8,455	1,429,825

		8,746,820

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 26.1%
Computers — 6.1%
Apple, Inc.	24,459	$4,840,925
Check Point Software Technologies Ltd. (a)	6,976	806,496
Fortinet, Inc. (a)	14,698	1,129,247

		6,776,668

Semiconductors — 2.3%
Broadcom, Inc.	5,911	1,701,540
QUALCOMM, Inc.	11,181	850,539

		2,552,079

Software — 17.7%
Adobe, Inc. (a)	6,006	1,769,668
Guidewire Software, Inc. (a)	5,307	538,024
Intuit, Inc.	6,378	1,666,763
Microsoft Corp.	74,280	9,950,549
Oracle Corp.	14,639	833,984
salesforce.com, Inc. (a)	8,928	1,354,645
ServiceNow, Inc. (a)	5,334	1,464,556
SS&C Technologies Holdings, Inc	23,910	1,377,455
VMware, Inc. Class A	3,205	535,908

		19,491,552

		28,820,299

TOTAL COMMON STOCK (Cost $88,822,915)		109,703,429

TOTAL EQUITIES (Cost $88,822,915)		109,703,429

TOTAL LONG-TERM INVESTMENTS (Cost $88,822,915)		109,703,429

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (b)	$1,152,201	1,152,201

TOTAL SHORT-TERM INVESTMENTS (Cost $1,152,201)		1,152,201

TOTAL INVESTMENTS — 100.3% (Cost $89,975,116) (c)		110,855,630

Other Assets/(Liabilities) — (0.3)%		(376,946)

NET ASSETS — 100.0%		$110,478,684

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $1,152,321. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $1,176,394.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 97.5%
Basic Materials — 5.2%
Chemicals — 3.8%
Dow, Inc.	24,784	$1,222,099
DuPont de Nemours, Inc.	31,131	2,337,004
FMC Corp.	10,599	879,187
The Mosaic Co.	35,492	888,365
Nutrien Ltd.	34,862	1,863,722

		7,190,377

Mining — 1.4%
Barrick Gold Corp.	168,828	2,662,418

		9,852,795

Communications — 12.6%
Internet — 3.1%
Alphabet, Inc. Class A (a)	3,449	3,734,577
Booking Holdings, Inc. (a)	1,103	2,067,805

		5,802,382

Media — 4.9%
Altice USA, Inc. (a)	33,694	820,449
Comcast Corp. Class A	131,433	5,556,987
Fox Corp. Class A	44,477	1,629,637
Liberty Global PLC Series C (a)	51,593	1,368,763

		9,375,836

Telecommunications — 4.6%
Cisco Systems, Inc.	76,666	4,195,930
Verizon Communications, Inc.	80,369	4,591,481

		8,787,411

		23,965,629

Consumer, Cyclical — 6.5%
Airlines — 1.9%
Delta Air Lines, Inc.	38,344	2,176,022
Southwest Airlines Co.	28,145	1,429,203

		3,605,225

Home Builders — 0.4%
Toll Brothers, Inc.	23,292	852,953

Lodging — 2.0%
Las Vegas Sands Corp.	29,587	1,748,296
Wyndham Destinations, Inc.	20,067	880,941
Wyndham Hotels & Resorts, Inc.	22,969	1,280,292

		3,909,529

Retail — 2.2%
AutoZone, Inc. (a)	2,111	2,320,981
Lowe’s Cos., Inc.	18,047	1,821,123

		4,142,104

		12,509,811

	Number of Shares	Value
Consumer, Non-cyclical — 22.8%
Beverages — 0.5%
Coca-Cola European Partners PLC	18,266	$1,032,029

Biotechnology — 0.7%
Biogen, Inc. (a)	6,036	1,411,639

Cosmetics & Personal Care — 2.4%
The Procter & Gamble Co.	41,855	4,589,401

Foods — 2.2%
Mondelez International, Inc. Class A	50,846	2,740,600
Tyson Foods, Inc. Class A	17,345	1,400,435

		4,141,035

Health Care – Products — 2.6%
Medtronic PLC	37,345	3,637,030
Zimmer Biomet Holdings, Inc.	10,952	1,289,488

		4,926,518

Health Care – Services — 4.2%
Anthem, Inc.	10,235	2,888,419
Quest Diagnostics, Inc.	22,359	2,276,370
UnitedHealth Group, Inc.	11,332	2,765,121

		7,929,910

Pharmaceuticals — 10.2%
Cigna Corp.	24,748	3,899,047
CVS Health Corp.	37,445	2,040,378
Johnson & Johnson	46,485	6,474,431
McKesson Corp.	8,791	1,181,423
Novartis AG Sponsored ADR	11,755	1,073,349
Novo Nordisk A/S Sponsored ADR	13,808	704,760
Pfizer, Inc.	96,614	4,185,319

		19,558,707

		43,589,239

Energy — 9.9%
Oil & Gas — 9.6%
Canadian Natural Resources Ltd.	40,266	1,085,974
Chevron Corp.	34,845	4,336,112
Cimarex Energy Co.	17,935	1,064,083
ConocoPhillips	39,889	2,433,229
Marathon Petroleum Corp.	18,123	1,012,713
Noble Energy, Inc.	90,849	2,035,018
Pioneer Natural Resources Co.	7,788	1,198,262
Royal Dutch Shell PLC Class A Sponsored ADR	50,491	3,285,449
Valero Energy Corp.	22,526	1,928,451

		18,379,291

Oil & Gas Services — 0.3%
Apergy Corp. (a)	15,377	515,745

		18,895,036

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 25.5%
Banks — 9.1%
Bank of America Corp.	224,382	$6,507,078
BB&T Corp.	24,250	1,191,402
Citigroup, Inc.	62,018	4,343,121
SunTrust Banks, Inc.	19,004	1,194,401
Wells Fargo & Co.	85,959	4,067,580

		17,303,582

Diversified Financial Services — 1.6%
American Express Co.	10,681	1,318,463
The Charles Schwab Corp.	14,322	575,601
Discover Financial Services	15,254	1,183,558

		3,077,622

Insurance — 13.0%
The Allstate Corp.	27,630	2,809,695
American International Group, Inc.	76,851	4,094,621
Aon PLC	11,318	2,184,148
Berkshire Hathaway, Inc. Class B (a)	41,375	8,819,909
Chubb Ltd.	22,201	3,269,985
Everest Re Group Ltd.	6,085	1,504,090
The Travelers Cos., Inc.	14,255	2,131,408

		24,813,856

Real Estate Investment Trusts (REITS) — 1.8%
Equity Residential	15,935	1,209,785
Essex Property Trust, Inc.	3,592	1,048,613
SL Green Realty Corp.	15,371	1,235,367

		3,493,765

		48,688,825

Industrial — 10.8%
Aerospace & Defense — 3.1%
The Boeing Co.	4,984	1,814,226
United Technologies Corp.	30,718	3,999,483

		5,813,709

Building Materials — 1.6%
Cemex SAB de CV Sponsored ADR	126,893	538,026
CRH PLC Sponsored ADR	32,448	1,062,672
Owens Corning	23,840	1,387,488

		2,988,186

Machinery – Diversified — 1.0%
Dover Corp.	19,439	1,947,788

Miscellaneous – Manufacturing — 1.3%
Eaton Corp. PLC	29,784	2,480,412

Transportation — 3.8%
C.H. Robinson Worldwide, Inc.	6,930	584,546
Kansas City Southern	17,237	2,099,811
Union Pacific Corp.	18,855	3,188,569
United Parcel Service, Inc. Class B	13,962	1,441,856

		7,314,782

		20,544,877

	Number of Shares	Value
Technology — 3.5%
Computers — 0.4%
DXC Technology Co.	13,556	$747,613

Semiconductors — 1.1%
NXP Semiconductor NV	20,552	2,006,081

Software — 2.0%
Microsoft Corp.	7,930	1,062,303
Oracle Corp.	49,297	2,808,450

		3,870,753

		6,624,447

Utilities — 0.7%
Electric — 0.7%
Edison International	20,184	1,360,603

TOTAL COMMON STOCK (Cost $173,697,570)		186,031,262

TOTAL EQUITIES (Cost $173,697,570)		186,031,262

TOTAL LONG-TERM INVESTMENTS (Cost $173,697,570)		186,031,262

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (b)	$3,352,183	3,352,183

TOTAL SHORT-TERM INVESTMENTS (Cost $3,352,183)		3,352,183

TOTAL INVESTMENTS — 99.2% (Cost $177,049,753) (c)		189,383,445

Other Assets/(Liabilities) — 0.8%		1,437,763

NET ASSETS — 100.0%		$190,821,208

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $3,352,532. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $3,422,237.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Austria — 0.3%
Erste Group Bank AG	39,395	$1,462,362

Brazil — 0.3%
Ambev SA	305,331	1,422,511

Canada — 1.9%
Canadian National Railway Co.	87,351	8,078,220

Cayman Islands — 0.2%
Sands China Ltd.	159,200	763,142

Denmark — 0.7%
Carlsberg A/S Class B	21,319	2,826,911

France — 11.2%
Air Liquide SA	31,453	4,401,288
Danone SA	90,531	7,677,967
EssilorLuxottica SA	12,491	1,632,802
Hermes International	1,443	1,040,748
Legrand SA	61,813	4,529,434
LVMH Moet Hennessy Louis Vuitton SE	26,901	11,451,527
Pernod Ricard SA	42,107	7,759,329
Schneider Electric SE	109,306	9,914,878

		48,407,973

Germany — 4.0%
Bayer AG Registered	106,337	7,386,096
Brenntag AG	44,556	2,194,285
Deutsche Boerse AG	12,711	1,798,038
Merck KGaA	28,710	3,004,037
MTU Aero Engines AG	12,702	3,030,429

		17,412,885

Ireland — 7.7%
Accenture PLC Class A	60,859	11,244,918
Linde PLC	35,857	7,210,603
Linde PLC	10,506	2,109,605
Medtronic PLC	130,024	12,663,037

		33,228,163

Israel — 1.2%
Check Point Software Technologies Ltd. (a)	44,415	5,134,818

Japan — 3.0%
Hoya Corp.	42,700	3,279,915
Kubota Corp.	338,700	5,647,296
Olympus Corp.	340,800	3,799,029

		12,726,240

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV Class O	203,083	1,179,535

	Number of Shares	Value
Netherlands — 2.7%
Akzo Nobel NV	60,821	$5,716,861
Heineken NV	37,310	4,164,547
Schlumberger Ltd.	42,979	1,707,985

		11,589,393

Republic of Korea — 0.8%
Samsung Electronics Co. Ltd.	83,097	3,388,029

Spain — 1.3%
Aena SME SA (b)	27,701	5,490,687

Sweden — 2.2%
Essity AB Class B	314,604	9,669,630

Switzerland — 7.4%
Adecco Group AG Registered	36,362	2,185,330
Cie Financiere Richemont SA Registered	52,420	4,449,095
Julius Baer Group Ltd.	38,659	1,724,619
Nestle SA Registered	115,518	11,959,432
Roche Holding AG	25,391	7,144,172
Sonova Holding AG Registered	4,361	992,682
UBS Group AG Registered	304,413	3,617,810

		32,073,140

Thailand — 0.2%
Kasikornbank PCL	139,900	864,467

United Kingdom — 9.1%
Aon PLC	27,043	5,218,758
Aptiv PLC	25,013	2,021,801
Burberry Group PLC	88,474	2,098,984
Compass Group PLC	192,670	4,617,378
Diageo PLC	222,412	9,578,008
Reckitt Benckiser Group PLC	108,363	8,563,639
Whitbread PLC	41,865	2,462,637
WPP PLC	359,932	4,539,773

		39,100,978

United States — 44.8%
3M Co.	34,863	6,043,152
Abbott Laboratories	81,244	6,832,620
American Express Co.	48,289	5,960,794
Amphenol Corp. Class A	24,074	2,309,660
The Bank of New York Mellon Corp.	123,707	5,461,664
Cisco Systems, Inc.	76,436	4,183,342
Cognizant Technology Solutions Corp. Class A	68,568	4,346,526
Colgate-Palmolive Co.	68,570	4,914,412
Comcast Corp. Class A	296,475	12,534,963
The Cooper Cos., Inc.	16,294	5,489,286
eBay, Inc.	95,352	3,766,404
Equifax, Inc.	29,288	3,960,909
The Goldman Sachs Group, Inc.	21,867	4,473,988
Harley-Davidson, Inc.	33,848	1,212,774
Honeywell International, Inc.	62,138	10,848,673

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Johnson & Johnson	11,784	$1,641,276
Kansas City Southern	67,686	8,245,509
Kellogg Co.	57,592	3,085,203
Marriott International, Inc. Class A	16,598	2,328,533
Microchip Technology, Inc.	19,677	1,705,996
National Oilwell Varco, Inc.	29,509	655,985
NOW, Inc. (a)	17,248	254,580
Omnicom Group, Inc.	25,832	2,116,932
Oracle Corp.	117,096	6,670,959
PayPal Holdings, Inc. (a)	28,159	3,223,079
PPG Industries, Inc.	44,500	5,193,595
Resideo Technologies, Inc. (a)	10,582	231,957
Sally Beauty Holdings, Inc. (a)	29,508	393,637
State Street Corp.	88,073	4,937,372
Stryker Corp.	40,710	8,369,162
TD Ameritrade Holding Corp.	41,204	2,056,904
Thermo Fisher Scientific, Inc.	48,112	14,129,532
United Parcel Service, Inc. Class B	59,687	6,163,877
United Technologies Corp.	32,928	4,287,226
Visa, Inc. Class A	79,760	13,842,348
The Walt Disney Co.	69,887	9,759,021
Waters Corp. (a)	18,222	3,922,103
Wynn Resorts Ltd.	6,308	782,129
Zimmer Biomet Holdings, Inc.	58,678	6,908,748

		193,244,830

TOTAL COMMON STOCK (Cost $371,277,081)		428,063,914

TOTAL EQUITIES (Cost $371,277,081)		428,063,914

TOTAL LONG-TERM INVESTMENTS (Cost $371,277,081)		428,063,914

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (c)	$2,886,517	2,886,517

TOTAL SHORT-TERM INVESTMENTS (Cost $2,886,517)		2,886,517

TOTAL INVESTMENTS — 100.0% (Cost $374,163,598) (d)		430,950,431

Other Assets/(Liabilities) — 0.0%		115,955

NET ASSETS — 100.0%		$431,066,386

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At June 30, 2019, the aggregate market value of these securities amounted to $5,490,687 or 1.27% of net assets.

(c)

Maturity value of $2,886,818. Collateralized by U.S. Government Agency obligations with a rate of 0.125%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $2,944,339.

(d)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	37.4%
Industrial	19.0%
Financial	12.2%
Communications	8.6%
Consumer, Cyclical	7.8%
Technology	7.5%
Basic Materials	6.2%
Energy	0.6%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.5%
Basic Materials — 2.9%
Chemicals — 2.9%
DuPont de Nemours, Inc.	9,494	$712,715
PPG Industries, Inc.	12,372	1,443,936
The Sherwin-Williams Co.	4,535	2,078,345

		4,234,996

Communications — 9.8%
Internet — 5.8%
Alphabet, Inc. Class A (a)	4,018	4,350,690
Alphabet, Inc. Class C (a)	1,594	1,722,971
Facebook, Inc. Class A (a)	12,599	2,431,607

		8,505,268

Media — 2.7%
Comcast Corp. Class A	70,486	2,980,148
The Walt Disney Co.	7,070	987,255

		3,967,403

Telecommunications — 1.3%
Cisco Systems, Inc.	33,110	1,812,110

		14,284,781

Consumer, Cyclical — 9.6%
Apparel — 2.3%
LVMH Moet Hennessy Louis Vuitton SE	4,558	1,940,302
NIKE, Inc. Class B	17,135	1,438,483

		3,378,785

Retail — 7.3%
Costco Wholesale Corp.	6,108	1,614,100
Dollar General Corp.	10,319	1,394,716
Dollar Tree, Inc. (a)	9,194	987,344
Ross Stores, Inc.	19,905	1,972,983
Starbucks Corp.	29,336	2,459,237
Tractor Supply Co.	20,011	2,177,197

		10,605,577

		13,984,362

Consumer, Non-cyclical — 24.9%
Beverages — 2.5%
Diageo PLC	37,411	1,611,077
Pernod Ricard SA	11,052	2,036,624

		3,647,701

Biotechnology — 0.7%
Biogen, Inc. (a)	4,491	1,050,310

Cosmetics & Personal Care — 1.9%
Colgate-Palmolive Co.	25,945	1,859,478
The Estee Lauder Cos., Inc. Class A	4,951	906,578

		2,766,056

	Number of Shares	Value
Foods — 3.1%
Danone SA	24,403	$2,069,628
Mondelez International, Inc. Class A	45,898	2,473,902

		4,543,530

Health Care – Products — 9.4%
Abbott Laboratories	18,836	1,584,108
Becton Dickinson and Co.	5,704	1,437,465
Danaher Corp.	25,196	3,601,012
Medtronic PLC	36,945	3,598,073
Thermo Fisher Scientific, Inc.	12,176	3,575,848

		13,796,506

Household Products & Wares — 0.9%
Kimberly-Clark Corp.	9,484	1,264,027

Pharmaceuticals — 6.4%
Elanco Animal Health, Inc. (a)	38,785	1,310,933
Eli Lilly & Co.	14,149	1,567,568
Johnson & Johnson	26,153	3,642,590
McKesson Corp.	9,650	1,296,863
Zoetis, Inc.	13,490	1,530,980

		9,348,934

		36,417,064

Energy — 4.5%
Oil & Gas — 1.5%
EOG Resources, Inc.	24,022	2,237,889

Oil & Gas Services — 1.5%
Core Laboratories NV	12,620	659,774
Schlumberger Ltd.	37,873	1,505,073

		2,164,847

Pipelines — 1.5%
Enterprise Products Partners LP (b)	76,555	2,210,143

		6,612,879

Financial — 21.4%
Banks — 7.8%
Bank of America Corp.	108,576	3,148,704
BB&T Corp.	34,414	1,690,760
The Goldman Sachs Group, Inc.	9,098	1,861,451
JP Morgan Chase & Co.	35,081	3,922,055
Morgan Stanley	15,606	683,699

		11,306,669

Diversified Financial Services — 8.3%
Mastercard, Inc. Class A	13,919	3,681,993
Nasdaq, Inc.	23,097	2,221,238
TD Ameritrade Holding Corp.	28,490	1,422,221
Visa, Inc. Class A	27,823	4,828,682

		12,154,134

Insurance — 1.2%
Chubb Ltd.	11,340	1,670,269

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Private Equity — 1.3%
The Blackstone Group LP (b)	43,110	$1,914,946

Real Estate Investment Trusts (REITS) — 2.8%
American Tower Corp.	20,177	4,125,188

		31,171,206

Industrial — 9.5%
Aerospace & Defense — 1.4%
United Technologies Corp.	15,588	2,029,558

Electrical Components & Equipment — 1.2%
AMETEK, Inc.	19,125	1,737,315

Electronics — 3.8%
Fortive Corp.	15,099	1,230,870
Honeywell International, Inc.	16,917	2,953,539
TE Connectivity Ltd.	14,702	1,408,158

		5,592,567

Machinery – Diversified — 0.3%
Flowserve Corp.	8,944	471,259

Packaging & Containers — 1.1%
Crown Holdings, Inc. (a)	26,310	1,607,541

Transportation — 1.7%
Canadian National Railway Co.	26,144	2,417,797

		13,856,037

Technology — 16.4%
Computers — 6.7%
Accenture PLC Class A	15,397	2,844,904
Amdocs Ltd.	28,111	1,745,412
Apple, Inc.	8,341	1,650,851
Cognizant Technology Solutions Corp. Class A	34,778	2,204,577
DXC Technology Co.	24,035	1,325,530

		9,771,274

Semiconductors — 2.4%
Analog Devices, Inc.	12,834	1,448,574
Texas Instruments, Inc.	18,798	2,157,258

		3,605,832

Software — 7.3%
Adobe, Inc. (a)	7,005	2,064,023
Electronic Arts, Inc. (a)	15,464	1,565,885
Fidelity National Information Services, Inc.	26,242	3,219,369
Microsoft Corp.	19,545	2,618,248
salesforce.com, Inc. (a)	7,653	1,161,190

		10,628,715

		24,005,821

	Number of Shares	Value
Utilities — 0.5%
Electric — 0.5%
American Electric Power Co., Inc.	8,830	$777,128

TOTAL COMMON STOCK (Cost $91,979,576)		145,344,274

TOTAL EQUITIES (Cost $91,979,576)		145,344,274

TOTAL LONG-TERM INVESTMENTS (Cost $91,979,576)		145,344,274

	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (c)	$1,141,973	1,141,973

TOTAL SHORT-TERM INVESTMENTS (Cost $1,141,973)		1,141,973

TOTAL INVESTMENTS — 100.3% (Cost $93,121,549) (d)		146,486,247

Other Assets/(Liabilities) — (0.3)%		(381,283)

NET ASSETS — 100.0%		$146,104,964

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Maturity value of $1,142,092. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $1,166,209.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 98.9%
Basic Materials — 6.0%
Chemicals — 6.0%
Air Products & Chemicals, Inc.	14,205	$3,215,586
DuPont de Nemours, Inc.	47,730	3,583,091
Element Solutions, Inc. (a)	103,232	1,067,419
Linde PLC	38,603	7,751,482
LyondellBasell Industries NV Class A	13,743	1,183,685

		16,801,263

		16,801,263

Communications — 5.6%
Internet — 0.8%
eBay, Inc.	59,519	2,351,001

Media — 2.2%
Comcast Corp. Class A	148,578	6,281,878

Telecommunications — 2.6%
AT&T, Inc.	131,752	4,415,009
Verizon Communications, Inc.	47,776	2,729,443

		7,144,452

		15,777,331

Consumer, Cyclical — 11.0%
Airlines — 0.5%
Southwest Airlines Co.	25,790	1,309,616

Entertainment — 0.4%
SeaWorld Entertainment, Inc. (a)	30,747	953,157

Food Services — 0.8%
Aramark	65,192	2,350,824

Home Builders — 0.7%
Lennar Corp. Class A	41,903	2,030,619

Home Furnishing — 0.6%
Whirlpool Corp.	12,376	1,761,847

Leisure Time — 1.6%
Norwegian Cruise Line Holdings Ltd. (a)	41,003	2,198,991
Royal Caribbean Cruises Ltd.	19,585	2,373,898

		4,572,889

Lodging — 0.8%
MGM Resorts International	82,444	2,355,425

Retail — 5.6%
Advance Auto Parts, Inc.	12,474	1,922,742
Dollar General Corp.	23,090	3,120,845
Lowe’s Cos., Inc.	55,551	5,605,652
Target Corp.	58,799	5,092,581

		15,741,820

		31,076,197

	Number of Shares	Value
Consumer, Non-cyclical — 12.7%
Agriculture — 1.4%
Philip Morris International, Inc.	48,560	$3,813,417

Beverages — 0.8%
Coca-Cola European Partners PLC (a)	42,256	2,387,464

Biotechnology — 0.9%
Corteva, Inc. (a)	84,532	2,499,611

Commercial Services — 1.1%
AMERCO	4,677	1,770,478
Nielsen Holdings PLC	55,800	1,261,080

		3,031,558

Health Care – Products — 2.2%
Medtronic PLC	62,205	6,058,145

Health Care – Services — 2.7%
Anthem, Inc.	8,485	2,394,552
UnitedHealth Group, Inc.	21,501	5,246,459

		7,641,011

Pharmaceuticals — 3.6%
CVS Health Corp.	80,780	4,401,702
Johnson & Johnson	20,610	2,870,561
Merck & Co., Inc.	17,952	1,505,275
Pfizer, Inc.	16,411	710,925
Sanofi ADR	16,722	723,561

		10,212,024

		35,643,230

Energy — 11.9%
Oil & Gas — 10.8%
BP PLC Sponsored ADR	144,771	6,036,951
Chevron Corp.	17,167	2,136,262
EOG Resources, Inc.	52,880	4,926,301
Hess Corp.	39,817	2,531,167
Kosmos Energy Ltd.	292,568	1,834,401
Parsley Energy, Inc. Class A (a)	96,179	1,828,363
Phillips 66	66,304	6,202,076
Valero Energy Corp.	42,171	3,610,259
Vermilion Energy, Inc.	56,911	1,236,676

		30,342,456

Oil & Gas Services — 1.1%
Schlumberger Ltd.	77,345	3,073,690

		33,416,146

Financial — 23.0%
Banks — 11.0%
Bank of America Corp.	128,029	3,712,841
The Bank of New York Mellon Corp.	44,246	1,953,461
JP Morgan Chase & Co.	50,914	5,692,185
Northern Trust Corp.	39,415	3,547,350
State Street Corp.	52,263	2,929,864

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
US Bancorp	126,271	$6,616,600
Wells Fargo & Co.	136,362	6,452,650

		30,904,951

Diversified Financial Services — 4.1%
American Express Co.	49,515	6,112,132
E*TRADE Financial Corp.	42,128	1,878,909
Navient Corp.	89,747	1,225,046
SLM Corp.	243,795	2,369,687

		11,585,774

Insurance — 4.4%
Berkshire Hathaway, Inc. Class B (a)	11,427	2,435,893
Chubb Ltd.	38,879	5,726,488
Fidelity National Financial, Inc.	35,992	1,450,478
Willis Towers Watson PLC	14,445	2,766,795

		12,379,654

Real Estate Investment Trusts (REITS) — 3.0%
HCP, Inc.	132,531	4,238,342
Liberty Property Trust	43,956	2,199,558
MGM Growth Properties LLC Class A	69,805	2,139,523

		8,577,423

Savings & Loans — 0.5%
New York Community Bancorp, Inc.	134,322	1,340,534

		64,788,336

Industrial — 12.3%
Aerospace & Defense — 3.3%
General Dynamics Corp.	12,106	2,201,113
Spirit AeroSystems Holdings, Inc. Class A	26,810	2,181,530
United Technologies Corp.	38,595	5,025,069

		9,407,712

Building Materials — 2.3%
Johnson Controls International PLC	116,764	4,823,521
Owens Corning	27,163	1,580,886

		6,404,407

Engineering & Construction — 0.9%
Jacobs Engineering Group, Inc.	28,346	2,392,119

Hand & Machine Tools — 1.8%
Stanley Black & Decker, Inc.	35,832	5,181,666

Machinery – Diversified — 1.4%
Wabtec Corp.	54,176	3,887,670

Miscellaneous – Manufacturing — 2.5%
General Electric Co.	679,523	7,134,991

Transportation — 0.1%
J.B. Hunt Transport Services, Inc.	1,707	156,037

		34,564,602

	Number of Shares	Value
Technology — 9.3%
Computers — 1.1%
International Business Machines Corp.	22,447	$3,095,441

Semiconductors — 5.3%
Broadcom, Inc.	8,623	2,482,217
Marvell Technology Group Ltd.	116,593	2,783,075
Microchip Technology, Inc.	21,528	1,866,477
QUALCOMM, Inc.	71,542	5,442,200
Texas Instruments, Inc.	20,000	2,295,200

		14,869,169

Software — 2.9%
Microsoft Corp.	20,976	2,809,945
Oracle Corp.	97,374	5,547,397

		8,357,342

		26,321,952

Utilities — 7.1%
Electric — 7.1%
Dominion Energy, Inc.	96,287	7,444,911
Entergy Corp.	53,017	5,457,039
Exelon Corp.	147,985	7,094,401

		19,996,351

		19,996,351

TOTAL COMMON STOCK (Cost $266,587,415)		278,385,408

TOTAL EQUITIES (Cost $266,587,415)		278,385,408

TOTAL LONG-TERM INVESTMENTS (Cost $266,587,415)		278,385,408

	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (b)	$3,000,779	3,000,779

TOTAL SHORT-TERM INVESTMENTS (Cost $3,000,779)		3,000,779

TOTAL INVESTMENTS — 100.0% (Cost $269,588,194) (c)		281,386,187

Other Assets/(Liabilities) — (0.0)%		(62,728)

NET ASSETS — 100.0%		$281,323,459

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $3,001,092. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $3,065,754.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	81.0%
Ireland	7.7%
United Kingdom	3.4%
Switzerland	2.0%
Bermuda	1.8%
Netherlands	1.5%
Liberia	0.8%
Canada	0.4%
France	0.3%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.3%

COMMON STOCK — 96.3%
Australia — 2.1%
AMP Ltd.	832,394	$1,240,867
Brambles Ltd.	38,000	344,311
Orica Ltd.	157,499	2,244,272

		3,829,450

Canada — 1.5%
Alimentation Couche-Tard, Inc. Class B	8,000	503,440
Cenovus Energy, Inc.	247,715	2,184,803

		2,688,243

Cayman Islands — 1.2%
Baidu, Inc. Sponsored ADR (a)	18,805	2,206,955

France — 11.8%
Accor SA	84,700	3,636,131
BNP Paribas SA	153,150	7,286,627
Bureau Veritas SA	69,887	1,726,253
Danone SA	11,591	983,037
EssilorLuxottica SA	11,505	1,503,914
Publicis Groupe SA	60,302	3,184,044
Valeo SA	97,210	3,162,245

		21,482,251

Germany — 16.9%
Allianz SE Registered	17,405	4,194,872
Bayer AG Registered	97,094	6,744,083
Bayerische Motoren Werke AG	69,550	5,156,842
Continental AG	39,355	5,737,707
Daimler AG Registered	107,903	6,002,927
thyssenkrupp AG	199,600	2,919,060

		30,755,491

India — 0.3%
Axis Bank Ltd. (a)	44,742	526,158

Indonesia — 1.1%
Bank Mandiri Persero Tbk PT	3,507,600	1,994,802

Ireland — 3.0%
Ryanair Holdings PLC Sponsored ADR (a)	66,710	4,278,779
Willis Towers Watson PLC	6,529	1,250,565

		5,529,344

Italy — 3.6%
Intesa Sanpaolo SpA	3,015,800	6,453,880

Japan — 4.6%
Komatsu Ltd.	144,100	3,491,999
Olympus Corp.	113,400	1,264,114
Omron Corp.	7,000	366,768
Toyota Motor Corp.	51,800	3,219,629

		8,342,510

	Number of Shares	Value
Mexico — 0.6%
Grupo Televisa SAB Sponsored ADR	132,800	$1,120,832

Netherlands — 7.4%
Akzo Nobel NV	9,320	876,032
ASML Holding NV	13,245	2,769,095
CNH Industrial NV	540,808	5,531,792
EXOR NV	61,400	4,290,799

		13,467,718

Republic of Korea — 3.4%
NAVER Corp.	32,825	3,240,486
Samsung Electronics Co. Ltd.	73,650	3,002,856

		6,243,342

South Africa — 1.9%
Naspers Ltd.	14,560	3,537,119

Sweden — 6.0%
Hennes & Mauritz AB Class B	281,718	4,999,778
SKF AB Class B	148,500	2,730,987
Volvo AB Class B	201,070	3,191,020

		10,921,785

Switzerland — 8.2%
Cie Financiere Richemont SA Registered	27,540	2,337,430
Credit Suisse Group AG Registered	509,323	6,111,417
Kuehne & Nagel International AG Registered	12,205	1,811,838
LafargeHolcim Ltd. Registered	56,559	2,762,412
Nestle SA Registered	8,420	871,712
The Swatch Group AG	3,475	997,719

		14,892,528

Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	244,000	1,861,362

United Kingdom — 21.7%
Ashtead Group PLC	122,374	3,509,836
Diageo PLC	14,000	602,900
Ferguson PLC (a)	32,703	2,331,036
G4S PLC	602,800	1,596,346
Glencore PLC	1,704,900	5,932,587
Liberty Global PLC Series A (a)	77,500	2,091,725
Liberty Global PLC Series C (a)	71,200	1,888,936
Lloyds Banking Group PLC	6,517,900	4,693,817
Meggitt PLC	82,438	549,346
Reckitt Benckiser Group PLC	19,940	1,575,805
Rolls-Royce Holdings PLC	246,700	2,639,863
Royal Bank of Scotland Group PLC	1,125,200	3,141,421
Schroders PLC	109,100	4,230,451
Smiths Group PLC	86,200	1,715,996

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WPP PLC	231,700	$2,922,400

		39,422,465

TOTAL COMMON STOCK (Cost $190,296,787)		175,276,235

TOTAL EQUITIES (Cost $190,296,787)		175,276,235

TOTAL LONG-TERM INVESTMENTS (Cost $190,296,787)		175,276,235

	Principal Amount
SHORT-TERM INVESTMENTS — 3.7%
Repurchase Agreement — 3.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (b)	$6,840,906	6,840,906

TOTAL SHORT-TERM INVESTMENTS (Cost $6,840,906)		6,840,906

TOTAL INVESTMENTS — 100.0% (Cost $197,137,693) (c)		182,117,141

Other Assets/(Liabilities) — (0.0)%		(82,531)

NET ASSETS — 100.0%		$182,034,610

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $6,841,619. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $6,981,975.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Cyclical	25.1%
Financial	24.9%
Industrial	13.1%
Consumer, Non-cyclical	11.4%
Communications	11.1%
Basic Materials	5.3%
Technology	4.2%
Energy	1.2%

Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%

Net Assets	100.0%

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.*	12/18/19	USD	$1,785,952	CHF	1,747,000	$(30,515)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

CHF	Swiss Franc

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Communications — 28.1%
Internet — 23.2%
Alibaba Group Holding Ltd. Sponsored ADR (a)	31,504	$5,338,353
Alphabet, Inc. Class A (a)	2,453	2,656,108
Alphabet, Inc. Class C (a)	2,460	2,659,039
Amazon.com, Inc. (a)	3,700	7,006,431
Facebook, Inc. Class A (a)	32,435	6,259,955

		23,919,886

Media — 1.9%
FactSet Research Systems, Inc.	6,850	1,962,936

Telecommunications — 3.0%
Cisco Systems, Inc.	57,194	3,130,227

		29,013,049

Consumer, Cyclical — 6.9%
Retail — 6.9%
Starbucks Corp.	43,349	3,633,947
Yum China Holdings, Inc.	32,905	1,520,211
Yum! Brands, Inc.	18,074	2,000,249

		7,154,407

		7,154,407

Consumer, Non-cyclical — 26.1%
Beverages — 5.8%
The Coca-Cola Co.	49,230	2,506,792
Monster Beverage Corp. (a)	55,547	3,545,565

		6,052,357

Biotechnology — 4.1%
Amgen, Inc.	8,495	1,565,459
Regeneron Pharmaceuticals, Inc. (a)	8,449	2,644,537

		4,209,996

Commercial Services — 1.0%
Automatic Data Processing, Inc.	6,167	1,019,590

Cosmetics & Personal Care — 5.1%
Colgate-Palmolive Co.	28,765	2,061,587
The Procter & Gamble Co.	28,895	3,168,337

		5,229,924

Foods — 2.7%
Danone SA Sponsored ADR	168,082	2,845,628

Health Care – Products — 2.0%
Alcon, Inc. (a)	3,613	224,187
Varian Medical Systems, Inc. (a)	13,348	1,817,063

		2,041,250

Pharmaceuticals — 5.4%
Merck & Co., Inc.	14,528	1,218,173

	Number of Shares	Value
Novartis AG Sponsored ADR	18,074	$1,650,337
Novo Nordisk A/S Sponsored ADR	52,932	2,701,649

		5,570,159

		26,968,904

Energy — 1.5%
Oil & Gas Services — 1.5%
Schlumberger Ltd.	40,123	1,594,488

Financial — 10.2%
Diversified Financial Services — 10.2%
American Express Co.	9,829	1,213,292
SEI Investments Co.	38,457	2,157,438
Visa, Inc. Class A	41,011	7,117,459

		10,488,189

		10,488,189

Industrial — 5.3%
Machinery – Diversified — 2.6%
Deere & Co.	15,992	2,650,034

Transportation — 2.7%
Expeditors International of Washington, Inc.	37,082	2,813,041

		5,463,075

Technology — 20.9%
Semiconductors — 5.4%
NVIDIA Corp.	14,726	2,418,451
QUALCOMM, Inc.	41,920	3,188,854

		5,607,305

Software — 15.5%
Autodesk, Inc. (a)	26,651	4,341,448
Cerner Corp.	34,603	2,536,400
Microsoft Corp.	28,371	3,800,579
Oracle Corp.	92,930	5,294,222

		15,972,649

		21,579,954

TOTAL COMMON STOCK (Cost $67,447,989)		102,262,066

TOTAL EQUITIES (Cost $67,447,989)		102,262,066

TOTAL LONG-TERM INVESTMENTS (Cost $67,447,989)		102,262,066

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (b)	$1,110,906	$1,110,906

TOTAL SHORT-TERM INVESTMENTS (Cost $1,110,906)		1,110,906

TOTAL INVESTMENTS — 100.1% (Cost $68,558,895) (c)		103,372,972

Other Assets/(Liabilities) — (0.1)%		(75,547)

NET ASSETS — 100.0%		$103,297,425

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $1,111,022. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $1,135,653.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	85.1%
Cayman Islands	5.2%
France	2.8%
Denmark	2.6%
Switzerland	1.8%
Netherlands	1.5%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Basic Materials — 2.2%
Chemicals — 1.9%
Air Products & Chemicals, Inc. (a)	1,402	$317,371
Albemarle Corp. (a)	707	49,780
Celanese Corp. (a)	819	88,288
CF Industries Holdings, Inc. (a)	1,446	67,543
Dow, Inc. (a)	4,669	230,228
DuPont de Nemours, Inc. (a)	4,692	352,228
Eastman Chemical Co. (a)	897	69,814
Ecolab, Inc. (a)	1,585	312,942
FMC Corp. (a)	846	70,176
International Flavors & Fragrances, Inc. (a)	642	93,148
Linde PLC (a)	3,407	684,126
LyondellBasell Industries NV Class A (a)	1,910	164,508
The Mosaic Co. (a)	2,185	54,691
PPG Industries, Inc. (a)	1,456	169,930
The Sherwin-Williams Co. (a)	505	231,436

		2,956,209

Forest Products & Paper — 0.1%
International Paper Co. (a)	2,513	108,863

Iron & Steel — 0.1%
Nucor Corp. (a)	1,983	109,263

Mining — 0.1%
Freeport-McMoRan, Inc. (a)	9,016	104,676
Newmont Goldcorp Corp. (a)	5,154	198,274

		302,950

		3,477,285

Communications — 15.0%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. (a)	2,339	52,838
Omnicom Group, Inc. (a)	1,396	114,402

		167,240

Internet — 9.2%
Alphabet, Inc. Class A (a) (b)	1,883	2,038,912
Alphabet, Inc. Class C (a) (b)	1,929	2,085,075
Amazon.com, Inc. (a) (b)	2,602	4,927,225
Booking Holdings, Inc. (a) (b)	272	509,921
eBay, Inc. (a)	5,133	202,754
Expedia Group, Inc. (a)	742	98,708
F5 Networks, Inc. (a) (b)	369	53,738
Facebook, Inc. Class A (a) (b)	15,114	2,917,002
Netflix, Inc. (a) (b)	2,749	1,009,763
Symantec Corp. (a)	4,025	87,584
TripAdvisor, Inc. (a) (b)	678	31,385

	Number of Shares	Value
Twitter, Inc. (a) (b)	4,640	$161,936
VeriSign, Inc. (a) (b)	667	139,510

		14,263,513

Media — 2.4%
CBS Corp. Class B (a)	2,243	111,926
Charter Communications, Inc. Class A (a) (b)	1,080	426,794
Comcast Corp. Class A (a)	28,497	1,204,853
Discovery, Inc. Class A (a) (b) (c)	1,098	33,709
Discovery, Inc. Class C (a) (b)	2,125	60,456
DISH Network Corp. Class A (a) (b)	1,452	55,771
Fox Corp. Class A (a) (b)	2,249	82,403
Fox Corp. Class B (a) (b)	1,084	39,599
News Corp. Class A (a)	2,369	31,958
News Corp. Class B	778	10,861
Viacom, Inc. Class B (a)	2,184	65,236
The Walt Disney Co. (a)	10,983	1,533,666

		3,657,232

Telecommunications — 3.3%
Arista Networks, Inc. (a) (b)	333	86,453
AT&T, Inc. (a)	45,945	1,539,617
CenturyLink, Inc. (a)	5,926	69,690
Cisco Systems, Inc. (a)	26,919	1,473,277
Corning, Inc. (a)	4,889	162,462
Juniper Networks, Inc. (a)	2,245	59,784
Motorola Solutions, Inc. (a)	1,038	173,066
Verizon Communications, Inc. (a)	26,026	1,486,865

		5,051,214

		23,139,199

Consumer, Cyclical — 8.3%
Airlines — 0.4%
Alaska Air Group, Inc. (a)	784	50,105
American Airlines Group, Inc. (a)	2,529	82,471
Delta Air Lines, Inc. (a)	3,700	209,975
Southwest Airlines Co. (a)	3,042	154,473
United Continental Holdings, Inc. (a) (b)	1,430	125,196

		622,220

Apparel — 0.7%
Capri Holdings Ltd. (a) (b)	1,057	36,657
Hanesbrands, Inc. (a)	2,164	37,264
NIKE, Inc. Class B (a)	7,885	661,946
PVH Corp. (a)	482	45,616
Ralph Lauren Corp. (a)	318	36,122
Tapestry, Inc. (a)	1,737	55,115
Under Armour, Inc. Class A (a) (b)	1,136	28,798
Under Armour, Inc. Class C (a) (b)	1,292	28,682
VF Corp. (a)	2,080	181,688

		1,111,888

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 0.5%
Ford Motor Co. (a)	24,448	$250,103
General Motors Co. (a)	8,349	321,687
PACCAR, Inc. (a)	2,198	157,509

		729,299

Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	1,633	131,996
BorgWarner, Inc. (a)	1,381	57,974

		189,970

Distribution & Wholesale — 0.2%
Copart, Inc. (a) (b)	1,281	95,742
Fastenal Co. (a)	3,586	116,868
LKQ Corp. (a) (b)	1,982	52,741
W.W. Grainger, Inc. (a)	279	74,836

		340,187

Home Builders — 0.1%
D.R. Horton, Inc. (a)	2,212	95,404
Lennar Corp. Class A (a)	1,747	84,660
PulteGroup, Inc. (a)	1,654	52,299

		232,363

Home Furnishing — 0.1%
Leggett & Platt, Inc. (a)	752	28,854
Whirlpool Corp. (a)	388	55,236

		84,090

Housewares — 0.0%
Newell Brands, Inc. (a)	2,437	37,578

Leisure Time — 0.2%
Carnival Corp. (a)	2,534	117,958
Harley-Davidson, Inc. (a)	989	35,436
Norwegian Cruise Line Holdings Ltd. (a) (b)	1,339	71,811
Royal Caribbean Cruises Ltd. (a)	1,088	131,876

		357,081

Lodging — 0.4%
Hilton Worldwide Holdings, Inc. (a)	1,820	177,886
Marriott International, Inc. Class A (a)	1,734	243,263
MGM Resorts International (a)	3,144	89,824
Wynn Resorts Ltd. (a)	612	75,882

		586,855

Retail — 5.5%
Advance Auto Parts, Inc. (a)	443	68,284
AutoZone, Inc. (a) (b)	153	168,219
Best Buy Co., Inc. (a)	1,452	101,248
CarMax, Inc. (a) (b)	1,080	93,776
Chipotle Mexican Grill, Inc. (a) (b)	157	115,062
Costco Wholesale Corp. (a)	2,766	730,943
Darden Restaurants, Inc. (a)	760	92,515
Dollar General Corp. (a)	1,615	218,283

	Number of Shares	Value
Dollar Tree, Inc. (a) (b)	1,479	$158,830
Foot Locker, Inc. (a)	695	29,134
The Gap, Inc. (a)	1,218	21,888
Genuine Parts Co. (a)	927	96,019
The Home Depot, Inc. (a)	6,919	1,438,945
Kohl’s Corp. (a)	1,089	51,782
L Brands, Inc. (a)	1,502	39,202
Lowe’s Cos., Inc. (a)	4,913	495,771
Macy’s, Inc. (a)	1,896	40,688
McDonald’s Corp. (a)	4,799	996,560
Nordstrom, Inc. (a)	655	20,868
O’Reilly Automotive, Inc. (a) (b)	500	184,660
Ross Stores, Inc. (a)	2,333	231,247
Starbucks Corp. (a)	7,609	637,863
Target Corp. (a)	3,215	278,451
Tiffany & Co. (a)	663	62,083
The TJX Cos., Inc. (a)	7,606	402,205
Tractor Supply Co. (a)	753	81,926
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	359	124,534
Walgreens Boots Alliance, Inc. (a)	4,872	266,352
Walmart, Inc. (a)	8,807	973,086
Yum! Brands, Inc. (a)	1,943	215,032

		8,435,456

Textiles — 0.0%
Mohawk Industries, Inc. (a) (b)	367	54,121

Toys, Games & Hobbies — 0.1%
Hasbro, Inc. (a)	734	77,569

		12,858,677

Consumer, Non-cyclical — 21.9%
Agriculture — 0.9%
Altria Group, Inc. (a)	11,755	556,599
Archer-Daniels-Midland Co. (a)	3,552	144,922
Philip Morris International, Inc. (a)	9,779	767,945

		1,469,466

Beverages — 1.9%
Brown-Forman Corp. Class B (a)	1,119	62,026
The Coca-Cola Co. (a)	24,153	1,229,871
Constellation Brands, Inc. Class A (a)	1,045	205,802
Molson Coors Brewing Co. Class B (a)	1,170	65,520
Monster Beverage Corp. (a) (b)	2,446	156,128
PepsiCo, Inc. (a)	8,818	1,156,305

		2,875,652

Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc. (a) (b)	1,428	187,040
Amgen, Inc. (a)	3,832	706,161
Biogen, Inc. (a) (b)	1,214	283,918
Celgene Corp. (a) (b)	4,432	409,694
Corteva, Inc. (a) (b)	4,629	136,880

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gilead Sciences, Inc. (a)	7,991	$539,872
Illumina, Inc. (a) (b)	922	339,434
Incyte Corp. (a) (b)	1,122	95,325
Regeneron Pharmaceuticals, Inc. (a) (b)	499	156,187
Vertex Pharmaceuticals, Inc. (a) (b)	1,603	293,958

		3,148,469

Commercial Services — 2.1%
Automatic Data Processing, Inc. (a)	2,730	451,351
Cintas Corp. (a)	540	128,137
Equifax, Inc. (a)	766	103,594
FleetCor Technologies, Inc. (a) (b)	547	153,625
Gartner, Inc. (a) (b)	570	91,736
Global Payments, Inc. (a)	1,003	160,610
H&R Block, Inc. (a)	1,252	36,684
IHS Markit Ltd. (a) (b)	2,294	146,174
Moody’s Corp. (a)	1,030	201,169
Nielsen Holdings PLC (a)	2,358	53,291
PayPal Holdings, Inc. (a) (b)	7,387	845,516
Quanta Services, Inc. (a)	892	34,065
Robert Half International, Inc. (a)	727	41,446
Rollins, Inc. (a)	925	33,180
S&P Global, Inc. (a)	1,541	351,024
Total System Services, Inc. (a)	1,010	129,553
United Rentals, Inc. (a) (b)	499	66,182
Verisk Analytics, Inc. (a)	1,038	152,025

		3,179,362

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co. (a)	5,379	385,513
Coty, Inc. Class A (a)	1,888	25,299
The Estee Lauder Cos., Inc. Class A (a)	1,393	255,072
The Procter & Gamble Co. (a)	15,783	1,730,606

		2,396,490

Foods — 1.3%
Campbell Soup Co. (a)	1,221	48,925
Conagra Brands, Inc. (a)	3,015	79,958
General Mills, Inc. (a)	3,793	199,208
The Hershey Co. (a)	888	119,019
Hormel Foods Corp. (a)	1,735	70,337
The J.M. Smucker Co. (a)	724	83,398
Kellogg Co. (a)	1,555	83,301
The Kraft Heinz Co. (a)	3,972	123,291
The Kroger Co. (a)	5,073	110,135
Lamb Weston Holdings, Inc. (a)	897	56,834
McCormick & Co., Inc. (a)	767	118,893
Mondelez International, Inc. Class A (a)	9,027	486,555
Sysco Corp. (a)	2,958	209,190
Tyson Foods, Inc. Class A (a)	1,864	150,499

		1,939,543

	Number of Shares	Value
Health Care – Products — 4.0%
Abbott Laboratories (a)	11,095	$933,090
ABIOMED, Inc. (a) (b)	297	77,366
Align Technology, Inc. (a) (b)	455	124,534
Baxter International, Inc. (a)	2,971	243,325
Becton Dickinson and Co. (a)	1,713	431,693
Boston Scientific Corp. (a) (b)	8,708	374,270
The Cooper Cos., Inc. (a)	308	103,762
Danaher Corp. (a)	3,959	565,820
DENTSPLY SIRONA, Inc. (a)	1,476	86,139
Edwards Lifesciences Corp. (a) (b)	1,324	244,596
Henry Schein, Inc. (a) (b)	927	64,797
Hologic, Inc. (a) (b)	1,646	79,041
IDEXX Laboratories, Inc. (a) (b)	546	150,330
Intuitive Surgical, Inc. (a) (b)	723	379,250
Medtronic PLC (a)	8,429	820,900
ResMed, Inc. (a)	888	108,363
Stryker Corp. (a)	1,941	399,031
Teleflex, Inc. (a)	289	95,702
Thermo Fisher Scientific, Inc. (a)	2,515	738,605
Varian Medical Systems, Inc. (a) (b)	573	78,002
Zimmer Biomet Holdings, Inc. (a)	1,303	153,415

		6,252,031

Health Care – Services — 2.0%
Anthem, Inc. (a)	1,617	456,334
Centene Corp. (a) (b)	2,611	136,921
DaVita, Inc. (a) (b)	807	45,402
HCA Healthcare, Inc. (a)	1,699	229,654
Humana, Inc. (a)	845	224,178
IQVIA Holdings, Inc. (a) (b)	1,012	162,831
Laboratory Corp. of America Holdings (a) (b)	625	108,062
Quest Diagnostics, Inc. (a)	833	84,808
UnitedHealth Group, Inc. (a)	5,985	1,460,400
Universal Health Services, Inc. Class B (a)	509	66,368
WellCare Health Plans, Inc. (a) (b)	314	89,512

		3,064,470

Household Products & Wares — 0.4%
Avery Dennison Corp. (a)	524	60,616
Church & Dwight Co., Inc. (a)	1,572	114,850
The Clorox Co. (a)	814	124,632
Kimberly-Clark Corp. (a)	2,151	286,685

		586,783

Pharmaceuticals — 5.8%
AbbVie, Inc. (a)	9,299	676,223
Allergan PLC (a)	1,934	323,810
AmerisourceBergen Corp. (a)	988	84,237
Bristol-Myers Squibb Co. (a)	10,284	466,379
Cardinal Health, Inc. (a)	1,873	88,218
Cigna Corp. (a) (b)	2,382	375,284

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CVS Health Corp. (a)	8,158	$444,529
Eli Lilly & Co. (a)	5,434	602,033
Johnson & Johnson (a)	16,711	2,327,508
McKesson Corp. (a)	1,186	159,387
Merck & Co., Inc. (a)	16,209	1,359,125
Mylan NV (a) (b)	3,316	63,137
Nektar Therapeutics (a) (b)	1,135	40,383
Perrigo Co. PLC (a)	708	33,715
Pfizer, Inc. (a)	34,950	1,514,034
Zoetis, Inc. (a)	3,005	341,038

		8,899,040

		33,811,306

Energy — 5.0%
Oil & Gas — 4.2%
Anadarko Petroleum Corp. (a)	3,151	222,335
Apache Corp. (a)	2,363	68,456
Cabot Oil & Gas Corp. (a)	2,694	61,854
Chevron Corp. (a)	11,980	1,490,791
Cimarex Energy Co. (a)	665	39,454
Concho Resources, Inc. (a)	1,248	128,769
ConocoPhillips (a)	7,096	432,856
Devon Energy Corp. (a)	2,605	74,295
Diamondback Energy, Inc. (a)	977	106,464
EOG Resources, Inc. (a)	3,625	337,705
Exxon Mobil Corp. (a)	26,612	2,039,278
Helmerich & Payne, Inc. (a)	684	34,624
Hess Corp. (a)	1,660	105,526
HollyFrontier Corp. (a)	942	43,596
Marathon Oil Corp. (a)	5,116	72,698
Marathon Petroleum Corp. (a)	4,131	230,840
Noble Energy, Inc. (a)	2,907	65,117
Occidental Petroleum Corp. (a)	4,759	239,282
Phillips 66 (a)	2,599	243,110
Pioneer Natural Resources Co. (a)	1,072	164,938
Valero Energy Corp. (a)	2,644	226,353

		6,428,341

Oil & Gas Services — 0.4%
Baker Hughes a GE Co. (a)	3,205	78,939
Halliburton Co. (a)	5,550	126,207
National Oilwell Varco, Inc. (a)	2,366	52,596
Schlumberger Ltd. (a)	8,663	344,268
TechnipFMC PLC (a)	2,800	72,632

		674,642

Pipelines — 0.4%
Kinder Morgan, Inc. (a)	12,388	258,662
ONEOK, Inc. (a)	2,603	179,112
The Williams Cos., Inc. (a)	7,701	215,936

		653,710

		7,756,693

	Number of Shares	Value
Financial — 17.8%
Banks — 6.2%
Bank of America Corp. (a)	55,624	$1,613,096
The Bank of New York Mellon Corp. (a)	5,577	246,224
BB&T Corp. (a)	4,789	235,284
Citigroup, Inc. (a)	14,540	1,018,236
Citizens Financial Group, Inc. (a)	2,920	103,251
Comerica, Inc. (a)	1,001	72,713
Fifth Third Bancorp (a)	4,501	125,578
First Republic Bank (a)	1,024	99,994
The Goldman Sachs Group, Inc. (a)	2,134	436,616
Huntington Bancshares, Inc. (a)	6,638	91,737
JP Morgan Chase & Co. (a)	20,412	2,282,062
KeyCorp (a)	6,407	113,724
M&T Bank Corp. (a)	847	144,049
Morgan Stanley (a)	7,995	350,261
Northern Trust Corp. (a)	1,343	120,870
The PNC Financial Services Group, Inc. (a)	2,833	388,914
Regions Financial Corp. (a)	6,416	95,855
State Street Corp. (a)	2,315	129,779
SunTrust Banks, Inc. (a)	2,828	177,740
SVB Financial Group (a) (b)	338	75,911
US Bancorp (a)	9,410	493,084
Wells Fargo & Co. (a)	25,452	1,204,389
Zions Bancorp NA (a)	1,090	50,118

		9,669,485

Diversified Financial Services — 4.3%
Affiliated Managers Group, Inc. (a)	335	30,867
Alliance Data Systems Corp. (a)	267	37,415
American Express Co. (a)	4,304	531,286
Ameriprise Financial, Inc. (a)	850	123,386
BlackRock, Inc. (a)	746	350,098
Capital One Financial Corp. (a)	2,939	266,685
Cboe Global Markets, Inc. (a)	700	72,541
The Charles Schwab Corp. (a)	7,571	304,279
CME Group, Inc. (a)	2,249	436,553
Discover Financial Services (a)	2,007	155,723
E*TRADE Financial Corp. (a)	1,559	69,531
Franklin Resources, Inc. (a)	1,795	62,466
Intercontinental Exchange, Inc. (a)	3,535	303,798
Invesco Ltd. (a)	2,483	50,802
Jefferies Financial Group, Inc. (a)	1,765	33,941
Mastercard, Inc. Class A (a)	5,653	1,495,388
Nasdaq, Inc. (a)	766	73,666
Raymond James Financial, Inc. (a)	796	67,302
Synchrony Financial (a)	3,963	137,397
T. Rowe Price Group, Inc. (a)	1,513	165,991
Visa, Inc. Class A (a)	10,942	1,898,984
The Western Union Co. (a)	2,805	55,792

		6,723,891

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 4.2%
Aflac, Inc. (a)	4,685	$256,785
The Allstate Corp. (a)	2,115	215,074
American International Group, Inc. (a)	5,453	290,536
Aon PLC (a)	1,530	295,259
Arthur J Gallagher & Co. (a)	1,134	99,327
Assurant, Inc. (a)	369	39,254
Berkshire Hathaway, Inc. Class B (a) (b)	12,202	2,601,100
Chubb Ltd. (a)	2,882	424,490
Cincinnati Financial Corp. (a)	931	96,517
Everest Re Group Ltd. (a)	252	62,289
The Hartford Financial Services Group, Inc. (a)	2,284	127,265
Lincoln National Corp. (a)	1,283	82,689
Loews Corp. (a)	1,647	90,042
Marsh & McLennan Cos., Inc. (a)	3,238	322,991
MetLife, Inc. (a)	5,965	296,282
Principal Financial Group, Inc. (a)	1,646	95,336
The Progressive Corp. (a)	3,665	292,943
Prudential Financial, Inc. (a)	2,595	262,095
Torchmark Corp. (a)	652	58,328
The Travelers Cos., Inc. (a)	1,680	251,194
Unum Group (a)	1,296	43,481
Willis Towers Watson PLC (a)	804	153,998

		6,457,275

Real Estate — 0.1%
CBRE Group, Inc. Class A (a) (b)	1,999	102,549

Real Estate Investment Trusts (REITS) — 3.0%
Alexandria Real Estate Equities, Inc. (a)	693	97,775
American Tower Corp. (a)	2,780	568,371
Apartment Investment & Management Co. Class A (a)	867	43,454
AvalonBay Communities, Inc. (a)	890	180,830
Boston Properties, Inc. (a)	988	127,452
Crown Castle International Corp. (a)	2,612	340,474
Digital Realty Trust, Inc. (a)	1,307	153,951
Duke Realty Corp. (a)	2,147	67,867
Equinix, Inc. (a)	532	268,282
Equity Residential (a)	2,364	179,475
Essex Property Trust, Inc. (a)	421	122,902
Extra Space Storage, Inc. (a)	812	86,153
Federal Realty Investment Trust (a)	475	61,161
HCP, Inc. (a)	2,999	95,908
Host Hotels & Resorts, Inc. (a)	4,694	85,525
Iron Mountain, Inc. (a)	1,807	56,559
Kimco Realty Corp. (a)	2,683	49,582
The Macerich Co. (a)	765	25,620
Mid-America Apartment Communities, Inc. (a)	689	81,137

	Number of Shares	Value
Prologis, Inc. (a)	3,959	$317,116
Public Storage (a)	959	228,405
Realty Income Corp. (a)	1,966	135,595
Regency Centers Corp. (a)	1,074	71,679
SBA Communications Corp. (a) (b)	720	161,885
Simon Property Group, Inc. (a)	1,968	314,408
SL Green Realty Corp. (a)	526	42,275
UDR, Inc. (a)	1,692	75,954
Ventas, Inc. (a)	2,258	154,334
Vornado Realty Trust (a)	1,069	68,523
Welltower, Inc. (a)	2,470	201,379
Weyerhaeuser Co. (a)	4,730	124,588

		4,588,619

Savings & Loans — 0.0%
People’s United Financial, Inc. (a)	2,521	42,302

		27,584,121

Industrial — 9.2%
Aerospace & Defense — 2.5%
Arconic, Inc. (a)	2,556	65,996
The Boeing Co. (a)	3,291	1,197,957
General Dynamics Corp. (a)	1,727	314,003
L3 Technologies, Inc. (a)	500	122,585
L3Harris Technologies, Inc.	754	142,604
Lockheed Martin Corp. (a)	1,544	561,306
Northrop Grumman Corp. (a)	1,066	344,435
Raytheon Co. (a)	1,745	303,421
TransDigm Group, Inc. (a) (b)	308	149,010
United Technologies Corp. (a)	5,101	664,150

		3,865,467

Building Materials — 0.4%
Fortune Brands Home & Security, Inc. (a)	853	48,732
Johnson Controls International PLC (a)	4,987	206,013
Martin Marietta Materials, Inc. (a)	390	89,743
Masco Corp. (a)	1,850	72,594
Vulcan Materials Co. (a)	860	118,087

		535,169

Electrical Components & Equipment — 0.3%
AMETEK, Inc. (a)	1,407	127,812
Emerson Electric Co. (a)	3,913	261,075

		388,887

Electronics — 1.3%
Agilent Technologies, Inc. (a)	2,025	151,207
Allegion PLC (a)	601	66,440
Amphenol Corp. Class A (a)	1,900	182,286
FLIR Systems, Inc. (a)	858	46,418
Fortive Corp. (a)	1,869	152,361
Garmin Ltd. (a)	787	62,803
Honeywell International, Inc. (a)	4,578	799,273

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Keysight Technologies, Inc. (a) (b)	1,165	$104,629
Mettler-Toledo International, Inc. (a) (b)	159	133,560
PerkinElmer, Inc. (a)	680	65,511
TE Connectivity Ltd. (a)	2,102	201,329
Waters Corp. (a) (b)	430	92,553

		2,058,370

Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc. (a)	718	60,592

Environmental Controls — 0.3%
Pentair PLC (a)	965	35,898
Republic Services, Inc. (a)	1,379	119,476
Waste Management, Inc. (a)	2,437	281,157

		436,531

Hand & Machine Tools — 0.1%
Snap-on, Inc. (a)	366	60,624
Stanley Black & Decker, Inc. (a)	942	136,223

		196,847

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc. (a)	3,593	489,690

Machinery – Diversified — 0.7%
Cummins, Inc. (a)	904	154,891
Deere & Co. (a)	1,990	329,763
Dover Corp. (a)	925	92,685
Flowserve Corp. (a)	797	41,994
Rockwell Automation, Inc. (a)	734	120,251
Roper Technologies, Inc. (a)	663	242,830
Wabtec Corp. (a)	1,000	71,760
Xylem, Inc. (a)	1,129	94,430

		1,148,604

Miscellaneous – Manufacturing — 1.4%
3M Co. (a)	3,621	627,664
A.O. Smith Corp. (a)	853	40,227
Eaton Corp. PLC (a)	2,652	220,859
General Electric Co. (a)	54,813	575,537
Illinois Tool Works, Inc. (a)	1,876	282,920
Ingersoll-Rand PLC (a)	1,509	191,145
Parker-Hannifin Corp. (a)	799	135,838
Textron, Inc. (a)	1,485	78,764

		2,152,954

Packaging & Containers — 0.3%
Amcor PLC (a) (b)	10,357	119,002
Ball Corp. (a)	2,150	150,479
Packaging Corp. of America (a)	598	57,001
Sealed Air Corp. (a)	982	42,010
WestRock Co. (a)	1,660	60,540

		429,032

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. (a)	254	57,084

	Number of Shares	Value
Transportation — 1.6%
C.H. Robinson Worldwide, Inc. (a)	838	$70,685
CSX Corp. (a)	4,834	374,007
Expeditors International of Washington, Inc. (a)	1,076	81,625
FedEx Corp. (a)	1,496	245,628
J.B. Hunt Transport Services, Inc. (a)	533	48,722
Kansas City Southern (a)	623	75,894
Norfolk Southern Corp. (a)	1,671	333,080
Union Pacific Corp. (a)	4,456	753,554
United Parcel Service, Inc. Class B (a)	4,429	457,383

		2,440,578

		14,259,805

Technology — 16.6%
Computers — 5.1%
Accenture PLC Class A (a)	4,014	741,667
Apple, Inc. (a)	27,500	5,442,800
Cognizant Technology Solutions Corp. Class A (a)	3,562	225,795
DXC Technology Co. (a)	1,689	93,148
Fortinet, Inc. (a) (b)	899	69,070
Hewlett Packard Enterprise Co. (a)	8,340	124,683
HP, Inc. (a)	9,408	195,592
International Business Machines Corp. (a)	5,575	768,793
NetApp, Inc. (a)	1,517	93,599
Seagate Technology PLC (a)	1,625	76,570
Western Digital Corp. (a)	1,942	92,342

		7,924,059

Office & Business Equipment — 0.0%
Xerox Corp. (a)	1,266	44,829

Semiconductors — 3.8%
Advanced Micro Devices, Inc. (a) (b)	5,622	170,740
Analog Devices, Inc. (a)	2,301	259,714
Applied Materials, Inc. (a)	5,842	262,364
Broadcom, Inc. (a)	2,487	715,908
Intel Corp. (a)	28,157	1,347,876
IPG Photonics Corp. (a) (b)	208	32,084
KLA-Tencor Corp. (a)	1,033	122,101
Lam Research Corp. (a)	932	175,067
Maxim Integrated Products, Inc. (a)	1,743	104,266
Microchip Technology, Inc. (a)	1,532	132,824
Micron Technology, Inc. (a) (b)	6,920	267,043
NVIDIA Corp. (a)	3,823	627,851
Qorvo, Inc. (a) (b)	778	51,823
QUALCOMM, Inc. (a)	7,639	581,099
Skyworks Solutions, Inc. (a)	1,104	85,306
Texas Instruments, Inc. (a)	5,886	675,477
Xilinx, Inc. (a)	1,615	190,441

		5,801,984

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 7.7%
Activision Blizzard, Inc. (a)	4,884	$230,525
Adobe, Inc. (a) (b)	3,061	901,924
Akamai Technologies, Inc. (a) (b)	1,011	81,022
ANSYS, Inc. (a) (b)	515	105,482
Autodesk, Inc. (a) (b)	1,398	227,734
Broadridge Financial Solutions, Inc. (a)	730	93,206
Cadence Design Systems, Inc. (a) (b)	1,787	126,537
Cerner Corp. (a)	2,093	153,417
Citrix Systems, Inc. (a)	789	77,432
Electronic Arts, Inc. (a) (b)	1,907	193,103
Fidelity National Information Services, Inc. (a)	2,023	248,182
Fiserv, Inc. (a) (b)	2,449	223,251
Intuit, Inc. (a)	1,623	424,139
Jack Henry & Associates, Inc. (a)	487	65,219
Microsoft Corp. (a)	48,203	6,457,274
MSCI, Inc. (a)	538	128,469
Oracle Corp. (a)	15,243	868,394
Paychex, Inc. (a)	2,027	166,802
Red Hat, Inc. (a) (b)	1,128	211,793
salesforce.com, Inc. (a) (b)	4,888	741,656
Synopsys, Inc. (a) (b)	918	118,137
Take-Two Interactive Software, Inc. (a) (b)	711	80,720

		11,924,418

		25,695,290

Utilities — 3.3%
Electric — 3.1%
AES Corp. (a)	4,097	68,666
Alliant Energy Corp. (a)	1,523	74,749
Ameren Corp. (a)	1,570	117,923
American Electric Power Co., Inc. (a)	3,078	270,895
CenterPoint Energy, Inc. (a)	3,173	90,843
CMS Energy Corp. (a)	1,806	104,586
Consolidated Edison, Inc. (a)	2,044	179,218
Dominion Energy, Inc. (a)	5,030	388,920
DTE Energy Co. (a)	1,163	148,724
Duke Energy Corp. (a)	4,635	408,992
Edison International (a)	2,066	139,269
Entergy Corp. (a)	1,209	124,442
Evergy, Inc. (a)	1,493	89,804
Eversource Energy (a)	2,028	153,641
Exelon Corp. (a)	6,086	291,763
FirstEnergy Corp. (a)	3,133	134,124
NextEra Energy, Inc. (a)	3,014	617,448
NRG Energy, Inc. (a)	1,781	62,549
Pinnacle West Capital Corp. (a)	716	67,368
PPL Corp. (a)	4,641	143,917
Public Service Enterprise Group, Inc. (a)	3,154	185,518

	Number of Shares	Value
Sempra Energy (a)	1,748	$240,245
The Southern Co. (a)	6,537	361,365
WEC Energy Group, Inc. (a)	1,930	160,904
Xcel Energy, Inc. (a)	3,191	189,833

		4,815,706

Gas — 0.1%
Atmos Energy Corp. (a)	722	76,214
NiSource, Inc. (a)	2,296	66,125

		142,339

Water — 0.1%
American Water Works Co., Inc. (a)	1,143	132,588

		5,090,633

TOTAL COMMON STOCK (Cost $101,850,714)		153,673,009

TOTAL EQUITIES (Cost $101,850,714)		153,673,009

	Principal Amount
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. 5.000% 8/01/49 (a) (d) (e)	$359,000	—

TOTAL CORPORATE DEBT (Cost $0)		—

TOTAL BONDS & NOTES (Cost $0)		—

	Number of Shares
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (f)	914	914

TOTAL MUTUAL FUNDS (Cost $914)		914

TOTAL PURCHASED OPTIONS (#) — 0.4% (Cost $1,373,065)		626,080

TOTAL LONG-TERM INVESTMENTS (Cost $103,224,693)		154,300,003

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (g)	$4,489,213	$4,489,213

TOTAL SHORT-TERM INVESTMENTS (Cost $4,489,213)		4,489,213

TOTAL INVESTMENTS — 102.6% (Cost $107,713,906) (h)		158,789,216

Other Assets/(Liabilities) — (2.6)%		(4,053,788)

NET ASSETS — 100.0%		$154,735,428

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of these securities are pledged/held as collateral for written options. (Note 2).
(b)	Non-income producing security.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2019, was $890 or 0.00% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(d)	Investment was valued using significant unobservable inputs.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2019, these securities amounted to a value of $0 or 0.00% of net assets.
(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $4,489,681. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $4,583,354.

(h)	See Note 6 for aggregate cost for federal tax purposes.

(#) Purchased Options contracts :

Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
S&P 500 Index	8/16/19	2,575.00	65	USD	16,737,500	$38,350	$174,363	$(136,013)
S&P 500 Index	8/16/19	2,625.00	65	USD	17,062,500	53,300	84,797	(31,497)
S&P 500 Index	8/16/19	2,650.00	65	USD	17,225,000	62,075	181,968	(119,893)
S&P 500 Index	8/16/19	2,675.00	65	USD	17,387,500	65,325	159,412	(94,087)
S&P 500 Index	9/20/19	2,575.00	65	USD	16,737,500	81,900	215,313	(133,413)
S&P 500 Index	9/20/19	2,600.00	65	USD	16,900,000	92,950	239,363	(146,413)
S&P 500 Index	9/20/19	2,625.00	65	USD	17,062,500	112,775	172,412	(59,637)
S&P 500 Index	9/20/19	2,650.00	65	USD	17,225,000	119,405	145,437	(26,032)

						$626,080	$1,373,065	$(746,985)

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
S&P 500 Index	7/19/19	2,900.00	57	USD	16,530,000	$(344,907)	$(455,858)	$110,951
S&P 500 Index	7/19/19	2,925.00	115	USD	33,637,500	(602,600)	(488,512)	(114,088)
S&P 500 Index	7/19/19	2,950.00	58	USD	17,110,000	(206,480)	(359,455)	152,975
S&P 500 Index	8/16/19	2,850.00	57	USD	16,245,000	(679,440)	(564,157)	(115,283)
S&P 500 Index	8/16/19	2,900.00	58	USD	16,820,000	(469,510)	(370,475)	(99,035)
S&P 500 Index	8/16/19	2,925.00	58	USD	16,965,000	(408,030)	(446,455)	38,425
S&P 500 Index	8/16/19	2,975.00	58	USD	17,255,000	(216,920)	(281,962)	65,042
S&P 500 Index	9/20/19	2,925.00	59	USD	17,257,500	(546,281)	(583,953)	37,672

						$(3,474,168)	$(3,550,827)	$76,659

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 94.5%

COMMON STOCK — 93.9%
Basic Materials — 2.7%
Chemicals — 1.9%
Air Products & Chemicals, Inc.	19,000	$4,301,030
RPM International, Inc.	64,000	3,911,040
Valvoline, Inc.	85,000	1,660,050

		9,872,120

Mining — 0.8%
Franco-Nevada Corp.	30,000	2,546,400
Kirkland Lake Gold Ltd.	36,000	1,545,120

		4,091,520

		13,963,640

Communications — 3.4%
Internet — 2.4%
Chewy, Inc. Class A (a)	17,334	606,690
IAC/InterActiveCorp (a)	35,000	7,613,550
Shopify, Inc. Class A (a)	3,000	900,450
Symantec Corp.	143,000	3,111,680

		12,232,370

Telecommunications — 1.0%
Corning, Inc.	152,000	5,050,960

		17,283,330

Consumer, Cyclical — 15.3%
Airlines — 0.8%
Alaska Air Group, Inc.	23,000	1,469,930
United Continental Holdings, Inc. (a)	30,000	2,626,500

		4,096,430

Apparel — 1.4%
Levi Strauss & Co. Class A (a)	35,011	731,030
Tapestry, Inc.	152,000	4,822,960
VF Corp.	18,000	1,572,300

		7,126,290

Auto Parts & Equipment — 1.2%
Aptiv PLC	59,000	4,768,970
Visteon Corp. (a)	21,000	1,230,180

		5,999,150

Distribution & Wholesale — 0.3%
IAA, Inc. (a)	21,326	827,022
KAR Auction Services, Inc.	34,650	866,250
KAR Auction Services, Inc. WI (a) (b) (g)	5,000	118,500

		1,811,772

Entertainment — 0.8%
Vail Resorts, Inc.	19,000	4,240,420

	Number of Shares	Value
Food Services — 0.3%
Aramark	41,000	$1,478,460

Leisure Time — 1.4%
Norwegian Cruise Line Holdings Ltd. (a)	129,000	6,918,270

Lodging — 2.5%
Hilton Worldwide Holdings, Inc.	38,000	3,714,120
Marriott International, Inc. Class A	23,000	3,226,670
MGM Resorts International	204,000	5,828,280

		12,769,070

Retail — 6.6%
Burlington Stores, Inc. (a)	30,000	5,104,500
CarMax, Inc. (a)	23,000	1,997,090
Casey’s General Stores, Inc.	29,000	4,523,710
Darden Restaurants, Inc.	13,000	1,582,490
Dollar General Corp.	48,000	6,487,680
Dollar Tree, Inc. (a)	42,000	4,510,380
Dunkin’ Brands Group, Inc.	38,000	3,027,080
The Michaels Cos., Inc. (a)	37,000	321,900
O’Reilly Automotive, Inc. (a)	7,000	2,585,240
Tiffany & Co.	11,000	1,030,040
Ulta Salon Cosmetics & Fragrance, Inc. (a)	7,000	2,428,230

		33,598,340

		78,038,202

Consumer, Non-cyclical — 28.7%
Biotechnology — 2.1%
Alnylam Pharmaceuticals, Inc. (a)	16,000	1,160,960
Argenx SE ADR (a)	8,000	1,132,640
Exact Sciences Corp. (a)	21,000	2,478,840
Incyte Corp. (a)	28,000	2,378,880
Sage Therapeutics, Inc. (a)	7,000	1,281,630
Seattle Genetics, Inc. (a)	30,000	2,076,300

		10,509,250

Commercial Services — 9.4%
CoreLogic, Inc. (a)	93,000	3,890,190
CoStar Group, Inc. (a)	7,000	3,878,420
Equifax, Inc.	12,000	1,622,880
FleetCor Technologies, Inc. (a)	20,000	5,617,000
Gartner, Inc. (a)	15,000	2,414,100
Global Payments, Inc.	19,000	3,042,470
IHS Markit Ltd. (a)	57,000	3,632,040
MarketAxess Holdings, Inc.	6,000	1,928,520
ServiceMaster Global Holdings, Inc. (a)	59,000	3,073,310
Total System Services, Inc.	30,000	3,848,100
TransUnion	64,000	4,704,640
Verisk Analytics, Inc.	38,000	5,565,480

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WeWork Companies, Inc., Class A (Acquired 5/26/15, Cost $108,169) (a) (b) (c) (d)	4,132	$223,128
Worldpay, Inc. Class A (a)	38,000	4,656,900

		48,097,178

Foods — 1.6%
Conagra Brands, Inc.	90,000	2,386,800
The Kroger Co.	60,000	1,302,600
Sprouts Farmers Market, Inc. (a)	91,000	1,718,990
TreeHouse Foods, Inc. (a)	53,000	2,867,300

		8,275,690

Health Care – Products — 10.3%
Alcon, Inc. (a)	36,000	2,233,800
Avantor, Inc. (a)	177,000	3,378,930
Bruker Corp.	143,000	7,142,850
The Cooper Cos., Inc.	33,000	11,117,370
Hologic, Inc. (a)	194,000	9,315,880
ICU Medical, Inc. (a)	11,000	2,771,010
IDEXX Laboratories, Inc. (a)	6,000	1,651,980
Teleflex, Inc.	37,000	12,252,550
West Pharmaceutical Services, Inc.	23,000	2,878,450

		52,742,820

Health Care – Services — 1.9%
Acadia Healthcare Co., Inc. (a) (e)	72,000	2,516,400
Catalent, Inc. (a)	121,000	6,559,410
MEDNAX, Inc. (a)	30,000	756,900

		9,832,710

Household Products & Wares — 0.6%
Avery Dennison Corp.	27,000	3,123,360

Pharmaceuticals — 2.8%
Alkermes PLC (a)	96,000	2,163,840
Amneal Pharmaceuticals, Inc. (a)	111,000	795,870
Ascendis Pharma A/S ADR (a)	4,500	518,175
Elanco Animal Health, Inc. (a)	121,000	4,089,800
Perrigo Co. PLC	64,000	3,047,680
PRA Health Sciences, Inc. (a)	27,781	2,754,486
Sarepta Therapeutics, Inc. (a)	4,000	607,800

		13,977,651

		146,558,659

Energy — 3.0%
Oil & Gas — 3.0%
Cabot Oil & Gas Corp.	91,000	2,089,360
Centennial Resource Development, Inc. Class A (a)	63,219	479,832
Concho Resources, Inc.	61,000	6,293,980
Continental Resources, Inc. (a)	45,000	1,894,050
Pioneer Natural Resources Co.	23,000	3,538,780
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $63,420) (a) (b) (c) (d)	21	109,200

	Number of Shares	Value
Venture Global LNG, Inc., Series C (Acquired 10/16/17-3/08/18, Cost $530,257) (a) (b) (c) (d)	144	$748,800

		15,154,002

		15,154,002

Financial — 7.4%
Banks — 0.7%
Fifth Third Bancorp	73,000	2,036,700
Webster Financial Corp.	26,000	1,242,020

		3,278,720

Diversified Financial Services — 2.4%
Cboe Global Markets, Inc.	38,000	3,937,940
SLM Corp.	102,000	991,440
TD Ameritrade Holding Corp.	125,000	6,240,000
Tradeweb Markets, Inc. Class A	27,452	1,202,672

		12,372,052

Insurance — 3.8%
Assurant, Inc.	30,000	3,191,400
Axis Capital Holdings Ltd.	30,000	1,789,500
Fidelity National Financial, Inc.	137,000	5,521,100
The Progressive Corp.	19,000	1,518,670
Willis Towers Watson PLC	38,000	7,278,520

		19,299,190

Private Equity — 0.5%
KKR & Co., Inc. Class A	107,000	2,703,890

		37,653,852

Industrial — 19.7%
Aerospace & Defense — 2.1%
L3 Technologies, Inc.	8,000	1,961,360
L3Harris Technologies, Inc. (a)	45,000	8,510,850

		10,472,210

Building Materials — 0.5%
Martin Marietta Materials, Inc.	11,000	2,531,210

Electronics — 5.8%
Agilent Technologies, Inc.	106,000	7,915,020
Allegion PLC	12,000	1,326,600
Fortive Corp.	65,000	5,298,800
Keysight Technologies, Inc. (a)	83,000	7,454,230
National Instruments Corp.	35,000	1,469,650
Sensata Technologies Holding PLC (a)	129,000	6,321,000

		29,785,300

Engineering & Construction — 0.0%
frontdoor, Inc. (a)	2,000	87,100

Environmental Controls — 0.5%
Waste Connections, Inc.	28,000	2,676,240

Hand & Machine Tools — 0.6%
Colfax Corp. (a)	118,000	3,307,540

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 0.5%
BWX Technologies, Inc. (e)	48,000	$2,500,800

Machinery – Diversified — 4.7%
Cognex Corp.	9,000	431,820
Gardner Denver Holdings, Inc. (a)	151,000	5,224,600
IDEX Corp.	38,000	6,541,320
Roper Technologies, Inc.	19,000	6,958,940
Xylem, Inc.	57,000	4,767,480

		23,924,160

Miscellaneous – Manufacturing — 1.6%
Textron, Inc.	156,000	8,274,240

Packaging & Containers — 2.6%
Ball Corp.	140,000	9,798,600
Sealed Air Corp.	76,000	3,251,280

		13,049,880

Transportation — 0.8%
J.B. Hunt Transport Services, Inc.	42,000	3,839,220
Kansas City Southern	3,778	460,236

		4,299,456

		100,908,136

Technology — 11.9%
Computers — 0.1%
Crowdstrike Holdings, Inc. Class A (a)	5,344	364,942

Semiconductors — 4.8%
Entegris, Inc.	42,000	1,567,440
Marvell Technology Group Ltd.	208,000	4,964,960
Maxim Integrated Products, Inc.	57,000	3,409,740
Microchip Technology, Inc.	91,000	7,889,700
Skyworks Solutions, Inc.	38,000	2,936,260
Xilinx, Inc.	34,000	4,009,280

		24,777,380

Software — 7.0%
Atlassian Corp. PLC Class A (a)	29,000	3,794,360
Black Knight, Inc. (a)	45,000	2,706,750
Ceridian HCM Holding, Inc. (a)	41,149	2,065,680
DocuSign, Inc. (a)	49,000	2,435,790
Fidelity National Information Services, Inc.	15,000	1,840,200
Fiserv, Inc. (a)	61,000	5,560,760
Slack Technologies, Inc. Class A (a)	26,951	1,010,662
Splunk, Inc. (a)	23,000	2,892,250
SS&C Technologies Holdings, Inc	34,000	1,958,740
Tableau Software, Inc. Class A (a)	18,916	3,140,434
Veeva Systems, Inc. Class A (a)	5,000	810,550
Workday, Inc. Class A (a)	35,000	7,195,300
Zoom Video Communications, Inc. Class A (a) (e)	1,243	110,366

		35,521,842

		60,664,164

	Number of Shares	Value
Utilities — 1.8%
Electric — 1.5%
Eversource Energy	29,440	$2,230,375
Sempra Energy	37,000	5,085,280

		7,315,655

Gas — 0.3%
Atmos Energy Corp.	16,000	1,688,960

		9,004,615

TOTAL COMMON STOCK (Cost $338,762,314)		479,228,600

PREFERRED STOCK — 0.6%
Communications — 0.2%
Internet — 0.2%
Roofoods Ltd., Series F (Acquired 9/12/17, Cost $677,088) (a) (b) (c) (d)	1,915	744,265
Roofoods Ltd., Series G (Acquired 5/16/19, Cost $20,895) (a) (b) (c) (d)	50	20,895

		765,160

Consumer, Non-cyclical — 0.4%
Commercial Services — 0.4%
WeWork Companies, Inc., Series D 1 (Acquired 12/09/14, Cost $369,606) (a) (b) (c) (d)	22,197	1,198,638
WeWork Companies, Inc., Series D 2 (Acquired 12/09/14, Cost $290,396) (a) (b) (c) (d)	17,440	941,760

		2,140,398

TOTAL PREFERRED STOCK (Cost $1,357,985)		2,905,558

TOTAL EQUITIES (Cost $340,120,299)		482,134,158

MUTUAL FUNDS — 0.8%
Diversified Financial Services — 0.8%
State Street Navigator Securities Lending Prime Portfolio (f)	4,314,246	4,314,246

TOTAL MUTUAL FUNDS (Cost $4,314,246)		4,314,246

TOTAL LONG-TERM INVESTMENTS (Cost $344,434,545)		486,448,404

SHORT-TERM INVESTMENTS — 5.8%
Mutual Fund — 3.9%
T. Rowe Price Treasury Reserve Fund	20,130,527	20,130,527

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (h)	$9,460,664	$9,460,664

TOTAL SHORT-TERM INVESTMENTS (Cost $29,591,191)		29,591,191

TOTAL INVESTMENTS — 101.1% (Cost $374,025,736) (i)		516,039,595

Other Assets/(Liabilities) — (1.1)%		(5,417,663)

NET ASSETS — 100.0%		$510,621,932

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2019, these securities amounted to a value of $4,105,186 or 0.80% of net assets.
(c)	Investment was valued using significant unobservable inputs.
(d)

Restricted security. Certain securities are restricted as to resale. At June 30, 2019, these securities amounted to a value of $3,986,686 or 0.78% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2019, was $4,219,383 or 0.83% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(f)	Represents investment of security lending collateral. (Note 2).
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)

Maturity value of $9,461,649. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $9,650,505.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.0%

COMMON STOCK — 96.0%
Consumer, Cyclical — 12.4%
Airlines — 1.5%
Southwest Airlines Co.	127,457	$6,472,266

Auto Manufacturers — 1.7%
Honda Motor Co. Ltd. Sponsored ADR	165,277	4,270,758
PACCAR, Inc.	41,550	2,977,473

		7,248,231

Auto Parts & Equipment — 1.3%
Aptiv PLC	13,145	1,062,511
BorgWarner, Inc.	100,483	4,218,276

		5,280,787

Food Services — 0.9%
Sodexo SA	34,158	3,993,149

Home Builders — 1.8%
PulteGroup, Inc.	147,031	4,649,120
Thor Industries, Inc.	50,586	2,956,752

		7,605,872

Leisure Time — 1.0%
Carnival Corp.	85,802	3,994,083

Retail — 4.2%
Advance Auto Parts, Inc.	34,601	5,333,398
Genuine Parts Co.	32,344	3,350,191
MSC Industrial Direct Co., Inc. Class A	85,076	6,317,744
Target Corp.	33,111	2,867,744

		17,869,077

		52,463,465

Consumer, Non-cyclical — 17.3%
Beverages — 0.5%
Molson Coors Brewing Co. Class B	34,757	1,946,392

Foods — 6.0%
Conagra Brands, Inc.	144,433	3,830,363
The J.M. Smucker Co.	20,109	2,316,356
Kellogg Co.	39,758	2,129,836
Koninklijke Ahold Delhaize NV	188,281	4,234,561
Mondelez International, Inc. Class A	51,773	2,790,565
Orkla ASA	678,147	6,023,568
Sysco Corp.	57,408	4,059,894

		25,385,143

Health Care – Products — 5.1%
Henry Schein, Inc. (a)	44,126	3,084,408
Hologic, Inc. (a)	63,212	3,035,440
Siemens Healthineers AG (b)	75,015	3,165,467
Zimmer Biomet Holdings, Inc.	105,196	12,385,777

		21,671,092

	Number of Shares	Value
Health Care – Services — 2.3%
Quest Diagnostics, Inc.	57,720	$5,876,473
Universal Health Services, Inc. Class B	30,564	3,985,240

		9,861,713

Household Products & Wares — 1.0%
Kimberly-Clark Corp.	30,997	4,131,280

Pharmaceuticals — 2.4%
Cardinal Health, Inc.	118,387	5,576,028
McKesson Corp.	33,198	4,461,479

		10,037,507

		73,033,127

Energy — 4.8%
Oil & Gas — 3.0%
Cimarex Energy Co.	26,235	1,556,522
Devon Energy Corp.	99,186	2,828,785
EQT Corp.	152,654	2,413,460
Imperial Oil Ltd.	75,951	2,103,000
Noble Energy, Inc.	163,291	3,657,718

		12,559,485

Oil & Gas Services — 1.3%
Baker Hughes a GE Co.	170,602	4,201,928
Halliburton Co.	27,904	634,537
National Oilwell Varco, Inc.	33,688	748,884

		5,585,349

Pipelines — 0.5%
Equitrans Midstream Corp. (a)	113,385	2,234,818

		20,379,652

Financial — 27.6%
Banks — 13.8%
BB&T Corp.	189,625	9,316,276
Comerica, Inc.	73,783	5,359,597
Commerce Bancshares, Inc.	72,634	4,333,344
First Hawaiian, Inc.	207,540	5,369,060
M&T Bank Corp.	31,694	5,390,198
Northern Trust Corp.	139,512	12,556,080
Prosperity Bancshares, Inc.	34,963	2,309,306
State Street Corp.	64,194	3,598,716
SunTrust Banks, Inc.	31,228	1,962,680
UMB Financial Corp.	75,741	4,985,273
Westamerica Bancorp.	53,487	3,295,334

		58,475,864

Diversified Financial Services — 2.2%
Ameriprise Financial, Inc.	43,152	6,263,944
Invesco Ltd.	147,816	3,024,316

		9,288,260

Insurance — 5.5%
Aflac, Inc.	53,970	2,958,096

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Arthur J Gallagher & Co.	12,988	$1,137,619
Brown & Brown, Inc.	64,863	2,172,911
Chubb Ltd.	43,545	6,413,743
ProAssurance Corp.	78,413	2,831,493
Reinsurance Group of America, Inc.	29,289	4,569,963
Torchmark Corp.	17,865	1,598,203
The Travelers Cos., Inc.	11,097	1,659,223

		23,341,251

Real Estate Investment Trusts (REITS) — 5.1%
American Tower Corp.	9,636	1,970,080
Empire State Realty Trust, Inc. Class A	212,391	3,145,511
MGM Growth Properties LLC Class A	146,675	4,495,589
Piedmont Office Realty Trust, Inc. Class A	186,781	3,722,545
Weyerhaeuser Co.	317,524	8,363,582

		21,697,307

Savings & Loans — 1.0%
Capitol Federal Financial, Inc.	305,456	4,206,129

		117,008,811

Industrial — 18.2%
Aerospace & Defense — 0.9%
BAE Systems PLC	628,761	3,965,386

Building Materials — 1.3%
Johnson Controls International PLC	137,188	5,667,236

Electrical Components & Equipment — 4.9%
Emerson Electric Co.	108,524	7,240,721
Hubbell, Inc.	76,341	9,954,867
Schneider Electric SE	40,955	3,714,927

		20,910,515

Electronics — 1.9%
nVent Electric PLC	147,616	3,659,401
TE Connectivity Ltd.	45,534	4,361,246

		8,020,647

Environmental Controls — 0.5%
Republic Services, Inc.	25,763	2,232,106

Machinery – Diversified — 0.8%
Atlas Copco AB Class B	112,600	3,230,647

Machinery – Diversified — 1.4%
Cummins, Inc.	34,193	5,858,628

Miscellaneous – Manufacturing — 2.5%
Eaton Corp. PLC	53,205	4,430,913
IMI PLC	344,073	4,545,079
Textron, Inc.	29,971	1,589,662

		10,565,654

Packaging & Containers — 3.0%
Graphic Packaging Holding Co.	391,769	5,476,931
Packaging Corp. of America	39,991	3,811,942

	Number of Shares	Value
Sonoco Products Co.	32,072	$2,095,584
WestRock Co.	34,940	1,274,262

		12,658,719

Transportation — 1.0%
Heartland Express, Inc.	227,358	4,108,359

		77,217,897

Technology — 5.9%
Computers — 0.8%
HP, Inc.	152,224	3,164,737

Semiconductors — 4.2%
Applied Materials, Inc.	160,484	7,207,336
Maxim Integrated Products, Inc.	96,979	5,801,284
Microchip Technology, Inc.	37,603	3,260,180
Teradyne, Inc.	32,438	1,554,105

		17,822,905

Software — 0.9%
Cerner Corp.	52,397	3,840,700

		24,828,342

Utilities — 9.8%
Electric — 8.2%
Ameren Corp.	65,498	4,919,555
Edison International	43,111	2,906,112
Eversource Energy	41,142	3,116,918
NorthWestern Corp.	77,171	5,567,888
Pinnacle West Capital Corp.	58,668	5,520,072
WEC Energy Group, Inc.	42,726	3,562,067
Xcel Energy, Inc.	151,808	9,031,058

		34,623,670

Gas — 1.6%
Atmos Energy Corp.	31,629	3,338,757
Spire, Inc.	41,949	3,520,361

		6,859,118

		41,482,788

TOTAL COMMON STOCK (Cost $386,793,312)		406,414,082

TOTAL EQUITIES (Cost $386,793,312)		406,414,082

MUTUAL FUNDS — 3.2%
Diversified Financial Services — 3.2%
iShares Russell Mid-Cap Value ETF	150,517	13,415,580

TOTAL MUTUAL FUNDS (Cost $12,820,024)		13,415,580

TOTAL LONG-TERM INVESTMENTS (Cost $399,613,336)		419,829,662

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (c)	$3,518,183	$3,518,183

TOTAL SHORT-TERM INVESTMENTS (Cost $3,518,183)		3,518,183

TOTAL INVESTMENTS — 100.0% (Cost $403,131,519) (d)		423,347,845

Other Assets/(Liabilities) — 0.0%		208,214

NET ASSETS — 100.0%		$423,556,059

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At June 30, 2019, the aggregate market value of these securities amounted to $3,165,467 or 0.75% of net assets.

(c)

Maturity value of $3,518,549. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $3,590,294.

(d)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	9/30/19	USD	$2,584,878	JPY	276,344,090	$4,961
Credit Suisse International*	9/30/19	USD	12,533,400	EUR	10,988,909	(49,861)
Goldman Sachs & Co.*	9/30/19	USD	2,732,197	SEK	25,487,573	(29,823)
Goldman Sachs & Co.*	9/30/19	USD	5,162,835	NOK	44,027,338	(10,782)
JP Morgan Chase Bank N.A.*	9/30/19	USD	7,156,827	GBP	5,624,349	(13,985)
Morgan Stanley & Co. LLC*	9/30/19	CAD	69,723	USD	53,201	125
Morgan Stanley & Co. LLC*	9/30/19	USD	1,833,324	CAD	2,418,356	(16,325)

						$(115,690)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 97.2%
Basic Materials — 3.2%
Chemicals — 2.0%
Ferro Corp. (a)	34,521	$545,432
Ingevity Corp. (a)	10,445	1,098,500
Methanex Corp.	17,245	783,958
Minerals Technologies, Inc.	12,827	686,373
Orion Engineered Carbons SA	40,532	867,790
Realreal, Inc. (a)	400	11,560

		3,993,613

Iron & Steel — 1.2%
Carpenter Technology Corp.	48,887	2,345,598

		6,339,211

Communications — 3.5%
Advertising — 0.3%
The Trade Desk, Inc. Class A (a)	2,547	580,156

Internet — 1.9%
DraftKings, Inc. (Acquired 8/22/17, Cost $300,412) (a) (b) (c) (d)	78,904	216,197
Etsy, Inc. (a)	7,816	479,668
Mimecast Ltd. (a)	31,425	1,467,861
Veracode, Inc. (Escrow Shares) (Acquired 8/26/17, Cost $20,131) (a) (b) (c) (d)	10,688	5,814
Wix.com Ltd. (a)	5,319	755,830
Zendesk, Inc. (a)	9,427	839,286

		3,764,656

Media — 0.5%
The New York Times Co. Class A	29,295	955,603

Telecommunications — 0.8%
Acacia Communications, Inc. (a)	9,557	450,708
Ciena Corp. (a)	25,823	1,062,100

		1,512,808

		6,813,223

Consumer, Cyclical — 14.2%
Airlines — 0.4%
Spirit Airlines, Inc. (a)	16,538	789,359

Apparel — 2.1%
Carter’s, Inc.	16,631	1,622,188
Deckers Outdoor Corp. (a)	3,315	583,340
Skechers U.S.A., Inc. Class A (a)	23,551	741,621
Under Armour, Inc. Class C (a)	52,905	1,174,491

		4,121,640

Entertainment — 1.5%
Cinemark Holdings, Inc.	29,777	1,074,950
Marriott Vacations Worldwide Corp.	19,644	1,893,681

		2,968,631

	Number of Shares	Value
Home Builders — 3.4%
Cavco Industries, Inc. (a)	4,061	$639,770
Century Communities, Inc. (a)	44,374	1,179,461
LCI Industries	10,028	902,520
Skyline Champion Corp. (a)	88,284	2,417,216
TRI Pointe Group, Inc. (a)	42,650	510,520
Winnebago Industries, Inc.	28,023	1,083,089

		6,732,576

Leisure Time — 2.7%
Acushnet Holdings Corp.	83,788	2,200,273
Lindblad Expeditions Holdings, Inc. (a)	61,458	1,103,171
Planet Fitness, Inc. Class A (a)	17,618	1,276,248
YETI Holdings, Inc. (a) (e)	23,648	684,610

		5,264,302

Retail — 4.1%
BJ’s Restaurants, Inc.	14,600	641,524
BMC Stock Holdings, Inc. (a)	54,410	1,153,492
The Cheesecake Factory, Inc. (e)	20,702	905,092
The Children’s Place, Inc. (e)	10,820	1,032,012
FirstCash, Inc.	11,399	1,140,128
Five Below, Inc. (a)	3,150	378,063
Floor & Decor Holdings, Inc. Class A (a)	27,370	1,146,803
La-Z-Boy, Inc.	29,070	891,286
Nu Skin Enterprises, Inc. Class A	18,857	930,027

		8,218,427

		28,094,935

Consumer, Non-cyclical — 26.1%
Beverages — 0.6%
MGP Ingredients, Inc. (e)	16,450	1,090,800

Biotechnology — 3.9%
Amicus Therapeutics, Inc. (a)	67,079	837,146
Arena Pharmaceuticals, Inc. (a)	17,388	1,019,458
Blueprint Medicines Corp. (a)	5,543	522,871
CRISPR Therapeutics AG (a) (e)	13,037	614,043
CytomX Therapeutics, Inc. (a)	11,136	124,946
Exact Sciences Corp. (a)	14,194	1,675,460
Karyopharm Therapeutics, Inc. (a) (e)	31,575	189,134
Orchard Therapeutics plc (a) (e)	34,425	481,606
Sage Therapeutics, Inc. (a)	3,400	622,506
Sangamo Therapeutics, Inc. (a)	102,372	1,102,546
Ultragenyx Pharmaceutical, Inc. (a)	8,268	525,018

		7,714,734

Commercial Services — 6.4%
2U, Inc. (a)	31,491	1,185,321
The Brink’s Co.	18,659	1,514,738
Cardtronics PLC Class A (a)	34,053	930,328
Chegg, Inc. (a)	30,677	1,183,825

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Grand Canyon Education, Inc. (a)	9,900	$1,158,498
Green Dot Corp. Class A (a)	11,688	571,543
HMS Holdings Corp. (a)	61,206	1,982,462
Liveramp Holdings, Inc. (a)	16,727	810,925
TriNet Group, Inc. (a)	42,424	2,876,347
TrueBlue, Inc. (a)	15,525	342,482

		12,556,469

Foods — 1.3%
Performance Food Group Co. (a)	53,319	2,134,360
Sanderson Farms, Inc.	3,900	532,584

		2,666,944

Health Care – Products — 7.4%
Adaptive Biotechnologies Corp. (a)	1,100	53,130
Avanos Medical, Inc. (a)	16,023	698,763
CareDx, Inc. (a)	13,292	478,379
Globus Medical, Inc. Class A (a)	45,437	1,921,985
Haemonetics Corp. (a)	23,829	2,867,582
Hill-Rom Holdings, Inc.	10,839	1,133,976
Insulet Corp. (a)	27,223	3,249,882
Merit Medical Systems, Inc. (a)	28,078	1,672,326
Penumbra, Inc. (a) (e)	8,747	1,399,520
Tandem Diabetes Care, Inc. (a)	18,735	1,208,782

		14,684,325

Health Care – Services — 2.5%
Acadia Healthcare Co., Inc. (a) (e)	16,724	584,504
Amedisys, Inc. (a)	14,207	1,724,872
Invitae Corp. (a)	26,161	614,783
LHC Group, Inc. (a)	9,722	1,162,557
Molina Healthcare, Inc. (a)	5,464	782,117

		4,868,833

Pharmaceuticals — 4.0%
Aerie Pharmaceuticals, Inc. (a)	12,292	363,229
Apellis Pharmaceuticals, Inc. (a)	22,207	562,725
Array BioPharma, Inc. (a)	18,457	855,113
Ascendis Pharma A/S ADR (a)	4,083	470,157
G1 Therapeutics, Inc. (a)	40,373	1,237,836
Galapagos NV Sponsored ADR (a)	7,345	946,991
Heron Therapeutics, Inc. (a)	16,947	315,045
MyoKardia, Inc. (a)	13,938	698,851
Portola Pharmaceuticals, Inc. (a) (e)	12,516	339,559
PRA Health Sciences, Inc. (a)	8,378	830,679
Ra Pharmaceuticals, Inc. (a)	15,374	462,296
Revance Therapeutics, Inc. (a)	24,933	323,381
Rhythm Pharmaceuticals, Inc. (a)	12,298	270,556
UroGen Pharma Ltd. (a)	8,054	289,461

		7,965,879

		51,547,984

Energy — 2.8%
Energy – Alternate Sources — 1.4%
First Solar, Inc. (a)	23,038	1,513,136

	Number of Shares	Value
Pattern Energy Group, Inc. Class A	51,697	$1,193,684

		2,706,820

Oil & Gas — 1.4%
Delek US Holdings, Inc.	28,058	1,136,910
Viper Energy Partners LP	53,626	1,652,753

		2,789,663

		5,496,483

Financial — 19.3%
Banks — 5.5%
Ameris Bancorp	29,225	1,145,328
Atlantic Union Bankshares Corp.	54,084	1,910,788
BancorpSouth Bank	67,109	1,948,845
CenterState Bank Corp.	25,726	592,470
First Interstate BancSystem, Inc. Class A	22,255	881,520
National Bank Holdings Corp. Class A	26,902	976,542
Seacoast Banking Corp. of Florida (a)	39,063	993,763
South State Corp.	12,230	900,984
Texas Capital Bancshares, Inc. (a)	24,678	1,514,489

		10,864,729

Diversified Financial Services — 2.4%
Air Lease Corp.	25,737	1,063,968
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	94,432	2,661,094
PRA Group, Inc. (a)	36,566	1,028,967

		4,754,029

Insurance — 2.8%
Assured Guaranty Ltd.	30,288	1,274,519
James River Group Holdings Ltd.	23,739	1,113,359
Kemper Corp.	12,862	1,109,862
MGIC Investment Corp. (a)	85,083	1,117,991
NMI Holdings, Inc. Class A (a)	32,820	931,760

		5,547,491

Private Equity — 1.0%
Kennedy-Wilson Holdings, Inc.	100,806	2,073,579

Real Estate — 0.9%
McGrath RentCorp	28,551	1,774,445

Real Estate Investment Trusts (REITS) — 5.5%
Agree Realty Corp.	21,325	1,365,866
Brandywine Realty Trust	64,100	917,912
Life Storage, Inc.	9,473	900,693
MFA Financial, Inc.	101,539	729,050
NexPoint Residential Trust, Inc.	47,245	1,955,943
PotlatchDeltic Corp.	33,184	1,293,512
PS Business Parks, Inc.	5,011	844,504
Redwood Trust, Inc.	57,721	954,128
Xenia Hotels & Resorts, Inc.	90,409	1,885,028

		10,846,636

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Savings & Loans — 1.2%
Sterling Bancorp	108,716	$2,313,476

		38,174,385

Industrial — 13.4%
Aerospace & Defense — 1.3%
Aerojet Rocketdyne Holdings, Inc. (a)	58,691	2,627,596

Building Materials — 0.6%
Louisiana-Pacific Corp.	28,100	736,782
Patrick Industries, Inc. (a)	9,680	476,159

		1,212,941

Electrical Components & Equipment — 1.4%
EnerSys	35,305	2,418,393
nLight, Inc. (a)	20,685	397,152

		2,815,545

Electronics — 0.5%
Watts Water Technologies, Inc. Class A	9,899	922,389

Engineering & Construction — 1.0%
Argan, Inc.	46,284	1,877,279

Environmental Controls — 0.4%
Clean Harbors, Inc. (a)	11,553	821,418

Machinery – Diversified — 1.3%
Chart Industries, Inc. (a)	13,465	1,035,189
Kadant, Inc.	3,770	342,354
SPX FLOW, Inc. (a)	26,015	1,088,988

		2,466,531

Metal Fabricate & Hardware — 2.3%
Advanced Drainage Systems, Inc.	40,633	1,332,356
Rexnord Corp. (a)	106,364	3,214,320

		4,546,676

Miscellaneous – Manufacturing — 3.0%
Actuant Corp. Class A	85,368	2,117,980
Axon Enterprise, Inc. (a)	7,833	502,957
ITT, Inc.	33,067	2,165,227
John Bean Technologies Corp.	8,964	1,085,809

		5,871,973

Packaging & Containers — 0.5%
Graphic Packaging Holding Co.	77,413	1,082,234

Transportation — 0.6%
Kirby Corp. (a)	14,639	1,156,481

Trucking & Leasing — 0.5%
GATX Corp.	12,820	1,016,498

		26,417,561

Technology — 14.2%
Computers — 2.9%
Endava PLC Sponsored ADR (a)	11,540	464,370

	Number of Shares	Value
EPAM Systems, Inc. (a)	4,409	$763,198
ForeScout Technologies, Inc. (a)	24,171	818,430
Globant SA (a)	6,740	681,077
Lumentum Holdings, Inc. (a)	8,717	465,575
Rapid7, Inc. (a)	15,562	900,106
Science Applications International Corp.	18,124	1,568,813

		5,661,569

Office & Business Equipment — 0.6%
Zebra Technologies Corp. Class A (a)	5,196	1,088,510

Semiconductors — 3.4%
Cohu, Inc.	58,184	897,779
Entegris, Inc.	64,378	2,402,587
Lattice Semiconductor Corp. (a)	81,637	1,191,084
MKS Instruments, Inc.	5,577	434,392
Tower Semiconductor Ltd. (a)	114,354	1,803,363

		6,729,205

Software — 7.3%
Alteryx, Inc. Class A (a)	5,079	554,220
Bandwidth, Inc. Class A (a)	22,112	1,658,842
Castlight Health, Inc. Class B (a)	110,900	358,207
Cloudera, Inc. (a)	69,303	364,534
Everbridge, Inc. (a)	15,884	1,420,347
Fair Isaac Corp. (a)	2,543	798,553
Five9, Inc. (a)	40,849	2,095,145
Guidewire Software, Inc. (a)	9,011	913,535
HubSpot, Inc. (a)	9,053	1,543,718
Omnicell, Inc. (a)	35,551	3,058,453
Pivotal Software, Inc. Class A (a)	29,667	313,284
SailPoint Technologies Holding, Inc. (a)	30,267	606,551
SVMK, Inc. (a)	46,300	764,413

		14,449,802

		27,929,086

Utilities — 0.5%
Electric — 0.5%
Black Hills Corp.	12,926	1,010,425

TOTAL COMMON STOCK (Cost $162,510,315)		191,823,293

PREFERRED STOCK — 0.2%
Communications — 0.1%
Internet — 0.1%
The Honest Company, Inc., Series D (Acquired 8/03/15, Cost $184,255) (a) (b) (c) (d)	4,027	155,281

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 0.1%
Software — 0.1%
MarkLogic Corp., Series F (Acquired 4/27/15, Cost $266,732) (a) (b) (c) (d)	22,966	$234,483

TOTAL PREFERRED STOCK (Cost $450,987)		389,764

TOTAL EQUITIES (Cost $162,961,302)		192,213,057

MUTUAL FUNDS — 3.0%
Diversified Financial Services — 3.0%
State Street Navigator Securities Lending Prime Portfolio (f)	5,967,693	5,967,693

TOTAL MUTUAL FUNDS (Cost $5,967,693)		5,967,693

TOTAL LONG-TERM INVESTMENTS (Cost $168,928,995)		198,180,750

	Principal Amount
SHORT-TERM INVESTMENTS — 3.0%
Repurchase Agreement — 3.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (g)	$5,806,864	5,806,864

TOTAL SHORT-TERM INVESTMENTS (Cost $5,806,864)		5,806,864

TOTAL INVESTMENTS — 103.4% (Cost $174,735,859) (h)		203,987,614

Other Assets/(Liabilities) — (3.4)%		(6,666,237)

NET ASSETS — 100.0%		$197,321,377

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2019, these securities amounted to a value of $611,775 or 0.31% of net assets.
(d)

Restricted security. Certain securities are restricted as to resale. At June 30, 2019, these securities amounted to a value of $611,775 or 0.31% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2019, was $5,827,857 or 2.95% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $5,807,469. Collateralized by U.S. Government Agency obligations with a rate of 0.125%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $5,930,368.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 3.3%
Chemicals — 1.5%
American Vanguard Corp.	17,500	$269,675
Minerals Technologies, Inc.	9,300	497,643
Quaker Chemical Corp.	2,911	590,583
Realreal, Inc. (a)	4,063	117,421

		1,475,322

Forest Products & Paper — 0.1%
Clearwater Paper Corp. (a)	6,332	117,078

Iron & Steel — 1.2%
Carpenter Technology Corp.	15,300	734,094
Reliance Steel & Aluminum Co.	4,900	463,638

		1,197,732

Mining — 0.5%
Constellium NV Class A (a)	45,187	453,678

		3,243,810

Communications — 3.6%
Internet — 1.0%
Q2 Holdings, Inc. (a)	5,800	442,888
Zendesk, Inc. (a)	6,125	545,309

		988,197

Media — 1.6%
Cable One, Inc.	1,127	1,319,705
Scholastic Corp.	8,400	279,216

		1,598,921

Telecommunications — 1.0%
GTT Communications, Inc. (a) (b)	15,900	279,840
Harmonic, Inc. (a)	122,331	678,937

		958,777

		3,545,895

Consumer, Cyclical — 7.7%
Apparel — 0.7%
Steven Madden Ltd.	20,597	699,268

Auto Manufacturers — 0.3%
Blue Bird Corp. (a)	16,600	326,854

Auto Parts & Equipment — 0.8%
Garrett Motion, Inc. (a) (b)	33,024	506,918
Visteon Corp. (a)	3,700	216,746

		723,664

Distribution & Wholesale — 2.0%
Dorman Products, Inc. (a)	9,711	846,217
Pool Corp.	5,900	1,126,900

		1,973,117

	Number of Shares	Value
Entertainment — 0.3%
Marriott Vacations Worldwide Corp.	3,042	$293,249

Home Builders — 1.4%
Cavco Industries, Inc. (a)	4,900	771,946
LCI Industries	6,196	557,640

		1,329,586

Lodging — 0.6%
The St. Joe Co. (a)	34,086	589,006

Retail — 1.3%
Beacon Roofing Supply, Inc. (a)	11,600	425,952
BJ’s Wholesale Club Holdings, Inc. (a)	8,557	225,905
Express, Inc. (a)	31,000	84,630
Lumber Liquidators Holdings, Inc. (a) (b)	24,941	288,068
Red Robin Gourmet Burgers, Inc. (a)	7,300	223,161

		1,247,716

Textiles — 0.3%
Culp, Inc.	16,600	315,400

		7,497,860

Consumer, Non-cyclical — 16.9%
Biotechnology — 0.1%
Ultragenyx Pharmaceutical, Inc. (a)	1,506	95,631

Commercial Services — 6.8%
Aaron’s, Inc.	20,259	1,244,105
American Public Education, Inc. (a)	15,801	467,393
The Brink’s Co.	3,500	284,130
FTI Consulting, Inc. (a)	11,614	973,718
Green Dot Corp. Class A (a)	12,298	601,372
Huron Consulting Group, Inc. (a)	5,549	279,559
I3 Verticals, Inc. Class A (a)	15,700	462,365
Monro, Inc.	6,263	534,234
Rosetta Stone, Inc. (a)	20,275	463,892
Strategic Education, Inc.	7,894	1,405,132

		6,715,900

Foods — 2.9%
Grocery Outlet Holding Corp. (a)	3,240	106,531
Nomad Foods Ltd. (a)	66,800	1,426,848
Post Holdings, Inc. (a)	7,237	752,431
The Simply Good Foods Co. (a)	23,610	568,529

		2,854,339

Health Care – Products — 3.8%
Atrion Corp.	1,260	1,074,452
Avanos Medical, Inc. (a)	18,372	801,203
Patterson Cos., Inc.	6,800	155,720
Quidel Corp. (a)	19,121	1,134,258
West Pharmaceutical Services, Inc.	4,187	524,003

		3,689,636

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Services — 2.5%
The Ensign Group, Inc.	19,499	$1,109,883
Molina Healthcare, Inc. (a)	5,088	728,296
Select Medical Holdings Corp. (a)	41,000	650,670

		2,488,849

Pharmaceuticals — 0.8%
Array BioPharma, Inc. (a)	4,871	225,674
Momenta Pharmaceuticals, Inc. (a)	21,647	269,505
Xencor, Inc. (a)	6,200	253,766

		748,945

		16,593,300

Energy — 4.2%
Energy – Alternate Sources — 0.4%
REX American Resources Corp. (a)	5,387	392,713

Oil & Gas — 2.3%
Centennial Resource Development, Inc. Class A (a)	51,900	393,921
Jagged Peak Energy, Inc. (a) (b)	31,342	259,198
Kimbell Royalty Partners LP	6,095	98,434
Kosmos Energy Ltd.	47,800	299,706
Matador Resources Co. (a)	27,307	542,863
WPX Energy, Inc. (a)	56,746	653,147

		2,247,269

Oil & Gas Services — 1.5%
Apergy Corp. (a)	8,300	278,382
Frank’s International NV (a) (b)	42,404	231,526
Keane Group, Inc. (a)	55,485	372,859
TETRA Technologies, Inc. (a)	140,400	228,852
Thermon Group Holdings, Inc. (a)	14,800	379,620

		1,491,239

		4,131,221

Financial — 32.8%
Banks — 15.6%
Atlantic Capital Bancshares, Inc. (a)	15,270	261,422
BankUnited, Inc.	29,700	1,002,078
BOK Financial Corp.	5,944	448,653
CenterState Bank Corp.	15,600	359,268
Columbia Banking System, Inc.	26,000	940,680
East West Bancorp, Inc.	11,526	539,071
FB Financial Corp.	15,385	563,091
Glacier Bancorp, Inc.	19,600	794,780
Heritage Commerce Corp.	22,099	270,713
Heritage Financial Corp.	15,409	455,182
Home BancShares, Inc.	79,150	1,524,429
Hope Bancorp, Inc.	35,000	482,300
Howard Bancorp, Inc. (a)	16,742	253,976
Live Oak Bancshares, Inc. (b)	13,622	233,617
National Bank Holdings Corp. Class A	23,500	853,050
Origin Bancorp, Inc.	10,343	341,319

	Number of Shares	Value
PCSB Financial Corp.	19,077	$386,309
Pinnacle Financial Partners, Inc.	11,865	682,000
Ponce de Leon Federal Bank (a)	18,784	268,423
Popular, Inc.	14,100	764,784
Prosperity Bancshares, Inc.	11,512	760,368
Sterling Bancorp, Inc.	25,001	249,260
SVB Financial Group (a)	877	196,966
Texas Capital Bancshares, Inc. (a)	9,400	576,878
Towne Bank	30,767	839,324
Webster Financial Corp.	13,275	634,147
Wintrust Financial Corp.	8,100	592,596

		15,274,684

Diversified Financial Services — 1.7%
Cboe Global Markets, Inc.	2,321	240,525
Houlihan Lokey, Inc.	10,826	482,082
PennyMac Financial Services, Inc.	25,100	556,718
Virtus Investment Partners, Inc.	3,400	365,160

		1,644,485

Insurance — 3.3%
Assured Guaranty Ltd.	5,882	247,515
Axis Capital Holdings Ltd.	1,800	107,370
Employers Holdings, Inc.	10,138	428,533
Palomar Holdings, Inc. (a)	1,266	30,435
ProAssurance Corp.	14,875	537,136
Radian Group, Inc.	36,400	831,740
Safety Insurance Group, Inc.	4,600	437,598
State Auto Financial Corp.	16,900	591,500

		3,211,827

Real Estate — 0.7%
McGrath RentCorp	10,767	669,169

Real Estate Investment Trusts (REITS) — 9.9%
Acadia Realty Trust	16,585	453,931
American Campus Communities, Inc.	12,191	562,737
Cedar Realty Trust, Inc.	153,212	406,012
Douglas Emmett, Inc.	12,100	482,064
EastGroup Properties, Inc.	9,297	1,078,266
Healthcare Realty Trust, Inc.	27,300	855,036
JBG SMITH Properties	23,335	917,999
Kilroy Realty Corp.	7,307	539,330
PotlatchDeltic Corp.	15,388	599,824
PS Business Parks, Inc.	5,200	876,356
QTS Realty Trust, Inc. Class A	7,014	323,906
Saul Centers, Inc.	10,300	578,139
Sunstone Hotel Investors, Inc.	49,700	681,387
Terreno Realty Corp.	23,279	1,141,602
Washington Real Estate Investment Trust	9,700	259,281

		9,755,870

Savings & Loans — 1.6%
Meridian Bancorp, Inc.	33,560	600,388

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WSFS Financial Corp.	25,105	$1,036,837

		1,637,225

		32,193,260

Industrial — 16.3%
Aerospace & Defense — 1.7%
MSA Safety, Inc.	4,644	489,431
Triumph Group, Inc.	50,367	1,153,405

		1,642,836

Building Materials — 0.8%
Universal Forest Products, Inc.	19,500	742,170

Electrical Components & Equipment — 3.1%
Belden, Inc.	27,706	1,650,446
Littelfuse, Inc.	7,812	1,382,021

		3,032,467

Electronics — 1.8%
Brady Corp. Class A	9,377	462,474
Knowles Corp. (a)	42,969	786,762
Mesa Laboratories, Inc.	2,261	552,453

		1,801,689

Engineering & Construction — 0.8%
Aegion Corp. (a)	40,300	741,520

Environmental Controls — 0.7%
Stericycle, Inc. (a)	15,300	730,575

Machinery – Diversified — 0.2%
Cactus, Inc. Class A (a)	5,417	179,411

Metal Fabricate & Hardware — 1.9%
CIRCOR International, Inc. (a)	17,426	801,596
Helios Technologies, Inc.	13,261	615,443
RBC Bearings, Inc. (a)	2,763	460,896

		1,877,935

Miscellaneous – Manufacturing — 2.0%
ESCO Technologies, Inc.	11,700	966,654
Hillenbrand, Inc.	7,058	279,285
Myers Industries, Inc.	39,894	768,757

		2,014,696

Transportation — 3.3%
Genesee & Wyoming, Inc. Class A (a)	8,693	869,300
International Seaways, Inc. (a)	24,949	474,031
Kirby Corp. (a)	5,050	398,950
Landstar System, Inc.	10,600	1,144,694
Universal Logistics Holdings, Inc.	13,899	312,311

		3,199,286

		15,962,585

Technology — 5.6%
Computers — 1.7%
Conduent, Inc. (a)	20,909	200,517
Cray, Inc. (a)	4,908	170,897
Cubic Corp.	13,509	871,060
Endava PLC Sponsored ADR (a)	2,684	108,004

	Number of Shares	Value
Parsons Corp. (a)	9,183	$338,486

		1,688,964

Semiconductors — 2.3%
Cabot Microelectronics Corp.	6,716	739,297
Cypress Semiconductor Corp.	14,255	317,031
Entegris, Inc.	9,155	341,664
MaxLinear, Inc. (a)	21,756	509,961
Rudolph Technologies, Inc. (a)	10,200	281,826

		2,189,779

Software — 1.6%
Ceridian HCM Holding, Inc. (a)	13,015	653,353
Cision Ltd. (a)	34,045	399,348
The Descartes Systems Group, Inc. (a)	2,800	103,460
RealPage, Inc. (a)	7,013	412,715

		1,568,876

		5,447,619

Utilities — 7.8%
Electric — 3.3%
MGE Energy, Inc.	5,700	416,556
NorthWestern Corp.	12,337	890,115
PNM Resources, Inc.	27,133	1,381,341
Portland General Electric Co.	11,164	604,754

		3,292,766

Gas — 3.9%
Atmos Energy Corp.	4,900	517,244
Chesapeake Utilities Corp.	12,500	1,187,750
ONE Gas, Inc.	13,801	1,246,230
RGC Resources, Inc.	4,676	142,712
Southwest Gas Holdings, Inc.	8,149	730,313

		3,824,249

Water — 0.6%
California Water Service Group	11,176	565,841

		7,682,856

TOTAL COMMON STOCK (Cost $75,176,249)		96,298,406

TOTAL EQUITIES (Cost $75,176,249)		96,298,406

MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
State Street Navigator Securities Lending Prime Portfolio (c)	652,099	652,099

TOTAL MUTUAL FUNDS (Cost $652,099)		652,099

TOTAL LONG-TERM INVESTMENTS (Cost $75,828,348)		96,950,505

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 1.9%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,048	$1,048

TOTAL MUTUAL FUND (Cost $1,048)		1,048

	Principal Amount
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (d)	$1,908,125	1,908,125

TOTAL SHORT-TERM INVESTMENTS (Cost $1,909,173)		1,909,173

TOTAL INVESTMENTS — 100.8% (Cost $77,737,521) (e)		98,859,678

Other Assets/(Liabilities) — (0.8)%		(829,421)

NET ASSETS — 100.0%		$98,030,257

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2019, was $632,634 or 0.65% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $1,908,323. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $1,950,472.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Basic Materials — 3.0%
Chemicals — 1.5%
Orion Engineered Carbons SA	63,067	$1,350,265
Westlake Chemical Corp.	25,274	1,755,532

		3,105,797

Iron & Steel — 0.7%
Carpenter Technology Corp.	28,984	1,390,652

Mining — 0.8%
Alcoa Corp. (a)	66,380	1,553,956

		6,050,405

Communications — 2.0%
Internet — 0.7%
Criteo SA (a)	85,055	1,463,797

Media — 0.8%
Houghton Mifflin Harcourt Co. (a)	157,480	907,085
Scholastic Corp.	19,757	656,722

		1,563,807

Telecommunications — 0.5%
Finisar Corp. (a)	43,914	1,004,313

		4,031,917

Consumer, Cyclical — 13.8%
Airlines — 3.9%
Alaska Air Group, Inc.	48,460	3,097,079
Hawaiian Holdings, Inc.	71,714	1,967,115
SkyWest, Inc.	44,350	2,690,714

		7,754,908

Apparel — 1.7%
Capri Holdings Ltd. (a)	41,840	1,451,011
Skechers U.S.A., Inc. Class A (a)	65,188	2,052,770

		3,503,781

Auto Parts & Equipment — 2.3%
Cooper-Standard Holding, Inc. (a)	23,715	1,086,621
Dana, Inc.	79,725	1,589,717
Lear Corp.	13,118	1,826,944

		4,503,282

Home Builders — 2.3%
Lennar Corp. Class A	45,244	2,192,524
Taylor Morrison Home Corp. (a)	116,617	2,444,293

		4,636,817

Leisure Time — 0.6%
Callaway Golf Co.	70,101	1,202,933

Office Furnishings — 0.7%
Steelcase, Inc. Class A	76,924	1,315,400

	Number of Shares	Value
Retail — 2.3%
Bloomin’ Brands, Inc.	86,142	$1,628,945
BMC Stock Holdings, Inc. (a)	49,021	1,039,245
The Michaels Cos., Inc. (a)	117,600	1,023,120
Signet Jewelers Ltd.	48,680	870,399

		4,561,709

		27,478,830

Consumer, Non-cyclical — 11.1%
Beverages — 1.2%
Cott Corp.	176,804	2,360,333

Commercial Services — 3.3%
Booz Allen Hamilton Holding Corp.	18,292	1,211,113
Quanta Services, Inc.	58,301	2,226,515
Sotheby’s (a) (b)	53,090	3,086,122

		6,523,750

Foods — 3.7%
Ingredion, Inc.	14,170	1,168,883
Nomad Foods Ltd. (a)	148,246	3,166,535
US Foods Holding Corp. (a)	87,460	3,127,570

		7,462,988

Health Care – Services — 2.9%
ICON PLC (a)	14,523	2,236,106
Molina Healthcare, Inc. (a)	16,212	2,320,585
WellCare Health Plans, Inc. (a)	4,207	1,199,290

		5,755,981

		22,103,052

Energy — 5.8%
Oil & Gas — 2.4%
Cimarex Energy Co.	14,774	876,541
Oasis Petroleum, Inc. (a)	205,120	1,165,082
QEP Resources, Inc. (a)	218,411	1,579,112
SM Energy Co.	88,850	1,112,402

		4,733,137

Oil & Gas Services — 3.4%
Dril-Quip, Inc. (a)	34,444	1,653,312
MRC Global, Inc. (a)	86,333	1,478,021
Oil States International, Inc. (a)	74,390	1,361,337
Patterson-UTI Energy, Inc.	130,217	1,498,797
RPC, Inc. (b)	128,237	924,589

		6,916,056

		11,649,193

Financial — 34.9%
Banks — 9.8%
Associated Banc-Corp.	97,347	2,057,916
BankUnited, Inc.	78,865	2,660,905
Comerica, Inc.	31,680	2,301,235
Synovus Financial Corp.	69,530	2,433,550

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Texas Capital Bancshares, Inc. (a)	37,544	$2,304,075
Umpqua Holdings Corp.	149,238	2,475,858
Webster Financial Corp.	46,443	2,218,582
Zions Bancorp NA	67,775	3,116,295

		19,568,416

Diversified Financial Services — 0.9%
OneMain Holdings, Inc.	50,108	1,694,152

Insurance — 10.3%
American Financial Group, Inc.	24,261	2,486,025
Essent Group Ltd. (a)	49,173	2,310,639
Everest Re Group Ltd.	14,108	3,487,215
First American Financial Corp.	42,950	2,306,415
The Hanover Insurance Group, Inc.	12,280	1,575,524
Kemper Corp.	14,781	1,275,452
Old Republic International Corp.	83,533	1,869,469
Reinsurance Group of America, Inc.	23,746	3,705,088
Selective Insurance Group, Inc.	21,667	1,622,642

		20,638,469

Real Estate Investment Trusts (REITS) — 12.6%
American Campus Communities, Inc.	56,792	2,621,519
Americold Realty Trust	36,600	1,186,572
Camden Property Trust	31,962	3,336,513
Cousins Properties, Inc.	46,104	1,667,582
CubeSmart	92,280	3,085,843
Easterly Government Properties, Inc.	31,071	562,696
Empire State Realty Trust, Inc. Class A	158,294	2,344,334
MGM Growth Properties LLC Class A	74,577	2,285,785
Park Hotels & Resorts, Inc.	79,944	2,203,256
STAG Industrial, Inc.	90,270	2,729,765
Sun Communities, Inc.	24,064	3,084,764

		25,108,629

Savings & Loans — 1.3%
Sterling Bancorp	119,920	2,551,898

		69,561,564

Industrial — 11.7%
Aerospace & Defense — 0.9%
AAR Corp.	47,953	1,764,191

Building Materials — 0.6%
Masonite International Corp. (a)	21,825	1,149,741

Electrical Components & Equipment — 1.1%
EnerSys	32,942	2,256,527

Electronics — 1.9%
Avnet, Inc.	59,770	2,705,788
TTM Technologies, Inc. (a)	103,316	1,053,823

		3,759,611

	Number of Shares	Value
Engineering & Construction — 1.2%
Granite Construction, Inc.	27,247	$1,312,760
Tutor Perini Corp. (a)	81,340	1,128,186

		2,440,946

Hand & Machine Tools — 1.9%
Kennametal, Inc.	41,165	1,522,693
Regal Beloit Corp.	26,760	2,186,560

		3,709,253

Machinery – Construction & Mining — 0.8%
Terex Corp.	50,570	1,587,898

Miscellaneous – Manufacturing — 0.9%
Trinseo SA	42,920	1,817,233

Packaging & Containers — 2.0%
Graphic Packaging Holding Co.	162,997	2,278,698
Sealed Air Corp.	40,106	1,715,735

		3,994,433

Transportation — 0.4%
Atlas Air Worldwide Holdings, Inc. (a)	18,742	836,643

		23,316,476

Technology — 10.7%
Computers — 4.6%
Amdocs Ltd.	34,658	2,151,915
Genpact Ltd.	55,500	2,113,995
NCR Corp. (a)	92,850	2,887,635
NetScout Systems, Inc. (a)	79,610	2,021,298

		9,174,843

Semiconductors — 2.9%
Cypress Semiconductor Corp.	114,337	2,542,855
Kulicke & Soffa Industries, Inc.	61,129	1,378,459
MaxLinear, Inc. (a)	78,597	1,842,314

		5,763,628

Software — 3.2%
CommVault Systems, Inc. (a)	36,270	1,799,717
Nuance Communications, Inc. (a)	163,578	2,612,341
Verint Systems, Inc. (a)	36,745	1,976,146

		6,388,204

		21,326,675

Utilities — 5.6%
Electric — 4.5%
Alliant Energy Corp.	63,054	3,094,690
Black Hills Corp.	23,872	1,866,074
PNM Resources, Inc.	36,355	1,850,833
Portland General Electric Co.	41,710	2,259,431

		9,071,028

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gas — 1.1%
Southwest Gas Holdings, Inc.	24,160	$2,165,219

		11,236,247

TOTAL COMMON STOCK (Cost $189,614,359)		196,754,359

TOTAL EQUITIES (Cost $189,614,359)		196,754,359

MUTUAL FUNDS — 1.8%
Diversified Financial Services — 1.8%
State Street Navigator Securities Lending Prime Portfolio (c)	3,541,060	3,541,060

TOTAL MUTUAL FUNDS (Cost $3,541,060)		3,541,060

TOTAL LONG-TERM INVESTMENTS (Cost $193,155,419)		200,295,419

	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (d)	$2,287,421	2,287,421

TOTAL SHORT-TERM INVESTMENTS (Cost $2,287,421)		2,287,421

TOTAL INVESTMENTS — 101.6% (Cost $195,442,840) (e)		202,582,840

Other Assets/(Liabilities) — (1.6)%		(3,112,349)

NET ASSETS — 100.0%		$199,470,491

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2019, was $3,444,633 or 1.73% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $2,287,660. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $2,337,510.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 96.6%

BANK LOANS — 0.2%
Advertising — 0.0%
Lamar Media Corp., 2018 Term Loan B, 3 mo. LIBOR + 1.750% 4.125% VRN 3/14/25	$98,750	$98,749

Diversified Financial Services — 0.2%
Delos Finance Sarl, 2018 Term Loan B, 3 mo. LIBOR + 1.750% 4.080% VRN 10/06/23	888,333	887,036

TOTAL BANK LOANS (Cost $987,637)		985,785

CORPORATE DEBT — 26.9%
Advertising — 0.0%
Clear Channel International BV 8.750% 12/15/20 (a)	80,000	81,800

Aerospace & Defense — 0.4%
L3 Technologies, Inc. 4.400% 6/15/28	640,000	698,946
Northrop Grumman Corp. 3.250% 1/15/28	640,000	656,978

		1,355,924

Agriculture — 0.2%
BAT Capital Corp. 4.390% 8/15/37	400,000	379,043
4.540% 8/15/47	300,000	278,247
Reynolds American, Inc. 5.850% 8/15/45	65,000	70,006

		727,296

Airlines — 0.5%
Continental Airlines Pass-Through Trust 7.250% 5/10/21	1,481,868	1,503,207
Northwest Airlines Pass-Through Trust 7.041% 10/01/23	323,565	352,866

		1,856,073

Auto Manufacturers — 0.9%
Ford Motor Credit Co. LLC 2.425% 6/12/20	575,000	572,817
3.484% FRN 10/12/21 (b)	405,000	398,630
5.596% 1/07/22	1,246,000	1,319,003
8.125% 1/15/20	805,000	827,790
General Motors Financial Co., Inc. 2.350% 10/04/19	500,000	499,728

		3,617,968

Banks — 3.7%
Bank of America Corp. 2.738% VRN 1/23/22 (b)	1,085,000	1,089,870

	Principal Amount	Value
3.004% VRN 12/20/23 (b)	$1,239,000	$1,261,730
4.271% VRN 7/23/29 (b)	1,750,000	1,911,344
Citigroup, Inc. 3.142% VRN 1/24/23 (b)	750,000	762,820
The Goldman Sachs Group, Inc. 3.272% VRN 9/29/25 (b)	645,000	660,090
3.814% VRN 4/23/29 (b)	650,000	679,357
4.223% VRN 5/01/29 (b)	195,000	209,139
JP Morgan Chase & Co. 2.950% 10/01/26	895,000	911,069
4.023% VRN 12/05/24 (b)	530,000	563,279
4.203% VRN 7/23/29 (b)	705,000	770,820
Lloyds Banking Group PLC 2.907% VRN 11/07/23 (b)	430,000	430,714
3.900% 3/12/24	400,000	416,512
Morgan Stanley 3 mo. USD LIBOR + 0.930% 3.522% FRN 7/22/22	510,000	513,227
Santander UK Group Holdings PLC 3.373% VRN 1/05/24 (b)	645,000	651,315
Santander UK PLC 3.400% 6/01/21	1,250,000	1,270,757
Wells Fargo & Co. 2.625% 7/22/22	195,000	196,408
3.000% 4/22/26	475,000	480,198
3.000% 10/23/26	845,000	853,739
3.550% 9/29/25	725,000	757,384

		14,389,772

Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46	600,000	668,059
Anheuser-Busch InBev Worldwide, Inc. 4.000% 4/13/28	435,000	469,822
Bacardi Ltd. 4.700% 5/15/28 (a)	195,000	208,618
5.300% 5/15/48 (a)	210,000	221,022

		1,567,521

Biotechnology — 0.7%
Amgen, Inc. 4.400% 5/01/45	500,000	531,162
Baxalta, Inc. 2.875% 6/23/20	216,000	216,646
Celgene Corp. 3.900% 2/20/28	440,000	471,508
5.000% 8/15/45	750,000	890,086
Gilead Sciences, Inc. 3.650% 3/01/26	525,000	554,266

		2,663,668

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chemicals — 0.2%
International Flavors & Fragrances, Inc. 5.000% 9/26/48	$570,000	$633,137

Commercial Services — 0.2%
IHS Markit Ltd. 4.000% 3/01/26 (a)	253,000	261,096
4.750% 2/15/25 (a)	120,000	128,712
4.750% 8/01/28	385,000	420,582
Matthews International Corp. 5.250% 12/01/25 (a)	120,000	118,050

		928,440

Computers — 0.3%
Apple, Inc. 4.650% 2/23/46	850,000	1,008,172

Cosmetics & Personal Care — 0.0%
First Quality Finance Co., Inc. 5.000% 7/01/25 (a)	113,000	113,847

Diversified Financial Services — 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	490,000	505,291
Air Lease Corp. 3.500% 1/15/22	575,000	588,823
4.750% 3/01/20	855,000	867,228
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	1,095,000	1,089,801
4.418% 11/15/35	2,295,000	2,271,492
Raymond James Financial, Inc. 4.950% 7/15/46	400,000	451,235

		5,773,870

Electric — 2.4%
AEP Transmission Co. LLC 3.100% 12/01/26	855,000	868,746
Duke Energy Carolinas LLC 4.000% 9/30/42	1,000,000	1,066,993
Duquesne Light Holdings, Inc. 6.400% 9/15/20 (a)	1,000,000	1,043,064
Jersey Central Power & Light Co. 4.700% 4/01/24 (a)	800,000	869,812
6.400% 5/15/36	425,000	528,300
LG&E & KU Energy LLC 4.375% 10/01/21	1,200,000	1,243,729
MidAmerican Energy Co. 4.800% 9/15/43	1,400,000	1,642,743
NextEra Energy Capital Holdings, Inc. 3.045% FRN 5/04/21 (b)	2,000,000	1,999,275

		9,262,662

Entertainment — 0.1%
Churchill Downs, Inc. 5.500% 4/01/27 (a)	242,000	253,344

	Principal Amount	Value
Foods — 1.0%
Campbell Soup Co. 3.300% 3/15/21	$650,000	$658,352
Chobani LLC/Chobani Finance Corp., Inc. 7.500% 4/15/25 (a)	85,000	79,475
General Mills, Inc. 4.700% 4/17/48 (c)	160,000	172,402
Kraft Heinz Foods Co. 2.982% FRN 8/09/19 (b)	750,000	750,136
3.950% 7/15/25	500,000	520,410
4.625% 1/30/29	1,020,000	1,097,525
The Kroger Co. 5.400% 1/15/49	225,000	249,288
Pilgrim’s Pride Corp. 5.875% 9/30/27 (a)	152,000	157,510
Tyson Foods, Inc. 4.000% 3/01/26	175,000	186,128

		3,871,226

Gas — 0.2%
CenterPoint Energy Resources Corp. 6.250% 2/01/37	595,000	730,629
Southern Co. Gas Capital Corp. 2.450% 10/01/23	100,000	99,734

		830,363

Health Care – Products — 0.5%
Becton Dickinson and Co. 2.404% 6/05/20	440,000	439,667
2.894% 6/06/22	400,000	405,434
Hologic, Inc. 4.625% 2/01/28 (a)	160,000	162,400
Teleflex, Inc. 4.625% 11/15/27	107,000	110,076
Zimmer Biomet Holdings, Inc. 3.169% FRN 3/19/21 (b)	655,000	654,302

		1,771,879

Health Care – Services — 1.7%
Aetna, Inc. 2.800% 6/15/23	485,000	487,915
Anthem, Inc. 3.125% 5/15/22	500,000	509,136
3.300% 1/15/23	530,000	543,732
Catalent Pharma Solutions, Inc. 4.875% 1/15/26 (a)	240,000	243,300
Centene Corp. 5.625% 2/15/21	422,000	429,912
CHS/Community Health Systems, Inc. 8.000% 3/15/26 (a)	83,000	79,863
8.625% 1/15/24 (a)	60,000	60,000
Cigna Holding Co. 3.050% 10/15/27	945,000	935,404

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Fresenius Medical Care US Finance II, Inc. 5.625% 7/31/19 (a)	$485,000	$485,906
HCA, Inc. 5.000% 3/15/24	112,000	122,017
5.125% 6/15/39	230,000	239,136
5.250% 6/15/49	525,000	545,848
5.875% 2/01/29	100,000	109,625
6.500% 2/15/20	196,000	200,511
Molina Healthcare, Inc. 5.375% STEP 11/15/22	225,000	234,000
Providence St. Joseph Health Obligated Group 2.746% 10/01/26	845,000	842,059
Tenet Healthcare Corp. 4.375% 10/01/21	200,000	203,250
4.500% 4/01/21	26,000	26,423
4.625% 7/15/24	184,000	186,300
6.000% 10/01/20	53,000	54,560
WellCare Health Plans, Inc. 5.375% 8/15/26 (a)	155,000	164,300

		6,703,197

Household Products & Wares — 0.1%
Central Garden & Pet Co. 6.125% 11/15/23	36,000	37,350
5.125% 2/01/28	123,000	120,847
Spectrum Brands, Inc. 5.750% 7/15/25	245,000	254,494

		412,691

Insurance — 0.6%
Berkshire Hathaway Finance Corp. 4.300% 5/15/43	500,000	557,717
4.400% 5/15/42	750,000	843,100
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454% 5.454% VRN 10/15/54 (a)	970,000	1,047,600

		2,448,417

Media — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375% 6/01/29 (a)	262,000	270,515
Charter Communications Operating LLC/Charter Communications Operating Capital 3.750% 2/15/28	810,000	815,743
6.484% 10/23/45	200,000	235,662
Comcast Corp. 3.999% 11/01/49	500,000	527,260
CSC Holdings LLC 5.500% 5/15/26 (a)	200,000	209,740
6.500% 2/01/29 (a)	179,000	195,334

	Principal Amount	Value
Virgin Media Secured Finance PLC 5.250% 1/15/26 (a)	$200,000	$204,942

		2,459,196

Miscellaneous – Manufacturing — 0.9%
General Electric Co. 5.500% 1/08/20	875,000	887,431
4.625% 1/07/21	1,020,000	1,049,731
6.750% 3/15/32	300,000	369,623
5.875% 1/14/38	244,000	275,469
4.125% 10/09/42	150,000	138,156
Siemens Financieringsmaatschappij NV 2.000% 9/15/23 (a)	550,000	543,248

		3,263,658

Oil & Gas — 1.0%
Antero Resources Corp. 5.000% 3/01/25 (c)	327,000	301,658
5.125% 12/01/22	176,000	168,960
5.625% 6/01/23	50,000	48,260
Canadian Natural Resources Ltd. 3.850% 6/01/27	171,000	177,534
Centennial Resource Production LLC 6.875% 4/01/27 (a)	105,000	106,050
Diamondback Energy, Inc. 4.750% 11/01/24 (a)	16,000	16,460
Gulfport Energy Corp. 6.375% 5/15/25	47,000	36,366
KazMunayGas National Co. JSC 5.375% 4/24/30	200,000	221,440
Matador Resources Co. 5.875% 9/15/26	105,000	106,050
Noble Energy, Inc. 5.250% 11/15/43	140,000	150,853
Parsley Energy LLC / Parsley Finance Corp. 5.375% 1/15/25 (a)	210,000	215,250
Petrobras Global Finance BV 5.750% 2/01/29	200,000	208,480
Petroleos Mexicanos 6.500% 1/23/29	400,000	387,000
6.625% 6/15/35	900,000	831,375
Range Resources Corp. 4.875% 5/15/25 (c)	157,000	137,768
Shell International Finance BV 4.375% 5/11/45	415,000	477,708
Transocean Guardian Ltd. 5.875% 1/15/24 (a)	143,640	145,974
Transocean Pontus Ltd. 6.125% 8/01/25 (a)	163,485	168,390
Transocean Poseidon Ltd. 6.875% 2/01/27 (a)	54,000	57,071

		3,962,647

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas Services — 0.0%
Transocean Proteus Ltd. 6.250% 12/01/24 (a)	$62,250	$64,195
USA Compression Partners LP / USA Compression Finance Corp. 6.875% 9/01/27 (a)	96,000	100,811

		165,006

Packaging & Containers — 0.7%
Amcor Finance USA, Inc. 3.625% 4/28/26 (a)	650,000	663,198
Ball Corp. 4.375% 12/15/20	350,000	357,700
Graphic Packaging International LLC 4.125% 8/15/24	200,000	203,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	591,156	592,634
Sealed Air Corp. 5.500% 9/15/25 (a)	190,000	202,350
Silgan Holdings, Inc. 4.750% 3/15/25	250,000	251,875
WRKCo, Inc. 4.900% 3/15/29	385,000	420,906

		2,691,663

Pharmaceuticals — 1.6%
AbbVie, Inc. 3.600% 5/14/25	250,000	258,294
4.875% 11/14/48	400,000	421,001
Allergan Finance LLC 3.250% 10/01/22	500,000	506,204
Allergan Funding SCS 3.800% 3/15/25	250,000	259,443
Bausch Health Cos., Inc. 5.500% 3/01/23 (a)	28,000	28,224
5.750% 8/15/27 (a)	88,000	92,486
Bayer US Finance II LLC 4.625% 6/25/38 (a)	485,000	495,203
Bayer US Finance Il LLC 4.375% 12/15/28 (a)	850,000	896,307
Bristol-Myers Squibb Co. 4.125% 6/15/39 (a)	310,000	334,308
Cigna Corp. 4.125% 11/15/25 (a)	800,000	851,953
CVS Health Corp. 5.050% 3/25/48	1,090,000	1,160,980
Shire Acquisitions Investments Ireland DAC 1.900% 9/23/19	500,000	499,225
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	277,000	276,169

		6,079,797

	Principal Amount	Value
Pipelines — 1.4%
Energy Transfer Operating LP 5.150% 3/15/45	$400,000	$406,740
Energy Transfer Operating LP 5.500% 6/01/27	254,000	283,928
5.875% 1/15/24	400,000	445,266
6.250% 4/15/49	244,000	289,103
Plains All American Pipeline LP/PAA Finance Corp. 4.650% 10/15/25	600,000	639,918
Rockies Express Pipeline LLC 4.950% 7/15/29 (a)	200,000	207,209
5.625% 4/15/20 (a)	381,000	387,191
Ruby Pipeline LLC 6.000% 4/01/22 (a)	590,909	603,170
Sabine Pass Liquefaction LLC 5.750% 5/15/24	290,000	322,507
Sunoco Logistics Partners Operations LP 5.400% 10/01/47	644,000	683,995
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875% 1/15/29 (a)	72,000	79,826
TC PipeLines LP 3.900% 5/25/27	500,000	508,934
TransMontaigne Partners LP/TLP Finance Corp. 6.125% 2/15/26	81,000	77,963
Williams Cos., Inc. 4.500% 11/15/23	570,000	608,682

		5,544,432

Real Estate Investment Trusts (REITS) — 2.3%
Alexandria Real Estate Equities, Inc. 3.450% 4/30/25	450,000	463,077
American Campus Communities Operating Partnership LP 3.350% 10/01/20	500,000	505,303
3.750% 4/15/23	650,000	672,073
Boston Properties LP 3.200% 1/15/25	430,000	438,957
Duke Realty LP 3.875% 2/15/21	1,000,000	1,021,519
GLP Capital LP/GLP Financing II, Inc. 5.250% 6/01/25	190,000	203,566
5.300% 1/15/29	310,000	334,103
5.375% 4/15/26	695,000	751,608
HCP, Inc. 3.875% 8/15/24	500,000	524,203
4.250% 11/15/23	500,000	531,045
Healthcare Realty Trust, Inc. 3.750% 4/15/23	235,000	240,322
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625% 5/01/24	100,000	107,750

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SBA Communications Corp. 4.875% 9/01/24	$98,000	$100,940
SL Green Operating Partnership LP 3.250% 10/15/22	500,000	506,674
Ventas Realty LP 3.500% 2/01/25	1,500,000	1,553,005
Welltower, Inc. 4.000% 6/01/25	830,000	874,497

		8,828,642

Retail — 0.4%
Alimentation Couche-Tard, Inc. 2.700% 7/26/22 (a)	195,000	195,384
eG Global Finance PLC 6.750% 2/07/25 (a)	200,000	198,440
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750% 6/01/27 (a) (c)	210,000	215,250
Rite Aid Corp. 6.125% 4/01/23 (a)	358,000	302,063
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	400,000	415,511
4.800% 11/18/44	275,000	276,278

		1,602,926

Savings & Loans — 0.1%
Nationwide Building Society 3.622% VRN 4/26/23 (a) (b)	270,000	274,977

Semiconductors — 0.1%
NXP BV/NXP Funding LLC 4.125% 6/01/21 (a)	200,000	204,620

Software — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750% 3/01/25 (a)	197,000	199,955
IQVIA, Inc. 5.000% 5/15/27 (a)	200,000	206,500
SS&C Technologies, Inc. 5.500% 9/30/27 (a)	117,000	121,387

		527,842

Telecommunications — 1.8%
AT&T, Inc. 3.950% 1/15/25	160,000	168,985
4.350% 6/15/45	250,000	249,919
4.800% 6/15/44	1,300,000	1,372,175
5.150% 11/15/46	530,000	586,046
5.250% 3/01/37	425,000	476,978
Intelsat Jackson Holdings SA 5.500% 8/01/23	171,000	156,037
9.750% 7/15/25 (a)	337,000	343,740
Level 3 Financing, Inc. 5.375% 5/01/25	149,000	153,843

	Principal Amount	Value
Sprint Capital Corp. 8.750% 3/15/32	$180,000	$208,350
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360% STEP 3/20/23 (a)	362,813	362,907
4.738% 9/20/29 (a)	870,000	902,625
T-Mobile USA, Inc. 4.500% 2/01/26	104,000	106,470
4.750% 2/01/28 (c)	119,000	122,433
6.000% 3/01/23	206,000	210,635
Verizon Communications, Inc. 4.016% 12/03/29 (a)	510,000	552,198
4.329% 9/21/28	300,000	332,459
5.250% 3/16/37	230,000	275,110
Vodafone Group PLC 4.875% 6/19/49	202,000	212,254

		6,793,164

Transportation — 0.1%
Union Pacific Corp. 3.950% 9/10/28	425,000	465,029

Trucking & Leasing — 0.2%
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (a)	160,000	165,146
5.250% 8/15/22 (a)	400,000	422,320

		587,466

TOTAL CORPORATE DEBT (Cost $99,808,595)		103,722,332

MUNICIPAL OBLIGATIONS — 1.3%
City of New York NY 5.206% 10/01/31	750,000	893,970
Jersey City Municipal Utilities Authority 5.470% 5/15/27	850,000	961,741
Los Angeles Unified School District 5.755% 7/01/29	1,000,000	1,218,930
New York State Dormitory Authority 5.289% 3/15/33	750,000	904,980
State of California 7.950% 3/01/36	850,000	881,994

		4,861,615

TOTAL MUNICIPAL OBLIGATIONS (Cost $4,946,955)		4,861,615

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.6%
Commercial MBS — 2.0%
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A, 4.227% VRN 8/10/38 (a) (b)	620,000	684,796

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CALI Mortgage Trust, Series 2019-101C, Class A 3.957% 3/10/39 (a)	$415,000	$455,666
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A 3.369% 3/13/35 (a)	420,000	438,241
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A 3.251% 5/10/35 (a)	340,000	350,348
COMM Mortgage Trust
Series 2016-787S, Class A, 3.545% 2/10/36 (a)	340,000	358,046
Series 2013-300P, Class A1, 4.353% 8/10/30 (a)	325,000	350,705
Core Industrial Trust, Series 2015-CALW, Class A 3.040% 2/10/34 (a)	412,672	421,950
Core Industrial Trust 2015-TEXW, Series 2015-TEXW, Class A 3.077% 2/10/34 (a)	570,686	584,046
GS Mortgage Securities Corp Trust, Series 2012-ALOH, Class A 3.551% 4/10/34 (a)	370,000	381,536
Hudson Yards 2019-30HY Mortgage Trust, Series 2019-30HY, Class A 3.228% 7/10/39 (a) (d)	385,000	396,369
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A 3.397% 6/05/39 (a)	385,000	404,438
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 2.858% 11/15/45	1,516,944	1,539,903
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, 3.961% VRN 1/15/32 (a) (b)	330,000	349,079
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1, 3.872% VRN 1/05/43 (a) (b)	370,000	383,290
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2 4.393% 11/15/43 (a)	500,000	508,101

		7,606,514

Home Equity ABS — 0.9%
Bear Stearns I Trust, Series 2006-HE1, Class 1M1, 1 mo. USD LIBOR + .410% 2.814% FRN 12/25/35	8,857	8,855
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class M1 2.720% 8/25/36	2,400,000	2,350,591

	Principal Amount	Value
Wells Fargo Home Equity Trust, Series 2004-2, Class M3, 1 mo. USD LIBOR + 1.050% 3.454% FRN 10/25/34	$1,135,123	$1,132,905

		3,492,351

Other ABS — 2.5%
Countrywide Asset-Backed Certificates, Series 2006-15, Class A3, 4.651% VRN 10/25/46 (b)	844,359	815,134
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, 3.497% FRN 4/15/29 (a) (b)	975,000	968,526
First Frankin Mortgage Loan Trust, Series 2005-FF7, Class M2, 1 mo. USD LIBOR + .470% 2.874% FRN 7/25/35	93,213	93,165
LCM XXI LP, Series 21A, Class AR, 3.472% FRN 4/20/28 (a) (b)	740,000	736,300
Madison Park Funding XXX Ltd., Series 2018-30A, Class A, 3.347% FRN 4/15/29 (a) (b)	750,000	742,589
Magnetite VII Ltd., Series 2012-7A, Class A1R2, 3.397% FRN 1/15/28 (a) (b)	1,000,000	993,771
Magnetite XXI Ltd., Series 2019-21A, Class A, 3.909% FRN 4/20/30 (a) (b)	200,000	200,735
Morgan Stanley Capital I, Inc. Trust, Series 2006-HE1, Class A4, 1 mo. USD LIBOR + 0.290% 2.694% FRN 1/25/36	1,943,420	1,886,998
Saxon Asset Securities Trust
Series 2007-2, Class A2C, 1 mo. USD LIBOR + 0.240% 2.644% FRN 5/25/47	2,267,328	1,943,061
Series 2005-1, Class M1, 1 mo. USD LIBOR + 0.690% 2.709% FRN 5/25/35	499,170	497,938
TCI-Flatiron CLO Ltd., Series 2016-1A, Class AR, 3.808% FRN 7/17/28 (a) (b)	225,000	225,069
Voya CLO Ltd., Series 2014-3A, Class A1R, 3.300% FRN 7/25/26 (a) (b)	661,308	659,564

		9,762,850

Student Loans ABS — 4.2%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700% 3.104% FRN 7/25/56 (a)	634,433	625,693
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + 0.200% 2.797% FRN 3/28/35	1,500,000	1,446,493

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Navient Student Loan Trust, Series 2018-3A, Class A3, 3.204% FRN 3/25/67 (a) (b)	$630,000	$623,936
Nelnet Student Loan Trust, Series 2015-1A, Class A, 1 mo. USD LIBOR + 0.590% 2.994% FRN 4/25/46 (a)	1,143,598	1,130,565
Pennsylvania Higher Education Assistance Agency, Series 2013-3A, Class A, 1 mo. USD LIBOR + 0.750% 3.154% FRN 11/25/42 (a)	1,022,922	1,016,519
SLC Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + 0.160% 2.570% FRN 9/15/39	2,300,000	2,188,026
SLM Student Loan Trust
Series 2012-7, Class A3, 1 mo. USD LIBOR + 0.650% 3.054% FRN 5/26/26	901,850	885,135
Series 2012-2, Class A, 1 mo. USD LIBOR + 0.700% 3.104% FRN 1/25/29	1,035,105	1,016,314
Series 2008-1, Class A4, 3 mo. USD LIBOR + 0.650% 3.230% FRN 1/25/22	855,379	845,914
Series 2012-1, Class A3, 1 mo. USD LIBOR + 0.950% 3.380% FRN 9/25/28	879,579	875,398
Series 2008-6, Class A4, 3 mo. USD LIBOR + 1.100% 3.680% FRN 7/25/23	1,336,692	1,339,121
Series 2008-9, Class A, 3 mo. USD LIBOR + 1.500% 4.080% FRN 4/25/23	1,084,725	1,096,093
Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 4.430% FRN 7/25/73	700,000	705,737
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 4.830% FRN 10/25/83	1,430,000	1,462,584
SLM Student Loan Trust 2007-7, Series 2007-7, Class A4, 3 mo. USD LIBOR + .330% 2.910% FRN 1/25/22	919,572	901,056

		16,158,584

WL Collateral CMO — 5.0%
Alternative Loan Trust, Series 2005-31, Class 2A1, 1 mo. USD LIBOR + .300% 2.704% FRN 8/25/35	1,624,439	1,581,862

	Principal Amount	Value
American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 6 mo. USD LIBOR + 2.000% 4.560% FRN 6/25/45	$1,227,718	$1,241,922
Banc of America Funding Trust, Series 2016-R1, Class A1, 2.500% VRN 3/25/40 (a) (b)	942,701	934,942
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4, 4.239% VRN 3/25/37 (b)	490,846	488,794
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 1 year CMT + 2.400% 4.820% FRN 10/25/35	429,594	436,598
CSMC Trust, Series 2018-RPL9, Class A, 3.850% VRN 9/25/57 (a) (b)	1,823,060	1,908,482
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1, 4.647% VRN 11/25/35 (b)	543,671	499,245
GS Mortgage-Backed Securities Trust 2018-RPL1, Series 2018-RPL1, Class A1A 3.750% 10/25/57 (a)	1,702,088	1,675,323
HarborView Mortgage Loan Trust, Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200% 2.590% FRN 11/19/36	1,947,714	1,744,826
Impac CMB Trust, Series 2005-1, Class 1A1, 1 mo. USD LIBOR + .520% 2.924% FRN 4/25/35	1,132,481	1,095,745
IndyMac Index Mortgage Loan Trust
Series 2006-AR27, Class 1A3, 1 mo. USD LIBOR + .270% 2.674% FRN 10/25/36	1,888,049	1,301,193
Series 2005-AR19, Class A1, 3.761% VRN 10/25/35 (b)	966,254	825,290
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A, 12 mo. MTA + .840% 3.321% FRN 11/26/46 (a)	704,206	693,126
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 mo. LIBOR + 1.070% 3.474% FRN 2/25/35	1,698,032	1,626,347
Washington Mutual Mortgage Pass-Through Certificates
Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + .290% 2.694% FRN 10/25/45	868,658	857,457

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2005-AR2, Class 2A21, 1 mo. USD LIBOR + .330% 2.734% FRN 1/25/45	$855,157	$834,526
Series 2006-1 Class 3A2, 5.750% 2/25/36	883,115	841,780
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR8, Class 3A1, 5.002% VRN 4/25/36 (b)	667,450	669,972
Series 2004-DD, Class 2A6, 5.016% VRN 1/25/35 (b)	126,558	126,196

		19,383,626

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $55,306,680)		56,403,925

SOVEREIGN DEBT OBLIGATIONS — 0.1%
Oman Government International Bond 5.625% 1/17/28 (a)	200,000	189,302
Russian Foreign Bond 4.750% 5/27/26	200,000	212,988

		402,290

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $385,300)		402,290

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 29.6%
Collateralized Mortgage Obligations — 2.6%
Federal Home Loan Mortgage Corp. Series 4818, Class CA 3.000% 4/15/48	956,712	970,009
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series S8FX, Class A2 3.291% 3/25/27	1,775,000	1,857,611
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K158, Class A3, 3.900% 10/25/33	785,000	876,103
Series 4846, Class PA, 4.000% 6/15/47	1,090,334	1,165,521
Federal Home Loan Mortgage Corp. REMICS Series 4639, Class HZ 2.750% 4/15/53	1,440,303	1,450,621
Federal National Mortgage Association. REMICS
Series 2018-57, Class QA, 3.500% 5/25/46	1,206,743	1,240,046
Series 2018-55, Class PA, 3.500% 1/25/47	700,163	720,387

	Principal Amount	Value
Government National Mortgage Association
Series 2018-124, Class NW, 3.500% 9/20/48	$808,048	$831,488
3.500% 2/20/49	828,355	851,242

		9,963,028

Pass-Through Securities — 27.0%
Federal Home Loan Mortgage Corp.
Pool #V61427 2.500% 12/01/31	394,342	398,126
Pool #G16598 2.500% 12/01/31	1,512,300	1,526,810
Pool #G18592 3.000% 3/01/31	508,395	520,104
Pool #G18627 3.000% 1/01/32	1,523,435	1,557,569
Pool #G08710 3.000% 6/01/46	362,389	367,989
Pool #G08715 3.000% 8/01/46	2,778,096	2,821,031
Pool #G08726 3.000% 10/01/46	2,651,796	2,692,779
Pool #G08732 3.000% 11/01/46	933,621	948,050
Pool #G08737 3.000% 12/01/46	337,225	342,437
Pool #G08741 3.000% 1/01/47	2,343,287	2,376,573
Pool #G08791 3.000% 12/01/47	907,351	917,972
Pool #G08795 3.000% 1/01/48	715,933	724,313
Pool #G18713 3.500% 11/01/33	566,437	585,581
Pool #G07848 3.500% 4/01/44	2,308,713	2,408,449
Pool #G60023 3.500% 4/01/45	2,400,352	2,505,548
Pool #G08711 3.500% 6/01/46	1,395,421	1,440,823
Pool #G08716 3.500% 8/01/46	1,944,377	2,005,816
Pool #G67700 3.500% 8/01/46	1,314,445	1,367,481
Pool #G08722 3.500% 9/01/46	336,137	346,758
Pool #G08742 3.500% 1/01/47	1,375,865	1,418,481
Pool #G08757 3.500% 4/01/47	490,078	505,258
Pool #G67703 3.500% 4/01/47	1,889,863	1,965,525
Pool #G67706 3.500% 12/01/47	1,809,458	1,881,336
Pool #G67707 3.500% 1/01/48	4,221,190	4,400,907
Pool #G08800 3.500% 2/01/48	179,443	184,664
Pool #G67708 3.500% 3/01/48	3,137,557	3,258,270
Pool #G67710 3.500% 3/01/48	2,787,704	2,884,503
Pool #G08816 3.500% 6/01/48	1,994,170	2,049,082
Pool #G61556 3.500% 8/01/48	1,416,108	1,470,148
Pool #G60344 4.000% 12/01/45	1,532,406	1,627,113
Pool #G67711 4.000% 3/01/48	1,757,854	1,863,199
Pool #G67713 4.000% 6/01/48	1,808,820	1,905,843
Pool #G67718 4.000% 1/01/49	1,760,244	1,853,148
Pool #G08843 4.500% 10/01/48	870,343	912,057
Pool #G08833 5.000% 7/01/48	477,439	506,727
Pool #G08844 5.000% 10/01/48	506,419	536,852
Federal National Mortgage Association
Pool #AM2808 2.700% 3/01/23	375,000	382,814
Pool #AL6829 2.964% 5/01/27	1,109,945	1,146,034
Pool #MA1607 3.000% 10/01/33	641,808	657,345
Pool #AM9188 3.120% 6/01/35	780,000	808,475
Pool #FN0039 3.201% 9/01/27	773,216	816,400
Pool #AN7345 3.210% 11/01/37	1,016,185	1,064,273
Pool #AM9623 3.340% 7/01/30	755,000	805,846

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BL2360 3.450% 5/01/34	$780,000	$840,616
Pool #AB4262 3.500% 1/01/32	624,371	648,188
Pool #MA1512 3.500% 7/01/33	298,549	309,937
Pool #MA1148 3.500% 8/01/42	2,093,998	2,168,641
Pool #CA0996 3.500% 1/01/48	348,435	361,508
Pool #MA3305 3.500% 3/01/48	127,946	131,667
Pool #BL1132 3.730% 1/01/29	920,000	1,012,460
Pool #BL0242 3.820% 11/01/30	1,000,000	1,110,370
Pool #MA1146 4.000% 8/01/42	948,985	1,001,633
Pool #MA3027 4.000% 6/01/47	1,060,620	1,104,215
Pool #AS9830 4.000% 6/01/47	1,093,343	1,139,992
Pool #AS9972 4.000% 7/01/47	949,071	989,563
Pool #931504 4.500% 7/01/39	92,602	99,718
Pool #CA1711 4.500% 5/01/48	766,273	805,763
Pool #CA1710 4.500% 5/01/48	2,297,939	2,416,363
Pool #CA2208 4.500% 8/01/48	1,492,702	1,565,079
Pool #986268 5.000% 7/01/38	1,551	1,688
Pool #AD6374 5.000% 5/01/40	25,804	27,965
Pool #AI2733 5.000% 5/01/41	208,410	225,408
Pool #977014 5.500% 5/01/38	33,126	36,388
Pool #985524 5.500% 6/01/38	25,272	27,761
Pool #988578 5.500% 8/01/38	162,917	178,960
Pool #995482 5.500% 1/01/39	131,989	148,102
Federal National Mortgage Association TBA
Pool #3430 3.000% 3/01/34 (d)	50,000	50,973
Pool #28654 5.000% 8/01/48 (d)	700,000	739,758
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	2,237,690	2,288,102
Pool #MA4718 3.000% 9/20/47	261,439	267,329
Pool #MA4836 3.000% 11/20/47	2,068,155	2,114,748
Pool #MA3521 3.500% 3/20/46	887,747	920,915
Pool #MA3597 3.500% 4/20/46	275,667	285,966
Pool #MA3663 3.500% 5/20/46	414,155	429,629
Pool #MA3937 3.500% 9/20/46	335,171	346,960
Pool #MA4127 3.500% 12/20/46	1,128,754	1,168,458
Pool #MA4262 3.500% 2/20/47	1,352,167	1,399,306
Pool #MA4382 3.500% 4/20/47	377,057	390,201
Pool #MA4719 3.500% 9/20/47	512,577	530,286
Pool #MA4837 3.500% 11/20/47	1,018,865	1,053,429
3.500% 12/20/47	3,739,813	3,866,683
Pool #MA4653 4.000% 8/20/47	200,692	209,460
Pool #MA4838 4.000% 11/20/47	873,022	911,164
Pool #MA4901 4.000% 12/20/47	393,558	409,892
Pool #MA5078 4.000% 3/20/48	1,660,289	1,729,193
Pool #MA5466 4.000% 9/20/48	1,902,549	1,972,441
Pool #MA5399 4.500% 8/20/48	3,840,628	4,012,404
Pool #MA3666 5.000% 5/20/46	250,956	270,119
Pool #MA4199 5.000% 1/20/47	263,099	285,821
Pool #MA4454 5.000% 5/20/47	524,173	553,061

	Principal Amount	Value
Pool #MA4722 5.000% 9/20/47	$693,992	$729,203

		104,045,995

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $112,163,640)		114,009,023

U.S. TREASURY OBLIGATIONS — 23.9%
U.S. Treasury Bonds & Notes — 23.9%
U.S. Treasury Inflation Index 0.125% 7/15/24	64,540	64,428
0.375% 7/15/25	904,714	914,589
0.500% 4/15/24	967,138	979,213
0.875% 1/15/29	2,801,938	2,949,211
1.000% 2/15/49	1,300,228	1,375,244
U.S. Treasury Note 1.750% 6/30/24	16,295,000	16,289,908
2.000% 5/31/24	16,307,000	16,499,881
2.125% 5/31/21	12,840,000	12,927,372
2.250% 4/30/21	9,215,000	9,292,967
2.375% 5/15/29 (c)	5,555,000	5,740,745
2.875% 5/15/49	23,304,000	25,002,279

		92,035,837

TOTAL U.S. TREASURY OBLIGATIONS (Cost $90,208,419)		92,035,837

TOTAL BONDS & NOTES (Cost $363,807,226)		372,420,807

	Number of Shares
MUTUAL FUNDS — 1.4%
Diversified Financial Services — 1.4%
State Street Navigator Securities Lending Prime Portfolio (e)	5,464,780	5,464,780

TOTAL MUTUAL FUNDS (Cost $5,464,780)		5,464,780

TOTAL LONG-TERM INVESTMENTS (Cost $369,272,006)		377,885,587

	Principal Amount
SHORT-TERM INVESTMENTS — 8.0%
Repurchase Agreement — 5.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 6/28/19, 1.250%, due 7/01/19 (f)	$21,967,978	21,967,978

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Bill — 2.3%
U.S. Treasury Bill 0.000% 7/02/19	$2,423,000	$2,422,869
0.000% 7/16/19 (c)	2,155,000	2,153,160
0.000% 7/23/19	3,674,000	3,669,363
0.000% 9/26/19 (g)	531,000	528,338

		8,773,730

TOTAL SHORT-TERM INVESTMENTS (Cost $30,739,737)		30,741,708

TOTAL INVESTMENTS — 106.0% (Cost $400,011,743) (h)		408,627,295

Other Assets/(Liabilities) — (6.0)%		(22,993,248)

NET ASSETS — 100.0%		$385,634,047

Abbreviation Legend

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At June 30, 2019, the aggregate market value of these securities amounted to $36,977,689 or 9.59% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at June 30, 2019.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2019, was $5,355,470 or 1.39% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $21,970,267. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 4/15/22, and an aggregate market value, including accrued interest, of $22,407,506.

(g)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 2 Year	9/30/19	143	$30,544,573	$226,122
U.S. Treasury Note 5 Year	9/30/19	396	45,958,228	831,646

				$1,057,768

Short
Euro-BOBL	9/06/19	57	$(8,673,602)	$(40,088)

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Rate/ Reference	Frequency	Rate/Reference	Frequency
3-Month USD-LIBOR-BBA	Quarterly	Fixed 2.26%	Semi-Annually	4/11/22	USD	20,975,000	$268,524	$-	$268,524
3-Month USD-LIBOR-BBA	Quarterly	Fixed 2.28%	Semi-Annually	5/08/22	USD	10,055,000	133,341	-	133,341
Fixed 2.34%	Semi-Annually	3-Month USD-LIBOR-BBA	Quarterly	4/11/25	USD	8,620,000	(245,317)	-	(245,317)
Fixed 2.37%	Semi-Annually	3-Month USD-LIBOR-BBA	Quarterly	5/08/25	USD	4,120,000	(122,939)	-	(122,939)

							$33,609	$-	$33,609

Collateral for swap agreements held by Citibank N.A. amounted to $134,775 in cash at June 30, 2019.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	MML Blue Chip Growth Fund	MML Equity Income Fund
Assets:
Investments, at value (Note 2) (a)	$409,636,160	$453,782,460
Repurchase agreements, at value (Note 2) (b)	1,337,946	7,005,537
Other short-term investments, at value (Note 2) (c)	1,059	1,059

Total investments (d)	410,975,165	460,789,056

Cash	18	-
Foreign currency, at value (e)	-	-
Receivables from:
Investments sold	639,495	1,828,217
Fund shares sold	269,261	47,717
Collateral pledged for open futures contracts (Note 2)	-	37,800
Variation margin on open derivative instruments (Note 2)	-	4,190
Interest and dividends	86,277	808,048
Foreign taxes withheld	-	2,624

Total assets	411,970,216	463,517,652

Liabilities:
Payables for:
Investments purchased	767,537	1,635,113
Fund shares repurchased	433,142	282,703
Securities on loan (Note 2)	94,743	381,536
Trustees’ fees and expenses (Note 3)	46,116	67,403
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	231,083	260,886
Administration fees	-	-
Service fees	74,743	51,843
Due to custodian	-	42,432
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	106,568	118,322

Total liabilities	1,753,932	2,840,238

Net assets	$410,216,284	$460,677,414

Net assets consist of:
Paid-in capital	$168,877,410	$316,206,785
Accumulated Gain (Loss)	241,338,874	144,470,629

Net assets	$410,216,284	$460,677,414

(a) Cost of investments:	$240,227,472	$382,951,389
(b) Cost of repurchase agreements:	$1,337,946	$7,005,537
(c) Cost of other short-term investments:	$1,059	$1,059
(d) Securities on loan with market value of:	$92,697	$371,914
(e) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$544,626,990	$286,568,672	$303,208,011	$109,703,429	$186,031,262
4,304,171	5,640,314	8,815,856	1,152,201	3,352,183
1,083,949	-	-	-	-

550,015,110	292,208,986	312,023,867	110,855,630	189,383,445

909	134	370	-	11
-	32,981	448,005	-	-

-	-	122,231	659,784	4,439,672
113,966	224,470	90,744	5,635	10,530
263,340	-	-	-	-
-	-	-	-	-
442,425	288,327	1,029,584	46,178	127,436
-	-	712,072	-	58,845

550,835,750	292,754,898	314,426,873	111,567,227	194,019,939

269,671	11	95,286	879,132	2,865,005
239,925	192,794	244,947	69,604	125,529
254,943	-	2,093,504	-	-
88,567	12,091	48,687	17,121	23,614
237,368	-	-	-	-

40,144	153,012	207,449	51,707	86,593
44,934	33,459	-	12,510	21,648
27,945	8,826	5,956	7,813	9,161
-	-	-	-	-
-	-	-	-	-
167,636	43,396	325,657	50,656	67,181

1,371,133	443,589	3,021,486	1,088,543	3,198,731

$549,464,617	$292,311,309	$311,405,387	$110,478,684	$190,821,208

$166,798,961	$261,517,400	$291,262,230	$59,961,963	$129,325,829
382,665,656	30,793,909	20,143,157	50,516,721	61,495,379

$549,464,617	$292,311,309	$311,405,387	$110,478,684	$190,821,208

$351,974,689	$269,454,773	$302,850,774	$88,822,915	$173,697,570
$4,304,171	$5,640,314	$8,815,856	$1,152,201	$3,352,183
$1,083,614	$-	$-	$-	$-
$249,082	$-	$1,993,218	$-	$-
$-	$32,965	$448,097	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	MML Blue Chip Growth Fund	MML Equity Income Fund
Initial Class shares:
Net assets	$286,195,887	$376,871,126

Shares outstanding (a)	16,222,926	32,439,852

Net asset value, offering price and redemption price per share	$17.64	$11.62

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$124,020,397	$83,806,288

Shares outstanding (a)	7,325,594	7,309,276

Net asset value, offering price and redemption price per share	$16.93	$11.47

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$-	$-	$301,954,357	$-	$-

-	-	30,322,513	-	-

$-	$-	$9.96	$-	$-

$58,940,064	$-	$-	$-	$-

1,774,772	-	-	-	-

$33.21	$-	$-	$-	$-

$198,355,531	$277,492,013	$-	$97,434,534	$176,287,434

5,966,685	43,158,916	-	8,597,567	12,707,351

$33.24	$6.43	$-	$11.33	$13.87

$247,031,164	$-	$-	$-	$-

7,438,012	-	-	-	-

$33.21	$-	$-	$-	$-

$-	$-	$9,451,030	$-	$-

-	-	956,258	-	-

$-	$-	$9.88	$-	$-

$45,137,858	$14,819,296	$-	$13,044,150	$14,533,774

1,403,287	2,389,798	-	1,181,311	1,067,166

$32.17	$6.20	$-	$11.04	$13.62

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	MML Global Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2) (a)	$428,063,914	$145,344,274
Repurchase agreements, at value (Note 2) (b)	2,886,517	1,141,973
Other short-term investments, at value (Note 2) (c)	-	-

Total investments (d)	430,950,431	146,486,247

Cash	30,766	9,192
Foreign currency, at value (e)	-	-
Receivables from:
Investments sold	414,924	-
Investment adviser (Note 3)	-	-
Fund shares sold	19,543	137
Interest and dividends	475,651	96,975
Foreign taxes withheld	569,074	-

Total assets	432,460,389	146,592,551

Liabilities:
Payables for:
Investments purchased	639,409	-
Investments purchased on a when-issued basis (Note 2)	-	-
Written options outstanding, at value (Note 2) (f)	-	-
Open forward contracts (Note 2)	-	-
Fund shares repurchased	313,032	329,642
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	23,660	22,404
Affiliates (Note 3):
Investment advisory fees	194,454	55,190
Administration fees	48,614	-
Service fees	9,783	24,848
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	165,051	55,503

Total liabilities	1,394,003	487,587

Net assets	$431,066,386	$146,104,964

Net assets consist of:
Paid-in capital	$349,630,921	$73,773,222
Accumulated Gain (Loss)	81,435,465	72,331,742

Net assets	$431,066,386	$146,104,964

(a) Cost of investments:	$371,277,081	$91,979,576
(b) Cost of repurchase agreements:	$2,886,517	$1,141,973
(c) Cost of other short-term investments:	$-	$-
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$-
(f) Premiums on written options:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$278,385,408	$175,276,235	$102,262,066	$154,300,003	$486,448,404
3,000,779	6,840,906	1,110,906	4,489,213	9,460,664
-	-	-	-	20,130,527

281,386,187	182,117,141	103,372,972	158,789,216	516,039,595

87,474	-	2	506	348
-	8,779	-	29,046	-

1,105,735	438,832	-	-	722,134
-	5,682	-	-	-
13,975	8,680	122,024	6,146	48,756
399,363	320,529	71,339	129,284	183,303
-	582,300	26,609	-	-

282,992,734	183,481,943	103,592,946	158,954,198	516,994,136

1,225,548	866,807	85,223	-	887,808
-	-	-	-	118,580
-	-	-	3,474,168	-
-	30,515	-	-	-
168,981	123,318	85,990	195,870	509,921
-	-	-	914	4,314,246
30,950	13,428	19,534	36,608	54,069

137,501	106,983	50,161	88,747	293,907
-	20,059	-	-	-
17,157	3,443	8,102	18,636	64,659
-	-	-	-	-
89,138	282,780	46,511	403,827	129,014

1,669,275	1,447,333	295,521	4,218,770	6,372,204

$281,323,459	$182,034,610	$103,297,425	$154,735,428	$510,621,932

$251,890,473	$178,333,818	$52,135,215	$114,066,921	$273,823,265
29,432,986	3,700,792	51,162,210	40,668,507	236,798,667

$281,323,459	$182,034,610	$103,297,425	$154,735,428	$510,621,932

$266,587,415	$190,296,787	$67,447,989	$103,224,693	$344,434,545
$3,000,779	$6,840,906	$1,110,906	$4,489,213	$9,460,664
$-	$-	$-	$-	$20,130,527
$-	$-	$-	$890	$4,219,383
$-	$8,766	$-	$28,943	$-
$-	$-	$-	$3,550,827	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	MML Global Fund	MML Growth & Income Fund
Initial Class shares:
Net assets	$-	$104,951,654

Shares outstanding (a)	-	5,307,957

Net asset value, offering price and redemption price per share	$-	$19.77

Class I shares:
Net assets	$397,945,277	$-

Shares outstanding (a)	32,063,814	-

Net asset value, offering price and redemption price per share	$12.41	$-

Class II shares:
Net assets	$17,253,750	$-

Shares outstanding (a)	1,360,093	-

Net asset value, offering price and redemption price per share	$12.69	$-

Service Class shares:
Net assets	$-	$41,153,310

Shares outstanding (a)	-	2,099,853

Net asset value, offering price and redemption price per share	$-	$19.60

Service Class I shares:
Net assets	$15,867,359	$-

Shares outstanding (a)	1,297,436	-

Net asset value, offering price and redemption price per share	$12.23	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$253,141,081	$-	$89,567,872	$125,095,318	$403,425,292

25,952,546	-	7,579,861	9,830,942	23,305,593

$9.75	$-	$11.82	$12.72	$17.31

$-	$-	$-	$-	$-

-	-	-	-	-

$-	$-	$-	$-	$-

$-	$176,372,769	$-	$-	$-

-	17,504,003	-	-	-

$-	$10.08	$-	$-	$-

$28,182,378	$-	$13,729,553	$29,640,110	$107,196,640

2,937,584	-	1,202,711	2,351,820	6,461,302

$9.59	$-	$11.42	$12.60	$16.59

$-	$5,661,841	$-	$-	$-

-	566,934	-	-	-

$-	$9.99	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$419,829,662	$198,180,750
Repurchase agreements, at value (Note 2) (b)	3,518,183	5,806,864
Other short-term investments, at value (Note 2) (c)	-	-

Total investments (d)	423,347,845	203,987,614

Cash	238	54
Foreign currency, at value (e)	-	11
Receivables from:
Investments sold	1,305,095	592,723
Open forward contracts (Note 2)	5,086	-
Investment adviser (Note 3)	-	-
Fund shares sold	10,763	6,634
Collateral pledged for open swaps agreements (Note 2)	-	-
Interest and dividends	777,784	146,424
Interest tax reclaim receivable	-	-
Foreign taxes withheld	3,273	-

Total assets	425,450,084	204,733,460

Liabilities:
Payables for:
Investments purchased	1,005,040	1,016,804
Open forward contracts (Note 2)	120,776	-
Investments purchased on a when-issued basis (Note 2)	-	-
Fund shares repurchased	267,504	146,761
Securities on loan (Note 2)	-	5,967,693
Trustees’ fees and expenses (Note 3)	61,823	36,886
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	268,564	153,290
Administration fees	-	-
Service fees	30,865	14,462
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	139,453	76,187

Total liabilities	1,894,025	7,412,083

Net assets	$423,556,059	$197,321,377

Net assets consist of:
Paid-in capital	$353,310,526	$121,743,081
Accumulated Gain (Loss)	70,245,533	75,578,296

Net assets	$423,556,059	$197,321,377

(a) Cost of investments:	$399,613,336	$168,928,995
(b) Cost of repurchase agreements:	$3,518,183	$5,806,864
(c) Cost of other short-term investments:	$-	$-
(d) Securities on loan with market value of:	$-	$5,827,857
(e) Cost of foreign currency:	$-	$11

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$96,950,505	$200,295,419	$377,885,587
1,908,125	2,287,421	21,967,978
1,048	-	8,773,730

98,859,678	202,582,840	408,627,295

2	-	189,152
-	-	-

-	2,015,472	2,457,245
-	-	-
-	-	410
42,388	4,462	58,959
-	-	134,775
70,199	335,957	1,844,753
-	-	1,272
-	-	-

98,972,267	204,938,731	413,313,861

82,043	1,452,832	20,368,637
-	-	-
-	-	1,187,301
67,340	257,171	242,709
652,099	3,541,060	5,464,780
12,192	29,652	41,307
-	-	10,534

58,759	111,921	119,243
11,018	-	44,716
14,189	13,588	17,573
-	-	-
44,370	62,016	183,014

942,010	5,468,240	27,679,814

$98,030,257	$199,470,491	$385,634,047

$61,749,554	$159,895,958	$364,721,772
36,280,703	39,574,533	20,912,275

$98,030,257	$199,470,491	$385,634,047

$75,828,348	$193,155,419	$369,272,006
$1,908,125	$2,287,421	$21,967,978
$1,048	$-	$8,771,759
$632,634	$3,444,633	$5,355,470
$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Initial Class shares:
Net assets	$373,506,182	$173,377,937

Shares outstanding (a)	34,071,607	10,810,601

Net asset value, offering price and redemption price per share	$10.96	$16.04

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$50,049,877	$23,943,440

Shares outstanding (a)	4,653,204	1,582,225

Net asset value, offering price and redemption price per share	$10.76	$15.13

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$-	$177,231,971	$-

-	14,628,632	-

$-	$12.12	$-

$74,973,705	$-	$355,818,647

4,613,737	-	32,918,357

$16.25	$-	$10.81

$-	$22,238,520	$-

-	1,858,354	-

$-	$11.97	$-

$23,056,552	$-	$29,815,400

1,465,242	-	2,788,762

$15.74	$-	$10.69

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

	MML Blue Chip Growth Fund	MML Equity Income Fund
Investment income (Note 2):
Dividends (a)	$1,445,899	$7,102,419
Interest	10,063	118,366
Securities lending net income	11,287	11,374

Total investment income	1,467,249	7,232,159

Expenses (Note 3):
Investment advisory fees	1,454,248	1,684,670
Custody fees	12,342	16,996
Audit fees	18,459	18,202
Legal fees	2,575	3,218
Proxy fees	1,069	1,069
Shareholder reporting fees	23,525	29,360
Trustees’ fees	8,720	10,931

	1,520,938	1,764,446
Administration fees:
Class I	-	-
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	141,127	100,474
Service Class I	-	-

Total expenses	1,662,065	1,864,920
Expenses waived (Note 3):
Initial Class advisory fees waived	-	(55,323)
Class II advisory fees waived	-	-
Service Class advisory fees waived	-	(12,064)
Service Class I advisory fees waived	-	-

Net expenses:	1,662,065	1,797,533

Net investment income (loss)	(194,816)	5,434,626

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	20,524,356	16,548,767
Futures contracts	-	-
Foreign currency transactions	270	4,229

Net realized gain (loss)	20,524,626	16,552,996

Net change in unrealized appreciation (depreciation) on:
Investment transactions	52,316,243	44,279,049
Futures contracts	-	(4,667)
Translation of assets and liabilities in foreign currencies	5	(950)

Net change in unrealized appreciation (depreciation)	52,316,248	44,273,432

Net realized gain (loss) and change in unrealized appreciation (depreciation)	72,840,874	60,826,428

Net increase (decrease) in net assets resulting from operations	$72,646,058	$66,261,054

(a) Net of foreign withholding tax of:	$4,415	$83,024
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$6,300,032	$1,392,179	$8,021,810	$484,039	$2,264,343
61,897	38,597	49,771	8,389	16,120
10,215	-	84,051	2,208	204

6,372,144	1,430,776	8,155,632	494,636	2,280,667

294,062	493,230	1,382,448	326,698	561,457
35,783	11,815	37,399	9,892	12,872
18,684	17,909	40,999	17,941	18,010
4,835	385	2,250	806	1,388
1,069	1,069	1,070	1,069	1,069
40,959	7,599	37,934	10,210	15,104
15,940	1,419	7,711	2,506	4,729

411,332	533,426	1,509,811	369,122	614,629

85,023	-	-	-	-
130,255	97,206	-	70,258	129,681
65,012	9,799	-	8,782	10,684

-	-	11,901	-	-
54,176	16,332	-	14,637	17,806

745,798	656,763	1,521,712	462,799	772,800

-	-	(60,228)	-	-
-	(10,321)	-	-	(17,290)
-	-	(1,905)	-	-
-	(2,079)	-	-	(1,425)

745,798	644,363	1,459,579	462,799	754,085

5,626,346	786,413	6,696,053	31,837	1,526,582

125,801,464	6,085,256	3,317,102	7,863,077	22,429,475
1,618,885	-	-	-	-
-	(3,698)	939	(649)	3,060

127,420,349	6,081,558	3,318,041	7,862,428	22,432,535

(21,213,841)	15,923,040	12,982,508 *	12,107,192	(2,444,820)
649,959	-	-	-	-
-	83	4,791	-	1,027

(20,563,882)	15,923,123	12,987,299	12,107,192	(2,443,793)

106,856,467	22,004,681	16,305,340	19,969,620	19,988,742

$112,482,813	$22,791,094	$23,001,393	$20,001,457	$21,515,324

$-	$7,343	$917,371	$-	$37,160
$-	$-	$81,193	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

	MML Global Fund	MML Growth & Income Fund
Investment income (Note 2):
Dividends (a)	$4,519,665	$1,091,671
Interest	43,441	7,579
Securities lending net income	1,677	8,501

Total investment income	4,564,783	1,107,751

Expenses (Note 3):
Investment advisory fees	891,556	344,339
Custody fees	29,202	7,962
Audit fees	21,694	17,962
Legal fees	615	952
Proxy fees	1,069	1,069
Shareholder reporting fees	15,856	10,106
Trustees’ fees	5,211	3,162

	965,203	385,552
Administration fees:
Class I	199,463	-
Class II	12,118	-
Service Class I	11,307	-
Service fees:
Service Class	-	47,142
Service Class I	18,846	-

Total expenses	1,206,937	432,694
Expenses waived (Note 3):
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-

Net expenses:	1,206,937	432,694

Net investment income (loss)	3,357,846	675,057

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	5,694,551	3,906,302
Written options	-	-
Foreign currency transactions	(4,261)	299
Forward contracts	-	-

Net realized gain (loss)	5,690,290	3,906,601

Net change in unrealized appreciation (depreciation) on:
Investment transactions	40,559,733 *	21,521,047
Written options	-	-
Translation of assets and liabilities in foreign currencies	5,702	(1)
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	40,565,435	21,521,046

Net realized gain (loss) and change in unrealized appreciation (depreciation)	46,255,725	25,427,647

Net increase (decrease) in net assets resulting from operations	$49,613,571	$26,102,704

(a) Net of foreign withholding tax of:	$355,643	$15,571
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$(1,090)	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$4,092,692	$4,638,359	$665,341	$1,580,722	$1,973,324
24,883	28,028	5,110	21,680	232,018
2,839	37,607	9	567	14,786

4,120,414	4,703,994	670,460	1,602,969	2,220,128

892,970	698,904	318,680	569,695	1,778,785
2,445	87,538	9,166	196,839	24,366
18,393	21,314	17,936	17,982	18,515
1,177	1,279	684	1,111	3,128
1,069	1,069	1,069	1,069	1,069
23,457	13,466	9,472	14,266	28,344
6,591	3,972	2,348	3,793	10,512

946,102	827,542	359,355	804,755	1,864,719

-	-	-	-	-
-	127,096	-	-	-
-	3,948	-	-	-

33,114	-	15,066	36,524	123,720
-	6,581	-	-	-

979,216	965,167	374,421	841,279	1,988,439

-	(82,404)	-	-	-
-	(2,552)	-	-	-

979,216	880,211	374,421	841,279	1,988,439

3,141,198	3,823,783	296,039	761,690	231,689

(1,030,129)	2,208,571	3,119,894	3,156,233	29,384,689
-	-	-	(10,640,103)	-
140	(12,630)	-	-	113
-	156,969	-	-	-

(1,029,989)	2,352,910	3,119,894	(7,483,870)	29,384,802

36,297,876	15,384,040 *	16,236,361	17,293,770	69,884,535
-	-	-	(325,261)	-
29	4,068	-	1,115	(85)
-	(107,530)	-	-	-

36,297,905	15,280,578	16,236,361	16,969,624	69,884,450

35,267,916	17,633,488	19,356,255	9,485,754	99,269,252

$38,409,114	$21,457,271	$19,652,294	$10,247,444	$99,500,941

$40,657	$595,372	$28,631	$-	$5,669
$-	$(4,759)	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$5,644,111	$970,497
Interest	42,718	23,360
Securities lending net income	28,691	7,228

Total investment income	5,715,520	1,001,085

Expenses (Note 3):
Investment advisory fees	1,734,162	992,957
Custody fees	32,336	18,926
Audit fees	18,500	18,943
Legal fees	2,921	1,378
Proxy fees	1,069	1,069
Shareholder reporting fees	27,682	14,942
Trustees’ fees	10,063	4,650

	1,826,733	1,052,865
Administration fees:
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	59,364	27,745
Service Class I	-	-

Total expenses	1,886,097	1,080,610
Expenses waived (Note 3):
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-
Initial Class advisory fees waived	-	(16,878)
Class II advisory fees waived	-	-
Service Class advisory fees waived	-	(2,221)
Service Class I advisory fees waived	-	-

Net expenses:	1,886,097	1,061,511

Net investment income (loss)	3,829,423	(60,426)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,886,690	13,523,621
Futures contracts	-	-
Swap agreements	-	-
Foreign currency transactions	(6,096)	-
Forward contracts	215,192	-

Net realized gain (loss)	2,095,786	13,523,621

Net change in unrealized appreciation (depreciation) on:
Investment transactions	59,889,350	28,669,300
Futures contracts	-	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	588	-
Forward contracts	64,973	-

Net change in unrealized appreciation (depreciation)	59,954,911	28,669,300

Net realized gain (loss) and change in unrealized appreciation (depreciation)	62,050,697	42,192,921

Net increase (decrease) in net assets resulting from operations	$65,880,120	$42,132,495

(a) Net of foreign withholding tax of:	$109,871	$3,872

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$605,797	$1,822,088	$-
11,409	17,026	5,976,888
31,456	956	27,973

648,662	1,840,070	6,004,861

379,198	737,943	753,505
8,839	8,399	38,540
18,261	18,013	23,823
702	1,417	3,150
1,069	1,069	1,069
9,453	15,256	27,085
2,334	4,864	9,145

419,856	786,961	856,317

54,750	-	262,500
16,350	-	20,065

-	26,372	-
27,249	-	33,441

518,205	813,333	1,172,323

-	-	(8,009)
-	-	(614)
-	-	-
(18,248)	-	-
-	-	-
(5,452)	-	-

494,505	813,333	1,163,700

154,157	1,026,737	4,841,161

1,292,101	7,078,599	5,307,977
-	-	1,449,776
-	-	1,545
82	-	9
-	-	-

1,292,183	7,078,599	6,759,307

13,315,291	17,835,867	12,295,704
-	-	16,516
-	-	14,205
-	-	-
-	-	-

13,315,291	17,835,867	12,326,425

14,607,474	24,914,466	19,085,732

$14,761,631	$25,941,203	$23,926,893

$846	$6,650	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(194,816)	$(321,538)
Net realized gain (loss)	20,524,626	52,073,895
Net change in unrealized appreciation (depreciation)	52,316,248	(41,246,965)

Net increase (decrease) in net assets resulting from operations	72,646,058	10,505,392

Distributions to shareholders (Note 2):
Initial Class	-	(52,821,553)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	-	(19,580,121)
Service Class I	-	-

Total distributions	-	(72,401,674)

Net fund share transactions (Note 5):
Initial Class	(19,786,331)	(5,467,464)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	3,838,776	42,736,063
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(15,947,555)	37,268,599

Total increase (decrease) in net assets	56,698,503	(24,627,683)
Net assets
Beginning of period	353,517,781	378,145,464

End of period	$410,216,284	$353,517,781

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund		MML Equity Index Fund
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

$5,434,626	$10,559,328	$5,626,346	$12,820,871
16,552,996	41,617,629	127,420,349	50,656,484
44,273,432	(95,797,399)	(20,563,882)	(92,331,246)

66,261,054	(43,620,442)	112,482,813	(28,853,891)

-	(48,263,863)	-	-
-	-	-	(3,197,013)
-	-	-	(9,207,167)
-	-	-	(23,328,843)
-	(9,835,943)	-	-
-	-	-	(2,351,504)

-	(58,099,806)	-	(38,084,527)

(36,708,298)	2,490,166	-	-
-	-	(2,442,776)	(9,079,134)
-	-	9,420,929	(10,657,696)
-	-	(211,444,520)	(7,296,991)
(3,156,878)	6,711,055	-	-
-	-	(2,900,759)	(3,680,668)

(39,865,176)	9,201,221	(207,367,126)	(30,714,489)

26,395,878	(92,519,027)	(94,884,313)	(97,652,907)

434,281,536	526,800,563	644,348,930	742,001,837

$460,677,414	$434,281,536	$549,464,617	$644,348,930

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Focused Equity Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$786,413	$762,123
Net realized gain (loss)	6,081,558	6,191,741
Net change in unrealized appreciation (depreciation)	15,923,123	(5,823,993)

Net increase (decrease) in net assets resulting from operations	22,791,094	1,129,871

Distributions to shareholders (Note 2):
Initial Class	-	-
Class II	-	(30,902,335)
Service Class	-	-
Service Class I	-	(6,784,266)

Total distributions	-	(37,686,601)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	208,853,007	20,746,796
Service Class	-	-
Service Class I	1,411,287	7,702,980

Increase (decrease) in net assets from fund share transactions	210,264,294	28,449,776

Total increase (decrease) in net assets	233,055,388	(8,106,954)
Net assets
Beginning of period	59,255,921	67,362,875

End of period	$292,311,309	$59,255,921

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund		MML Fundamental Growth Fund
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

$6,696,053	$6,381,190	$31,837	$547,826
3,318,041	16,154,806	7,862,428	21,376,868
12,987,299	(78,983,677)	12,107,192	(18,532,549)

23,001,393	(56,447,681)	20,001,457	3,392,145

-	(7,662,312)	-	-
-	-	-	(29,655,294)
-	(214,292)	-	-
-	-	-	(2,890,500)

-	(7,876,604)	-	(32,545,794)

(14,390,843)	(26,429,265)	-	-
-	-	(10,542,584)	(4,513,200)
(565,964)	(186,364)	-	-
-	-	473,229	6,672,694

(14,956,807)	(26,615,629)	(10,069,355)	2,159,494

8,044,586	(90,939,914)	9,932,102	(26,994,155)

303,360,801	394,300,715	100,546,582	127,540,737

$311,405,387	$303,360,801	$110,478,684	$100,546,582

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Fundamental Value Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,526,582	$3,804,996
Net realized gain (loss)	22,432,535	21,503,854
Net change in unrealized appreciation (depreciation)	(2,443,793)	(45,956,763)

Net increase (decrease) in net assets resulting from operations	21,515,324	(20,647,913)

Distributions to shareholders (Note 2):
Initial Class	-	-
Class I	-	-
Class II	-	(21,649,257)
Service Class	-	-
Service Class I	-	(1,585,954)

Total distributions	-	(23,235,211)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	-	-
Class II	(12,168,622)	(16,638,818)
Service Class	-	-
Service Class I	(328,503)	3,230,591

Increase (decrease) in net assets from fund share transactions	(12,497,125)	(13,408,227)

Total increase (decrease) in net assets	9,018,199	(57,291,351)
Net assets
Beginning of period	181,803,009	239,094,360

End of period	$190,821,208	$181,803,009

The accompanying notes are an integral part of the financial statements.

MML Global Fund		MML Growth & Income Fund
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

$3,357,846	$2,786,569	$675,057	$1,441,856
5,690,290	13,142,056	3,906,601	12,939,817
40,565,435	(37,603,748)	21,521,046	(21,180,131)

49,613,571	(21,675,123)	26,102,704	(6,798,458)

-	-	-	(922,933)
-	(27,480,281)	-	-
-	(2,282,278)	-	-
-	-	-	(242,772)
-	(2,109,930)	-	-

-	(31,872,489)	-	(1,165,705)

-	-	(6,974,479)	(13,338,083)
174,313,177	19,251,978	-	-
(790,669)	745,727	-	-
-	-	262,777	5,575,818
(981,758)	1,595,733	-	-

172,540,750	21,593,438	(6,711,702)	(7,762,265)

222,154,321	(31,954,174)	19,391,002	(15,726,428)

208,912,065	240,866,239	126,713,962	142,440,390

$431,066,386	$208,912,065	$146,104,964	$126,713,962

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Income & Growth Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,141,198	$5,463,761
Net realized gain (loss)	(1,029,989)	10,299,027
Net change in unrealized appreciation (depreciation)	36,297,905	(49,997,104)

Net increase (decrease) in net assets resulting from operations	38,409,114	(34,234,316)

Distributions to shareholders (Note 2):
Initial Class	-	(68,070,720)
Class II	-	-
Service Class	-	(7,008,633)
Service Class I	-	-

Total distributions	-	(75,079,353)

Net fund share transactions (Note 5):
Initial Class	(22,117,813)	50,138,981
Class II	-	-
Service Class	136,047	7,077,289
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(21,981,766)	57,216,270

Total increase (decrease) in net assets	16,427,348	(52,097,399)
Net assets
Beginning of period	264,896,111	316,993,510

End of period	$281,323,459	$264,896,111

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund		MML Large Cap Growth Fund
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

$3,823,783	$3,359,177	$296,039	$572,217
2,352,910	11,572,533	3,119,894	12,394,030
15,280,578	(59,715,280)	16,236,361	(13,787,226)

21,457,271	(44,783,570)	19,652,294	(820,979)

-	-	-	(7,127,458)
-	(4,053,077)	-	-
-	-	-	(826,941)
-	(116,423)	-	-

-	(4,169,500)	-	(7,954,399)

-	-	(10,955,642)	(16,230,772)
999,867	14,784,522	-	-
-	-	799,275	4,308,540
270,753	2,262,286	-	-

1,270,620	17,046,808	(10,156,367)	(11,922,232)

22,727,891	(31,906,262)	9,495,927	(20,697,610)

159,306,719	191,212,981	93,801,498	114,499,108

$182,034,610	$159,306,719	$103,297,425	$93,801,498

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Managed Volatility Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$761,690	$1,655,119
Net realized gain (loss)	(7,483,870)	8,177,130
Net change in unrealized appreciation (depreciation)	16,969,624	(17,569,010)

Net increase (decrease) in net assets resulting from operations	10,247,444	(7,736,761)

Distributions to shareholders (Note 2):
Initial Class	-	(1,709,123)
Service Class	-	(306,248)

Total distributions	-	(2,015,371)

Net fund share transactions (Note 5):
Initial Class	(4,835,982)	(21,156,586)
Service Class	(1,274,057)	(2,928,584)

Increase (decrease) in net assets from fund share transactions	(6,110,039)	(24,085,170)

Total increase (decrease) in net assets	4,137,405	(33,837,302)
Net assets
Beginning of period	150,598,023	184,435,325

End of period	$154,735,428	$150,598,023

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund		MML Mid Cap Value Fund
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

$231,689	$77,908	$3,829,423	$5,812,090
29,384,802	65,559,670	2,095,786	42,512,006
69,884,450	(72,246,548)	59,954,911	(105,071,986)

99,500,941	(6,608,970)	65,880,120	(56,747,890)

-	(47,102,641)	-	(48,304,550)
-	(12,765,952)	-	(5,905,971)

-	(59,868,593)	-	(54,210,521)

(3,570,892)	(2,498,117)	(28,424,298)	3,437,432
(2,975,384)	12,831,279	(607,273)	5,903,652

(6,546,276)	10,333,162	(29,031,571)	9,341,084

92,954,665	(56,144,401)	36,848,549	(101,617,327)

417,667,267	473,811,668	386,707,510	488,324,837

$510,621,932	$417,667,267	$423,556,059	$386,707,510

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Growth Equity Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(60,426)	$(407,267)
Net realized gain (loss)	13,523,621	33,594,812
Net change in unrealized appreciation (depreciation)	28,669,300	(38,364,498)

Net increase (decrease) in net assets resulting from operations	42,132,495	(5,176,953)

Distributions to shareholders (Note 2):
Initial Class	-	(20,293,872)
Class II	-	-
Service Class	-	(2,377,009)
Service Class I	-	-

Total distributions	-	(22,670,881)

Net fund share transactions (Note 5):
Initial Class	(15,804,749)	(22,524,973)
Class II	-	-
Service Class	(140,961)	6,979,396
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(15,945,710)	(15,545,577)

Total increase (decrease) in net assets	26,186,785	(43,393,411)
Net assets
Beginning of period	171,134,592	214,528,003

End of period	$197,321,377	$171,134,592

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

$154,157	$262,344	$1,026,737	$1,335,022
1,292,183	13,598,498	7,078,599	23,331,127
13,315,291	(26,684,365)	17,835,867	(55,718,558)

14,761,631	(12,823,523)	25,941,203	(31,052,409)

-	-	-	(21,802,071)
-	(5,157,012)	-	-
-	-	-	(2,507,665)
-	(1,405,903)	-	-

-	(6,562,915)	-	(24,309,736)

-	-	(9,609,510)	3,073,451
(3,382,931)	(7,330,491)	-	-
-	-	342,595	2,668,133
(185,752)	3,627,613	-	-

(3,568,683)	(3,702,878)	(9,266,915)	5,741,584

11,192,948	(23,089,316)	16,674,288	(49,620,561)

86,837,309	109,926,625	182,796,203	232,416,764

$98,030,257	$86,837,309	$199,470,491	$182,796,203

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Total Return Bond Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,841,161	$10,395,788
Net realized gain (loss)	6,759,307	(7,415,039)
Net change in unrealized appreciation (depreciation)	12,326,425	(4,364,703)

Net increase (decrease) in net assets resulting from operations	23,926,893	(1,383,954)

Distributions to shareholders (Note 2):
Class II	-	(7,259,284)
Service Class I	-	(416,963)

Total distributions	-	(7,676,247)

Net fund share transactions (Note 5):
Class II	(19,995,525)	(46,010,891)
Service Class I	2,598,328	4,117,875

Increase (decrease) in net assets from fund share transactions	(17,397,197)	(41,893,016)

Total increase (decrease) in net assets	6,529,696	(50,953,217)
Net assets
Beginning of period	379,104,351	430,057,568

End of period	$385,634,047	$379,104,351

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$14.60	$(0.00)[d]	$3.04	$3.04	$-	$-	$-	$17.64	20.82%	[b]	$286,196	0.78%	[a]	(0.03%	)[a]
12/31/18	17.41	(0.00)[d]	0.86	0.86	-	(3.67)	(3.67)	14.60	1.88%		254,050	0.79%		(0.02%	)
12/31/17	13.98	0.00 [d]	4.93	4.93	(0.00)[d]	(1.50)	(1.50)	17.41	36.22%		301,054	0.80%		0.00%	[e]
12/31/16	15.79	0.00 [d]	0.13	0.13	-	(1.94)	(1.94)	13.98	0.91%		332,688	0.79%		0.03%
12/31/15	17.09	(0.01)	1.70	1.69	-	(2.99)	(2.99)	15.79	11.10%		388,654	0.79%		(0.06%	)
12/31/14	17.35	(0.01)	1.55	1.54	-	(1.80)	(1.80)	17.09	9.13%		390,322	0.79%		(0.09%	)
Service Class
6/30/19[r]	$14.03	$(0.02)	$2.92	$2.90	$-	$-	$-	$16.93	20.67%	[b]	$124,020	1.03%	[a]	(0.28%	)[a]
12/31/18	16.88	(0.05)	0.87	0.82	-	(3.67)	(3.67)	14.03	1.68%		99,468	1.04%		(0.26%	)
12/31/17	13.62	(0.04)	4.80	4.76	-	(1.50)	(1.50)	16.88	35.89%		77,091	1.05%		(0.25%	)
12/31/16	15.47	(0.03)	0.12	0.09	-	(1.94)	(1.94)	13.62	0.65%		47,411	1.04%		(0.22%	)
12/31/15	16.85	(0.05)	1.66	1.61	-	(2.99)	(2.99)	15.47	10.76%		42,486	1.04%		(0.31%	)
12/31/14	17.17	(0.06)	1.54	1.48	-	(1.80)	(1.80)	16.85	8.87%		31,721	1.04%		(0.34%	)

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	14%	28%	25%	29%	31%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$10.04	$0.13	$1.45	$1.58	$-	$-	$-	$11.62	15.74%	[b]	$376,871	0.79%	[a]	0.76%[a]	2.46%	[a]
12/31/18	12.50	0.26	(1.23)	(0.97)	(0.24)	(1.25)	(1.49)	10.04	(9.36%	)	358,947	0.79%		0.76%	2.17%
12/31/17	11.78	0.23	1.58	1.81	(0.27)	(0.82)	(1.09)	12.50	16.33%		440,607	0.79%		0.76%	1.93%
12/31/16	11.29	0.27	1.73	2.00	(0.25)	(1.26)	(1.51)	11.78	18.68%		413,304	0.79%		0.77%	2.33%
12/31/15	13.93	0.25	(1.28)	(1.03)	(0.26)	(1.35)	(1.61)	11.29	(6.88%	)	409,298	0.78%		N/A	1.96%
12/31/14	13.47	0.25	0.76	1.01	(0.24)	(0.31)	(0.55)	13.93	7.54%		472,989	0.78%		N/A	1.84%
Service Class
6/30/19[r]	$9.92	$0.12	$1.43	$1.55	$-	$-	$-	$11.47	15.62%	[b]	$83,806	1.04%	[a]	1.01%[a]	2.22%	[a]
12/31/18	12.37	0.23	(1.22)	(0.99)	(0.21)	(1.25)	(1.46)	9.92	(9.60%	)	75,335	1.04%		1.01%	1.92%
12/31/17	11.68	0.20	1.56	1.76	(0.25)	(0.82)	(1.07)	12.37	15.97%		86,193	1.04%		1.01%	1.68%
12/31/16	11.20	0.24	1.72	1.96	(0.22)	(1.26)	(1.48)	11.68	18.46%		77,647	1.04%		1.02%	2.10%
12/31/15	13.83	0.22	(1.27)	(1.05)	(0.23)	(1.35)	(1.58)	11.20	(7.10%	)	63,263	1.03%		N/A	1.72%
12/31/14	13.39	0.22	0.74	0.96	(0.21)	(0.31)	(0.52)	13.83	7.23%		63,751	1.03%		N/A	1.58%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	8%	19%	25%	22%	39%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
6/30/19[r]	$28.09	$0.26	$4.86	$5.12	$-	$-	$-	$33.21	18.23%	[b]	$58,940	0.43%	[a]	N/A	1.65%	[a]
12/31/18	31.01	0.49	(1.76)	(1.27)	(0.50)	(1.15)	(1.65)	28.09	(4.80%	)	51,998	0.43%		N/A	1.57%
12/31/17	26.53	0.45	5.11	5.56	(0.29)	(0.79)	(1.08)	31.01	21.34%		66,374	0.43%		N/A	1.57%
12/31/16	24.76	0.44	2.37	2.81	(0.43)	(0.61)	(1.04)	26.53	11.48%		66,343	0.43%		N/A	1.76%
12/31/15	25.52	0.42	(0.23)	0.19	(0.38)	(0.57)	(0.95)	24.76	0.95%		74,631	0.43%		N/A	1.67%
12/31/14	23.14	0.38	2.65	3.03	(0.33)	(0.32)	(0.65)	25.52	13.17%		84,445	0.44%		N/A	1.58%
Class II
6/30/19[r]	$28.10	$0.28	$4.86	$5.14	$-	$-	$-	$33.24	18.29%	[b]	$198,356	0.28%	[a]	N/A	1.80%	[a]
12/31/18	31.01	0.54	(1.75)	(1.21)	(0.55)	(1.15)	(1.70)	28.10	(4.63%	)	159,638	0.28%		N/A	1.72%
12/31/17	26.55	0.50	5.10	5.60	(0.35)	(0.79)	(1.14)	31.01	21.50%		186,674	0.28%		N/A	1.72%
12/31/16	24.80	0.48	2.36	2.84	(0.48)	(0.61)	(1.09)	26.55	11.62%		175,525	0.28%		N/A	1.91%
12/31/15	25.56	0.47	(0.23)	0.24	(0.43)	(0.57)	(1.00)	24.80	1.17%		164,515	0.30%		0.28%	1.83%
12/31/14	23.19	0.42	2.65	3.07	(0.38)	(0.32)	(0.70)	25.56	13.35%		154,210	0.33%		0.28%	1.74%
Class III
6/30/19[r]	$28.05	$0.30	$4.86	$5.16	$-	$-	$-	$33.21	18.40%	[b]	$247,031	0.13%	[a]	N/A	1.94%	[a]
12/31/18	30.97	0.59	(1.75)	(1.16)	(0.60)	(1.16)	(1.76)	28.05	(4.52%	)	391,891	0.13%		N/A	1.87%
12/31/17	26.51	0.54	5.10	5.64	(0.39)	(0.79)	(1.18)	30.97	21.69%		440,242	0.13%		N/A	1.87%
12/31/16	24.78	0.52	2.34	2.86	(0.52)	(0.61)	(1.13)	26.51	11.69%		279,941	0.13%		N/A	2.05%
12/31/15	25.54	0.50	(0.22)	0.28	(0.47)	(0.57)	(1.04)	24.78	1.32%		172,992	0.15%		0.13%	1.97%
12/31/14	23.16	0.46	2.65	3.11	(0.41)	(0.32)	(0.73)	25.54	13.54%		173,459	0.19%		0.14%	1.88%
Service Class I
6/30/19[r]	$27.24	$0.21	$4.72	$4.93	$-	$-	$-	$32.17	18.10%	[b]	$45,138	0.68%	[a]	N/A	1.40%	[a]
12/31/18	30.13	0.40	(1.70)	(1.30)	(0.43)	(1.16)	(1.59)	27.24	(5.04%	)	40,822	0.68%		N/A	1.32%
12/31/17	25.84	0.37	4.96	5.33	(0.25)	(0.79)	(1.04)	30.13	21.01%		48,712	0.68%		N/A	1.32%
12/31/16	24.16	0.37	2.31	2.68	(0.39)	(0.61)	(1.00)	25.84	11.24%		42,165	0.68%		N/A	1.51%
12/31/15	24.98	0.35	(0.23)	0.12	(0.37)	(0.57)	(0.94)	24.16	0.70%		38,691	0.68%		N/A	1.43%
12/31/14	22.72	0.32	2.59	2.91	(0.33)	(0.32)	(0.65)	24.98	12.92%		32,075	0.69%		N/A	1.34%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	3%	3%	7%	8%	4%	3%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
6/30/19[r]	$5.33	$0.03	$1.07	$1.10	$-	$-	$-	$6.43	20.64%	[b]	$277,492	0.90%	[a]	0.88%[a]	1.12%	[a]
12/31/18	12.69	0.11	0.66	0.77	(0.37)	(7.76)	(8.13)	5.33	1.18%		48,276	0.95%		0.87%	1.25%
12/31/17	13.20	0.27	2.35	2.62	(0.36)	(2.77)	(3.13)	12.69	21.99%		57,382	0.94%		N/A	2.00%
12/31/16	12.15	0.13	1.96	2.09	(0.20)	(0.84)	(1.04)	13.20	17.96%		128,990	0.90%		N/A	1.11%
12/31/15	15.97	0.21	(1.71)	(1.50)	(0.28)	(2.04)	(2.32)	12.15	(8.93%	)	147,436	0.90%		N/A	1.43%
12/31/14	15.64	0.29	1.59	1.88	(0.06)	(1.49)	(1.55)	15.97	12.24%		160,206	0.90%		N/A	1.86%
Service Class I
6/30/19[r]	$5.15	$0.03	$1.02	$1.05	$-	$-	$-	$6.20	20.39%	[b]	$14,819	1.17%	[a]	1.13%[a]	0.96%	[a]
12/31/18	12.52	0.09	0.66	0.75	(0.36)	(7.76)	(8.12)	5.15	0.99%		10,980	1.20%		1.12%	1.01%
12/31/17	13.11	0.18	2.37	2.55	(0.37)	(2.77)	(3.14)	12.52	21.61%		9,981	1.19%		N/A	1.39%
12/31/16	12.06	0.10	1.95	2.05	(0.16)	(0.84)	(1.00)	13.11	17.74%		6,829	1.15%		N/A	0.87%
12/31/15	15.87	0.17	(1.69)	(1.52)	(0.25)	(2.04)	(2.29)	12.06	(9.16%	)	7,023	1.15%		N/A	1.20%
12/31/14	15.58	0.22	1.61	1.83	(0.05)	(1.49)	(1.54)	15.87	11.97%		7,289	1.15%		N/A	1.39%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	25%	64%	108%	37%	52%	35%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$9.25	$0.21	$0.50	$0.71	$-	$-	$9.96	7.68%	[b]	$301,954	0.97%	[a]	0.93%[a]	4.32%	[a]
12/31/18	11.25	0.20	(1.95)	(1.75)	(0.25)	(0.25)	9.25	(15.90%	)	294,037	0.98%		0.97%	1.81%
12/31/17	9.44	0.19	1.85	2.04	(0.23)	(0.23)	11.25	21.73%		382,813	0.97%		N/A	1.79%
12/31/16	9.49	0.20	(0.07)	0.13	(0.18)	(0.18)	9.44	1.44%		348,836	0.97%		N/A	2.22%
12/31/15	10.22	0.20	(0.63)	(0.43)	(0.30)	(0.30)	9.49	(4.26%	)	347,072	0.97%		N/A	1.89%
12/31/14	11.22	0.34	(1.09)	(0.75)	(0.25)	(0.25)	10.22	(6.97%	)	328,045	0.97%		N/A	3.09%
Service Class
6/30/19[r]	$9.20	$0.20	$0.48	$0.68	$-	$-	$9.88	7.39%	[b]	$9,451	1.22%	[a]	1.18%[a]	4.07%	[a]
12/31/18	11.18	0.17	(1.93)	(1.76)	(0.22)	(0.22)	9.20	(16.03%	)	9,324	1.23%		1.22%	1.57%
12/31/17	9.38	0.16	1.84	2.00	(0.20)	(0.20)	11.18	21.45%		11,488	1.22%		N/A	1.53%
12/31/16	9.43	0.18	(0.07)	0.11	(0.16)	(0.16)	9.38	1.18%		10,231	1.22%		N/A	2.02%
12/31/15	10.16	0.17	(0.62)	(0.45)	(0.28)	(0.28)	9.43	(4.51%	)	11,396	1.22%		N/A	1.59%
12/31/14	11.16	0.30	(1.07)	(0.77)	(0.23)	(0.23)	10.16	(7.07%	)	11,089	1.22%		N/A	2.72%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	21%	18%	15%	19%	12%	13%[t]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.
t	The portfolio turnover rate was not impacted as a result of the cash merger.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Growth Fund

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
6/30/19[r]	$9.37	$0.00	[d]	$1.96	$1.96	$-	$-	$-	$11.33	20.92%	[b]	$97,435	0.85%	[a]	0.85%	[l]	0.09%	[a]
12/31/18	12.94	0.06		0.66	0.72	(0.15)	(4.14)	(4.29)	9.37	0.80%		90,145	0.83%		0.83%	[1]	0.50%
12/31/17	11.42	0.11		2.92	3.03	(0.13)	(1.38)	(1.51)	12.94	27.67%		120,666	0.84%		0.84%	[l]	0.84%
12/31/16	12.53	0.09		0.36	0.45	(0.08)	(1.48)	(1.56)	11.42	3.73%		165,183	0.83%		0.83%	[l]	0.79%
12/31/15	14.89	0.09		0.64	0.73	(0.13)	(2.96)	(3.09)	12.53	6.22%		183,094	0.84%		0.84%	[l]	0.63%
12/31/14	14.46	0.12		1.44	1.56	(0.11)	(1.02)	(1.13)	14.89	11.06%		207,086	0.86%		0.85%		0.81%
Service Class I
6/30/19[r]	$9.15	$(0.01)		$1.90	$1.89	$-	$-	$-	$11.04	20.66%	[b]	$13,044	1.10%	[a]	1.10%	[l]	(0.16%	)[a]
12/31/18	12.74	0.03		0.67	0.70	(0.15)	(4.14)	(4.29)	9.15	0.66%		10,401	1.08%		1.08%	[1]	0.27%
12/31/17	11.29	0.07		2.89	2.96	(0.13)	(1.38)	(1.51)	12.74	27.32%		6,875	1.09%		1.09%	[l]	0.57%
12/31/16	12.41	0.06		0.37	0.43	(0.07)	(1.48)	(1.55)	11.29	3.54%		4,263	1.08%		1.08%	[l]	0.54%
12/31/15	14.80	0.05		0.63	0.68	(0.11)	(2.96)	(3.07)	12.41	5.91%		2,955	1.09%		1.09%	[l]	0.36%
12/31/14	14.40	0.09		1.43	1.52	(0.10)	(1.02)	(1.12)	14.80	10.81%		2,214	1.11%		1.10%		0.59%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	60%	61%	40%	49%	44%	51%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
6/30/19[r]	$12.38	$0.11	$1.38	$1.49	$-	$-	$-	$13.87	12.04%	[b]	$176,287	0.81%	[a]	0.79%[a]	1.65%	[a]
12/31/18	15.42	0.26	(1.63)	(1.37)	(0.25)	(1.42)	(1.67)	12.38	(10.34%	)	168,520	0.80%		0.78%	1.76%
12/31/17	14.74	0.25	1.83	2.08	(0.29)	(1.11)	(1.40)	15.42	15.10%		225,883	0.80%		0.79%	1.65%
12/31/16	14.20	0.26	1.56	1.82	(0.21)	(1.07)	(1.28)	14.74	13.25%		223,801	0.79%		N/A	1.81%
12/31/15	16.20	0.23	(0.76)	(0.53)	(0.22)	(1.25)	(1.47)	14.20	(2.88%	)	217,109	0.79%		N/A	1.51%
12/31/14	15.46	0.23	1.47	1.70	(0.25)	(0.71)	(0.96)	16.20	11.19%		219,679	0.79%		N/A	1.47%
Service Class I
6/30/19[r]	$12.17	$0.09	$1.36	$1.45	$-	$-	$-	$13.62	11.91%	[b]	$14,534	1.06%	[a]	1.04%[a]	1.40%	[a]
12/31/18	15.20	0.22	(1.60)	(1.38)	(0.23)	(1.42)	(1.65)	12.17	(10.56%	)	13,283	1.05%		1.03%	1.53%
12/31/17	14.57	0.21	1.80	2.01	(0.27)	(1.11)	(1.38)	15.20	14.78%		13,212	1.05%		1.04%	1.39%
12/31/16	14.05	0.22	1.55	1.77	(0.18)	(1.07)	(1.25)	14.57	13.05%		9,319	1.04%		N/A	1.55%
12/31/15	16.07	0.19	(0.76)	(0.57)	(0.20)	(1.25)	(1.45)	14.05	(3.18%	)	7,757	1.04%		N/A	1.26%
12/31/14	15.37	0.19	1.47	1.66	(0.25)	(0.71)	(0.96)	16.07	10.98%		5,611	1.04%		N/A	1.21%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	103%	28%	18%	20%	19%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
6/30/19[r]	$10.25	$0.13	$2.03	$2.16	$-	$-	$-	$12.41	21.07%	[b]	$397,945	0.80%	[a]	N/A	2.29%	[a]
12/31/18	13.04	0.15	(1.16)	(1.01)	(0.15)	(1.63)	(1.78)	10.25	(9.53%	)	179,973	0.83%		N/A	1.21%
12/31/17	11.54	0.14	2.56	2.70	(0.16)	(1.04)	(1.20)	13.04	24.16%		206,795	0.83%		N/A	1.10%
12/31/16	11.74	0.14	0.76	0.90	(0.14)	(0.96)	(1.10)	11.54	7.55%		218,698	0.82%		N/A	1.18%
12/31/15	12.61	0.14	(0.33)	(0.19)	(0.14)	(0.54)	(0.68)	11.74	(1.36%	)	224,808	0.86%		0.85%	1.13%
12/31/14	12.44	0.16	0.33	0.49	(0.11)	(0.21)	(0.32)	12.61	3.95%		210,395	0.95%		0.90%	1.29%
Class II
6/30/19[r]	$10.48	$0.13	$2.08	$2.21	$-	$-	$-	$12.69	21.09%	[b]	$17,254	0.80%	[a]	N/A	2.16%	[a]
12/31/18	13.30	0.15	(1.19)	(1.04)	(0.15)	(1.63)	(1.78)	10.48	(9.57%	)	14,950	0.83%		N/A	1.21%
12/31/17	11.74	0.14	2.62	2.76	(0.16)	(1.04)	(1.20)	13.30	24.30%		18,082	0.83%		N/A	1.09%
12/31/16	11.93	0.14	0.77	0.91	(0.14)	(0.96)	(1.10)	11.74	7.54%		15,757	0.82%		N/A	1.17%
12/31/15	12.81	0.15	(0.34)	(0.19)	(0.15)	(0.54)	(0.69)	11.93	(1.35%	)	15,876	0.83%		0.81%	1.13%
12/31/14	12.63	0.17	0.33	0.50	(0.11)	(0.21)	(0.32)	12.81	4.00%		17,481	0.85%		0.80%	1.35%
Service Class I
6/30/19[r]	$10.11	$0.11	$2.01	$2.12	$-	$-	$-	$12.23	20.97%	[b]	$15,867	1.05%	[a]	N/A	1.91%	[a]
12/31/18	12.90	0.12	(1.16)	(1.04)	(0.12)	(1.63)	(1.75)	10.11	(9.84%	)	13,989	1.08%		N/A	0.97%
12/31/17	11.43	0.11	2.54	2.65	(0.14)	(1.04)	(1.18)	12.90	23.95%		15,989	1.08%		N/A	0.84%
12/31/16	11.65	0.10	0.76	0.86	(0.12)	(0.96)	(1.08)	11.43	7.25%		12,129	1.07%		N/A	0.89%
12/31/15	12.52	0.10	(0.31)	(0.21)	(0.12)	(0.54)	(0.66)	11.65	(1.55%	)	10,646	1.11%		1.10%	0.84%
12/31/14	12.38	0.12	0.32	0.44	(0.09)	(0.21)	(0.30)	12.52	3.57%		9,220	1.20%		1.15%	1.00%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	8%	15%	10%	15%	17%	12%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$16.35	$0.10	$3.32	$3.42	$-	$-	$19.77	20.92%	[b]	$104,952	0.56%	[a]	1.05%	[a]
12/31/18	17.39	0.19	(1.07)	(0.88)	(0.16)	(0.16)	16.35	(5.20%	)	92,893	0.56%		1.07%
12/31/17	14.19	0.16	3.19	3.35	(0.15)	(0.15)	17.39	23.70%		111,830	0.56%		1.02%
12/31/16	13.18	0.15	1.00	1.15	(0.14)	(0.14)	14.19	8.77%		102,858	0.56%		1.10%
12/31/15	13.28	0.14	(0.08)	0.06	(0.16)	(0.16)	13.18	0.49%		106,578	0.56%		1.01%
12/31/14	12.08	0.14	1.20	1.34	(0.14)	(0.14)	13.28	11.19%		121,667	0.56%		1.16%
Service Class
6/30/19[r]	$16.22	$0.07	$3.31	$3.38	$-	$-	$19.60	20.84%	[b]	$41,153	0.81%	[a]	0.80%	[a]
12/31/18	17.27	0.15	(1.08)	(0.93)	(0.12)	(0.12)	16.22	(5.46%	)	33,821	0.81%		0.83%
12/31/17	14.10	0.12	3.17	3.29	(0.12)	(0.12)	17.27	23.41%		30,610	0.81%		0.77%
12/31/16	13.10	0.11	1.00	1.11	(0.11)	(0.11)	14.10	8.50%		23,197	0.81%		0.85%
12/31/15	13.21	0.10	(0.08)	0.02	(0.13)	(0.13)	13.10	0.18%		18,797	0.81%		0.76%
12/31/14	12.02	0.11	1.20	1.31	(0.12)	(0.12)	13.21	10.94%		18,929	0.81%		0.91%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	6%	15%	12%	17%	17%	20%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$8.49	$0.11	$1.15	$1.26	$-	$-	$-	$9.75	14.84%	[b]	$253,141	0.69%	[a]	2.31%	[a]
12/31/18	12.72	0.21	(1.25)	(1.04)	(0.22)	(2.97)	(3.19)	8.49	(11.68%	)	240,456	0.70%		1.86%
12/31/17	11.86	0.22	1.74	1.96	(0.21)	(0.89)	(1.10)	12.72	17.43%		289,310	0.70%		1.80%
12/31/16	11.35	0.22	1.55	1.77	(0.21)	(1.05)	(1.26)	11.86	16.40%		257,874	0.69%		1.97%
12/31/15	12.44	0.23	(0.31)	(0.08)	(0.24)	(0.77)	(1.01)	11.35	(0.09%	)	221,763	0.69%		1.90%
12/31/14	11.60	0.23	0.83	1.06	(0.22)	-	(0.22)	12.44	9.22%		232,187	0.70%		1.91%
Service Class
6/30/19[r]	$8.36	$0.09	$1.14	$1.23	$-	$-	$-	$9.59	14.71%	[b]	$28,182	0.94%	[a]	2.07%	[a]
12/31/18	12.58	0.18	(1.23)	(1.05)	(0.20)	(2.97)	(3.17)	8.36	(11.94%	)	24,440	0.95%		1.62%
12/31/17	11.74	0.19	1.73	1.92	(0.19)	(0.89)	(1.08)	12.58	17.21%		27,683	0.95%		1.55%
12/31/16	11.25	0.19	1.54	1.73	(0.19)	(1.05)	(1.24)	11.74	16.10%		20,626	0.94%		1.71%
12/31/15	12.34	0.20	(0.31)	(0.11)	(0.21)	(0.77)	(0.98)	11.25	(0.35%	)	16,906	0.94%		1.65%
12/31/14	11.51	0.20	0.83	1.03	(0.20)	-	(0.20)	12.34	8.96%		16,131	0.95%		1.66%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	22%	30%	110%	30%	27%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
6/30/19[r]	$8.91	$0.21	$0.96	$1.17	$-	$-	$-	$10.08	13.13%	[b]	$176,373	1.10%	[a]	1.00%	[a]	4.38%	[a]
12/31/18	11.97	0.21	(3.02)	(2.81)	(0.17)	(0.08)	(0.25)	8.91	(23.79%	)	154,540	1.12%		1.00%		1.91%
12/31/17	9.33	0.18	2.64	2.82	(0.18)	-	(0.18)	11.97	30.35%		187,213	1.09%		1.00%		1.62%
12/31/16	8.81	0.15	0.56	0.71	(0.17)	(0.02)	(0.19)	9.33	8.27%		150,753	1.07%		1.00%		1.70%
12/31/15	9.27	0.15	(0.59)	(0.44)	(0.02)	-	(0.02)	8.81	(4.77%	)	164,083	1.09%		1.00%		1.59%
12/31/14[g]	10.00	0.18	(0.65)	(0.47)	(0.20)	(0.06)	(0.26)	9.27	(4.67%	)[b]	123,915	1.15%	[a]	1.00%	[a]	1.79%	[a]
Service Class I
6/30/19[r]	$8.84	$0.20	$0.95	$1.15	$-	$-	$-	$9.99	13.01%	[b]	$5,662	1.35%	[a]	1.25%	[a]	4.22%	[a]
12/31/18	11.90	0.18	(2.99)	(2.81)	(0.17)	(0.08)	(0.25)	8.84	(23.98%	)	4,767	1.37%		1.25%		1.64%
12/31/17	9.29	0.11	2.67	2.78	(0.17)	-	(0.17)	11.90	30.05%		4,000	1.34%		1.25%		0.95%
12/31/16	8.78	0.13	0.56	0.69	(0.16)	(0.02)	(0.18)	9.29	7.97%		1,063	1.32%		1.25%		1.50%
12/31/15	9.27	0.10	(0.57)	(0.47)	(0.02)	-	(0.02)	8.78	(5.10%	)	1,513	1.35%		1.25%		1.11%
12/31/14[h]	10.29	0.07	(0.83)	(0.76)	(0.20)	(0.06)	(0.26)	9.27	(7.44%	)[b]	298	1.36%	[a]	1.25%	[a]	1.08%	[a]

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	19%	43%	45%	50%	46%	39%[b,g]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period January 7, 2014 (commencement of operations) through December 31, 2014.
h	For the period May 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$9.68	$0.03	$2.11	$2.14	$-	$-	$-	$11.82	22.11%	[b]	$89,568	0.73%	[a]	0.63%	[a]
12/31/18	10.69	0.06	(0.19)	(0.13)	(0.07)	(0.81)	(0.88)	9.68	(2.26%	)	83,211	0.72%		0.56%
12/31/17	10.63	0.07	3.23	3.30	(0.05)	(3.19)	(3.24)	10.69	33.51%		106,989	0.73%		0.58%
12/31/16	11.70	0.03	(0.06)	(0.03)	(0.01)	(1.03)	(1.04)	10.63	(0.38%	)	103,315	0.70%		0.24%
12/31/15	14.06	0.01	0.58	0.59	-	(2.95)	(2.95)	11.70	5.12%		214,299	0.69%		0.10%
12/31/14	14.63	(0.01)	1.36	1.35	-	(1.92)	(1.92)	14.06	9.51%		242,229	0.69%		(0.07%	)
Service Class
6/30/19[r]	$9.36	$0.02	$2.04	$2.06	$-	$-	$-	$11.42	22.01%	[b]	$13,730	0.98%	[a]	0.39%	[a]
12/31/18	10.37	0.03	(0.17)	(0.14)	(0.06)	(0.81)	(0.87)	9.36	(2.46%	)	10,591	0.97%		0.30%
12/31/17	10.41	0.03	3.15	3.18	(0.03)	(3.19)	(3.22)	10.37	33.00%		7,510	0.98%		0.29%
12/31/16	11.48	(0.00)[d]	(0.04)	(0.04)	-	(1.03)	(1.03)	10.41	(0.52%	)	3,604	0.95%		(0.02%	)
12/31/15	13.89	(0.02)	0.56	0.54	-	(2.95)	(2.95)	11.48	4.80%		3,501	0.94%		(0.15%	)
12/31/14	14.51	(0.04)	1.34	1.30	-	(1.92)	(1.92)	13.89	9.23%		2,726	0.94%		(0.29%	)

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	2%	16%	3%	134%	73%	77%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$11.90	$0.06	$0.76	$0.82	$-	$-	$-	$12.72	6.94%	[b]	$125,095	1.06%	[a]	1.05%	[a]
12/31/18	12.63	0.12	(0.69)	(0.57)	(0.16)	-	(0.16)	11.90	(4.69%	)	121,635	0.96%		0.99%
12/31/17	11.74	0.14	0.91	1.05	(0.16)	-	(0.16)	12.63	9.03%		150,737	0.90%		1.13%
12/31/16	14.27	0.17	0.31	0.48	(0.26)	(2.75)	(3.01)	11.74	3.69%		151,537	0.91%		1.29%
12/31/15	14.11	0.17	0.25	0.42	(0.26)	-	(0.26)	14.27	3.01%		162,332	0.89%		1.18%
12/31/14	14.33	0.16	0.46	0.62	(0.10)	(0.74)	(0.84)	14.11	4.41%		336,931	0.90%		1.14%
Service Class
6/30/19[r]	$11.80	$0.05	$0.75	$0.80	$-	$-	$-	$12.60	6.81%	[b]	$29,640	1.31%	[a]	0.80%	[a]
12/31/18	12.53	0.09	(0.70)	(0.61)	(0.12)	-	(0.12)	11.80	(4.93%	)	28,963	1.21%		0.74%
12/31/17	11.64	0.11	0.91	1.02	(0.13)	-	(0.13)	12.53	8.76%		33,698	1.15%		0.88%
12/31/16	14.18	0.14	0.29	0.43	(0.22)	(2.75)	(2.97)	11.64	3.42%		32,569	1.16%		1.04%
12/31/15	14.02	0.14	0.24	0.38	(0.22)	-	(0.22)	14.18	2.79%		33,180	1.14%		0.95%
12/31/14	14.25	0.13	0.45	0.58	(0.07)	(0.74)	(0.81)	14.02	4.14%		31,812	1.15%		0.88%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	1%	5%	2%	4%	3%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$13.94	$0.01	$3.36	$3.37	$-	$-	$-	$17.31	24.18%	[b]	$403,425	0.81%	[a]	0.15%	[a]
12/31/18	16.19	0.01	(0.07)	(0.06)	-	(2.19)	(2.19)	13.94	(2.17%	)	328,715	0.81%		0.07%
12/31/17	14.35	(0.01)	3.45	3.44	(0.01)	(1.59)	(1.60)	16.19	24.81%		382,666	0.81%		(0.08%	)
12/31/16	15.50	(0.00)[d]	0.97	0.97	-	(2.12)	(2.12)	14.35	6.29%		352,754	0.81%		(0.02%	)
12/31/15	16.41	(0.01)	1.05	1.04	-	(1.95)	(1.95)	15.50	6.78%		375,328	0.81%		(0.07%	)
12/31/14	16.59	(0.03)	2.11	2.08	-	(2.26)	(2.26)	16.41	13.27%		377,028	0.81%		(0.17%	)
Service Class
6/30/19[r]	$13.37	$(0.01)	$3.23	$3.22	$-	$-	$-	$16.59	24.08%	[b]	$107,197	1.06%	[a]	(0.10%	)[a]
12/31/18	15.65	(0.03)	(0.06)	(0.09)	-	(2.19)	(2.19)	13.37	(2.45%	)	88,952	1.06%		(0.18%	)
12/31/17	13.95	(0.05)	3.34	3.29	-	(1.59)	(1.59)	15.65	24.47%		91,145	1.06%		(0.33%	)
12/31/16	15.16	(0.04)	0.95	0.91	-	(2.12)	(2.12)	13.95	6.02%		71,227	1.06%		(0.27%	)
12/31/15	16.12	(0.05)	1.04	0.99	-	(1.95)	(1.95)	15.16	6.59%		66,936	1.06%		(0.31%	)
12/31/14	16.38	(0.07)	2.07	2.00	-	(2.26)	(2.26)	16.12	12.93%		56,457	1.06%		(0.42%	)

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	18%	26%	28%	29%	35%	25%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$9.35	$0.10	$1.51	$1.61	$-	$-	$-	$10.96	17.22%	[b]	$373,506	0.88%	[a]	1.88%	[a]
12/31/18	12.14	0.15	(1.48)	(1.33)	(0.19)	(1.27)	(1.46)	9.35	(12.99%	)	343,432	0.88%		1.30%
12/31/17	11.79	0.20	1.09	1.29	(0.19)	(0.75)	(0.94)	12.14	11.70%		438,601	0.88%		1.69%
12/31/16	10.74	0.17	2.22	2.39	(0.19)	(1.15)	(1.34)	11.79	23.23%		433,046	0.88%		1.55%
12/31/15	13.12	0.16	(0.43)	(0.27)	(0.25)	(1.86)	(2.11)	10.74	(1.45%	)	427,920	0.88%		1.26%
12/31/14	13.65	0.19	1.97	2.16	(0.24)	(2.45)	(2.69)	13.12	16.66%		465,533	0.88%		1.39%
Service Class
6/30/19[r]	$9.18	$0.08	$1.50	$1.58	$-	$-	$-	$10.76	17.21%	[b]	$50,050	1.13%	[a]	1.65%	[a]
12/31/18	11.96	0.12	(1.47)	(1.35)	(0.16)	(1.27)	(1.43)	9.18	(13.31%	)	43,275	1.13%		1.06%
12/31/17	11.63	0.17	1.08	1.25	(0.17)	(0.75)	(0.92)	11.96	11.46%		49,723	1.13%		1.46%
12/31/16	10.62	0.15	2.18	2.33	(0.17)	(1.15)	(1.32)	11.63	22.86%		44,148	1.13%		1.35%
12/31/15	12.99	0.12	(0.41)	(0.29)	(0.22)	(1.86)	(2.08)	10.62	(1.60%	)	32,950	1.13%		1.03%
12/31/14	13.55	0.16	1.94	2.10	(0.21)	(2.45)	(2.66)	12.99	16.33%		30,017	1.13%		1.16%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	19%	59%	42%	52%	68%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$12.82	$(0.00)[d]	$3.22	$3.22	$-	$-	$16.04	25.13%[b]	$173,378	1.10%[a]	1.08%[a]	(0.03%)[a]
12/31/18	14.98	(0.03)	(0.32)	(0.35)	(1.81)	(1.81)	12.82	(4.87%)	151,854	1.09%	1.07%	(0.17%)
12/31/17	12.69	(0.03)	2.87	2.84	(0.55)	(0.55)	14.98	22.81%	198,404	1.09%	1.09%[k]	(0.21%)
12/31/16	13.51	0.00 [d]	1.59	1.59	(2.41)	(2.41)	12.69	12.74%	191,245	1.10%	N/A	0.01%
12/31/15	17.85	(0.04)	(0.74)	(0.78)	(3.56)	(3.56)	13.51	(5.11%)	194,889	1.09%	N/A	(0.22%)
12/31/14	22.81	(0.09)	1.21	1.12	(6.08)	(6.08)	17.85	5.92%	253,096	1.08%	N/A	(0.43%)
Service Class
6/30/19[r]	$12.11	$(0.02)	$3.04	$3.02	$-	$-	$15.13	24.97%[b]	$23,943	1.35%[a]	1.33%[a]	(0.28%)[a]
12/31/18	14.27	(0.06)	(0.29)	(0.35)	(1.81)	(1.81)	12.11	(5.11%)	19,281	1.34%	1.32%	(0.39%)
12/31/17	12.14	(0.06)	2.74	2.68	(0.55)	(0.55)	14.27	22.51%	16,124	1.35%	1.34%	(0.45%)
12/31/16	13.05	(0.03)	1.53	1.50	(2.41)	(2.41)	12.14	12.46%	12,969	1.35%	N/A	(0.23%)
12/31/15	17.40	(0.07)	(0.72)	(0.79)	(3.56)	(3.56)	13.05	(5.33%)	11,375	1.34%	N/A	(0.46%)
12/31/14	22.44	(0.13)	1.17	1.04	(6.08)	(6.08)	17.40	5.62%	9,977	1.33%	N/A	(0.67%)

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	31%	76%	74%	105%	78%	78%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
6/30/19[r]	$13.86	$0.03		$2.36	$2.39	$-	$-	$-	$16.25	17.17%	[b]	$74,974	1.04%	[a]	0.99%	[a]	0.38%	[a]
12/31/18	16.90	0.05		(2.01)	(1.96)	(0.06)	(1.02)	(1.08)	13.86	(12.94%	)	66,976	1.02%		0.97%		0.30%
12/31/17	17.23	0.05		1.73	1.78	(0.10)	(2.01)	(2.11)	16.90	11.69%		89,256	1.02%		0.97%		0.30%
12/31/16	14.88	0.10		4.44	4.54	(0.10)	(2.09)	(2.19)	17.23	32.46%		88,729	1.02%		0.97%		0.66%
12/31/15	17.59	0.10		(1.06)	(0.96)	(0.06)	(1.69)	(1.75)	14.88	(5.36%	)	88,068	1.09%		1.05%		0.62%
12/31/14	23.88	0.05		(0.01)	0.04	-	(6.33)	(6.33)	17.59	0.47%		95,788	1.17%		1.15%		0.26%
Service Class I
6/30/19[r]	$13.43	$0.01		$2.30	$2.31	$-	$-	$-	$15.74	17.13%	[b]	$23,057	1.29%	[a]	1.24%	[a]	0.13%	[a]
12/31/18	16.43	0.01		(1.96)	(1.95)	(0.03)	(1.02)	(1.05)	13.43	(13.19%	)	19,861	1.27%		1.22%		0.06%
12/31/17	16.83	0.01		1.68	1.69	(0.08)	(2.01)	(2.09)	16.43	11.42%		20,671	1.27%		1.22%		0.06%
12/31/16	14.58	0.07		4.34	4.41	(0.07)	(2.09)	(2.16)	16.83	32.16%		15,465	1.27%		1.22%		0.44%
12/31/15	17.29	0.06		(1.06)	(1.00)	(0.02)	(1.69)	(1.71)	14.58	(5.65%	)	10,829	1.33%		1.30%		0.37%
12/31/14	23.63	0.00	[d]	(0.01)	(0.01)	-	(6.33)	(6.33)	17.29	0.24%		10,726	1.42%		1.40%		0.02%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	11%	22%	14%	23%	44%	22%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
6/30/19[r]	$10.61	$0.06	$1.45	$1.51	$-	$-	$-	$12.12	14.12%	[b]	$177,232	0.80%	[a]	1.07%	[a]
12/31/18	13.99	0.09	(1.87)	(1.78)	(0.07)	(1.53)	(1.60)	10.61	(15.00%	)	163,607	0.80%		0.63%
12/31/17	13.23	0.06	1.60	1.66	(0.07)	(0.83)	(0.90)	13.99	13.44%		210,030	0.80%		0.47%
12/31/16	11.34	0.06	2.70	2.76	(0.07)	(0.80)	(0.87)	13.23	25.10%		211,849	0.79%		0.51%
12/31/15	14.69	0.07	(0.89)	(0.82)	(0.11)	(2.42)	(2.53)	11.34	(5.53%	)	197,297	0.79%		0.50%
12/31/14	13.80	0.11	1.19	1.30	(0.09)	(0.32)	(0.41)	14.69	9.45%		236,399	0.79%		0.80%
Service Class
6/30/19[r]	$10.50	$0.05	$1.42	$1.47	$-	$-	$-	$11.97	14.00%	[b]	$22,239	1.05%	[a]	0.83%	[a]
12/31/18	13.85	0.05	(1.83)	(1.78)	(0.04)	(1.53)	(1.57)	10.50	(15.12%	)	19,189	1.05%		0.39%
12/31/17	13.12	0.03	1.57	1.60	(0.04)	(0.83)	(0.87)	13.85	13.08%		22,386	1.05%		0.23%
12/31/16	11.25	0.03	2.68	2.71	(0.04)	(0.80)	(0.84)	13.12	24.83%		19,563	1.04%		0.26%
12/31/15	14.59	0.04	(0.89)	(0.85)	(0.07)	(2.42)	(2.49)	11.25	(5.74%	)	15,919	1.04%		0.27%
12/31/14	13.72	0.08	1.18	1.26	(0.07)	(0.32)	(0.39)	14.59	9.16%		15,484	1.04%		0.56%

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	18%	38%	34%	58%	42%	46%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Class II
6/30/19[r]	$10.16	$0.14	$0.51	$0.65	$-	$-	$-	$10.81	6.40%	[b]	$355,819	0.60%	[a]	0.60%	[a,k]	N/A		2.74%	[a]
12/31/18	10.36	0.25	(0.26)	(0.01)	(0.19)	-	(0.19)	10.16	(0.07%	)	353,571	0.60%		0.60%	[l]	N/A		2.51%
12/31/17	10.27	0.19	0.11	0.30	(0.21)	-	(0.21)	10.36	2.96%		408,199	0.62%		0.60%		N/A		1.85%
12/31/16	10.19	0.17	0.09	0.26	(0.18)	-	(0.18)	10.27	2.52%		393,276	0.62%		0.60%		N/A		1.67%
12/31/15	10.64	0.14	(0.11)	0.03	(0.36)	(0.12)	(0.48)	10.19	0.24%		328,928	0.66%		0.60%		N/A		1.32%
12/31/14	10.34	0.13	0.36	0.49	(0.19)	-	(0.19)	10.64	4.75%		403,732	0.70%	[p]	0.65%	[p]	0.65%	[n]	1.27%	[p]
Service Class I
6/30/19[r]	$10.06	$0.13	$0.50	$0.63	$-	$-	$-	$10.69	6.26%	[b]	$29,815	0.85%	[a]	0.85%	[a,k]	N/A		2.49%	[a]
12/31/18	10.27	0.23	(0.27)	(0.04)	(0.17)	-	(0.17)	10.06	(0.35%	)	25,533	0.85%		0.85%	[l]	N/A		2.28%
12/31/17	10.18	0.16	0.12	0.28	(0.19)	-	(0.19)	10.27	2.73%		21,858	0.87%		0.85%		N/A		1.60%
12/31/16	10.11	0.15	0.09	0.24	(0.17)	-	(0.17)	10.18	2.30%		19,079	0.87%		0.85%		N/A		1.43%
12/31/15	10.57	0.11	(0.11)	(0.00)[d]	(0.34)	(0.12)	(0.46)	10.11	(0.05%	)	17,161	0.90%		0.85%		N/A		1.09%
12/31/14	10.29	0.10	0.35	0.45	(0.17)	-	(0.17)	10.57	4.43%		14,435	0.95%	[p]	0.90%	[p]	0.90%	[n]	1.00%	[p]

	Six months ended June 30, 2019[b,r]	Year ended December 31
		2018	2017	2016	2015	2014
Portfolio turnover rate	101%	250%	313%	278%	322%	447%[u]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

n	Amount of interest expense had no impact on the ratio of expenses to average daily net assets.
p

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

r	Unaudited.
u	Excludes Treasury roll transactions. Including these transactions, the portfolio turnover would have been 479% for the year ended December 31, 2014.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Growth Fund (“Fundamental Growth Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Growth & Income Fund (“Growth & Income Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML International Equity Fund (“International Equity Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Managed Volatility Fund (“Managed Volatility Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

MML Total Return Bond Fund (“Total Return Bond Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of the Trust, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Notes to Financial Statements (Unaudited) (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such other members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Unaudited) (Continued)

the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in

Notes to Financial Statements (Unaudited) (Continued)

the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Fundamental Value Fund, Income & Growth Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of June 30, 2019. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of June 30, 2019, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3		Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$399,510,170	$9,256,209	*	$775,038	**	$409,541,417
Mutual Funds	94,743	-		-		94,743
Short-Term Investments	1,059	1,337,946		-		1,339,005

Total Investments	$399,605,972	$10,594,155		$775,038		$410,975,165

Equity Income Fund
Asset Investments
Common Stock	$422,491,124	$15,914,534	*	$-		$438,405,658
Preferred Stock	11,891,138	-		-		11,891,138
Corporate Debt	-	3,104,128		-		3,104,128
Mutual Funds	381,536	-		-		381,536
Short-Term Investments	1,059	7,005,537		-		7,006,596

Total Investments	$434,764,857	$26,024,199		$-		$460,789,056

Liability Derivatives
Futures Contracts	$(4,667)	$-		$-		$(4,667)

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2		Level 3	Total
Equity Index Fund
Asset Investments
Common Stock	$544,372,047	$-		$-	$544,372,047
Mutual Funds	254,943	-		-	254,943
Short-Term Investments	-	5,388,120		-	5,388,120

Total Investments	$544,626,990	$5,388,120		$-	$550,015,110

Asset Derivatives
Futures Contracts	$69,089	$-		$-	$69,089

Focused Equity Fund
Asset Investments
Common Stock	$274,010,661	$12,558,011	*	$-	$286,568,672
Short-Term Investments	-	5,640,314		-	5,640,314

Total Investments	$274,010,661	$18,198,325		$-	$292,208,986

Foreign Fund
Asset Investments
Common Stock*
Canada	$8,016,241	$-		$-	$8,016,241
Cayman Islands	3,306,031	9,357,144		-	12,663,175
China	-	7,562,299		-	7,562,299
Denmark	-	4,421,947		-	4,421,947
France	-	43,197,570		-	43,197,570
Germany	-	38,400,557		-	38,400,557
Hong Kong	-	7,897,748		-	7,897,748
Ireland	-	10,834,020		-	10,834,020
Israel	3,085,294	-		-	3,085,294
Italy	-	7,266,012		-	7,266,012
Japan	-	43,006,664		-	43,006,664
Luxembourg	-	4,865,023		-	4,865,023
Netherlands	4,675,519	10,732,416		-	15,407,935
Norway	-	3,779,764		-	3,779,764
Republic of Korea	4,240,784	11,637,322		-	15,878,106
Singapore	-	5,252,955		-	5,252,955
Switzerland	-	15,225,560		-	15,225,560
Taiwan	-	4,296,961		-	4,296,961
Thailand	-	466,843		-	466,843
United Kingdom	6,685,224	42,904,609		-	49,589,833
Mutual Funds	2,093,504	-		-	2,093,504
Short-Term Investments	-	8,815,856		-	8,815,856

Total Investments	$32,102,597	$279,921,270		$-	$312,023,867

Fundamental Growth Fund
Asset Investments
Common Stock	$108,566,447	$1,136,982	*	$-	$109,703,429
Short-Term Investments	-	1,152,201		-	1,152,201

Total Investments	$108,566,447	$2,289,183		$-	$110,855,630

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2		Level 3	Total
Global Fund
Asset Investments
Common Stock*
Austria	$-	$1,462,362		$-	$1,462,362
Brazil	1,422,511	-		-	1,422,511
Canada	8,078,220	-		-	8,078,220
Cayman Islands	-	763,142		-	763,142
Denmark	-	2,826,911		-	2,826,911
France	-	48,407,973		-	48,407,973
Germany	-	17,412,885		-	17,412,885
Ireland	26,017,560	7,210,603		-	33,228,163
Israel	5,134,818	-		-	5,134,818
Japan	-	12,726,240		-	12,726,240
Mexico	1,179,535	-		-	1,179,535
Netherlands	1,707,985	9,881,408		-	11,589,393
Republic of Korea	-	3,388,029		-	3,388,029
Spain	-	5,490,687		-	5,490,687
Sweden	-	9,669,630		-	9,669,630
Switzerland	-	32,073,140		-	32,073,140
Thailand	-	864,467		-	864,467
United Kingdom	7,240,559	31,860,419		-	39,100,978
United States	193,244,830	-		-	193,244,830
Short-Term Investments	-	2,886,517		-	2,886,517

Total Investments	$244,026,018	$186,924,413		$-	$430,950,431

Growth & Income Fund
Asset Investments
Common Stock	$137,686,643	$7,657,631	*	$-	$145,344,274
Short-Term Investments	-	1,141,973		-	1,141,973

Total Investments	$137,686,643	$8,799,604		$-	$146,486,247

International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$3,829,450		$-	$3,829,450
Canada	2,688,243	-		-	2,688,243
Cayman Islands	2,206,955	-		-	2,206,955
France	-	21,482,251		-	21,482,251
Germany	-	30,755,491		-	30,755,491
India	-	526,158		-	526,158
Indonesia	-	1,994,802		-	1,994,802
Ireland	5,529,344	-		-	5,529,344
Italy	-	6,453,880		-	6,453,880
Japan	-	8,342,510		-	8,342,510
Mexico	1,120,832	-		-	1,120,832
Netherlands	-	13,467,718		-	13,467,718
Republic of Korea	-	6,243,342		-	6,243,342
South Africa	-	3,537,119		-	3,537,119
Sweden	-	10,921,785		-	10,921,785
Switzerland	-	14,892,528		-	14,892,528

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2	Level 3		Total

International Equity Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Taiwan	$-	$1,861,362	$-		$1,861,362
United Kingdom	3,980,661	35,441,804	-		39,422,465
Short-Term Investments	-	6,840,906	-		6,840,906

Total Investments	$15,526,035	$166,591,106	$-		$182,117,141

Liability Derivatives
Forward Contracts	$-	$(30,515)	$-		$(30,515)

Large Cap Growth Fund
Asset Investments
Common Stock	$99,416,438	$2,845,628	$-		$102,262,066
Short-Term Investments	-	1,110,906	-		1,110,906

Total Investments	$99,416,438	$3,956,534	$-		$103,372,972

Managed Volatility Fund
Asset Investments
Common Stock	$153,673,009	$-	$-		$153,673,009
Corporate Debt	-	-	-	+,**	-
Mutual Funds	914	-	-		914
Purchased Options	626,080	-	-		626,080
Short-Term Investments	-	4,489,213	-		4,489,213

Total Investments	$154,300,003	$4,489,213	$-		$158,789,216

Liability Derivatives
Written Options	$(3,474,168)	$-	$-		$(3,474,168)

Mid Cap Growth Fund
Asset Investments
Common Stock	$478,028,972	$118,500	$1,081,128	**	$479,228,600
Preferred Stock	-	-	2,905,558	**	2,905,558
Mutual Funds	4,314,246	-	-		4,314,246
Short-Term Investments	20,130,527	9,460,664	-		29,591,191

Total Investments	$502,473,745	$9,579,164	$3,986,686		$516,039,595

Mid Cap Value Fund
Asset Investments
Common Stock	$373,541,298	$32,872,784 *	$-		$406,414,082
Mutual Funds	13,415,580	-	-		13,415,580
Short-Term Investments	-	3,518,183	-		3,518,183

Total Investments	$386,956,878	$36,390,967	$-		$423,347,845

Asset Derivatives
Forward Contracts	$-	$5,086	$-		$5,086

Liability Derivatives
Forward Contracts	$-	$(120,776)	$-		$(120,776)

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2	Level 3		Total
Small Cap Growth Equity Fund
Asset Investments
Common Stock	$191,601,282	$-	$222,011	**	$191,823,293
Preferred Stock	-	-	389,764	**	389,764
Mutual Funds	5,967,693	-	-		5,967,693
Short-Term Investments	-	5,806,864	-		5,806,864

Total Investments	$197,568,975	$5,806,864	$611,775		$203,987,614

Small Company Value Fund
Asset Investments
Common Stock	$96,298,406	$-	$-		$96,298,406
Mutual Funds	652,099	-	-		652,099
Short-Term Investments	1,048	1,908,125	-		1,909,173

Total Investments	$96,951,553	$1,908,125	$-		$98,859,678

Total Return Bond Fund
Asset Investments
Bank Loans	$-	$985,785	$-		$985,785
Corporate Debt	-	103,722,332	-		103,722,332
Municipal Obligations	-	4,861,615	-		4,861,615
Non-U.S. Government Agency Obligations	-	56,403,925	-		56,403,925
Sovereign Debt Obligations	-	402,290	-		402,290
U.S. Government Agency Obligations and Instrumentalities	-	114,009,023	-		114,009,023
U.S. Treasury Obligations	-	92,035,837	-		92,035,837
Mutual Funds	5,464,780	-	-		5,464,780
Short-Term Investments	-	30,741,708	-		30,741,708

Total Investments	$5,464,780	$403,162,515	$-		$408,627,295

Asset Derivatives
Futures Contracts	$1,057,768	$-	$-		$1,057,768
Swap Agreements	-	401,865	-		401,865

Total	$1,057,768	$401,865	$-		$1,459,633

Liability Derivatives
Futures Contracts	$(40,088)	$-	$-		$(40,088)
Swap Agreements	-	(368,256)	-		(368,256)

Total	$(40,088)	$(368,256)	$-		$(408,344)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2019 is not presented.

+	Represents a security at $0 value as of June 30, 2019.

Notes to Financial Statements (Unaudited) (Continued)

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of June 30, 2019.

Statements of Assets and Liabilities location:	Blue Chip Growth Fund	Equity Income Fund	Equity Index Fund	Foreign Fund	Managed Volatility Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	Small Company Value Fund	Small/ Mid Cap Value Fund	Total Return Bond Fund

Receivables from:
Collateral pledged for open futures contracts		X	X
Collateral pledged for open swaps agreements										X

Payables for:
Investments purchased on a when-issued basis						X				X
Securities on loan	X	X	X	X	X	X	X	X	X	X
Due to custodian		X

The Funds had no Level 3 transfers during the period ended June 30, 2019.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2019, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Equity Income Fund	Equity Index Fund	International Equity Fund	Managed Volatility Fund	Mid Cap Value Fund	Total Return Bond Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management			A		A

Futures Contracts**
Hedging/Risk Management	A					A
Duration/Credit Quality Management						A
Substitution for Direct Investment		A				M

Interest Rate Swaps***
Hedging/Risk Management						A
Duration Management						A

Options (Purchased)
Hedging/Risk Management				A

Options (Written)
Hedging/Risk Management				A
Income				A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2019, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Income Fund
Liability Derivatives
Futures Contracts^^	$(4,667)	$-	$-	$(4,667)

Change in Appreciation (Depreciation)##
Futures Contracts	$(4,667)	$-	$-	$(4,667)

Equity Index Fund
Asset Derivatives
Futures Contracts^^	$69,089	$-	$-	$69,089

Realized Gain (Loss)#
Futures Contracts	$1,618,885	$-	$-	$1,618,885

Change in Appreciation (Depreciation)##
Futures Contracts	$649,959	$-	$-	$649,959

International Equity Fund
Liability Derivatives
Forward Contracts^	$-	$(30,515)	$-	$(30,515)

Realized Gain (Loss)#
Forward Contracts	$-	$156,969	$-	$156,969

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(107,530)	$-	$(107,530)

Managed Volatility Fund
Asset Derivatives
Purchased Options*,^^^	$626,080	$-	$-	$626,080

Liability Derivatives
Written Options^,^^^	$(3,474,168)	$-	$-	$(3,474,168)

Realized Gain (Loss)#
Purchased Options	$(3,877,517)	$-	$-	$(3,877,517)
Written Options	(10,640,103)	-	-	(10,640,103)

Total Realized Gain (Loss)	$(14,517,620)	$-	$-	$(14,517,620)

Change in Appreciation (Depreciation)##
Purchased Options	$(267,720)	$-	$-	$(267,720)
Written Options	(325,261)	-	-	(325,261)

Total Change in Appreciation (Depreciation)	$(592,981)	$-	$-	$(592,981)

Notes to Financial Statements (Unaudited) (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$-	$5,086	$-	$5,086

Liability Derivatives
Forward Contracts^	$-	$(120,776)	$-	$(120,776)

Realized Gain (Loss)#
Forward Contracts	$-	$215,192	$-	$215,192

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$64,973	$-	$64,973

Total Return Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$1,057,768	$1,057,768
Swap Agreements^^,^^^	-	-	401,865	401,865

Total Value	$-	$-	$1,459,633	$1,459,633

Liability Derivatives
Futures Contracts^^	$-	$-	$(40,088)	$(40,088)
Swap Agreements^^,^^^	-	-	(368,256)	(368,256)

Total Value	$-	$-	$(408,344)	$(408,344)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$1,449,776	$1,449,776
Swap Agreements	-	-	1,545	1,545

Total Realized Gain (Loss)	$-	$-	$1,451,321	$1,451,321

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$16,516	$16,516
Swap Agreements	-	-	14,205	14,205

Total Change in Appreciation (Depreciation)	$-	$-	$30,721	$30,721

*	Statements of Assets and Liabilities location: Investments, at value or Receivables from: open forward contracts, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents exchange-traded purchased options, centrally cleared swaps, or exchange-traded written options, which are not subject to a master netting agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

Notes to Financial Statements (Unaudited) (Continued)

For the period ended June 30, 2019, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Equity Income Fund	6	$-	$-	-	-
Equity Index Fund	57	-	-	-	-
International Equity Fund	-	3,257,048	-	-	-
Managed Volatility Fund	-	-	-	542	542
Mid Cap Value Fund	-	29,159,116	-	-	-
Total Return Bond Fund	623	-	34,320,000	-	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2019.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of June 30, 2019.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Mid Cap Value Fund
Bank of America N.A.	$4,961	$-	$-	$4,961
Morgan Stanley & Co. LLC	125	(125)	-	-

	$5,086	$(125)	$-	$4,961

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of June 30, 2019.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
International Equity Fund
State Street Bank and Trust Co.	$(30,515)	$-	$-	$(30,515)

Mid Cap Value Fund
Credit Suisse International	$(49,861)	$-	$-	$(49,861)
Goldman Sachs & Co.	(40,605)	-	-	(40,605)
JP Morgan Chase Bank N.A.	(13,985)	-	-	(13,985)
Morgan Stanley & Co. LLC	(16,325)	125	-	(16,200)

	$(120,776)	$125	$-	$(120,651)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Notes to Financial Statements (Unaudited) (Continued)

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the period ended June 30, 2019, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Notes to Financial Statements (Unaudited) (Continued)

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap	Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

Notes to Financial Statements (Unaudited) (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs

Notes to Financial Statements (Unaudited) (Continued)

will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may

Notes to Financial Statements (Unaudited) (Continued)

cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At June 30, 2019, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Notes to Financial Statements (Unaudited) (Continued)

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At June 30, 2019, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at June 30, 2019.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending

Notes to Financial Statements (Unaudited) (Continued)

its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the period ended June 30, 2019, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the Foreign Fund and the International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Notes to Financial Statements (Unaudited) (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends	and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Blue Chip Growth Fund	0.75% on the first $400 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $400 million
Equity Income Fund	0.75% on the first $500 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $500 million
Equity Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Focused Equity Fund	0.70% on the first $250 million; and	Wellington Management Company LLP
0.60% on any excess over $250 million
Foreign Fund	0.89% on the first $500 million; and	Templeton Investment Counsel, LLC
0.85% on any excess over $500 million
Fundamental Growth Fund	0.62% on the first $250 million; and	Wellington Management Company LLP
0.60% on any excess over $250 million
Fundamental Value Fund*	0.60% on the first $500 million; and	Boston Partners Global Investors, Inc.
0.575% on any excess over $500 million
Global Fund	0.60% on the first $500 million; and	Massachusetts Financial Services Company
0.55% on any excess over $500 million
Growth & Income Fund	0.50% on the first $500 million; and	Massachusetts Financial Services Company
0.475% on any excess over $500 million
Income & Growth Fund	0.65% on the first $500 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC
0.60% on any excess over $500 million

Notes to Financial Statements (Unaudited) (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
International Equity Fund	0.80% on the first $250 million; and	Harris Associates L.P.
0.75% on any excess over $250 million
Large Cap Growth Fund	0.65% on the first $500 million; and	Loomis, Sayles & Company, L.P.
0.60% on any excess over $500 million
Managed Volatility Fund	0.75% on the first $500 million; and	Gateway Investment Advisers, LLC
0.70% on any excess over $500 million
Mid Cap Growth Fund	0.77% on the first $500 million; and	T. Rowe Price Associates, Inc.
0.75% on any excess over $500 million
Mid Cap Value Fund	0.84% on the first $500 million; and	American Century Investment Management, Inc.
0.80% on any excess over $500 million
Small Cap Growth Equity Fund	1.04% on the first $200 million; and	Wellington Management Company LLP
1.00% on any excess over $200 million
Small Company Value Fund	0.80% on the first $150 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $150 million
Small/Mid Cap Value Fund	0.75% on the first $500 million; and	AllianceBernstein L.P.
0.70% on any excess over $500 million
Total Return Bond Fund	0.40% on the first $500 million; and	Metropolitan West Asset Management, LLC
0.38% on any excess over $500 million

*	Effective February 5, 2019, Boston Partners Global Investors, Inc. replaced Wellington Management Company LLP as subadviser to the Fund.

Administration Fees

For the Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, International Equity Fund, Small Company Value Fund, and Total Return Bond Fund, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
Equity Index Fund	0.30%	0.15%	None	0.30%
Focused Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Growth Fund	N/A	0.15%	N/A	0.15%
Fundamental Value Fund	N/A	0.15%	N/A	0.15%
Global Fund	0.15%	0.15%	N/A	0.15%
International Equity Fund	N/A	0.15%	N/A	0.15%
Small Company Value Fund	N/A	0.15%	N/A	0.15%
Total Return Bond Fund	N/A	0.15%	N/A	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Notes to Financial Statements (Unaudited) (Continued)

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class II	Service Class I
International Equity Fund*	1.00%	1.25%
Total Return Bond Fund*	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2020.

Prior to May 1, 2019, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Fundamental Growth Fund	0.85%	1.10%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

MML Advisers has agreed to voluntarily waive 0.03% of the advisory fee of the Equity Income Fund and 0.05% of the advisory fee of the Small Company Value Fund. MML Advisers may amend or discontinue these waivers at any time without advance notice.

MML Advisers has agreed to waive 0.04% of the advisory fee of the Foreign Fund through April 30, 2020.

MML Advisers has agreed to waive 0.02% of the advisory fee of each of the Fundamental Value Fund and Small Cap Growth Equity Fund through April 30, 2020.

Prior to May 1, 2019, MML Advisers agreed to voluntarily waive 0.05% of the advisory fee of the Focused Equity Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the period ended June 30, 2019, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Foreign Fund	$3,033
Large Cap Growth Fund	114
Managed Volatility Fund	290
Small Cap Growth Equity Fund	1,235
Small/Mid Cap Value Fund	2,638

Notes to Financial Statements (Unaudited) (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2019, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$53,307,319	$-	$68,647,200
Equity Income Fund	-	37,618,022	-	63,282,124
Equity Index Fund	-	20,260,557	-	209,054,130
Focused Equity Fund	-	245,956,170	-	39,600,094
Foreign Fund	-	65,581,208	-	65,303,911
Fundamental Growth Fund	-	62,920,036	-	70,241,737
Fundamental Value Fund	-	191,757,970	-	205,601,500
Global Fund	-	203,159,182	-	25,540,522
Growth & Income Fund	-	8,993,652	-	14,574,585
Income & Growth Fund	-	60,336,694	-	77,819,658
International Equity Fund	-	35,126,249	-	31,732,242
Large Cap Growth Fund	-	2,321,962	-	11,436,418
Managed Volatility Fund	-	852,796	-	23,019,828
Mid Cap Growth Fund	-	78,549,668	-	88,225,392
Mid Cap Value Fund	-	76,492,628	-	91,602,686
Small Cap Growth Equity Fund	-	57,618,312	-	69,942,091
Small Company Value Fund	-	10,239,967	-	11,845,844
Small/Mid Cap Value Fund	-	35,109,795	-	40,240,991
Total Return Bond Fund	355,063,948	25,110,876	346,495,368	62,142,717

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales
Mid Cap Value Fund	$-	$5,231

Notes to Financial Statements (Unaudited) (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Blue Chip Growth Fund Initial Class
Sold	604,005	$9,706,121	2,464,836	$41,097,524
Issued as reinvestment of dividends	-	-	3,092,597	52,821,553
Redeemed	(1,779,590)	(29,492,452)	(5,453,960)	(99,386,541)

Net increase (decrease)	(1,175,585)	$(19,786,331)	103,473	$(5,467,464)

Blue Chip Growth Fund Service Class
Sold	648,637	$10,460,973	1,887,622	$32,739,994
Issued as reinvestment of dividends	-	-	1,191,730	19,580,121
Redeemed	(412,729)	(6,622,197)	(555,547)	(9,584,052)

Net increase (decrease)	235,908	$3,838,776	2,523,805	$42,736,063

Equity Income Fund Initial Class
Sold	439,924	$4,744,741	3,644,888	$42,637,761
Issued as reinvestment of dividends	-	-	4,160,678	48,263,863
Redeemed	(3,757,302)	(41,453,039)	(7,303,653)	(88,411,458)

Net increase (decrease)	(3,317,378)	$(36,708,298)	501,913	$2,490,166

Equity Income Fund Service Class
Sold	254,539	$2,765,176	699,128	$7,902,373
Issued as reinvestment of dividends	-	-	857,536	9,835,943
Redeemed	(540,037)	(5,922,054)	(930,971)	(11,027,261)

Net increase (decrease)	(285,498)	$(3,156,878)	625,693	$6,711,055

Equity Index Fund Class I
Sold	148,637	$4,713,083	91,995	$2,966,868
Issued as reinvestment of dividends	-	-	98,430	3,197,012
Redeemed	(225,127)	(7,155,859)	(479,758)	(15,243,014)

Net increase (decrease)	(76,490)	$(2,442,776)	(289,333)	$(9,079,134)

Equity Index Fund Class II
Sold	600,686	$19,412,921	361,961	$11,272,722
Issued as reinvestment of dividends	-	-	283,559	9,207,167
Redeemed	(315,941)	(9,991,992)	(982,582)	(31,137,585)

Net increase (decrease)	284,745	$9,420,929	(337,062)	$(10,657,696)

Equity Index Fund Class III
Sold	9,644	$305,030	615,653	$20,621,085
Issued as reinvestment of dividends	-	-	720,026	23,328,843
Redeemed	(6,542,992)	(211,749,550)	(1,580,294)	(51,246,919)

Net increase (decrease)	(6,533,348)	$(211,444,520)	(244,615)	$(7,296,991)

Equity Index Fund Service Class I
Sold	26,135	$807,053	74,399	$2,163,647
Issued as reinvestment of dividends	-	-	74,604	2,351,504
Redeemed	(121,575)	(3,707,812)	(267,117)	(8,195,819)

Net increase (decrease)	(95,440)	$(2,900,759)	(118,114)	$(3,680,668)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Focused Equity Fund Class II
Sold	37,806,995	$231,256,767	2,662,739	$21,522,181
Issued as reinvestment of dividends	-	-	5,355,691	30,902,335
Redeemed	(3,702,694)	(22,403,760)	(3,486,605)	(31,677,720)

Net increase (decrease)	34,104,301	$208,853,007	4,531,825	$20,746,796

Focused Equity Fund Service Class I
Sold	494,385	$2,782,234	376,431	$3,091,551
Issued as reinvestment of dividends	-	-	1,215,818	6,784,266
Redeemed	(237,022)	(1,370,947)	(257,087)	(2,172,837)

Net increase (decrease)	257,363	$1,411,287	1,335,162	$7,702,980

Foreign Fund Initial Class
Sold	1,138,593	$11,223,396	3,243,058	$34,018,741
Issued as reinvestment of dividends	-	-	713,437	7,662,312
Redeemed	(2,589,095)	(25,614,239)	(6,201,582)	(68,110,318)

Net increase (decrease)	(1,450,502)	$(14,390,843)	(2,245,087)	$(26,429,265)

Foreign Fund Service Class
Sold	36,542	$356,915	116,294	$1,204,281
Issued as reinvestment of dividends	-	-	20,065	214,292
Redeemed	(94,174)	(922,879)	(149,688)	(1,604,937)

Net increase (decrease)	(57,632)	$(565,964)	(13,329)	$(186,364)

Fundamental Growth Fund Class II
Sold	179,595	$1,878,253	1,949,758	$21,593,805
Issued as reinvestment of dividends	-	-	2,708,246	29,655,294
Redeemed	(1,197,644)	(12,420,837)	(4,370,488)	(55,762,299)

Net increase (decrease)	(1,018,049)	$(10,542,584)	287,516	$(4,513,200)

Fundamental Growth Fund Service Class I
Sold	147,605	$1,552,230	458,941	$5,393,912
Issued as reinvestment of dividends	-	-	270,393	2,890,500
Redeemed	(103,545)	(1,079,001)	(131,913)	(1,611,718)

Net increase (decrease)	44,060	$473,229	597,421	$6,672,694

Fundamental Value Fund Class II
Sold	274,496	$3,684,939	1,036,350	$15,435,084
Issued as reinvestment of dividends	-	-	1,508,659	21,649,257
Redeemed	(1,177,421)	(15,853,561)	(3,583,028)	(53,723,159)

Net increase (decrease)	(902,925)	$(12,168,622)	(1,038,019)	$(16,638,818)

Fundamental Value Fund Service Class I
Sold	88,164	$1,167,379	250,690	$3,680,455
Issued as reinvestment of dividends	-	-	112,320	1,585,954
Redeemed	(112,466)	(1,495,882)	(140,737)	(2,035,818)

Net increase (decrease)	(24,302)	$(328,503)	222,273	$3,230,591

Global Fund Class I
Sold	16,817,008	$201,095,005	2,554,449	$31,314,905
Issued as reinvestment of dividends	-	-	2,338,747	27,480,281
Redeemed	(2,315,546)	(26,781,828)	(3,185,325)	(39,543,208)

Net increase (decrease)	14,501,462	$174,313,177	1,707,871	$19,251,978

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Global Fund Class II
Sold	21,058	$252,958	39,560	$504,041
Issued as reinvestment of dividends	-	-	189,873	2,282,278
Redeemed	(87,974)	(1,043,627)	(162,413)	(2,040,592)

Net increase (decrease)	(66,916)	$(790,669)	67,020	$745,727

Global Fund Service Class I
Sold	96,609	$1,110,147	207,223	$2,493,252
Issued as reinvestment of dividends	-	-	181,734	2,109,930
Redeemed	(182,514)	(2,091,905)	(245,364)	(3,007,449)

Net increase (decrease)	(85,905)	$(981,758)	143,593	$1,595,733

Growth & Income Fund Initial Class
Sold	36,740	$683,381	119,769	$2,132,714
Issued as reinvestment of dividends	-	-	49,276	922,933
Redeemed	(410,937)	(7,657,860)	(918,605)	(16,393,730)

Net increase (decrease)	(374,197)	$(6,974,479)	(749,560)	$(13,338,083)

Growth & Income Fund Service Class
Sold	147,126	$2,695,968	578,617	$10,270,519
Issued as reinvestment of dividends	-	-	13,045	242,772
Redeemed	(131,935)	(2,433,191)	(279,656)	(4,937,473)

Net increase (decrease)	15,191	$262,777	312,006	$5,575,818

Income & Growth Fund Initial Class
Sold	310,697	$2,924,815	3,358,694	$36,563,702
Issued as reinvestment of dividends	-	-	6,882,783	68,070,720
Redeemed	(2,677,955)	(25,042,628)	(4,660,765)	(54,495,441)

Net increase (decrease)	(2,367,258)	$(22,117,813)	5,580,712	$50,138,981

Income & Growth Fund Service Class
Sold	188,652	$1,745,437	457,539	$5,136,040
Issued as reinvestment of dividends	-	-	718,834	7,008,633
Redeemed	(174,003)	(1,609,390)	(454,154)	(5,067,384)

Net increase (decrease)	14,649	$136,047	722,219	$7,077,289

International Equity Fund Class II
Sold	1,321,000	$12,482,271	3,756,873	$38,252,215
Issued as reinvestment of dividends	-	-	373,555	4,053,077
Redeemed	(1,166,517)	(11,482,404)	(2,418,348)	(27,520,770)

Net increase (decrease)	154,483	$999,867	1,712,080	$14,784,522

International Equity Fund Service Class I
Sold	60,242	$592,174	250,373	$2,770,944
Issued as reinvestment of dividends	-	-	10,810	116,423
Redeemed	(32,579)	(321,421)	(57,918)	(625,081)

Net increase (decrease)	27,663	$270,753	203,265	$2,262,286

Large Cap Growth Fund Initial Class
Sold	199,372	$2,098,449	2,298,401	$24,058,167
Issued as reinvestment of dividends	-	-	643,854	7,127,458
Redeemed	(1,215,407)	(13,054,091)	(4,357,531)	(47,416,397)

Net increase (decrease)	(1,016,035)	$(10,955,642)	(1,415,276)	$(16,230,772)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Large Cap Growth Fund Service Class
Sold	173,245	$1,867,881	446,254	$4,710,446
Issued as reinvestment of dividends	-	-	77,140	826,941
Redeemed	(101,695)	(1,068,606)	(116,132)	(1,228,847)

Net increase (decrease)	71,550	$799,275	407,262	$4,308,540

Managed Volatility Fund Initial Class
Sold	487,104	$6,124,159	492,848	$6,197,396
Issued as reinvestment of dividends	-	-	133,484	1,709,123
Redeemed	(878,785)	(10,960,141)	(2,333,988)	(29,063,105)

Net increase (decrease)	(391,681)	$(4,835,982)	(1,707,656)	$(21,156,586)

Managed Volatility Fund Service Class
Sold	73,190	$905,992	202,575	$2,518,645
Issued as reinvestment of dividends	-	-	24,099	306,248
Redeemed	(176,032)	(2,180,049)	(461,486)	(5,753,477)

Net increase (decrease)	(102,842)	$(1,274,057)	(234,812)	$(2,928,584)

Mid Cap Growth Fund Initial Class
Sold	1,781,534	$29,543,340	1,138,114	$18,294,113
Issued as reinvestment of dividends	-	-	2,925,630	47,102,641
Redeemed	(2,064,572)	(33,114,232)	(4,110,331)	(67,894,871)

Net increase (decrease)	(283,038)	$(3,570,892)	(46,587)	$(2,498,117)

Mid Cap Growth Fund Service Class
Sold	297,175	$4,564,487	844,382	$13,330,015
Issued as reinvestment of dividends	-	-	825,741	12,765,952
Redeemed	(487,873)	(7,539,871)	(841,191)	(13,264,688)

Net increase (decrease)	(190,698)	$(2,975,384)	828,932	$12,831,279

Mid Cap Value Fund Initial Class
Sold	720,695	$7,402,262	2,443,831	$26,255,117
Issued as reinvestment of dividends	-	-	4,297,558	48,304,550
Redeemed	(3,381,747)	(35,826,560)	(6,127,501)	(71,122,235)

Net increase (decrease)	(2,661,052)	$(28,424,298)	613,888	$3,437,432

Mid Cap Value Fund Service Class
Sold	262,536	$2,735,498	648,931	$7,119,700
Issued as reinvestment of dividends	-	-	534,477	5,905,971
Redeemed	(321,019)	(3,342,771)	(630,619)	(7,122,019)

Net increase (decrease)	(58,483)	$(607,273)	552,789	$5,903,652

Small Cap Growth Equity Fund Initial Class
Sold	383,203	$5,850,186	1,193,475	$16,874,435
Issued as reinvestment of dividends	-	-	1,248,350	20,293,872
Redeemed	(1,420,626)	(21,654,935)	(3,841,118)	(59,693,280)

Net increase (decrease)	(1,037,423)	$(15,804,749)	(1,399,293)	$(22,524,973)

Small Cap Growth Equity Fund Service Class
Sold	148,238	$2,129,365	493,662	$7,292,510
Issued as reinvestment of dividends	-	-	154,642	2,377,009
Redeemed	(158,362)	(2,270,326)	(186,179)	(2,690,123)

Net increase (decrease)	(10,124)	$(140,961)	462,125	$6,979,396

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Small Company Value Fund Class II
Sold	170,332	$2,725,126	311,558	$5,228,843
Issued as reinvestment of dividends	-	-	294,350	5,157,012
Redeemed	(390,319)	(6,108,057)	(1,053,838)	(17,716,346)

Net increase (decrease)	(219,987)	$(3,382,931)	(447,930)	$(7,330,491)

Small Company Value Fund Service Class I
Sold	105,300	$1,604,056	339,490	$5,463,333
Issued as reinvestment of dividends	-	-	82,700	1,405,903
Redeemed	(118,480)	(1,789,808)	(201,731)	(3,241,623)

Net increase (decrease)	(13,180)	$(185,752)	220,459	$3,627,613

Small/Mid Cap Value Fund Initial Class
Sold	458,015	$5,197,045	1,709,758	$21,459,255
Issued as reinvestment of dividends	-	-	1,642,960	21,802,071
Redeemed	(1,243,591)	(14,806,555)	(2,953,473)	(40,187,875)

Net increase (decrease)	(785,576)	$(9,609,510)	399,245	$3,073,451

Small/Mid Cap Value Fund Service Class
Sold	151,449	$1,763,273	288,847	$3,713,859
Issued as reinvestment of dividends	-	-	190,987	2,507,665
Redeemed	(121,175)	(1,420,678)	(267,604)	(3,553,391)

Net increase (decrease)	30,274	$342,595	212,230	$2,668,133

Total Return Bond Fund Class II
Sold	2,409,553	$24,896,865	4,313,580	$44,049,434
Issued as reinvestment of dividends	-	-	720,882	7,259,284
Redeemed	(4,301,612)	(44,892,390)	(9,622,499)	(97,319,609)

Net increase (decrease)	(1,892,059)	$(19,995,525)	(4,588,037)	$(46,010,891)

Total Return Bond Fund Service Class I
Sold	368,526	$3,818,238	675,219	$6,781,521
Issued as reinvestment of dividends	-	-	41,780	416,963
Redeemed	(118,198)	(1,219,910)	(306,990)	(3,080,609)

Net increase (decrease)	250,328	$2,598,328	410,009	$4,117,875

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Information

At June 30, 2019, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$241,566,477	$171,584,014	$(2,175,326)	$169,408,688
Equity Income Fund	389,957,985	89,305,350	(18,474,279)	70,831,071
Equity Index Fund	357,362,474	206,339,470	(13,686,834)	192,652,636
Focused Equity Fund	275,095,087	17,124,353	(10,454)	17,113,899
Foreign Fund	311,666,630	31,905,832	(31,548,595)	357,237
Fundamental Growth Fund	89,975,116	21,193,074	(312,560)	20,880,514
Fundamental Value Fund	177,049,753	16,283,474	(3,949,782)	12,333,692
Global Fund	374,163,598	67,976,040	(11,189,207)	56,786,833
Growth & Income Fund	93,121,549	56,416,068	(3,051,370)	53,364,698
Income & Growth Fund	269,588,194	29,782,863	(17,984,870)	11,797,993
International Equity Fund	197,137,693	9,145,688	(24,166,240)	(15,020,552)
Large Cap Growth Fund	68,558,895	36,306,661	(1,492,584)	34,814,077
Managed Volatility Fund	107,713,906	58,829,570	(7,754,260)	51,075,310
Mid Cap Growth Fund	374,025,736	155,654,150	(13,640,291)	142,013,859
Mid Cap Value Fund	403,131,519	45,599,802	(25,383,476)	20,216,326
Small Cap Growth Equity Fund	174,735,859	36,308,009	(7,056,254)	29,251,755
Small Company Value Fund	77,737,521	26,452,042	(5,329,885)	21,122,157
Small/Mid Cap Value Fund	195,442,840	27,003,363	(19,863,363)	7,140,000
Total Return Bond Fund	400,011,743	10,168,832	(1,553,280)	8,615,552

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2018, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Managed Volatility Fund	$5,688,779	$-
Total Return Bond Fund	6,931,323	2,687,567

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain
Blue Chip Growth Fund	$2,762,920	$69,638,754
Equity Income Fund	10,466,886	47,632,920
Equity Index Fund	13,482,441	24,602,086
Focused Equity Fund	11,225,249	26,461,352
Foreign Fund	7,876,604	-
Fundamental Growth Fund	3,230,141	29,315,653
Fundamental Value Fund	4,334,895	18,900,316
Global Fund	3,159,128	28,713,361
Growth & Income Fund	1,165,705	-
Income & Growth Fund	11,954,498	63,124,855
International Equity Fund	2,955,099	1,214,401
Large Cap Growth Fund	2,955,815	4,998,584
Managed Volatility Fund	2,015,371	-
Mid Cap Growth Fund	2,899,486	56,969,107
Mid Cap Value Fund	12,507,747	41,702,774
Small Cap Growth Equity Fund	8,093,369	14,577,512
Small Company Value Fund	444,790	6,118,125
Small/Mid Cap Value Fund	1,752,551	22,557,185
Total Return Bond Fund	7,676,247	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2018:

Amount
Foreign Fund	$610,400
Global Fund	209,422
International Equity Fund	412,337

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2018, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

Notes to Financial Statements (Unaudited) (Continued)

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$-	$52,442,781	$(59,459)	$116,309,494
Equity Income Fund	11,270,345	40,923,546	(87,701)	26,103,385
Equity Index Fund	16,182,916	46,915,165	(114,462)	207,199,224
Focused Equity Fund	2,443,895	4,583,485	(16,041)	991,476
Foreign Fund	5,562,645	4,636,330	(63,330)	(12,993,881)
Fundamental Growth Fund	800,702	21,185,964	(22,385)	8,550,983
Fundamental Value Fund	5,992,279	19,375,050	(30,162)	14,642,888
Global Fund	2,940,576	13,188,882	(30,088)	15,722,524
Growth & Income Fund	1,443,154	12,954,715	(29,425)	31,860,594
Income & Growth Fund	7,814,137	8,012,333	(39,497)	(24,763,101)
International Equity Fund	4,167,639	10,979,227	(16,538)	(32,886,807)
Large Cap Growth Fund	571,996	12,609,401	(25,841)	18,354,360
Managed Volatility Fund	2,468,628	(5,688,779)	(48,736)	33,689,950
Mid Cap Growth Fund	4,508,508	61,457,198	(69,458)	71,401,478
Mid Cap Value Fund	11,246,040	38,140,933	(80,333)	(44,941,227)
Small Cap Growth Equity Fund	4,374,913	29,548,359	(48,600)	(428,871)
Small Company Value Fund	403,171	13,644,620	(15,637)	7,486,919
Small/Mid Cap Value Fund	2,996,229	21,734,450	(38,517)	(11,058,832)
Total Return Bond Fund	11,302,033	(9,618,890)	(52,435)	(4,645,326)

The Funds did not have any unrecognized tax benefits at June 30, 2019, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2019, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of ASU 2018-13 and has early adopted the disclosure requirements and the impact, if any, is reflected within the Funds’ financial statements.

Notes to Financial Statements (Unaudited) (Continued)

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amounts sought to be recovered from the Equity Income Fund and Equity Index Fund are approximately $4,562,800 and $207,706, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to June 30, 2019, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective July 1, 2019, MML Advisers has agreed to voluntarily waive an additional 0.01% of the advisory fee of the Foreign Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Tina Wilson resigned as President of the Trust effective as of August 9, 2019. Eric H. Wietsma was elected as President of the Trust effective August 9, 2019.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

Effective for periods ending on or after March 31, 2019, the Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT will be available on the SEC’s EDGAR database on its website at http://www.sec.gov. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in March 2019, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), reviewed and approved a proposal to amend the subadvisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the Blue Chip Growth Fund to modify the transitional credit language in the agreement. In arriving at their decision, the Trustees discussed the fees payable to T. Rowe Price by MML Advisers and concluded that the modified transitional credit language was appropriate and in the best interests of the Fund. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amendment to the subadvisory agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreement became effective on April 1, 2019.

At their meetings in May and June 2019, the Contract Committee (the “Committee”) and the Trustees, including the Independent Trustees, re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Blue Chip Growth Fund, Equity Income Fund, Equity Index Fund, Focused Equity Fund, Foreign Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, Growth & Income Fund, Income & Growth Fund, International Equity Fund, Large Cap Growth Fund, Managed Volatility Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Equity Fund, Small Company Value Fund, Small/Mid Cap Value Fund, and Total Return Bond Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability

Other Information (Unaudited) (Continued)

to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2018. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for the following Funds were within the top sixty percent of their peer groups, and in most cases in the top forty percent. Those Funds include the Income & Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Growth & Income Fund, Managed Volatility Fund, Small/Mid Cap Value Fund, Total Return Bond Fund, Fundamental Growth Fund, Global Fund, and Equity Index Fund. Of those Funds, all had net advisory fees below the medians of their peers, except the Income & Growth Fund, Large Cap Growth Fund, and Mid Cap Growth Fund, all of which had net advisory fees that were within what the Committee considered a sufficiently limited margin from the median as not to call into question their continuation.

In the case of the Fundamental Value Fund and International Equity Fund, the Committee considered that each Fund had a total net expense ratio outside the top sixty percent of their peer groups, but a net advisory fee below the peer group median.

The Committee considered a number of other Funds with relatively high total net expense ratios and net advisory fees, but whose net advisory fees MML Advisers considered to be within an appropriate range for the reason described below. MML Advisers noted that the advisory agreements for those Funds require the adviser itself to bear some or all of the Funds’ shareholder servicing expense. The Committee considered MML Advisers’ statement that, if the net advisory fees for those Funds were reduced by the portion of the fees attributable to administrative services (which include shareholder services), the net advisory fee would be less than, or within what MML Advisers considers an acceptable margin of, the applicable peer group median. Those Funds included the Small Cap Growth Equity Fund, Foreign Fund, Mid Cap Value Fund, Equity Income Fund, and Blue Chip Growth Fund. The Committee noted that with respect to the Foreign Fund, MML Advisers was proposing to implement an additional voluntary one basis point advisory fee waiver in order to reduce the Fund’s net advisory fee and total net expense ratio.

The Committee also considered MML Advisers’ statements that, although the total net expense ratio and net advisory fee of the Focused Equity Fund were outside the top sixty percent of its peer group (63rd comparative percentile in each case), the Fund’s net advisory fee was only one basis point above the peer group median, and the Fund’s total net expense ratio was six basis points above the peer group median. As to the Small Company Value Fund, the Committee considered MML Advisers’ statements that, although the Fund’s total net expense ratio and net advisory fee were outside the top sixty percent of its peer group (72nd percentile and 79th percentile, respectively), MML Advisers viewed the net advisory fee as competitive at 5 basis points above the peer group median, and the Fund had first-decile three year performance.

The Committee determined on the basis of these factors that the expenses of those Funds were consistent with the continuation of their advisory agreements.

The Committee considered that the following Funds achieved one- and three-year investment performance above the medians of their performance categories, or in the top sixty percent of their performance categories. Those included the Small Cap Growth Equity Fund, Small Company Value Fund, Mid Cap Value Fund, Equity Income Fund, Blue Chip Growth Fund, Mid Cap Growth

Other Information (Unaudited) (Continued)

Fund, Growth & Income Fund, Managed Volatility Fund, Small/Mid Cap Value Fund, Fundamental Growth Fund, Global Fund, Focused Equity Fund, and Equity Index Fund. In addition, the Committee considered that the Foreign Fund and Total Return Bond Fund both experienced three-year investment performance outside the top sixty percent of their performance categories, but experienced improved performance for the one-year period, in each case above the median of their performance categories.

The Committee considered that each of the International Equity Fund and Income & Growth Fund had achieved favorable three-year relative performance, but had experienced less favorable one-year performance. The Committee took into account MML Advisers’ continued confidence in the longer-term performance of the subadvisers in question.

As to the Large Cap Growth Fund, the Committee considered that the Fund’s current subadviser had replaced the prior subadviser within the three-year period, and that MML Advisers is satisfied with the subadviser’s performance since its appointment. As to the Fundamental Value Fund, the Committee considered that the Fund’s performance had improved from the 84th comparative percentile to the 74th percentile of its performance category between the three-year period and the one-year period, that the subadviser for the Fund had been changed recently, and that MML Advisers expects performance to improve as a result.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.” Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in June 2019, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to the existing subadvisory agreement between MML Advisers and American Century Investment Management, Inc. (“American Century”) for the Mid Cap Value Fund in order to lower the subadvisory fee paid on behalf of the Fund. In arriving at their decision, the Trustees discussed the fees payable to American Century on behalf of the Mid Cap Value Fund by MML Advisers and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreement are not excessive and the subadvisory fee amount under the amended subadvisory agreement is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amendment to the subadvisory agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreement became effective on June 20, 2019.

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2019

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2019:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2019.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.78%	$1,208.20	$4.22	$1,020.70	$3.86
Service Class	1,000	1.03%	1,206.70	5.57	1,019.50	5.10
Equity Income Fund
Initial Class	1,000	0.76%	1,157.40	4.02	1,020.80	3.77
Service Class	1,000	1.01%	1,156.20	5.34	1,019.60	5.00
Equity Index Fund
Class I	1,000	0.43%	1,182.30	2.30	1,022.40	2.13
Class II	1,000	0.28%	1,182.90	1.50	1,023.10	1.39
Class III	1,000	0.13%	1,184.00	0.70	1,023.90	0.65
Service Class I	1,000	0.68%	1,181.00	3.64	1,021.20	3.37
Focused Equity Fund
Class II	1,000	0.88%	1,206.40	4.76	1,020.20	4.36
Service Class I	1,000	1.13%	1,203.90	6.11	1,019.00	5.59
Foreign Fund
Initial Class	1,000	0.93%	1,076.80	4.74	1,020.00	4.61
Service Class	1,000	1.18%	1,073.90	6.00	1,018.70	5.84

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Fundamental Growth Fund
Class II	$1,000	0.85%	$1,209.20	$4.60	$1,020.40	$4.21
Service Class I	1,000	1.10%	1,206.60	5.95	1,019.10	5.45
Fundamental Value Fund
Class II	1,000	0.79%	1,120.40	4.11	1,020.60	3.91
Service Class I	1,000	1.04%	1,119.10	5.40	1,019.40	5.15
Global Fund
Class I	1,000	0.80%	1,210.70	4.34	1,020.60	3.96
Class II	1,000	0.80%	1,210.90	4.34	1,020.60	3.96
Service Class I	1,000	1.05%	1,209.70	5.69	1,019.40	5.20
Growth & Income Fund
Initial Class	1,000	0.56%	1,209.20	3.03	1,021.80	2.78
Service Class	1,000	0.81%	1,208.40	4.39	1,020.50	4.01
Income & Growth Fund
Initial Class	1,000	0.69%	1,148.40	3.63	1,021.10	3.42
Service Class	1,000	0.94%	1,147.10	4.95	1,019.90	4.66
International Equity Fund
Class II	1,000	1.00%	1,131.30	5.23	1,019.60	4.95
Service Class I	1,000	1.25%	1,130.10	6.53	1,018.40	6.19
Large Cap Growth Fund
Initial Class	1,000	0.73%	1,221.10	3.98	1,020.90	3.62
Service Class	1,000	0.98%	1,220.10	5.33	1,019.70	4.85
Managed Volatility Fund
Initial Class	1,000	1.06%	1,069.40	5.38	1,019.30	5.25
Service Class	1,000	1.31%	1,068.10	6.64	1,018.10	6.48
Mid Cap Growth Fund
Initial Class	1,000	0.81%	1,241.80	4.45	1,020.50	4.01
Service Class	1,000	1.06%	1,240.80	5.82	1,019.30	5.25
Mid Cap Value Fund
Initial Class	1,000	0.88%	1,172.20	4.69	1,020.20	4.36
Service Class	1,000	1.13%	1,172.10	6.02	1,019.00	5.59
Small Cap Growth Equity Fund
Initial Class	1,000	1.08%	1,251.30	5.96	1,019.20	5.35
Service Class	1,000	1.33%	1,249.70	7.34	1,018.00	6.58
Small Company Value Fund
Class II	1,000	0.99%	1,171.70	5.27	1,019.70	4.90
Service Class I	1,000	1.24%	1,171.30	6.60	1,018.40	6.14
Small/Mid Cap Value Fund
Initial Class	1,000	0.80%	1,141.20	4.20	1,020.60	3.96
Service Class	1,000	1.05%	1,140.00	5.51	1,019.40	5.20
Total Return Bond Fund
Class II	1,000	0.60%	1,064.00	3.04	1,021.60	2.97
Service Class I	1,000	0.85%	1,062.60	4.30	1,020.40	4.21

*

Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2019, multiplied by the average account value over the period, multiplied by 179 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, Connecticut 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45237-02

American Funds Insurance Series® Semi-annual report for the six months ended June 30, 2019

We believe in
investing in global
companies for
the long term.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products.

For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

45	Global Growth Fund

48	Global Small Capitalization Fund

51	Growth Fund

53	International Fund

56	New World Fund®

59	Blue Chip Income and Growth Fund

62	Global Growth and Income Fund

65	Growth-Income Fund

68	International Growth and Income Fund

71	Capital Income Builder®

76	Asset Allocation Fund

82	Global Balanced Fund

87	Bond Fund

92	Global Bond Fund

98	High-Income Bond Fund

102	Mortgage Fund

106	Ultra-Short Bond Fund

107	U.S. Government/AAA-Rated Securities Fund

112	Managed Risk Growth Fund

113	Managed Risk International Fund

114	Managed Risk Blue Chip Income and Growth Fund

115	Managed Risk Growth-Income Fund

117	Managed Risk Asset Allocation Fund

118	Financial statements

Fellow investors:

Global stocks advanced and several market indexes hit record highs in the six months ending June 30, 2019, with the MSCI ACWI (All Country World Index) 1,2 returning 16.23%. Investor sentiment improved as central banks around the world made it clear that the era of accommodative monetary policy is far from over, and as economies and earnings held up better than expected.

The United States had one of the strongest markets, as the MSCI USA Index1,3 climbed 18.79%, touching new all-time highs. While U.S. stocks strongly rallied coming out of a downturn toward the end of 2018, economic data was mixed. The U.S. economy grew at a strong 3.1% annual rate in the first quarter, but is expected to slow in the second quarter, and the labor market showed signs of plateauing. In May, only 75,000 jobs were added to the workforce, and wages grew 3.1% from the previous year — the slowest pace since September. The Conference Board’s consumer confidence index declined to its lowest point in nearly two years, likely due to rising trade tensions, but S&P 500 constituent firms reported upside corporate earnings surprises — particularly within communication services — which kept sentiment high.

Information technology stocks led markets higher for the first half of 2019, extending gains after a particularly strong first quarter. Cyclical stocks rallied as officials with the U.S. Federal Reserve and the European Central Bank suggested that interest rate cuts or other stimulus measures could be on the way. Health care, a traditionally defensive sector, lagged the overall market. Calls for drastic drug pricing reform by 2020 presidential candidates have weighed on sentiment and pressured stocks within the biotechnology industry. Energy stocks declined as crude oil prices dropped in early June.

The U.S. Federal Reserve kept the fed funds rate flat at 2.5% at its January, March and June meetings and said it expected no further increases for the rest of 2019. Recently, the Fed has gone even further, signaling it is now likely to cut rates, and actually doing so on July 31. Other central banks around the world echoed that dovish tone. The European Central bank revived a previously halted stimulus plan and indicated that negative interest rates would remain in place through the end of 2019.

In Europe, stocks rose on the prospects of lower interest rates and steady earnings despite continuing political turmoil, including the announced resignation of U.K. Prime Minster Theresa May amid stalled Brexit negotiations. Overall, the MSCI Europe Index1 gained 15.80% year-to-date. Elsewhere among developed markets, Japanese stocks rebounded in the first quarter despite an economic slowdown, with the MSCI Japan Index posting a 7.75% gain for the period but trailing other major global markets as exports remained weak. Emerging markets stocks fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. Overall, the MSCI Emerging Markets Investible Market Index1,4 gained 10.14% for the six months.

See page 2 for footnotes.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

American Funds Insurance Series	1

In bond markets, the Bloomberg Barclays U.S. Corporate Investment Grade Index5,6 gained 9.85% and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index5,7 rose 9.94% as investors sought higher yields than those offered by U.S. Treasuries. Bloomberg Barclays Global Aggregate Index5,8 climbed 5.57%, while the Bloomberg Barclays U.S. Aggregate Index5,9 increased 6.11%. The 10-year Treasury yield, which stood at 2.69% on December 31, 2018, fell to 2.00%. The J.P. Morgan Emerging Markets Bond Index Global10 gained 10.60%, aided by falling U.S. Treasury yields and a declining dollar against many emerging markets currencies.

The U.S. dollar was mixed but relatively unchanged against global currencies. In developed markets, the euro, Australian dollar and British pound slid 0.38%, 0.32% and 0.07%, respectively, while the Japanese yen advanced 1.83% and Canadian dollar gained 4.52% on the greenback.

The period was one of strong performance for American Funds Insurance Series, with most funds recording double-digit returns.

The road ahead

The U.S. economy has been resilient and strong, providing a good fundamental backdrop for the stock market. After a decline in the fourth quarter of 2018, investors have enjoyed a sharp recovery in the first half of 2019. In the midst of this positive environment, potential sources of volatility remain, the largest of which is probably the U.S.-China trade struggle. There is bipartisan support for reining in China on trade-related issues, so it appears that even if a deal is reached in the short term, the dispute may be a lengthy one — and markets may continue to rise and fall on the news. Other geopolitical tensions, such as developments regarding Iran, Russia, Venezuela and North Korea, also bear monitoring. In the U.K., while the fate of Brexit seems to drag on, there is some chance that come October 31, 2019, there will be a resolution. In the event of a hard Brexit, we would expect markets to react negatively. All of these events have the potential to move markets but we shouldn’t consider them all negative — they could also move markets forward if they resolve in a more positive way.

We had been on a trajectory of normalization of interest rates but geopolitical tensions and some evidence of a cooling U.S. economy, along with a fall in 10-year Treasury rates, have put pressure on the Fed to cut rates, which is expected to be helpful to markets. We will see if the economy responds in a positive way or if the Fed will have to cut further. With the bond market seemingly anticipating an economic slowdown while the equity market is anticipating continued growth, we could see market volatility reappear in the comings months.

We remain confident in our ability to find attractive companies for the long term. We continue to stay the course of conducting deep fundamental research with a long-term horizon, as well as an eye toward valuation and risk. We are optimistic that our robust investment process and our ability to identify solid companies at good valuations based on bottom-up analysis can serve our investors well in the long run.

We continue to have confidence this will remain the case, and thank you for your support. We look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

August 13, 2019

[1]	Source: MSCI.
[2]	The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.
[3]	The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market.
[4]	The MSCI Emerging Markets Investable Markets Index (IMI) is a free float-adjusted market capitalization-weighted index that is designed to measure results of the large-, mid- and small-capitalization segments of more than 20 emerging equity markets.
[5]	Source: Bloomberg Index Services Ltd.
[6]	The Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specific maturity, liquidity and quality requirements.
[7]	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	The Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[9]	The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[10]	The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for Global Growth and Income Fund from May 1, 2006, through December 31, 2008, for International Growth and Income Fund from November 18, 2008, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk Growth Fund, Managed Risk International Fund and Managed Risk Blue Chip Income and Growth Fund. The waivers and reimbursements will be in effect through at least May 1, 2020, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 21.41% for the six months ended June 30, 2019, compared with a 16.23% increase for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

An eclectic mix of information technology and consumer discretionary investments boosted the fund’s relative returns. Information technology sector stocks ASML and Paycom outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Amazon also helped the fund’s relative returns, boosted by revenue growth.

Investments in consumer staples were the biggest drag on relative results. Walgreens Boots Alliance Inc. hindered returns after its shares plunged in April on weak fiscal second-quarter results.

On a geographic basis, stocks of companies domiciled in the Netherlands and U.S. were additive to results, while stocks of companies based in the U.K. and Canada lagged on a relative basis.

Despite soaring valuations, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Country diversification	Percent of net assets
The Americas
United States	45.2%
Other	1.9
47.1

Europe
United Kingdom	6.6
Netherlands	6.2
France	5.6
Switzerland	4.5
Germany	2.3
Russian Federation	1.3
Denmark	1.2
Sweden	1.0
Other	1.3
30.0

Asia/Pacific Basin
China	4.6
Taiwan	3.5
Hong Kong	3.5
Japan	2.7
India	2.1
Other	2.1
18.5

Other regions
South Africa	1.1

Short-term securities & other assets less liabilities	3.3

Total	100.0%

4	American Funds Insurance Series

Global Growth Fund

Largest equity securities[2]	Percent of net assets
Amazon	6.74%
ASML	3.84
Microsoft	3.63
TSMC	3.51
Alphabet	3.19
Visa	3.14
AIA Group	2.56
Alibaba Group	2.49
Airbus	2.45
Broadcom	2.22

Total returns based on a $1,000 investment
For periods ended June 30, 2019[3]
	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1	21.41%	7.31%	9.53%	12.66%	9.91%	.55%
Class 1A	21.23	7.01	9.27	12.38	9.63	.80
Class 2	21.25	7.05	9.26	12.38	9.63	.80
Class 4	21.07	6.78	8.98	12.14	9.38	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 20.30% for the six months ended June 30, 2019. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 15.01%.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Optimism about U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

Fund holdings in the information technology sector contributed the most to relative returns. Information technology stock Paycom widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care companies Evolent Health and Allakos detracted from returns.

While investments in U.S. companies were additive to returns, investments in companies domiciled in Mexico detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds nearly 300 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

Country diversification	Percent of net assets
The Americas
United States	41.1%
Brazil	2.3
Canada	1.5
Other	1.3
46.2

Asia/Pacific Basin
India	5.6
China	5.1
Japan	5.1
Philippines	2.0
Hong Kong	1.6
Australia	1.1
Taiwan	1.0
South Korea	1.0
Other	1.2
23.7

Europe
United Kingdom	8.3
Germany	3.0
Italy	2.3
Sweden	2.1
Netherlands	2.1
Switzerland	1.6
Other	3.3
22.7

Short-term securities & other assets less liabilities	7.4

Total	100.0%

Largest equity securities[2]	Percent of net assets
GW Pharmaceuticals	3.20%
Insulet	2.81
Haemonetics	1.57
Kotak Mahindra Bank	1.51
International Container Terminal Services	1.46
frontdoor	1.24
CONMED	1.18
Integra LifeSciences Holdings	1.14
Paycom	1.11
Essent Group	1.08

6	American Funds Insurance Series

Global Small Capitalization Fund

Total returns based on a $1,000 investment
For periods ended June 30, 2019[3]
	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	20.30%	3.18%	6.00%	10.70%	9.47%	.74%
Class 1A	20.21	2.90	5.75	10.43	9.20	.99
Class 2	20.16	2.90	5.73	10.42	9.20	.99
Class 4	20.05	2.65	5.47	10.16	8.93	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 16.80% for the six months ended June 30, 2019, compared with a 18.54% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets shrugged off a sharp decline in December and rallied to all-time highs in April – achieving strong gains despite a volatile stretch in May. Solid economic growth and indications the U.S. Federal Reserve will keep interest rates low increased investor optimism that the economic expansion can be sustained longer than previously expected. Information technology stocks led markets higher, extending gains through June after a particularly strong first quarter. Outside the U.S., European stocks advanced despite signs of slowing economic growth and continued trade uncertainty. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries.

Companies in the communication services sector, led by Facebook and Netflix (which benefitted from strong user and revenue growth), contributed to relative results. Investments in the consumer discretionary and health-care sectors detracted from the fund’s relative results. The fund’s top detractor to returns was consumer discretionary company Tesla Inc. While Tesla has led an electric vehicle revolution in the automotive industry, it has experienced recent growing pains as it attacks the challenge of getting its moderately priced offerings built, delivered and serviced at volume.

Although U.S. economic growth remained solid, the fund’s portfolio managers are keeping a close watch on near-term economic indicators, such as wage growth, monetary policy and trade relations. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad near term economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities[2]	Percent of net assets
Facebook	5.60%
Microsoft	5.30
Amazon	3.60
Netflix	3.46
Alphabet	3.07
UnitedHealth Group	2.97
Broadcom	2.77
Intuitive Surgical	1.86
Home Depot	1.79
ServiceNow	1.76

8	American Funds Insurance Series

Growth Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	16.80%	6.22%	12.70%	15.37%	12.75%	.34%
Class 1A	16.66	5.96	12.44	15.09	12.47	.59
Class 2	16.65	5.95	12.42	15.09	12.47	.59
Class 3	16.68	6.02	12.50	15.17	12.55	.52
Class 4	16.51	5.70	12.14	14.82	12.19	.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 14.94% for the six months ended June 30, 2019. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), increased 13.60%.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

Investments in the financials and communication services sectors boosted relative returns with Indian companies Axis Bank and HDFC Bank among the top contributors thanks to favorable political and economic tail winds in India. Among the biggest detractors to relative returns was health-care sector stock Teva Pharmaceutical, whose stock price suffered amid continued opioid litigation.

The fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities in particular within those regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

Country diversification	Percent of net assets
Asia/Pacific Basin
Japan	14.0%
China	11.4
India	8.4
Hong Kong	7.4
South Korea	3.3
Australia	1.4
Philippines	1.2
Other	1.3
48.4

Europe
France	10.3
United Kingdom	8.6
Switzerland	5.3
Germany	4.0
Netherlands	2.3
Spain	1.9
Other	2.1
34.5

The Americas
Canada	2.8
Brazil	2.7
United States	1.4
Other	.3
7.2

Other regions
Other	1.8

Short-term securities & other assets less liabilities	8.1

Total	100.0%

Largest equity securities[2]	Percent of net assets
AIA Group	4.49%
Airbus	4.30
HDFC Bank	3.51
Novartis	2.92
Alibaba Group	2.48
Tencent	2.11
Kotak Mahindra Bank	1.77
Samsung Electronics	1.76
Vale	1.68
Pernod Ricard	1.42

10	American Funds Insurance Series

International Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	14.94%	0.08%	4.34%	7.89%	8.10%	.53%
Class 1A	14.76	–0.15	4.09	7.62	7.83	.78
Class 2	14.78	–0.14	4.08	7.62	7.83	.78
Class 3	14.87	–0.08	4.16	7.70	7.90	.71
Class 4	14.68	–0.42	3.82	7.37	7.57	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 19.23% for the six months ended June 30, 2019. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 16.23%. The MSCI Emerging Markets Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), increased by 10.58%.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

The fund’s relative returns outpaced emerging markets in general. Investments in the information technology and consumer staples sectors were beneficial to the fund. Digital payment company PagSeguro rose on the back of strong revenue growth as it gained market share from established banks. Among detractors, Sony hindered returns as increased pressure from cloud-based gaming competitors soured market sentiment.

The fund’s portfolio managers continue to pursue a bottom-up approach to investing and search for undervalued companies with solid foundations around the world, as well as stocks that are domestically focused and more insulated from geopolitical events given increased volatility at this point in the market cycle.

Country diversification	Percent of net assets
Asia/Pacific Basin
India	12.7%
China	11.8
Japan	3.7
Taiwan	2.9
Hong Kong	3.8
Other	4.2
39.1

The Americas
United States	20.4
Brazil	11.9
Canada	1.5
Other	2.4
36.2

Europe
United Kingdom	5.2
France	3.0
Russian Federation	2.9
Switzerland	2.1
Germany	2.0
Other	2.9
18.1

Other regions
Other	1.3

Short-term securities & other assets less liabilities	5.3

Total	100.0%

Largest equity securities[2]	Percent of net assets
Reliance Industries	6.06%
PagSeguro	2.96
HDFC Bank	2.66
TSMC	2.65
Alibaba Group	2.16
AIA Group	2.02
Vale	1.89
Microsoft	1.87
B3	1.86
Kotak Mahindra Bank	1.72

12	American Funds Insurance Series

New World Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio

Class 1	19.23%	6.90%	3.74%	7.80%	8.26%	.76%
Class 1A	19.10	6.66	3.49	7.53	8.00	1.01
Class 2	19.07	6.63	3.48	7.53	7.99	1.01
Class 4	18.96	6.40	3.23	7.27	7.73	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 11.14% for the six months ended June 30, 2019, trailing the 18.54% rise in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets shrugged off a sharp decline in December and rallied to all-time highs in April – achieving strong gains despite a volatile stretch in May. Solid economic growth and indications that the U.S. Federal Reserve will keep interest rates low increased investor optimism that the economic expansion can be sustained longer than previously expected. Information technology stocks led markets higher, extending gains through June after a particularly strong first quarter. Outside the U.S., European stocks advanced despite signs of slowing economic growth and continued trade uncertainty. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries.

Investments in industrials helped the fund’s results relative to the index. Among the fund’s top contributors to relative returns within industrials was CSX, whose implementation of precision railroading should help position CSX for continued long-term growth. Another top contributor on a relative basis was materials sector stock Linde.

Fund holdings in the health care and energy sectors hindered relative returns. Investments in pharmaceutical companies, such as AbbVie and Amgen, hurt results relative to the index. Overall, this proved to be a relatively disappointing six months for the fund, but we continue to believe the focus on dividend-paying stocks will pay off over the long term.

Nearer term, the fund’s portfolio managers are aware that the market is keeping a close watch on U.S. monetary policy, our trade relationships and the current shape of the yield curve and their implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

Largest equity securities[2]	Percent of net assets
Abbott Laboratories	5.15%
AbbVie	4.96
Exxon Mobil	4.18
Lowe’s	4.11
Microsoft	3.74
General Dynamics	3.01
Facebook	2.93
EOG Resources	2.91
Philip Morris International	2.90
QUALCOMM	2.45

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio

Class 1	11.14%	1.27%	8.13%	12.98%	6.36%	.41%
Class 1A	10.89	0.95	7.86	12.70	6.10	.66
Class 2	10.89	0.99	7.84	12.69	6.09	.66
Class 4	10.83	0.81	7.58	12.48	5.86	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund advanced 19.47% for the six months ended June 30, 2019, compared with a 16.23% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

Several sectors including industrials and financials contributed to the fund’s relative returns. Industrial company Airbus rallied on positive tail winds from strong global demand, and likely benefited from Boeing’s troubles with its 737MAX. On the downside, some investments in the information technology sector hindered relative returns. In particular, TSMC was a top relative detractor.

On a country basis, holdings in Japan and France contributed the most to relative returns, and holdings in the U.S. and Taiwan were a drag on returns (the former due to a lower-than-index position).

The fund’s portfolio managers recognize that we are experiencing a slowdown in global economic growth. With dovish monetary strategy back under consideration in the U.S. and Europe, the fund’s managers remain cautiously optimistic about the prospects of the global economy and are monitoring the potential impact on global growth. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with strong positions in their industries, sustainable growth and income opportunities globally – including emerging markets.

Country diversification	Percent of net assets
The Americas
United States	35.2%
Brazil	7.2
Canada	2.3
Other	.2
44.9

Europe
France	7.4
United Kingdom	4.5
Switzerland	3.6
Germany	3.1
Russian Federation	2.5
Denmark	2.4
Netherlands	2.0
Other	2.0
27.5

Asia/Pacific Basin
Japan	6.1
India	3.6
Australia	3.2
Taiwan	3.2
Hong Kong	1.9
China	1.7
Other	2.0
21.7

Other regions
Other	.7

Short-term securities & other assets less liabilities	5.2

Total	100.0%

Largest equity securities[2]	Percent of net assets
Airbus	4.64%
Nintendo	4.00
TSMC	3.18
Microsoft	2.55
Reliance Industries	2.50
PagSeguro	2.29
Nestlé	2.19
Orsted	2.07
Broadcom	1.70
AIA Group	1.68

16	American Funds Insurance Series

Global Growth and Income Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

Class 1	19.47%	9.16%	7.68%	11.69%	7.08%	.63%
Class 1A	19.31	8.91	7.45	11.43	6.83	.88
Class 2	19.39	8.87	7.42	11.41	6.81	.88
Class 4	19.24	8.67	7.16	11.16	6.57	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 16.15% for the six months ended June 30, 2019. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 18.54%.

U.S. equity markets shrugged off a sharp decline in December and rallied to all-time highs in April – achieving strong gains despite a volatile stretch in May. Solid economic growth and indications the U.S. Federal Reserve will keep interest rates low increased investor optimism that the economic expansion can be sustained longer than previously expected. Information technology stocks led markets higher, extending gains through June after a particularly strong first quarter. Outside the U.S., European stocks advanced despite signs of slowing economic growth and continued trade uncertainty. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries.

Regarding the fund, investments in the industrials sector contributed the most to the fund’s relative returns. Among industrials, Airbus added the most to the fund’s results on the back of continued strong secular tail winds for air travel and likely benefited from Boeing’s troubles with its 737MAX. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks we believe represent the best value over the long term.

Largest equity securities[2]	Percent of net assets
Microsoft	3.70%
Facebook	3.66
Alphabet	1.90
Broadcom	1.79
UnitedHealth Group	1.76
JPMorgan Chase	1.65
Amazon	1.62
Netflix	1.57
Abbott Laboratories	1.57
Intel	1.46

18	American Funds Insurance Series

Growth-Income Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	16.15%	7.29%	10.57%	14.09%	11.36%	.28%
Class 1A	16.00	7.02	10.31	13.81	11.09	.53
Class 2	16.02	7.05	10.29	13.80	11.09	.53
Class 3	16.05	7.09	10.37	13.88	11.16	.46
Class 4	15.89	6.75	10.02	13.53	10.81	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 14.82% for the six months ended June 30, 2019, compared to the 13.60% increase in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

The best contributors to the fund’s relative returns were the industrials and materials sectors due in part to good stock selection. Materials stock Rio Tinto was among the top contributors to the fund’s relative returns as it benefited from high iron-ore prices. Industrials stock Shanghai International Airport contributed most.

On the downside, investments in the consumer staples sector detracted from the fund’s relative returns. Among health-care stocks, Teva Pharmaceutical was one of the fund’s biggest drags on returns as a result of U.S. litigation relating to opioid drug sales, as well as price collusion allegations.

The fund’s portfolio managers follow signs of some economic weakness in Europe and parts of emerging markets, as well as a number of geopolitical uncertainties, with an aim to preserve value in any potential market correction while being in a position to take advantage of buying opportunities, should they present themselves later in the year.

Country diversification	Percent of net assets
Europe
United Kingdom	15.4%
France	9.8
Switzerland	6.3
Germany	4.1
Netherlands	2.8
Spain	2.6
Russian Federation	2.2
Denmark	1.9
Sweden	1.7
Norway	1.2
Other	.7
48.7

Asia/Pacific Basin
Japan	13.9
China	8.6
Hong Kong	7.0
India	3.9
Taiwan	1.5
South Korea	1.5
Other	2.5
38.9

The Americas
Brazil	3.0
Canada	1.4
Other	.9
5.3

Other regions
Turkey	1.6
Other	.4
2.0

Short-term securities & other assets less liabilities	5.1

Total	100.0%

Largest equity securities[2]	Percent of net assets
Royal Dutch Shell	5.21%
Rio Tinto	3.43
Novartis	3.20
HDFC Bank	3.03
Sun Hung Kai Properties	2.66
Takeda Pharmaceutical	2.58
Airbus Group	2.51
Zurich	2.24
Shanghai International Airport	2.20
CK Asset Holdings	2.15

20	American Funds Insurance Series

International Growth and Income Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	14.82%	4.14%	2.54%	7.30%	9.07%	.66%
Class 1A	14.74	3.92	2.32	7.05	8.81	.91
Class 2	14.75	3.92	2.29	7.04	8.80	.91
Class 4	14.60	3.67	2.04	6.81	8.56	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, gained 10.06% for the six months ended June 30, 2019. During the same period, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 16.23%. The Bloomberg Barclays U.S. Aggregate Index,2 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, rose 6.11%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 increased by 13.27%. The Lipper Global Equity Income Funds Average,4 a measure of similar funds, rose by 12.46%.

Uncertainty in world markets continues, especially in terms of ongoing trade tensions and slowing economic activity, particularly in Europe. Central banks are looking to maintain low interest rates, creating an environment where growth stocks continue to do well, while pure dividend-yield companies have suffered. Trade tensions and slowing economic activity in China have translated into mixed results across emerging markets.

Equity portfolio relative returns were boosted by stock selection in the utilities sector. American Tower, a real estate investment trust that owns, operates and develops cell sites, was a top contributor to results. QUALCOMM was also additive to returns, with the chipmaker’s shares rising on news of its settlement with Apple.

On the downside, relative returns were dampened by investments in the information technology sector as well as the fund’s cash holdings. Top stock detractors included Vodafone, which failed to meet its dividend obligations. The period was positive for non-dividend paying companies that the fund does not invest in, holding back relative returns. The fixed income portfolio weighed on relative returns due to duration and yield curve positioning.

As the U.S. shows signs of mixed economic activity, the fund’s portfolio managers continue to focus on companies that deliver dividend growth prospects. They remain optimistic that a bottom-up approach to investing will help identify attractive long-term investment opportunities, regardless of interest rate environment.

Country diversification	Percent of net assets
The Americas
United States	53.3%
Canada	2.6
55.9

Europe
United Kingdom	11.5
France	3.2
Switzerland	2.8
Italy	1.7
Sweden	1.5
Netherlands	1.2
Denmark	1.1
Other	1.6
24.6

Asia/Pacific Basin
Hong Kong	3.6
Taiwan	2.2
Japan	1.7
Singapore	1.1
China	1.1
Other	1.0
10.7

Short-term securities & other assets less liabilities	8.8

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

Total returns based on a $1,000 investment

For periods ended June 30, 20195

	6 months	1 year	5 years	Lifetime (since May 1, 2014)	Expense ratio

Class 1	10.06%	4.82%	3.16%	3.55%	.54%
Class 1A	9.95	4.57	2.91	3.30	.79
Class 2	10.05	4.67	3.02	3.42	.79
Class 4	9.82	4.32	2.66	3.04	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 12.11% for the six months ended June 30, 2019. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 18.54% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, increased 6.11%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 13.64%.

Despite U.S.-China trade policy brinkmanship and heightening geopolitical tensions, the first half of 2019 saw a U.S. equities market energized by the Federal Reserve’s shift away from interest rate hikes as seen over the past few years.

Equity investments in the financials sector contributed most to the fund’s relative returns. VeriSign, which has seen steady domain name growth fuel earnings, was a top contributor to results. Aerospace companies Northrop Grumman and Lockheed Martin were also among top contributors to relative returns with double-digit gains benefiting from heightening geopolitical tensions. The fund’s fixed income holdings contributed to relative returns, due in part to yield curve positioning.

On the downside, the fund’s cash holdings weighed down relative results amid a rising equities market. Investments in health care also dampened relative returns, as political calls for drug pricing reform affected the sector broadly. AbbVie detracted, as the pharmaceutical company’s stock sank on news it planned to purchase rival Allergan at a significant premium.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of U.S. trade policy decisions, especially in regard to China. The portfolio managers maintain a high conviction in the fund’s current positioning as economic headwinds strengthen.

Largest equity securities[4]	Percent of net assets
Microsoft	3.49%
Broadcom	2.37
Johnson & Johnson	2.01
UnitedHealth Group	1.93
Boeing	1.73
Northrop Grumman	1.71
Philip Morris International	1.67
Nestlé	1.59
ASML	1.58
VeriSign	1.40

24	American Funds Insurance Series

Asset Allocation Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20195

	6 months	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	12.11%	6.02%	7.16%	11.08%	8.49%	.29%
Class 1A	11.95	5.77	6.91	10.81	8.22	.54
Class 2	12.00	5.80	6.90	10.81	8.22	.54
Class 3	12.01	5.85	6.98	10.88	8.30	.47
Class 4	11.86	5.55	6.64	10.58	7.97	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 13.01% for the six months ended June 30, 2019. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased by 16.23%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), increased 5.57%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index,3 a blend of the two indexes, gained 12.02%.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

Investments in the consumer discretionary sector boosted the fund’s relative returns, with Ocado Group among the top contributors as it reported strong revenues on the strength of its grocery delivery technology’s global expansion. On the downside, select investments in the health-care sector hindered returns. Managed health-care company Humana detracted the most from the fund’s relative returns as the company’s share price suffered from increased political pressure on the sector. In fixed income, the portfolio’s positioning in regard to prevailing interest rates was helpful.

The fund’s portfolio managers exercise caution and continue to monitor cross-border trade discussions that could lead to further tensions on the one hand and central bank activity on the other, which could result in lower rates. Rate reductions could help mitigate some of the negative economic impacts of a reduction in global trade. Portfolio managers continue to stay the course of focusing on global research and stock-by-stock, bottom-up analysis.

Largest sectors in common stock holdings[4]	Percent of net assets
Information technology	11.4%
Health care	10.2
Financials	8.5
Consumer staples	7.6
Industrials	6.6

Largest fixed income holdings (by issuer)[4]	Percent of net assets
U.S. Treasury	12.9%
Japanese Government	4.6
Fannie Mae	1.5
Mexican Government	.8
Greek Government	.8

26	American Funds Insurance Series

Global Balanced Fund

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short–term securities & other assets less liabilities	Total
U.S. dollars	30.8%	20.9%	(1.5)%	5.3%	55.5%
Euros	6.4	3.9	1.1	—	11.4
British pounds	6.5	.3	.4	.2	7.4
Japanese yen	2.1	4.6	(.1)	—	6.6
Swiss francs	3.1	—	—	—	3.1
Hong Kong dollars	2.2	—	—	—	2.2
Danish krone	1.8	.3	—	—	2.1
New Taiwan dollars	1.5	—	—	—	1.5
South Korean won	.9	.6	—	—	1.5
Brazilian real	1.1	.2	(.2)	—	1.1
Other currencies	2.8	4.5	.3	—	7.6
					100.0%

Largest equity securities[4]	Percent of net assets
Merck	2.35%
AstraZeneca	2.01
Broadcom	1.86
Berkshire Hathaway	1.61
Nestlé	1.60
PagSeguro	1.51
TSMC	1.49
British American Tobacco	1.31
ASML	1.30
Sberbank of Russia	1.22

Total returns based on a $1,000 investment

For periods ended June 30, 20195

	6 months	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	13.01%	6.95%	5.22%	6.03%	.72%
Class 1A	12.95	6.72	5.01	5.80	.97
Class 2	12.86	6.67	4.95	5.77	.97
Class 4	12.80	6.44	4.81	5.65	1.22

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 6.81% for the six months ended June 30, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, rose 6.11%.

Overall, the yield curve steepened and interest rates declined. The Federal Reserve pivoted early in the year from a hawkish stance to a more dovish one amid concerns of a global slowdown in economic growth and ongoing trade tensions and geopolitical risk. The volatility of the fourth quarter of 2018 gave way to tighter credit spreads, improved asset prices and falling interest rates. The 10-year Treasury yield dipped 79 basis points from its 2.79% peak in January to a low of 2.00% in late June.

Duration, yield curve positioning, sector selection and security selection were all additive to relative results within the period. Among sectors, the top contributors were allocations to corporates and U.S. Treasury Inflation Protected Securities (TIPS). Among securities, the top contributors (besides Treasuries) were positions in the Italian Intesa Sanpaolo banking group and in Ally Financial. On the downside, the top detractor within corporates included Teva Pharmaceutical. Security selection within mortgage-backed security pass-throughs also hurt relative results.

As the global economy shows signs of a slowdown, the fund’s portfolio managers seek to maintain a conservative positioning. They will continue in their effort to harvest gains as credit spreads tighten and prices rise so that they may take advantage of future volatility to add securities at more attractive valuations. Similarly, the team will look to gradually reduce their exposure to interest rates amid the impact of a more dovish Fed.

Largest holdings (by issuer)[2]	Percent of net assets
U.S. Treasury	28.8%
UMBS	9.9
Fannie Mae	5.7
Freddie Mac	5.1
Ginnie Mae	5.0
Mexican Government	2.6
Teva Pharmaceutical	1.8
Italian Government	1.4
State of Illinois	1.3
General Motors	1.2

28	American Funds Insurance Series

Bond Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

Class 1	6.81%	8.24%	3.04%	4.24%	4.71%	.38%
Class 1A	6.61	7.98	2.79	3.98	4.45	.63
Class 2	6.66	7.97	2.77	3.97	4.45	.63
Class 4	6.54	7.69	2.53	3.73	4.19	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund gained 6.59% for the six months ended June 30, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index,1 which represents global investment-grade bonds (rated BBB/Baa and above), increased by 5.57%.

Interest rates declined and the yield curve steepened on indications that the U.S. Federal Reserve may cut interest rates amid concerns over ongoing trade tensions and geopolitical risk. Similarly, European Central Bank President Mario Draghi said the central bank may consider stimulus measures. Benchmark yields fell in Germany and in the U.S., with the 10-year U.S. Treasury yield dipping 79 basis points from its January peak to 2.00% in late June.

The fund’s duration and yield curve positioning were additive to relative returns. Investments in the euro and Mexican peso also were helpful to relative results, as was an out-of-benchmark position in Greek government bonds. On the downside, the impact of currency hedging hampered relative returns, as did investments in the Canadian dollar.

The fund’s portfolio managers maintain a cautious approach to investing in global bond markets and believe that our global research can help identify attractive long-term investments around the world. Having the flexibility to diversify and adjust exposure by country, sector and currency continues to serve as a hallmark of the fund’s approach to global investing.

Currency weighting (after hedging) by country		Percent of net assets
United States[2]		39.4%
Japan		15.9
Eurozone[3]		20.1
United Kingdom		3.5
Mexico		3.0
Chile		2.3
Canada		2.3
Norway		2.2
Denmark		2.1
South Africa		1.3
Other		7.9
Total		100.0%

Non-U.S. government bonds by country
Japan		12.8%
Eurozone[3]:
Italy	4.8
Greece	3.4
Spain	1.3
Other	1.3	10.8
China		3.1
Mexico		2.9
India		1.8
Norway		1.6
Romania		1.5
South Africa		1.4
Indonesia		1.3
United Kingdom		1.2
Other		12.5
Total		50.9%

Largest holdings (by issuer)[4]	Percent of net assets
Japanese Government	12.8%
U.S. Treasury	12.8
Fannie Mae	5.0
Italian Government	4.8
Greek Government	3.4
China Development Bank	3.1
Mexican Government	2.9
Nykredit Realkredit AS	2.1
Indian Government	1.7
Norwegian Government	1.6

30	American Funds Insurance Series

Global Bond Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20195

	6 months	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	6.59%	7.02%	1.44%	3.41%	4.12%	.57%
Class 1A	6.47	6.74	1.24	3.18	3.88	.82
Class 2[6]	6.41	6.70	1.20	3.15	3.86	.82
Class 4	6.35	6.46	0.94	2.94	3.64	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 11.1%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Italy, Latvia, Luxembourg, The Netherlands and Spain.
[4]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.
[6]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 9.81% for the six months ended June 30, 2019. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures non-investment grade bonds (rated BBB/Baa and above) and limits the exposure of an issuer to 2%, rose 9.94%.

Interest rates declined and credit spreads generally tightened, marking a period of positive returns across most bond sectors. The 10-year Treasury yield dropped 79 basis points from its 2.79% peak in January to a low of 2.00% in late June. The Federal Reserve pivoted to a markedly dovish tone, reversing their tightening focus of recent years in response to economic indicators.

The fund’s relative returns benefited from security selection, particularly in the consumer cyclical and basic industry sectors. A higher-than-index position in PetSmart was additive to results. On the downside, the fund’s cash position and certain energy positions weighed on returns.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive near-term outlook for the high-yield market, even as the recent rally has made valuations less compelling. We continue to monitor economic conditions and the Federal Reserve’s monetary policy, and expect that the higher yields and relatively short duration of high-yield bonds should help mitigate any impact from rising rates.

Largest holdings (by issuer)[2]	Percent of net assets
First Quantum Minerals	2.3%
PetSmart	2.2
Bausch Health Companies	2.2
Frontier Communications	1.8
Tenet Healthcare Corp.	1.7
Cleveland-Cliffs	1.6
Gogo	1.4
Teva Pharmaceutical	1.4
CCO Holdings LLC and CCO Holdings Capital	1.3
Sprint Nextel Corp.	1.2

32	American Funds Insurance Series

High-Income Bond Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	9.81%	6.94%	4.09%	8.00%	8.71%	.50%
Class 1A	9.67	6.70	3.85	7.74	8.44	.75
Class 2	9.71	6.77	3.83	7.73	8.44	.75
Class 3	9.73	6.80	3.89	7.81	8.52	.68
Class 4	9.54	6.36	3.55	7.51	8.18	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 4.16% for the six months ended June 30, 2019, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 4.17%.

Interest rates declined and the yield curve steepened, resulting from renewed market expectations of Federal Reserve short-term interest rate cuts due to an anticipated slowdown in economic growth. The 10-year Treasury yield dipped 79 basis points from its 2.79% peak in January to a low of 2.00% in late June.

The major contributors to the fund’s relative returns this period were duration and yield curve positioning. Sector allocations were of mixed value with U.S. Treasury Inflation-Protected Securities and U.S. Treasuries contributing, but security selection within the mortgage market dampening returns.

The fund’s portfolio managers seek to identify high-quality mortgage-backed securities based on our bottom-up approach to investing. They continue to prefer a portfolio that is less-exposed to a pick up in volatility and risk premiums, and are looking for opportunities to allocate more fully into mortgages over the coming quarters.

34	American Funds Insurance Series

Mortgage Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20192

				Lifetime	Expense
	6 months	1 year	5 years	(since May 2, 2011)	ratio

Class 1	4.16%	6.05%	2.43%	2.71%	.48%
Class 1A	4.02	5.79	2.18	2.46	.73
Class 2	4.02	5.68	2.16	2.46	.73
Class 4	3.92	5.44	1.92	2.27	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 1.10% for the six months ended June 30, 2019, compared with a 1.53% rise in the Bloomberg Barclays Short-Term Government/Corporate Index,1 which consists of fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a particular focus on capital preservation and maintenance of liquidity, the fund continues to be managed in a conservative manner relative to this benchmark.

The Federal Reserve left interest rates unchanged at its June meeting and expressed a dovish tone amid concerns about economic activity and ongoing trade and geopolitical tensions. The 10-year Treasury yield fell by 79 basis points from its 2.79% peak in January to a low of 2.00% in late June.

The higher interest rate environment has been beneficial for the fund’s returns, compared to the first half of 2018. In light of the recent yield curve evolution, the fund managers have looked to position the portfolio to reflect lower yields of late, and to help offset the dampening effect on yields from potential forthcoming rate cuts. They will continue to monitor duration positioning against future interest rate and yield curve movement.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20192

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	1.10%	2.03%	0.61%	0.21%	3.42%	.35%
Class 1A	1.10	2.03	0.49	0.02	3.18	.60
Class 2	0.90	1.73	0.36	–0.04	3.16	.60
Class 3	0.99	1.74	0.43	0.02	3.23	.53
Class 4	0.78	1.45	0.13	–0.22	2.92	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets
Commercial paper	65.5%
Bonds & notes of governments & government agencies outside the U.S.	14.2
Federal agency discount notes	11.4
U.S. Treasury bills	8.8
Other assets less liabilities	.1
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 4.70% for the six months ended June 30, 2019, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, gained 4.75%.

Bond markets were strong and yields fell significantly over the first half of the year. The benchmark 10-year Treasury yield dipped 79 basis points from its 2.79% peak in January to a low of 2.00% in late June. The Federal Reserve shifted to a more dovish stance in terms of interest rates, with rate cuts expected to follow.

Relative returns have been boosted by the fund’s positioning as the intermediate to long end of the yield curve has steepened. On the downside, sector and security allocations detracted, with a lower-than-index position in mortgage-backed securities dampening relative returns.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers expect the Federal Reserve will cut interest rates in the coming year, leading to further steepening of the yield curve and higher inflation expectations. As such, they maintain a high conviction in the fund’s current positioning.

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20192

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since December 2, 1985)	ratio

Class 1	4.70%	6.80%	2.41%	3.09%	5.77%	.36%
Class 1A	4.51	6.57	2.18	2.84	5.51	.61
Class 2	4.45	6.51	2.13	2.82	5.50	.61
Class 3	4.57	6.59	2.21	2.90	5.58	.54
Class 4	4.34	6.28	1.88	2.61	5.25	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 11.56% for the six-month period ended June 30, 2019, slightly trailing the S&P 500 Managed Risk Index — Moderate Aggressive1, which rose 11.62%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 18.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Growth FundSM and American Funds Insurance Series — Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments and stock selection in the communication services sector was additive to relative returns, with Facebook a top contributor. On the downside, health-care holdings hampered relative results as the sector was besieged by political calls for reform, particularly in drug pricing. Regeneron Pharmaceuticals and UnitedHealth Group were among the fund’s top relative detractors.

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	11.56%	5.79%	7.69%	9.20%	.77%	.72%
Class P2	11.42	5.46	7.37	8.88	1.02	.97

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 11.27% for the six months ended June 30, 2019, lagging the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index — Moderate Aggressive1, which rose 11.75%. The MSCI ACWI (All Country World Index) ex USA2, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), climbed 13.60%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — International FundSM and American Funds Insurance Series — Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investments in the financials sector were additive to relative returns. Holdings in Airbus and AIA Group, a Hong Kong–based life insurance company, were top contributors. On the downside, cash holdings hampered relative results amid a growing equities market. Teva Pharmaceuticals was a top detractor to relative returns.

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	11.27%	0.52%	1.94%	3.30%	.96%	.87%
Class P2	11.17	0.27	1.52	2.90	1.21	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Blue Chip Income and Growth Fund rose 6.63% for the six months ended June 30, 2019, trailing the S&P 500 Managed Risk Index — Moderate1, which climbed 10.97%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 18.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth FundSM and American Funds Insurance Series — U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the utilities and industrials sectors were additive to relative returns. Holdings in Qualcomm proved beneficial, with shares of the chipmaker soaring after announcing a settlement with Apple. On the downside, health-care holdings hampered relative returns amid political calls for drug pricing reform. AbbVie was a top detractor, declining on the heels of its announcement to purchase rival Allergan at a significant premium.

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	6.63%	1.00%	4.44%	6.51%	.82%	.77%
Class P2	6.52	0.72	4.06	6.13	1.07	1.02

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth-Income Fund climbed 11.36% for the six months ended June 30, 2019, outpacing the S&P 500 Managed Risk Index — Moderate1, which rose 10.97%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 18.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income FundSM and American Funds Insurance Series — Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments in the industrials and communication services sectors were additive to relative returns. Holdings in Airbus and Facebook were top contributors. On the downside, the fund’s cash position and investments in the information technology sector dampened relative returns. Among health-care holdings, pharmaceutical giant AbbVie declined sharply on its announcement of plans to purchase rival Allergan at a significant premium.

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	11.36%	5.84%	6.32%	8.54%	.73%	.67%
Class P2	11.26	5.50	5.99	8.21	.98	.92

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Asset Allocation Fund rose 9.78% for the six months ended June 30, 2019, trailing the S&P 500 Managed Risk Index — Moderate Conservative1, which gained 10.48%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, advanced 18.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the financials and industrials sectors were additive to relative returns. Domain name giant VeriSign was a top contributor as it continues to see growth in registrations. Cash holdings and investments in the health-care sector dampened relative results. Holdings in AbbVie were a top detractor, with the company declining as it announced plans to purchase rival Allergan at a significant premium.

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	9.78%	4.85%	5.22%	7.43%	.69%	.64%
Class P2	9.74	4.64	4.97	7.18	.94	.89

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

44	American Funds Insurance Series

Global Growth Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 95.03%	Shares	Value (000)
Information technology 26.07%
ASML Holding NV	648,442	$135,480
ASML Holding NV (New York registered)	517,300	107,562
Microsoft Corp.	1,715,100	229,755
Taiwan Semiconductor Manufacturing Co., Ltd.	27,188,000	209,209
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	13,122
Visa Inc., Class A	1,142,800	198,333
Broadcom Inc.	487,050	140,202
Temenos AG	637,000	113,964
Paycom Software, Inc.[1]	357,000	80,939
PagSeguro Digital Ltd., Class A1	1,340,900	52,255
Adyen NV1	56,700	43,752
SimCorp AS	425,000	41,113
Adobe Inc.[1]	135,000	39,778
Amphenol Corp., Class A	373,500	35,834
Other securities		207,649
		1,648,947

Consumer discretionary 20.03%
Amazon.com, Inc.[1]	225,100	426,256
Alibaba Group Holding Ltd. (ADR)[1]	931,050	157,766
Takeaway.com NV1	740,000	69,336
Naspers Ltd., Class N	277,000	67,249
Home Depot, Inc.	227,000	47,209
Ocado Group PLC[1]	3,115,000	46,165
Just Eat PLC[1]	5,292,000	42,004
Moncler SpA	915,000	39,121
NIKE, Inc., Class B	427,500	35,889
Other securities		336,018
		1,267,013

Financials 10.75%
AIA Group Ltd.	15,004,900	161,829
Kotak Mahindra Bank Ltd.	3,671,000	78,555
JPMorgan Chase & Co.	614,600	68,712
MarketAxess Holdings Inc.	211,000	67,820
Tradeweb Markets Inc., Class A	1,501,303	65,772
CME Group Inc., Class A	165,200	32,067
Other securities		204,754
		679,509

Health care 10.02%
UnitedHealth Group Inc.	324,200	79,108
Merck & Co., Inc.	886,000	74,291
Boston Scientific Corp.[1]	1,638,200	70,410
AstraZeneca PLC	721,300	58,973
Mettler-Toledo International Inc.[1]	65,000	54,600
Fisher & Paykel Healthcare Corp. Ltd.	3,680,000	38,220
Other securities		258,366
		633,968

Communication services 8.04%
Alphabet Inc., Class A1	115,600	125,171
Alphabet Inc., Class C1	71,052	76,801
Tencent Holdings Ltd.	2,230,000	100,656
Facebook, Inc., Class A1	421,640	81,377
Nintendo Co., Ltd.	165,100	60,472
Other securities		63,716
		508,193

American Funds Insurance Series	45

Global Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 7.75%
British American Tobacco PLC	2,970,800	$103,713
Nestlé SA	739,650	76,571
Altria Group, Inc.	1,125,000	53,269
Philip Morris International Inc.	660,500	51,869
Keurig Dr Pepper Inc.	1,624,000	46,934
Other securities		157,834
		490,190

Industrials 7.34%
Airbus SE, non-registered shares	1,093,500	155,029
MTU Aero Engines AG	167,000	39,783
Alliance Global Group, Inc.	111,060,000	33,469
Other securities		235,967
		464,248

Materials 2.88%
Sherwin-Williams Co.	155,500	71,264
Other securities		110,635
		181,899

Energy 2.15%
Reliance Industries Ltd.[1]	1,795,200	32,589
Other securities		103,320
		135,909

Total common stocks (cost: $3,750,476,000)		6,009,876

Preferred securities 1.65%
Health care 1.24%
Sartorius AG, nonvoting preferred, non-registered shares	381,500	78,215

Information technology 0.41%
Other securities		26,245

Total preferred securities (cost: $43,479,000)		104,460

Short-term securities 2.81%
Money market investments 2.81%
Capital Group Central Cash Fund	1,777,531	177,735

Total short-term securities (cost: $177,737,000)		177,735
Total investment securities 99.49% (cost: $3,971,692,000)		6,292,071
Other assets less liabilities 0.51%		32,058

Net assets 100.00%		$6,324,129

46	American Funds Insurance Series

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $11,082,000, which represented .18% of the net assets of the fund.

[1]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	47

Global Small Capitalization Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 92.20%	Shares	Value (000)
Health care 22.81%
GW Pharmaceuticals PLC (ADR)[1]	823,718	$142,001
Insulet Corp.[1]	1,045,455	124,806
Haemonetics Corp.[1]	577,000	69,436
CONMED Corp.	611,700	52,343
Integra LifeSciences Holdings Corp.[1]	906,825	50,646
Notre Dame Intermédica Participações S.A.	4,090,900	42,955
iRhythm Technologies, Inc.[1]	510,500	40,370
Allakos Inc.[1,2]	886,580	38,416
China Biologic Products Holdings, Inc.[1,2]	399,900	38,110
PRA Health Sciences, Inc.[1]	348,900	34,593
Cortexyme, Inc.[1,2]	695,324	29,558
Osstem Implant Co., Ltd.[1]	412,245	26,742
Mani, Inc.	405,700	26,002
Allogene Therapeutics, Inc.[1]	653,594	17,549
Allogene Therapeutics, Inc.[1,2]	280,589	7,534
Other securities		270,262
		1,011,323

Information technology 17.67%
Paycom Software, Inc.[1]	217,261	49,257
Ceridian HCM Holding Inc.[1]	842,177	42,277
Alteryx, Inc., Class A1	355,600	38,803
Net One Systems Co., Ltd.	1,313,765	36,130
Cree, Inc.[1]	639,900	35,950
HubSpot, Inc.[1]	178,600	30,455
Qorvo, Inc.[1]	449,200	29,921
SimCorp AS	303,128	29,324
Bechtle AG, non-registered shares	233,105	26,771
Other securities		464,669
		783,557

Industrials 15.32%
International Container Terminal Services, Inc.	22,581,620	64,525
frontdoor, inc.[1]	1,267,200	55,187
Nihon M&A Center Inc.	1,829,192	43,840
Tomra Systems ASA	859,334	28,247
Rheinmetall AG	216,500	26,501
Bravida Holding AB	2,900,084	25,702
Marel hf., non-registered shares (ISK denominated)	5,419,903	23,878
Marel hf., non-registered shares (EUR denominated)[1]	333,333	1,463
Other securities		409,924
		679,267

Consumer discretionary 12.38%
Five Below, Inc.[1]	317,400	38,094
Mattel, Inc.[1,2]	3,238,800	36,307
Melco International Development Ltd.	15,579,000	34,542
Helen of Troy Ltd.[1]	223,000	29,122
ServiceMaster Global Holdings, Inc.[1]	556,750	29,001
Luckin Coffee Inc., Class A (ADR)[1,2]	1,472,220	28,694
Wyndham Hotels & Resorts, Inc.	502,700	28,021
Takeaway.com NV1	271,800	25,467
Other securities		299,645
		548,893

48	American Funds Insurance Series

Global Small Capitalization Fund

Common stocks	Shares	Value (000)
Financials 8.41%
Kotak Mahindra Bank Ltd.	3,135,263	$67,091
Essent Group Ltd.[1]	1,018,841	47,875
Trupanion, Inc.[1,2]	1,316,800	47,576
Cannae Holdings, Inc.[1]	1,625,000	47,093
Bharat Financial Inclusion Ltd.[1]	2,472,060	31,965
Other securities		131,227
		372,827

Materials 4.29%
Allegheny Technologies Inc.[1]	1,139,700	28,720
Lundin Mining Corp.[2]	4,629,000	25,486
Other securities		135,902
		190,108

Consumer staples 2.94%
Other securities		130,390

Communication services 2.94%
Vonage Holdings Corp.[1]	3,115,100	35,294
Other securities		94,965
		130,259

Real estate 2.77%
WHA Corp. PCL	229,577,250	35,484
MGM Growth Properties LLC REIT, Class A	825,000	25,286
Other securities		61,976
		122,746

Energy 1.55%
Other securities		68,659

Utilities 1.12%
ENN Energy Holdings Ltd.	4,512,900	43,906
Other securities		5,674
		49,580

Total common stocks (cost: $3,231,902,000)		4,087,609

Preferred securities 0.41%
Industrials 0.41%
Other securities		18,309

Total preferred securities (cost: $9,829,000)		18,309

American Funds Insurance Series	49

Global Small Capitalization Fund

Short-term securities 8.64%	Shares	Value (000)
Money market investments 8.64%
Capital Group Central Cash Fund	2,636,251	$263,599
Fidelity Institutional Money Market Funds - Government Portfolio[3]	29,008,117	29,008
Goldman Sachs Financial Square Government Fund[3]	25,089,836	25,090
Invesco Short-Term Investments Trust - Government & Agency Portfolio[3]	31,572,699	31,573
Morgan Stanley Institutional Liquidity Funds - Government Portfolio[3]	33,709,180	33,709
		382,979

Total short-term securities (cost: $382,977,000)		382,979
Total investment securities 101.25% (cost: $3,624,708,000)		4,488,897
Other assets less liabilities (1.25)%		(55,476)

Net assets 100.00%		$4,433,421

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $20,655,000, which represented .47% of the net assets of the fund. One security in “Other securities” (with a value of $14,352,000, an aggregate cost of $8,280,000, and which represented .32% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes securities (with an aggregate value of $19,460,000, which represented .44% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on this holding and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)

Common stocks 0.48%
Health care 0.48%
NuCana PLC (ADR)[1,2]	2,067,724	—	—	2,067,724	$—	$(8,519)	$—	$21,463

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $158,280,000, which represented 3.57% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

EUR = Euros

ISK = Icelandic kronor

See notes to financial statements.

50	American Funds Insurance Series

Growth Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 95.75%	Shares	Value (000)
Information technology 24.18%
Microsoft Corp.	10,468,400	$1,402,347
Broadcom Inc.	2,549,800	733,985
ServiceNow, Inc.[1]	1,701,200	467,099
Visa Inc., Class A	2,650,400	459,977
ASML Holding NV (New York registered)	1,148,100	238,724
ASML Holding NV	985,000	205,797
Taiwan Semiconductor Manufacturing Co., Ltd.	26,960,000	207,455
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	94,775
Intel Corp.	5,033,000	240,930
Workday, Inc., Class A1	1,143,000	234,978
RingCentral, Inc., Class A1	1,550,400	178,172
Samsung Electronics Co., Ltd.	3,901,400	158,806
Paycom Software, Inc.[1]	693,700	157,276
Fiserv, Inc.[1]	1,573,600	143,449
Mastercard Inc., Class A	538,000	142,317
PayPal Holdings, Inc.[1]	1,207,700	138,233
Other securities		1,197,884
		6,402,204

Communication services 17.89%
Facebook, Inc., Class A1	7,683,400	1,482,896
Netflix, Inc.[1]	2,493,060	915,751
Alphabet Inc., Class C1	589,100	636,764
Alphabet Inc., Class A1	164,000	177,579
Charter Communications, Inc., Class A1	1,006,280	397,662
T-Mobile US, Inc.[1]	4,941,000	366,326
Activision Blizzard, Inc.	6,958,300	328,432
Comcast Corp., Class A	5,886,400	248,877
Other securities		183,641
		4,737,928

Health care 15.52%
UnitedHealth Group Inc.	3,225,800	787,127
Intuitive Surgical, Inc.[1]	940,500	493,339
Regeneron Pharmaceuticals, Inc.[1]	1,341,000	419,733
Humana Inc.	1,269,500	336,798
Vertex Pharmaceuticals Inc.[1]	1,400,900	256,897
Boston Scientific Corp.[1]	5,085,000	218,553
Centene Corp.[1]	3,735,200	195,874
Thermo Fisher Scientific Inc.	534,500	156,972
Pfizer Inc.	3,216,000	139,317
Other securities		1,104,474
		4,109,084

Consumer discretionary 11.74%
Amazon.com, Inc.[1]	503,016	952,526
Home Depot, Inc.	2,279,237	474,013
Tesla, Inc.[1]	1,908,500	426,473
Other securities		1,256,046
		3,109,058

Financials 8.60%
Wells Fargo & Co.	5,885,254	278,490
Goldman Sachs Group, Inc.	1,052,400	215,321
BlackRock, Inc.	335,500	157,450
JPMorgan Chase & Co.	1,370,000	153,166
PNC Financial Services Group, Inc.	1,086,600	149,169
Intercontinental Exchange, Inc.	1,699,900	146,090
Legal & General Group PLC	40,158,246	137,442
Other securities		1,040,267
		2,277,395

American Funds Insurance Series	51

Growth Fund

Common stocks (continued)	Shares	Value (000)
Industrials 6.71%
TransDigm Group Inc.[1]	696,000	$336,725
MTU Aero Engines AG	1,001,262	238,523
CSX Corp.	2,080,700	160,984
Airbus SE, non-registered shares	940,662	133,361
Other securities		907,334
		1,776,927

Energy 3.24%
Diamondback Energy, Inc.	1,234,000	134,469
Other securities		724,053
		858,522

Consumer staples 3.05%
Altria Group, Inc.	4,832,816	228,834
Costco Wholesale Corp.	616,500	162,916
Other securities		414,363
		806,113

Materials 2.67%
Other securities		707,180

Real estate 1.84%
Equinix, Inc. REIT	464,000	233,991
Other securities		253,184
		487,175

Utilities 0.31%
Other securities		81,738

Total common stocks (cost: $15,442,877,000)		25,353,324

Short-term securities 3.97%
Money market investments 3.97%
Capital Group Central Cash Fund	10,508,871	1,050,782

Total short-term securities (cost: $1,050,779,000)		1,050,782
Total investment securities 99.72% (cost: $16,493,656,000)		26,404,106
Other assets less liabilities 0.28%		74,925

Net assets 100.00%		$26,479,031

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $48,838,000, which represented .18% of the net assets of the fund. One security in “Other securities” (with a value of $37,000,000, an aggregate cost of $37,000,000, and which represented .14% of the net assets of the fund) was acquired on 12/21/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

[1]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

52	American Funds Insurance Series

International Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 90.18%	Shares	Value (000)
Financials 16.97%
AIA Group Ltd.	40,985,700	$442,035
HDFC Bank Ltd.	7,924,100	280,533
HDFC Bank Ltd. (ADR)	498,647	64,844
Kotak Mahindra Bank Ltd.	8,121,048	173,780
Axis Bank Ltd.[1]	6,444,300	75,485
Axis Bank Ltd.[1,2,3,4]	3,222,055	35,477
Axis Bank Ltd.[1,2]	2,466,000	26,286
BNP Paribas SA	1,629,058	77,366
Prudential PLC	3,016,000	65,726
Other securities		427,256
		1,668,788

Industrials 16.03%
Airbus SE, non-registered shares	2,979,949	422,478
Rolls-Royce Holdings PLC[1]	11,044,688	117,876
Yamato Holdings Co., Ltd.	4,426,195	89,949
Melrose Industries PLC	37,984,233	87,239
Nidec Corp.	606,400	82,820
Recruit Holdings Co., Ltd.	2,369,300	78,980
Rheinmetall AG	639,400	78,268
Adani Ports & Special Economic Zone Ltd.	13,028,763	77,424
Safran SA	523,100	76,642
Knorr-Bremse AG, non-registered shares	631,356	70,356
Komatsu Ltd.	2,880,500	69,464
Other securities		324,564
		1,576,060

Health care 11.13%
Novartis AG	3,145,133	287,386
Takeda Pharmaceutical Co., Ltd.	3,785,165	134,218
Daiichi Sankyo Co., Ltd.	2,160,000	112,893
Fresenius SE & Co. KGaA	1,819,000	98,621
Alcon Inc.[1]	1,510,600	93,279
Chugai Pharmaceutical Co., Ltd.	1,161,500	75,843
Teva Pharmaceutical Industries Ltd. (ADR)[1]	7,216,598	66,609
Grifols, SA, Class A, non-registered shares	881,000	26,046
Grifols, SA, Class B (ADR)	793,690	16,747
Other securities		182,857
		1,094,499

Consumer discretionary 11.09%
Alibaba Group Holding Ltd. (ADR)[1]	1,438,000	243,669
Sony Corp.	1,761,800	92,294
Kering SA	139,238	82,346
Galaxy Entertainment Group Ltd.	11,306,000	76,201
Hyundai Motor Co.	546,200	66,226
Meituan Dianping, Class B1	7,469,401	65,498
Other securities		464,390
		1,090,624

Materials 6.68%
Vale SA, ordinary nominative (ADR)	12,192,266	163,864
Vale SA, ordinary nominative	102,481	1,383
Asahi Kasei Corp.	11,980,780	127,625
Teck Resources Ltd., Class B	3,723,800	85,933
Other securities		278,440
		657,245

American Funds Insurance Series	53

International Fund

Common stocks (continued)	Shares	Value (000)
Information technology 6.61%
Samsung Electronics Co., Ltd.	4,263,050	$173,527
ASML Holding NV	597,140	124,761
Worldpay, Inc., Class A1	512,797	62,843
Other securities		288,542
		649,673

Consumer staples 5.98%
Pernod Ricard SA	755,326	139,182
Nestlé SA	1,003,500	103,886
Kirin Holdings Co., Ltd.	3,510,800	75,661
Other securities		269,210
		587,939

Energy 4.61%
Royal Dutch Shell PLC, Class B	2,800,000	91,777
Royal Dutch Shell PLC, Class A (GBP denominated)	1,440,256	47,052
Oil Search Ltd.	13,449,600	66,757
Other securities		247,836
		453,422

Communication services 4.41%
Tencent Holdings Ltd.	4,596,187	207,460
SoftBank Group Corp.	1,847,600	88,511
Altice Europe NV, Class A1	16,758,527	60,198
Other securities		77,589
		433,758

Utilities 4.32%
ENN Energy Holdings Ltd.	14,004,000	136,245
China Gas Holdings Ltd.	24,134,000	89,749
Ørsted AS	919,408	79,501
Other securities		119,048
		424,543

Real estate 2.35%
China Overseas Land & Investment Ltd.	22,782,000	83,992
Other securities		147,734
		231,726

Total common stocks (cost: $7,006,514,000)		8,868,277

Preferred securities 0.89%
Health care 0.64%
Grifols, SA, Class B, nonvoting preferred, non-registered shares	3,026,230	62,973

Financials 0.25%
Other securities		24,442

Total preferred securities (cost: $75,210,000)		87,415

Rights & warrants 0.15%
Health care 0.15%
Other securities		14,218

Total rights & warrants (cost: $13,238,000)		14,218

54	American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments 0.66%	Principal amount (000)	Value (000)
Corporate bonds & notes 0.45%
Other 0.45%
Other securities		$44,171

Total corporate bonds & notes		44,171

Bonds & notes of governments & government agencies outside the U.S. 0.21%
Other securities		21,068

Total bonds, notes & other debt instruments (cost: $55,303,000)		65,239

Short-term securities 8.28%	Shares
Money market investments 8.28%
Capital Group Central Cash Fund	8,139,864	813,905

Total short-term securities (cost: $813,910,000)		813,905
Total investment securities 100.16% (cost: $7,964,175,000)		9,849,054
Other assets less liabilities (0.16)%		(15,385)

Net assets 100.00%		$9,833,669

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD28,387	GBP22,280	Citibank	7/12/2019	$72
USD16,507	GBP12,948	Morgan Stanley	7/12/2019	52
GBP4,200	USD5,344	Citibank	7/12/2019	(6)
USD40,468	INR2,825,000	JPMorgan Chase	7/22/2019	(334)
				$(216)

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $85,876,000, which represented .87% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $76,305,000, which represented .78% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	11/14/2017	$17,232	$35,477	.36%

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

INR = Indian rupees

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	55

New World Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 89.00%	Shares	Value (000)
Information technology 23.08%
PagSeguro Digital Ltd., Class A1	2,626,223	$102,344
Taiwan Semiconductor Manufacturing Co., Ltd.	9,904,000	76,210
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	400,000	15,668
Microsoft Corp.	484,000	64,837
StoneCo Ltd., Class A1	1,865,826	55,191
Broadcom Inc.	171,350	49,325
Keyence Corp.	70,000	42,936
PayPal Holdings, Inc.[1]	348,400	39,878
Visa Inc., Class A	223,400	38,771
Network International Holdings PLC[1]	4,694,182	35,351
Kingdee International Software Group Co. Ltd.	26,128,917	28,264
Adobe Inc.[1]	94,400	27,815
EPAM Systems, Inc.[1]	158,100	27,367
Autodesk, Inc.[1]	146,100	23,800
Halma PLC	918,100	23,552
Mastercard Inc., Class A	79,800	21,109
Other securities		126,380
		798,798

Financials 13.42%
HDFC Bank Ltd.	2,604,450	92,204
AIA Group Ltd.	6,477,600	69,862
B3 SA - Brasil, Bolsa, Balcao	6,600,200	64,387
Kotak Mahindra Bank Ltd.	2,782,000	59,531
Sberbank of Russia PJSC (ADR)	2,259,500	34,683
Other securities		143,614
		464,281

Energy 10.11%
Reliance Industries Ltd.[1]	11,548,513	209,648
Royal Dutch Shell PLC, Class B	1,284,000	42,086
Royal Dutch Shell PLC, Class A (GBP denominated)	68,628	2,242
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	1,267,000	19,727
Other securities		76,102
		349,805

Consumer discretionary 9.40%
Alibaba Group Holding Ltd. (ADR)[1]	440,037	74,564
Meituan Dianping, Class B1	4,737,554	41,543
General Motors Co.	542,000	20,883
Marriott International, Inc., Class A	144,800	20,314
Melco Resorts & Entertainment Ltd. (ADR)	931,500	20,232
Other securities		147,677
		325,213

Health care 8.23%
Yunnan Baiyao Group Co., Ltd., Class A	2,730,912	33,169
China Biologic Products Holdings, Inc.[1]	297,700	28,371
BioMarin Pharmaceutical Inc.[1]	318,000	27,237
Abbott Laboratories	263,000	22,118
AstraZeneca PLC	269,800	22,059
Carl Zeiss Meditec AG, non-registered shares	216,552	21,361
Other securities		130,486
		284,801

56	American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)
Materials 8.16%
Vale SA, ordinary nominative	2,881,660	$38,888
Vale SA, ordinary nominative (ADR)	1,976,000	26,557
Freeport-McMoRan Inc.	3,945,000	45,801
First Quantum Minerals Ltd.	3,305,000	31,396
Fortescue Metals Group Ltd.	4,618,395	29,246
Other securities		110,527
		282,415

Communication services 5.15%
Facebook, Inc., Class A1	265,700	51,280
Alphabet Inc., Class C1	23,700	25,618
Alphabet Inc., Class A1	10,000	10,828
Tencent Holdings Ltd.	535,600	24,176
Other securities		66,452
		178,354

Consumer staples 5.01%
Treasury Wine Estates Ltd.	3,700,000	38,756
Kweichow Moutai Co., Ltd., Class A	244,699	35,057
Nestlé SA	333,296	34,504
Other securities		64,965
		173,282

Industrials 4.82%
Airbus SE, non-registered shares	324,029	45,939
Shanghai International Airport Co., Ltd., Class A	2,200,532	26,842
Nidec Corp.	159,800	21,825
Other securities		72,282
		166,888

Real estate 0.96%
Other securities		33,082

Utilities 0.66%
Other securities		22,895

Total common stocks (cost: $2,403,058,000)		3,079,814

Preferred securities 2.37%
Industrials 1.11%
Azul SA, preference shares (ADR)[1]	866,446	28,974
Azul SA, preference shares[1]	838,500	9,453
		38,427

Financials 0.56%
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,576,000	14,846
Itaú Unibanco Holding SA, preferred nominative	457,000	4,315
		19,161

Other 0.70%
Other securities		24,543

Total preferred securities (cost: $60,409,000)		82,131

Rights & warrants 0.53%
Other 0.53%
Other securities		18,404

Total rights & warrants (cost: $15,630,000)		18,404

American Funds Insurance Series	57

New World Fund

Bonds, notes & other debt instruments 2.76%	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 2.43%
Other securities		$84,008

Corporate bonds & notes 0.33%
Other 0.33%
Other securities		11,641

Total corporate bonds & notes		11,641
Total bonds, notes & other debt instruments (cost: $91,389,000)		95,649

Short-term securities 5.02%	Shares
Money market investments 4.36%
Capital Group Central Cash Fund	1,508,156	150,800

	Principal amount (000)
Other short-term securities 0.66%
Other securities		22,827

Total short-term securities (cost: $175,029,000)		173,627
Total investment securities 99.68% (cost: $2,745,515,000)		3,449,625
Other assets less liabilities 0.32%		11,027

Net assets 100.00%		$3,460,652

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $24,325,000, which represented .70% of the net assets of the fund. “Other securities” also includes securities (with an aggregate value of $65,315,000, which represented 1.89% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

[1]	Security did not produce income during the last 12 months.

Key to abbreviations

ADR = American Depositary Receipts

GBP = British pounds

See notes to financial statements.

58	American Funds Insurance Series

Blue Chip Income and Growth Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 93.97%	Shares	Value (000)
Health care 19.81%
Abbott Laboratories	5,412,000	$455,149
AbbVie Inc.	6,028,530	438,395
Gilead Sciences, Inc.	3,045,712	205,768
Amgen Inc.	1,014,510	186,954
UnitedHealth Group Inc.	493,000	120,297
Teva Pharmaceutical Industries Ltd. (ADR)[1]	10,333,800	95,381
Humana Inc.	259,000	68,713
Medtronic PLC	700,000	68,173
Other securities		111,395
		1,750,225

Information technology 14.73%
Microsoft Corp.	2,469,200	330,774
QUALCOMM Inc.	2,846,800	216,556
Intel Corp.	3,474,000	166,300
Broadcom Inc.	565,000	162,641
Texas Instruments Inc.	780,000	89,513
Mastercard Inc., Class A	337,000	89,147
Apple Inc.	400,000	79,168
Accenture PLC, Class A	400,000	73,908
Automatic Data Processing, Inc.	318,500	52,658
Other securities		40,890
		1,301,555

Consumer staples 12.05%
Philip Morris International Inc.	3,260,900	256,078
British American Tobacco PLC (ADR)	5,134,830	179,052
Costco Wholesale Corp.	581,255	153,602
Constellation Brands, Inc., Class A	740,100	145,755
Coca-Cola Co.	2,175,000	110,751
Altria Group, Inc.	2,045,800	96,869
PepsiCo, Inc.	400,000	52,452
Other securities		69,569
		1,064,128

Energy 10.91%
Exxon Mobil Corp.	4,813,800	368,882
EOG Resources, Inc.	2,755,800	256,730
Royal Dutch Shell PLC, Class B (ADR)	1,215,000	79,874
Schlumberger Ltd.	1,745,000	69,346
Concho Resources Inc.	610,500	62,991
Other securities		125,466
		963,289

Industrials 9.90%
General Dynamics Corp.	1,459,900	265,439
CSX Corp.	2,766,000	214,005
Illinois Tool Works Inc.	650,000	98,027
Airbus Group SE (ADR)	2,157,000	76,272
Union Pacific Corp.	400,000	67,644
United Technologies Corp.	500,000	65,100
Northrop Grumman Corp.	174,300	56,318
Other securities		31,553
		874,358

Consumer discretionary 8.58%
Lowe’s Companies, Inc.	3,594,572	362,728
Marriott International, Inc., Class A	852,500	119,597
McDonald’s Corp.	500,000	103,830
Other securities		171,760
		757,915

American Funds Insurance Series	59

Blue Chip Income and Growth Fund

Common stocks (continued)	Shares	Value (000)
Communication services 6.67%
Facebook, Inc., Class A1	1,339,800	$258,581
Alphabet Inc., Class A1	135,750	146,990
Alphabet Inc., Class C1	20,500	22,159
Verizon Communications Inc.	2,450,500	139,997
Other securities		21,745
		589,472

Financials 3.92%
JPMorgan Chase & Co.	1,409,000	157,526
U.S. Bancorp	1,000,000	52,400
Other securities		136,086
		346,012

Materials 3.40%
Linde PLC	985,700	197,929
Freeport-McMoRan Inc.	7,703,700	89,440
Other securities		13,348
		300,717

Utilities 2.08%
Public Service Enterprise Group Inc.	1,000,000	58,820
American Electric Power Co., Inc.	600,000	52,806
Other securities		71,828
		183,454

Real estate 1.92%
Kimco Realty Corp. REIT	3,677,000	67,951
Other securities		101,444
		169,395

Total common stocks (cost: $6,814,813,000)		8,300,520

Rights & warrants 0.09%
Financials 0.09%
Other securities		7,926

Total rights & warrants (cost: $10,088,000)		7,926

Convertible stocks 0.06%
Health care 0.06%
Other securities		5,413

Total convertible stocks (cost: $4,978,000)		5,413

Short-term securities 6.69%
Money market investments 6.69%
Capital Group Central Cash Fund	5,905,582	590,499

Total short-term securities (cost: $590,512,000)		590,499
Total investment securities 100.81% (cost: $7,420,391,000)		8,904,358
Other assets less liabilities (0.81)%		(71,177)

Net assets 100.00%		$8,833,181

60	American Funds Insurance Series

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	61

Global Growth and Income Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 92.66%	Shares	Value (000)
Information technology 14.66%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,493,800	$65,359
Microsoft Corp.	391,000	52,378
PagSeguro Digital Ltd., Class A1	1,208,752	47,105
Broadcom Inc.	121,200	34,889
Apple Inc.	112,500	22,266
Halma PLC	610,000	15,648
ASML Holding NV	70,000	14,625
Other securities		48,679
		300,949

Financials 12.85%
AIA Group Ltd.	3,200,000	34,512
Sberbank of Russia PJSC (ADR)	1,710,000	26,300
HDFC Bank Ltd.	644,000	22,799
CME Group Inc., Class A	100,000	19,411
The Blackstone Group Inc., Class A	412,500	18,323
Toronto-Dominion Bank (CAD denominated)	292,000	17,062
B3 SA - Brasil, Bolsa, Balcao	1,500,000	14,633
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,195,000	14,349
DBS Group Holdings Ltd.	705,000	13,527
Other securities		82,957
		263,873

Industrials 12.43%
Airbus SE, non-registered shares	672,200	95,300
Lockheed Martin Corp.	66,000	23,994
CCR SA, ordinary nominative	6,017,900	21,408
Safran SA	143,000	20,952
Rheinmetall AG	151,500	18,545
Boeing Co.	45,900	16,708
Other securities		58,397
		255,304

Consumer discretionary 9.21%
Home Depot, Inc.	135,700	28,221
LVMH Moët Hennessy-Louis Vuitton SE	56,200	23,920
Carnival Corp., units	319,000	14,849
Norwegian Cruise Line Holdings Ltd.[1]	275,000	14,748
Other securities		107,274
		189,012

Communication services 8.39%
Nintendo Co., Ltd.	224,000	82,046
Alphabet Inc., Class A1	21,800	23,605
Alphabet Inc., Class C1	7,000	7,566
Other securities		59,085
		172,302

Health care 8.25%
UnitedHealth Group Inc.	101,825	24,846
Merck & Co., Inc.	267,350	22,417
Boston Scientific Corp.[1]	351,000	15,086
Abbott Laboratories	171,000	14,381
Fleury SA, ordinary nominative	2,500,000	13,900
AstraZeneca PLC	167,000	13,654
Novartis AG	148,000	13,524
Other securities		51,525
		169,333

62	American Funds Insurance Series

Global Growth and Income Fund

Common stocks	Shares	Value (000)
Materials 7.67%
Vale SA, ordinary nominative	2,395,000	$32,320
Fortescue Metals Group Ltd.	4,763,816	30,167
Freeport-McMoRan Inc.	2,499,000	29,013
Koninklijke DSM NV	109,000	13,473
Other securities		52,569
		157,542

Energy 6.48%
Reliance Industries Ltd.[1]	2,830,148	51,377
Gazprom PJSC (ADR)	3,431,000	25,135
Royal Dutch Shell PLC, Class B	550,000	18,028
Other securities		38,461
		133,001

Real estate 4.42%
MGM Growth Properties LLC REIT, Class A	676,200	20,726
Gaming and Leisure Properties, Inc. REIT	425,000	16,566
Alexandria Real Estate Equities, Inc. REIT	103,000	14,532
Other securities		38,970
		90,794

Consumer staples 4.36%
Nestlé SA	434,700	45,002
Other securities		44,438
		89,440

Utilities 3.94%
Ørsted AS	491,552	42,504
Enel SpA	2,780,000	19,409
Other securities		18,984
		80,897

Total common stocks (cost: $1,409,787,000)		1,902,447

Preferred securities 0.39%
Financials 0.39%
Other securities		8,125

Total preferred securities (cost: $6,929,000)		8,125

Bonds, notes & other debt instruments 1.71%	Principal amount (000)
Corporate bonds & notes 1.71%
Communication services 1.71%
Sprint Corp. 7.25% 2021	$33,000	35,145

Total bonds, notes & other debt instruments (cost: $31,773,000)		35,145

Short-term securities 4.32%	Shares
Money market investments 4.32%
Capital Group Central Cash Fund	886,487	88,640

Total short-term securities (cost: $88,643,000)		88,640
Total investment securities 99.08% (cost: $1,537,132,000)		2,034,357
Other assets less liabilities 0.92%		18,830

Net assets 100.00%		$2,053,187

American Funds Insurance Series	63

Global Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD7,285	AUD10,500	JPMorgan Chase	7/26/2019	$(94)

[1]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ADR = American Depositary Receipts

AUD = Australian dollars

CAD = Canadian dollars

USD/$ = U.S. dollars

See notes to financial statements.

64	American Funds Insurance Series

Growth-Income Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 93.00%	Shares	Value (000)
Information technology 15.21%
Microsoft Corp.	9,380,500	$1,256,612
Broadcom Inc.	2,108,034	606,819
Intel Corp.	10,360,800	495,971
Texas Instruments Inc.	3,082,688	353,769
Accenture PLC, Class A	1,510,900	279,169
Mastercard Inc., Class A	791,000	209,243
Visa Inc., Class A	1,160,200	201,353
QUALCOMM Inc.	2,386,566	181,546
Other securities		1,581,296
		5,165,778

Health care 15.14%
UnitedHealth Group Inc.	2,444,268	596,426
Abbott Laboratories	6,329,069	532,275
Gilead Sciences, Inc.	6,325,600	427,358
Amgen Inc.	2,281,997	420,526
Merck & Co., Inc.	4,164,380	349,183
Eli Lilly and Co.	2,077,600	230,177
Cigna Corp.	1,327,418	209,135
Other securities		2,376,470
		5,141,550

Financials 11.17%
JPMorgan Chase & Co.	5,027,030	562,022
CME Group Inc., Class A	2,002,500	388,705
Bank of New York Mellon Corp.	6,957,700	307,182
Intercontinental Exchange, Inc.	3,183,555	273,595
Aon PLC, Class A	1,214,800	234,432
Other securities		2,028,647
		3,794,583

Industrials 11.05%
General Dynamics Corp.	2,639,200	479,859
Airbus SE, non-registered shares	2,824,564	400,449
BWX Technologies, Inc.[1]	5,373,948	279,983
TransDigm Group Inc.[2]	485,800	235,030
Northrop Grumman Corp.	694,900	224,529
Equifax Inc.	1,406,200	190,174
Other securities		1,944,195
		3,754,219

Communication services 10.97%
Facebook, Inc., Class A2	6,449,227	1,244,701
Alphabet Inc., Class C2	316,784	342,415
Alphabet Inc., Class A2	279,980	303,162
Netflix, Inc.[2]	1,449,649	532,485
Verizon Communications Inc.	4,009,400	229,057
Comcast Corp., Class A	4,893,400	206,893
Charter Communications, Inc., Class A2	458,369	181,138
Other securities		687,081
		3,726,932

Consumer staples 7.91%
Coca-Cola Co.	7,223,100	367,800
British American Tobacco PLC	6,930,260	241,942
British American Tobacco PLC (ADR)	479,440	16,718
Costco Wholesale Corp.	832,200	219,917
Pernod Ricard SA	1,169,574	215,514

American Funds Insurance Series	65

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Mondelez International, Inc.	3,567,400	$192,283
Carlsberg A/S, Class B	1,390,224	184,300
Other securities		1,247,808
		2,686,282

Energy 7.05%
Exxon Mobil Corp.	5,845,200	447,918
Chevron Corp.	2,164,300	269,325
Enbridge Inc. (CAD denominated)	5,893,659	212,874
Enbridge Inc. (CAD denominated)[3]	1,340,553	48,420
EOG Resources, Inc.	2,715,800	253,004
Schlumberger Ltd.	4,570,400	181,628
Other securities		982,492
		2,395,661

Consumer discretionary 5.65%
Amazon.com, Inc.[2]	290,400	549,910
Other securities		1,370,517
		1,920,427

Materials 4.77%
Celanese Corp.	3,193,233	344,230
International Flavors & Fragrances Inc.	1,599,000	231,999
Linde PLC	1,152,000	231,322
Other securities		812,038
		1,619,589

Utilities 2.02%
Sempra Energy	2,375,700	326,516
Other securities		360,574
		687,090

Real estate 1.90%
Crown Castle International Corp. REIT	1,795,400	234,031
Other securities		411,840
		645,871

Mutual funds 0.16%
Other securities		54,750

Total common stocks (cost: $23,041,561,000)		31,592,732

Convertible stocks 0.30%
Other 0.30%
Other securities		99,581

Total convertible stocks (cost: $89,661,000)		99,581

Convertible bonds 0.02%	Principal amount (000)
Energy 0.02%
Other securities		7,112

Total convertible bonds (cost: $11,820,000)		7,112

66	American Funds Insurance Series

Growth-Income Fund

Short-term securities 6.26%	Shares	Value (000)
Money market investments 6.26%
Capital Group Central Cash Fund	21,280,609	$2,127,848

Total short-term securities (cost: $2,127,852,000)		2,127,848
Total investment securities 99.58% (cost: $25,270,894,000)		33,827,273
Other assets less liabilities 0.42%		142,019

Net assets 100.00%		$33,969,292

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Common stocks 0.82%
Industrials 0.82%
BWX Technologies, Inc.	5,290,948	83,000	—	5,373,948	$—	$73,906	$1,827	$279,983

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $48,420,000, which represented .14% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

American Funds Insurance Series	67

International Growth and Income Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 92.46%	Shares	Value (000)
Financials 18.26%
HDFC Bank Ltd.	1,228,800	$43,503
Zurich Insurance Group AG	92,200	32,103
AIA Group Ltd.	1,833,000	19,769
Prudential PLC	738,000	16,083
ING Groep NV	1,367,000	15,849
Sony Financial Holdings Inc.	526,100	12,629
Banco Santander, SA	2,611,538	12,117
Sumitomo Mitsui Financial Group, Inc.	308,000	10,873
Haci Ömer Sabanci Holding AS	6,520,900	9,673
GT Capital Holdings, Inc.	501,049	9,193
Other securities		80,065
		261,857

Health care 12.76%
Novartis AG	502,545	45,920
Takeda Pharmaceutical Co., Ltd.	1,043,753	37,010
Fresenius SE & Co. KGaA	551,600	29,906
Daiichi Sankyo Co., Ltd.	561,000	29,321
China Biologic Products Holdings, Inc.[1]	182,000	17,345
Other securities		23,554
		183,056

Industrials 11.63%
Airbus SE, non-registered shares	253,960	36,005
Shanghai International Airport Co., Ltd., Class A	2,590,033	31,593
ASSA ABLOY AB, Class B	681,100	15,395
Komatsu Ltd.	629,600	15,183
Airports of Thailand PCL, foreign registered	5,250,000	12,583
Adani Ports & Special Economic Zone Ltd.	2,008,779	11,937
Aena SME, SA, non-registered shares	52,450	10,395
Other securities		33,714
		166,805

Energy 8.60%
Royal Dutch Shell PLC, Class A (GBP denominated)	2,147,691	70,164
Royal Dutch Shell PLC, Class B	138,000	4,523
TOTAL SA	404,534	22,666
Canadian Natural Resources, Ltd. (CAD denominated)	272,500	7,348
Canadian Natural Resources, Ltd.	92,000	2,481
Other securities		16,229
		123,411

Real estate 7.67%
Sun Hung Kai Properties Ltd.	2,249,500	38,155
CK Asset Holdings Ltd.	3,939,348	30,837
Daito Trust Construction Co., Ltd.	144,800	18,447
China Resources Land Ltd.	3,064,000	13,493
Other securities		9,011
		109,943

Consumer discretionary 6.98%
Sony Corp.	430,000	22,526
LVMH Moët Hennessy-Louis Vuitton SE	48,000	20,430
Luckin Coffee Inc., Class A (ADR)[1]	508,404	9,909
Kering SA	16,600	9,817
Just Eat PLC[1]	1,215,000	9,644
Other securities		27,776
		100,102

68	American Funds Insurance Series

International Growth and Income Fund

Common stocks	Shares	Value (000)
Materials 6.83%
Rio Tinto PLC	792,800	$49,138
Yara International ASA	343,000	16,638
Air Liquide SA, non-registered shares	72,000	10,074
Other securities		22,156
		98,006

Utilities 5.91%
Ørsted AS	317,300	27,437
E.ON SE	1,952,000	21,199
ENN Energy Holdings Ltd.	1,658,000	16,131
Other securities		20,062
		84,829

Consumer staples 5.71%
Pernod Ricard SA	128,650	23,706
British American Tobacco PLC	627,958	21,923
Coca-Cola Icecek AS, Class C	2,631,000	13,576
Other securities		22,748
		81,953

Information technology 4.33%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,804,000	21,577
Tokyo Electron Ltd.	96,500	13,533
Samsung Electronics Co., Ltd.	259,000	10,543
ASML Holding NV	47,800	9,987
Other securities		6,420
		62,060

Communication services 3.78%
Yandex NV, Class A1	470,000	17,860
Other securities		36,329
		54,189

Total common stocks (cost: $1,177,798,000)		1,326,211

Preferred securities 1.25%
Financials 0.98%
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,486,950	14,007

Energy 0.27%
Other securities		3,875

Total preferred securities (cost: $13,377,000)		17,882

Bonds, notes & other debt instruments 1.15%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.62%
Other securities		8,979

Corporate bonds & notes 0.53%
Other 0.53%
Other securities		7,582

Total corporate bonds & notes		7,582

Total bonds, notes & other debt instruments (cost: $15,610,000)		16,561

American Funds Insurance Series	69

International Growth and Income Fund

Short-term securities 4.89%	Shares	Value (000)
Money market investments 4.53%
Capital Group Central Cash Fund	649,569	$64,951

	Principal amount (000)
Other short-term securities 0.36%
Other securities		5,254

Total short-term securities (cost: $69,825,000)		70,205
Total investment securities 99.75% (cost: $1,276,610,000)		1,430,859
Other assets less liabilities 0.25%		3,524

Net assets 100.00%		$1,434,383

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security (with a value of $1,907,000, which represented .13% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD1,559	GBP1,223	Morgan Stanley	7/12/2019	$5

[1]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

USD/$ = U.S. dollars

See notes to financial statements.

70	American Funds Insurance Series

Capital Income Builder

Summary investment portfolio June 30, 2019	unaudited

Common stocks 67.41%	Shares	Value (000)
Information technology 9.58%
Microsoft Corp.	109,620	$14,685
Broadcom Inc.	50,800	14,623
QUALCOMM Inc.	140,900	10,718
Intel Corp.	221,100	10,584
Taiwan Semiconductor Manufacturing Co., Ltd.	1,277,800	9,832
Other securities		19,983
		80,425

Consumer staples 9.08%
Philip Morris International Inc.	145,220	11,404
Diageo PLC	233,600	10,039
British American Tobacco PLC	271,200	9,468
Carlsberg A/S, Class B	69,692	9,239
Coca-Cola Co.	177,700	9,048
Nestlé SA	69,277	7,172
Altria Group, Inc.	150,370	7,120
Other securities		12,741
		76,231

Financials 8.63%
CME Group Inc., Class A	59,566	11,562
Zurich Insurance Group AG	26,872	9,357
DBS Group Holdings Ltd.	335,700	6,441
SunTrust Banks, Inc.	100,500	6,316
Sampo Oyj, Class A	130,569	6,162
Other securities		32,667
		72,505

Real estate 8.21%
Crown Castle International Corp. REIT	130,300	16,984
American Tower Corp. REIT	77,569	15,859
Link Real Estate Investment Trust REIT	693,500	8,522
Digital Realty Trust, Inc. REIT	49,000	5,772
Other securities		21,844
		68,981

Energy 7.49%
Royal Dutch Shell PLC, Class B	413,140	13,542
Royal Dutch Shell PLC, Class B (ADR)	8,500	559
Royal Dutch Shell PLC, Class A (GBP denominated)	101	3
Enbridge Inc. (CAD denominated)	369,670	13,352
Williams Companies, Inc.	236,700	6,637
Occidental Petroleum Corp.	122,600	6,165
Other securities		22,602
		62,860

Communication services 5.11%
Vodafone Group PLC	5,707,800	9,374
Koninklijke KPN NV	2,692,994	8,268
Verizon Communications Inc.	119,950	6,853
HKT Trust and HKT Ltd., units	3,699,240	5,872
Other securities		12,525
		42,892

Health care 4.93%
AstraZeneca PLC	123,900	10,130
AstraZeneca PLC (ADR)	145,100	5,990
GlaxoSmithKline PLC	421,500	8,439
Pfizer Inc.	176,500	7,646
Other securities		9,201
		41,406

American Funds Insurance Series	71

Capital Income Builder

Common stocks (continued)	Shares		Value (000)
Utilities 4.26%
Enel SpA	1,753,109		$12,240
Edison International	135,100		9,107
Other securities			14,428
			35,775

Consumer discretionary 4.21%
Las Vegas Sands Corp.	173,400		10,246
Sands China Ltd.	1,460,800		6,985
Other securities			18,135
			35,366

Industrials 3.85%
Airbus SE, non-registered shares	90,999		12,901
Boeing Co.	21,300		7,754
Other securities			11,658
			32,313

Materials 2.06%
Other securities			17,288

Total common stocks (cost: $534,432,000)			566,042

Rights & warrants 0.00%
Energy 0.00%
Other securities			—	[1]

Total rights & warrants (cost: $0)			—	[1]

Convertible stocks 1.11%
Utilities 0.66%
Other securities			5,541

Real estate 0.45%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	3,150		3,786

Total convertible stocks (cost: $8,227,000)			9,327

Bonds, notes & other debt instruments 22.66%	Principal amount (000)
U.S. Treasury bonds & notes 13.13%
U.S. Treasury 12.45%
U.S. Treasury 2.25% 2021	$12,000		12,100
U.S. Treasury 1.875% 2022	10,500		10,551
U.S. Treasury 2.00% 2022[2]	15,000		15,130
U.S. Treasury 2.125% 2022	8,800		8,919
U.S. Treasury 2.00% 2025	13,200		13,327
U.S. Treasury 2.00% 2026	7,500		7,558
U.S. Treasury 0%–3.13% 2021–2049[2]	39,303		36,935
			104,520

U.S. Treasury inflation-protected securities 0.68%
U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	5,657		5,728
U.S. Treasury Inflation-Protected Security 0.50% 2028[3]	—	[1]	—	[1]
			5,728

Total U.S. Treasury bonds & notes			110,248

72	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Mortgage-backed obligations 5.27%
Federal agency mortgage-backed obligations 4.99%
Fannie Mae Pool #CA2055 4.50% 2048[4]	$6,244	$6,565
Fannie Mae Pool #CA1709 4.50% 2048[4]	5,393	5,675
Fannie Mae Pool #CA1563 4.50% 2048[4]	5,290	5,567
Fannie Mae 3.50%–4.00% 2046–2049[4]	2,067	2,156
Government National Mortgage Assn. 4.18%–6.64% 2048–2064[4,5]	14,177	14,838
Other securities		7,130
		41,931

Collateralized mortgage-backed obligations (privately originated) 0.28%
Other securities		2,358

Total mortgage-backed obligations		44,289

Corporate bonds & notes 3.21% Utilities 0.57%
Southern California Edison Co. 4.00%–4.65% 2043–2048	419	425
Other securities		4,366
		4,791

Health care 0.47%
AstraZeneca PLC 3.375% 2025	200	209
Other securities		3,711
		3,920

Consumer staples 0.41%
British American Tobacco PLC 3.56%–4.54% 2027–2047	920	906
Philip Morris International Inc. 3.375% 2029	280	289
Other securities		2,266
		3,461

Communication services 0.28%
Vodafone Group PLC 5.25% 2048	250	277
Other securities		2,070
		2,347

Information technology 0.22%
Broadcom Inc. 4.75% 2029[6]	530	544
Broadcom Ltd. 3.50%–3.88% 2024–2028	428	419
Other securities		904
		1,867

Energy 0.18%
Enbridge Energy Partners, LP 7.375% 2045	85	125
Other securities		1,402
		1,527

Other 1.08%
Other securities		9,048

Total corporate bonds & notes		26,961

Asset-backed obligations 1.00%
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[4,6]	6,959	6,948
Other securities		1,409

Total asset-backed obligations		8,357

American Funds Insurance Series	73

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals 0.05%
Other securities		$412

Total bonds, notes & other debt instruments (cost: $185,342,000)		190,267

Short-term securities 8.17%	Shares
Money market investments 8.17%
Capital Group Central Cash Fund	685,730	68,566

Total short-term securities (cost: $68,566,000)		68,566
Total investment securities 99.35% (cost: $796,567,000)		834,202
Other assets less liabilities 0.65%		5,487

Net assets 100.00%		$839,689

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $190,000, which represented .02% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [7]	Value at 6/30/2019 (000) [8]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
2 Year U.S. Treasury Note Futures	Long	417	October 2019	$83,400	$89,730	$646
5 Year U.S. Treasury Note Futures	Short	73	October 2019	(7,300)	(8,626)	(104)
10 Year Ultra U.S. Treasury Note Futures	Short	235	September 2019	(23,500)	(32,459)	(1,021)
20 Year U.S. Treasury Bond Futures	Long	49	September 2019	4,900	7,624	203
30 Year Ultra U.S. Treasury Bond Futures	Long	27	September 2019	2,700	4,794	210
						$(66)

74	American Funds Insurance Series

Capital Income Builder

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
2.337%	U.S. EFFR	7/31/2019	$123,000	$(4)	$—	$(4)
2.325%	U.S. EFFR	7/31/2019	163,000	(6)	—	(6)
2.305%	U.S. EFFR	7/31/2019	163,000	(9)	—	(9)
U.S. EFFR	2.039%	9/18/2019	309,000	(4)	—	(4)
2.4035%	U.S. EFFR	1/11/2021	30,760	364	—	364
2.3995%	U.S. EFFR	1/11/2021	21,249	250	—	250
2.3755%	U.S. EFFR	2/6/2021	29,000	354	—	354
2.37%	U.S. EFFR	3/8/2021	15,000	194	—	194
3-month USD-LIBOR	2.348%	4/1/2021	47,000	(421)	—	(421)
2.197%	U.S. EFFR	4/15/2021	31,000	338	—	338
2.21875%	U.S. EFFR	3/14/2024	9,000	293	—	293
					$—	$1,349

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Amount less than one thousand.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $709,000, which represented .08% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $16,746,000, which represented 1.99% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

EFFR = Effective Federal Funds Rate

GBP = British pounds

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	75

Asset Allocation Fund

Summary investment portfolio June 30, 2019	unaudited

Common stocks 61.08%	Shares	Value (000)
Information technology 14.78%
Microsoft Corp.	6,641,900	$889,749
Broadcom Inc.	2,095,000	603,067
ASML Holding NV (New York registered)	1,865,000	387,790
ASML Holding NV	70,000	14,625
VeriSign, Inc.[1]	1,700,000	355,572
Intel Corp.	5,820,000	278,603
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,276,700	245,858
Intuit Inc.	900,000	235,197
MKS Instruments, Inc.[2]	2,800,000	218,092
Visa Inc., Class A	1,032,000	179,103
Other securities		357,479
		3,765,135

Financials 10.02%
Chubb Ltd.	2,200,000	324,038
Arch Capital Group Ltd.[1]	7,331,500	271,852
First Republic Bank	2,580,000	251,937
CME Group Inc., Class A	977,200	189,684
JPMorgan Chase & Co.	1,600,000	178,880
Capital One Financial Corp.	1,950,000	176,943
Citigroup Inc.	2,500,000	175,075
Bank of America Corp.	6,000,000	174,000
Wells Fargo & Co.	3,500,000	165,620
Other securities		643,239
		2,551,268

Health care 9.93%
Johnson & Johnson	3,672,000	511,436
UnitedHealth Group Inc.	2,016,300	491,997
Humana Inc.	1,265,000	335,604
Merck & Co., Inc.	2,420,300	202,942
Bluebird Bio, Inc.[1]	1,558,700	198,267
Cigna Corp.	1,250,000	196,938
Other securities		592,293
		2,529,477

Industrials 5.77%
Boeing Co.	1,211,000	440,816
Northrop Grumman Corp.	1,349,400	436,005
Lockheed Martin Corp.	847,200	307,991
Other securities		285,567
		1,470,379

Consumer discretionary 4.93%
Home Depot, Inc.	1,125,000	233,966
Amazon.com, Inc.[1]	103,000	195,044
Suzuki Motor Corp.	3,700,000	173,787
General Motors Co.	4,100,000	157,973
VF Corp.	1,500,000	131,025
Other securities		363,809
		1,255,604

Energy 3.92%
Noble Energy, Inc.	12,500,000	280,000
Cenovus Energy Inc.	28,000,000	246,955
Royal Dutch Shell PLC, Class B (ADR)	2,745,000	180,456
Suncor Energy Inc.	4,000,000	124,776
Other securities		165,644
		997,831

76	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Consumer staples 3.85%
Philip Morris International Inc.	5,430,000	$426,418
Nestlé SA	3,006,689	311,264
Nestlé SA (ADR)	900,000	93,060
Other securities		148,922
		979,664

Communication services 3.71%
Charter Communications, Inc., Class A1	827,126	326,864
Facebook, Inc., Class A1	1,077,100	207,880
Other securities		409,851
		944,595

Materials 2.67%
Dow Inc.	4,616,666	227,648
Other securities		453,796
		681,444

Real estate 0.87%
Other securities		220,771

Utilities 0.63%
CMS Energy Corp.	2,284,700	132,307
Other securities		28,901
		161,208

Total common stocks (cost: $10,698,642,000)		15,557,376

Rights & warrants 0.00%
Other 0.00%
Other securities		101

Total rights & warrants (cost: $47,000)		101

Convertible stocks 0.27%
Other 0.27%
Other securities		67,927

Total convertible stocks (cost: $66,588,000)		67,927

Convertible bonds 0.00%	Principal amount (000)
Communication services 0.00%
Other securities		1,286

Total convertible bonds (cost: $1,390,000)		1,286

Bonds, notes & other debt instruments 30.44%
U.S. Treasury bonds & notes 12.71%
U.S. Treasury 10.47%
U.S. Treasury 1.25% 2020[3]	$278,117	276,813
U.S. Treasury 1.625% 2020	125,000	124,600
U.S. Treasury 2.25% 2021	138,000	139,145
U.S. Treasury 2.50% 2021	200,000	202,080
U.S. Treasury 1.75% 2024	130,000	129,970
U.S. Treasury 2.50% 2024	225,000	232,409
U.S. Treasury 1.13%–4.75% 2019–2049[3]	1,516,483	1,562,257
		2,667,274

American Funds Insurance Series	77

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 2.24%
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	$223,594	$227,688
U.S. Treasury Inflation-Protected Security 1.375% 2044[3,4]	140,628	160,014
U.S. Treasury Inflation-Protected Securities 0.38%–1.00% 2024–2049[3,4]	189,143	183,285
		570,987

Total U.S. Treasury bonds & notes		3,238,261

Corporate bonds & notes 10.79%
Health care 1.85%
UnitedHealth Group Inc. 3.38%–4.45% 2024–2048	12,215	13,369
Other securities		458,990
		472,359

Financials 1.70%
ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	7,405	7,683
Other securities		424,406
		432,089

Energy 1.18%
Cenovus Energy Inc. 3.80%–5.40% 2023–2047	17,385	18,156
Noble Energy, Inc. 4.95% 2047	375	398
Other securities		282,453
		301,007

Communication services 1.15%
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50%–6.48% 2023–2049[5]	33,760	36,326
Other securities		255,457
		291,783

Industrials 0.80%
Boeing Co. 2.70%–3.90% 2022–2049	16,533	17,042
Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,050	10,312
Northrop Grumman Corp. 2.93%–3.25% 2025–2028	13,245	13,554
Other securities		164,113
		205,021

Consumer staples 0.78%
Nestlé Holdings, Inc. 3.35% 2023[5]	750	782
Philip Morris International Inc. 1.88%–4.25% 2020–2044	15,481	15,777
Other securities		182,969
		199,528

Information technology 0.51%
Broadcom Inc. 3.13%–4.75% 2022–2029[5]	30,890	31,474
Broadcom Ltd. 3.50%–3.88% 2024–2028	11,832	11,578
Microsoft Corp. 3.30%–4.25% 2027–2047	11,250	12,565
Other securities		73,386
		129,003

Other 2.82%
Other securities		716,137

Total corporate bonds & notes		2,746,927

78	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Mortgage-backed obligations 6.06%
Federal agency mortgage-backed obligations 5.84%
Fannie Mae 0%–7.50% 2021–2049[6,7]	$410,879	$426,582
Freddie Mac 3.00%–6.50% 2034–2048[6]	272,601	282,129
Government National Mortgage Assn. 3.50%–4.50% 2048–2049[6,8]	400,322	416,602
Other securities		365,962
		1,491,275

Other 0.22%
Other securities		51,824

Total mortgage-backed obligations		1,543,099

Federal agency bonds & notes 0.05%
Fannie Mae 1.875% 2026[3]	13,000	12,852

Other 0.83%
Other securities		210,817

Total bonds, notes & other debt instruments (cost: $7,576,505,000)		7,751,956

Short-term securities 10.32%	Shares
Money market investments 10.32%
Capital Group Central Cash Fund	26,293,786	2,629,116

Total short-term securities (cost: $2,629,127,000)		2,629,116
Total investment securities 102.11% (cost: $20,972,299,000)		26,007,762
Other assets less liabilities (2.11)%		(536,983)

Net assets 100.00%		$25,470,779

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $33,335,000, which represented .13% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $45,351,000, which represented .18% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,014,000, an aggregate cost of $9,216,000, and which represented .02% of the net assets of the fund) were acquired from 9/26/2013 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [9]	Value at 6/30/2019 (000) [10]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
90 Day Euro Dollar Futures	Long	4,190	September 2019	$1,047,500	$1,026,498	$911
90 Day Euro Dollar Futures	Long	1,682	March 2020	420,500	413,309	1,574
90 Day Euro Dollar Futures	Short	4,190	September 2020	(1,047,500)	(1,031,211)	(889)
90 Day Euro Dollar Futures	Short	1,682	March 2021	(420,500)	(414,066)	(1,344)
2 Year U.S. Treasury Note Futures	Long	7,644	October 2019	1,528,800	1,644,833	9,786
5 Year U.S. Treasury Note Futures	Long	2,171	October 2019	217,100	256,517	2,658
10 Year U.S. Treasury Note Futures	Short	8	September 2019	(800)	(1,024)	(15)

American Funds Insurance Series	79

Asset Allocation Fund

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[9]	Value at 6/30/2019 (000)	[10]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	2,089	September 2019	$(208,900)		$(288,543)		$(5,727)
30 Year Ultra U.S. Treasury Bond Futures	Long	613	September 2019	61,300		108,846		3,458
								$10,412

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized depreciation at 6/30/2019 (000)
1.6365%	3-month USD-LIBOR	10/16/2019	$124,000	$(267)	$—	$(267)
3-month USD-LIBOR	2.18075%	3/29/2024	26,400	(524)	—	(524)
3-month USD-LIBOR	2.194%	3/29/2024	101,900	(2,083)	—	(2,083)
3-month USD-LIBOR	2.21875%	3/29/2024	107,250	(2,313)	—	(2,313)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(4,195)	—	(4,194)
					$—	$(9,381)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

						Net
	Beginning			Ending	Net	unrealized	Dividend	Value of
	shares or			shares or	realized	(depreciation)	or interest	affiliates at
	principal			principal	loss	appreciation	income	6/30/2019
	amount	Additions	Reductions	amount	(000)	(000)	(000)	(000)
Common stocks 1.61%
Information technology 0.86%
MKS Instruments, Inc.	—	2,800,000	—	2,800,000	$—	$(19,186)	$390	$218,092

Consumer discretionary 0.75%
Dillard’s, Inc., Class A (USA)	1,700,000	—	—	1,700,000	—	3,349	340	105,876
Kontoor Brands, Inc.[1]	—	3,084,392	—	3,084,392	—	1,070	—	86,425
								192,301

Energy 0.00%
Weatherford International PLC[1,11]	60,000,000	—	60,000,000	—	(446,158)	415,322	—	—
Total common stocks								410,393

Bonds, notes & other debt instruments 0.00%
Energy 0.00%
Weatherford International PLC 4.50% 2022[11]	$6,365,000	—	—	$6,365,000	—	(592)	241	—
Weatherford International PLC 8.25% 2023[11]	$5,800,000	—	—	$5,800,000	—	(469)	243	—
Weatherford International PLC 9.875% 2024[11]	$1,000,000	—	—	$1,000,000	—	(92)	48	—
Weatherford International PLC 9.875% 2025[11]	$2,550,000	—	—	$2,550,000	—	(224)	127	—
Weatherford International PLC 6.50% 2036[11]	$7,595,000	—	—	$7,595,000	—	(51)	260	—
Weatherford International PLC 6.75% 2040[11]	$7,825,000	—	—	$7,825,000	—	(53)	275	—
								—
Total 1.61%					$(446,158)	$399,074	$1,924	$410,393

80	American Funds Insurance Series

Asset Allocation Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $13,869,000, which represented .05% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $936,956,000, which represented 3.68% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Purchased on a TBA basis.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Unaffiliated issuer at 6/30/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	81

Global Balanced Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 59.16%	Shares	Value (000)
Information technology 11.42%
Broadcom Inc.	26,895	$7,742
PagSeguro Digital Ltd., Class A1	161,228	6,283
Taiwan Semiconductor Manufacturing Co., Ltd.	804,000	6,187
ASML Holding NV	25,800	5,390
Microsoft Corp.	32,620	4,370
Temenos AG	18,000	3,220
Visa Inc., Class A	14,600	2,534
Infosys Ltd.	214,650	2,276
Other securities		9,448
		47,450

Health care 10.20%
Merck & Co., Inc.	116,325	9,754
AstraZeneca PLC	102,050	8,344
Humana Inc.	16,330	4,332
Mettler-Toledo International Inc.[1]	3,500	2,940
Coloplast A/S, Class B	21,200	2,396
Other securities		14,633
		42,399

Financials 8.52%
Berkshire Hathaway Inc., Class A1	21	6,685
Sberbank of Russia PJSC (ADR)	331,000	5,091
JPMorgan Chase & Co.	45,300	5,065
AIA Group Ltd.	426,000	4,595
B3 SA - Brasil, Bolsa, Balcao	376,000	3,668
Hang Seng Bank Ltd.	114,000	2,838
BlackRock, Inc.	5,730	2,689
Other securities		4,794
		35,425

Consumer staples 7.64%
Nestlé SA	64,100	6,636
British American Tobacco PLC	156,300	5,457
Altria Group, Inc.	87,000	4,120
Philip Morris International Inc.	50,800	3,989
Keurig Dr Pepper Inc.	106,000	3,063
Other securities		8,495
		31,760

Industrials 6.59%
Boeing Co.	11,250	4,095
Edenred SA	66,528	3,394
MTU Aero Engines AG	9,800	2,335
Other securities		17,580
		27,404

Consumer discretionary 4.31%
Home Depot, Inc.	22,275	4,632
General Motors Co.	110,500	4,258
Amazon.com, Inc.[1]	1,375	2,604
LVMH Moët Hennessy-Louis Vuitton SE	5,765	2,454
Alibaba Group Holding Ltd. (ADR)[1]	13,700	2,321
Other securities		1,623
		17,892

Materials 2.83%
Other securities		11,753

82	American Funds Insurance Series

Global Balanced Fund

Common stocks	Shares	Value (000)
Energy 2.45%
Other securities		$10,162

Communication services 2.22%
Alphabet Inc., Class C1	3,579	3,868
Nintendo Co., Ltd.	7,500	2,747
SK Telecom Co., Ltd.	11,590	2,600
		9,215

Real estate 1.77%
Crown Castle International Corp. REIT	23,940	3,120
Gaming and Leisure Properties, Inc. REIT	59,720	2,328
Other securities		1,894
		7,342

Utilities 1.21%
Ørsted AS	58,400	5,050

Total common stocks (cost: $194,289,000)		245,852

Bonds, notes & other debt instruments 35.34%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.82%
Japan, Series 395, 0.10% 2020	¥423,100	3,942
Japan, Series 346, 0.10% 2027	304,250	2,901
Japan 0.10%–1.70% 2020–2049[2]	1,228,461	12,085
Other securities		42,643
		61,571

U.S. Treasury bonds & notes 12.90%
U.S. Treasury 11.14%
U.S. Treasury 2.25% 2021	$5,000	5,041
U.S. Treasury 2.875% 2021	2,250	2,309
U.S. Treasury 1.625% 2022[3]	2,850	2,840
U.S. Treasury 2.875% 2023	2,250	2,356
U.S. Treasury 2.25% 2024	3,055	3,125
U.S. Treasury 2.25% 2027	2,800	2,866
U.S. Treasury 1.00%–3.13% 2019–2049[3]	27,028	27,782
		46,319

U.S. Treasury inflation-protected securities 1.76%
U.S. Treasury Inflation-Protected Security 0.875% 2029[2]	3,845	4,054
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2022–2044[2,3]	3,164	3,260
		7,314

Total U.S. Treasury bonds & notes		53,633

Corporate bonds & notes 5.15%
Financials 1.10%
JPMorgan Chase & Co. 2.55%–3.25% 2021–2023	254	257
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)[4]	135	149
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.926% 2021[5]	300	300
Other securities		3,886
		4,592

American Funds Insurance Series	83

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Health care 0.79%
AstraZeneca PLC 2.38%–3.50% 2022–2023	$260	$268
Humana Inc. 3.15% 2022	100	102
Other securities		2,910
		3,280

Consumer staples 0.50%
Altria Group, Inc. 2.63%–5.80% 2020–2039	225	241
Altria Group, Inc. 1.00%–2.20% 2023–2027	€280	332
British American Tobacco PLC 3.56%–4.39% 2027–2037	$185	181
Philip Morris International Inc. 2.00%–2.90% 2020–2022	170	171
Reynolds American Inc. 4.00%–4.45% 2022–2025	120	126
Other securities		1,039
		2,090

Information technology 0.26%
Broadcom Ltd. 3.875% 2027	190	186
Microsoft Corp. 2.40%–3.30% 2026–2027	577	596
Other securities		293
		1,075

Other 2.50%
Other securities		10,356

Total corporate bonds & notes		21,393

Mortgage-backed obligations 2.47%
Federal agency mortgage-backed obligations 2.01%
Fannie Mae Pool #CA3129 4.00% 2049[6]	3,115	3,235
Fannie Mae 3.50%–4.00% 2049[6]	2,893	2,996
Other securities		2,143
		8,374

Other 0.46%
Other securities		1,900

Total mortgage-backed obligations		10,274

Total bonds, notes & other debt instruments (cost: $143,081,000)		146,871

Short-term securities 5.38%	Shares
Money market investments 5.16%
Capital Group Central Cash Fund	214,395	21,438

	Principal amount (000)
Other short-term securities 0.22%
Other securities		896

Total short-term securities (cost: $22,342,000)		22,334
Total investment securities 99.88% (cost: $359,712,000)		415,057
Other assets less liabilities 0.12%		511

Net assets 100.00%		$415,568

84	American Funds Insurance Series

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $9,220,000, which represented 2.22% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Futures contracts

		Number of		Notional amount	[7]	Value at 6/30/2019	[8]	Unrealized appreciation at 6/30/2019
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	54	October 2019	$5,400		$6,380		$89

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
GBP1,100	USD1,403	Morgan Stanley	7/8/2019	$(5)
USD705	GBP560	Morgan Stanley	7/8/2019	(6)
JPY25,675	USD238	HSBC Bank	7/10/2019	— [9]
THB8,500	USD276	HSBC Bank	7/12/2019	1
USD272	THB8,500	HSBC Bank	7/12/2019	(6)
USD823	ILS2,960	Goldman Sachs	7/12/2019	(7)
INR51,625	USD742	Citibank	7/15/2019	4
INR675	USD10	JPMorgan Chase	7/15/2019	— [9]
USD164	EUR145	JPMorgan Chase	7/15/2019	(2)
USD737	INR52,300	Standard Chartered Bank	7/15/2019	(19)
USD168	ILS600	HSBC Bank	7/16/2019	— [9]
EUR1,541	USD1,748	JPMorgan Chase	7/17/2019	6
GBP726	USD922	JPMorgan Chase	7/17/2019	1
USD486	INR33,900	Standard Chartered Bank	7/18/2019	(3)
USD185	INR12,900	Standard Chartered Bank	7/19/2019	(2)
USD333	CNH2,310	Bank of America, N.A.	7/19/2019	(3)
USD629	BRL2,450	Citibank	7/19/2019	(8)
EUR1,130	USD1,278	Morgan Stanley	7/22/2019	10
CAD1,650	USD1,251	Citibank	7/22/2019	9
USD119	INR8,300	Goldman Sachs	7/22/2019	(1)
EUR1,117	USD1,259	Goldman Sachs	7/23/2019	14
CLP1,033,000	USD1,512	JPMorgan Chase	7/24/2019	13
USD598	CNH4,100	Standard Chartered Bank	7/25/2019	2
USD565	JPY61,000	JPMorgan Chase	7/25/2019	(2)
USD337	EUR300	JPMorgan Chase	7/25/2019	(5)
USD509	THB15,900	HSBC Bank	7/25/2019	(10)
EUR744	USD843	Bank of America, N.A.	7/26/2019	5
SEK11,700	USD1,260	Citibank	7/26/2019	3
CAD1,490	USD1,134	HSBC Bank	7/29/2019	5
NOK4,300	USD491	HSBC Bank	8/22/2019	14
NOK2,100	USD243	Bank of America, N.A.	8/22/2019	4
USD1,482	CNH10,300	HSBC Bank	9/18/2019	(16)
USD652	BRL2,510	HSBC Bank	12/18/2019	9
USD156	BRL600	JPMorgan Chase	12/18/2019	2
BRL90	USD23	JPMorgan Chase	12/18/2019	— [9]
BRL50	USD13	HSBC Bank	12/18/2019	— [9]
BRL20	USD5	Citibank	12/18/2019	— [9]
BRL1,320	USD339	Standard Chartered Bank	12/18/2019	— [9]
BRL175	USD46	JPMorgan Chase	12/18/2019	(1)
BRL970	USD249	Bank of New York Mellon	12/18/2019	(1)

American Funds Insurance Series	85

Global Balanced Fund

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
BRL250	USD65	HSBC Bank	12/20/2019	$(1)
USD62	BRL250	HSBC Bank	12/20/2019	(2)
				$2

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation at 6/30/2019 (000)
(0.0385)%	EONIA	12/4/2021	€4,300	$51	$—	$51

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $77,000, which represented .02% of the net assets of the fund.
[4]	Step bond; coupon rate may change at a later date.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars
CLP = Chilean pesos

CNH = Chinese yuan renminbi

EONIA = Euro Overnight Index Average

EUR/€ = Euros

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

NOK = Norwegian kroner

SEK = Swedish kronor

THB = Thai baht

USD/$ = U.S. dollars

See notes to financial statements.

86	American Funds Insurance Series

Bond Fund
Summary investment portfolio June 30, 2019	unaudited

Bonds, notes & other debt instruments 97.86%	Principal amount (000)		Value (000)
Corporate bonds & notes 33.38%
Financials 7.76%
Intesa Sanpaolo SpA 5.017% 2024[1]		$71,265	$71,473
Other securities			739,022
			810,495

Health care 6.03%
Teva Pharmaceutical Finance Co. BV 2.80% 2023		80,064	69,656
Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2046		149,049	121,795
Other securities			438,516
			629,967

Energy 4.52%
Petróleos Mexicanos 7.47% 2026	MXN	295,000	12,220
Petróleos Mexicanos 4.63%–6.88% 2022–2048		$127,082	126,235
Other securities			333,016
			471,471

Utilities 3.54%
Other securities			369,910

Consumer discretionary 3.47%
General Motors Co. 4.35%–6.75% 2025–2049		31,152	31,824
General Motors Financial Co. 3.15%–4.20% 2020–2024		88,686	90,228
Other securities			240,241
			362,293

Consumer staples 3.29%
Other securities			342,911

Information technology 1.44%
Broadcom Inc. 3.63%–4.75% 2024–2029[1]		78,813	80,209
Broadcom Ltd. 3.00%–3.88% 2022–2027		41,289	41,278
Other securities			28,922
			150,409

Communication services 1.34%
Other securities			140,150

Industrials 1.25%
Other securities			130,721

Other 0.74%
Other securities			76,647

Total corporate bonds & notes			3,484,974

U.S. Treasury bonds & notes 28.77%
U.S. Treasury 24.04%
U.S. Treasury 2.25% 2021		100,300	101,133
U.S. Treasury 2.50% 2023		57,200	58,802
U.S. Treasury 2.625% 2023		70,000	72,641
U.S. Treasury 2.75% 2023		173,600	180,131
U.S. Treasury 2.00% 2024		76,627	77,537
U.S. Treasury 2.125% 2024		250,100	254,272
U.S. Treasury 2.125% 2024[2]		72,100	73,331
U.S. Treasury 2.125% 2024		72,100	73,328
U.S. Treasury 2.25% 2024		65,000	66,420
U.S. Treasury 2.75% 2025		132,000	138,692

American Funds Insurance Series	87

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.875% 2025[2]	$96,200	$101,972
U.S. Treasury 2.875% 2025	72,100	76,308
U.S. Treasury 2.25% 2026[2]	198,389	203,287
U.S. Treasury 2.375% 2026	67,586	69,796
U.S. Treasury 2.25% 2027[2]	120,200	123,007
U.S. Treasury 2.25% 2027[2]	72,100	73,858
U.S. Treasury 2.875% 2028	48,100	51,670
U.S. Treasury 2.875% 2049	85,454	91,583
U.S. Treasury 3.00% 2049[2]	332,286	364,601
U.S. Treasury 1.75%–8.75% 2020–2029[2]	243,134	257,004
		2,509,373

U.S. Treasury inflation-protected securities 4.73%
U.S. Treasury Inflation-Protected Security 0.375% 2025[3]	54,975	55,644
U.S. Treasury Inflation-Protected Security 0.375% 2027[2,3]	156,675	158,351
U.S. Treasury Inflation-Protected Security 0.50% 2028[2,3]	152,451	131,785
U.S. Treasury Inflation-Protected Security 0.75% 2028[2,3]	72,378	75,527
U.S. Treasury Inflation-Protected Security 1.00% 2049[3]	68,791	72,945
		494,252

Total U.S. Treasury bonds & notes		3,003,625

Mortgage-backed obligations 26.15%
Federal agency mortgage-backed obligations 26.02%
Fannie Mae Pool #MA3210 3.50% 2047[4]	89,746	92,447
Fannie Mae Pool #CA0858 3.50% 2047[4]	63,102	64,928
Fannie Mae Pool #MA3495 4.00% 2048[4]	98,127	101,419
Fannie Mae Pool #CA3084 4.00% 2049[4]	55,282	57,416
Fannie Mae 3.00%–9.18% 2023–2049[4,5]	255,391	264,897
Freddie Mac 3.50% 2047[4]	106,865	110,183
Freddie Mac 3.50% 2047[4]	59,630	61,445
Freddie Mac 4.00% 2048[4]	58,441	60,493
Freddie Mac Pool #G08799 3.00% 2048[4]	61,148	61,734
Freddie Mac 3.00%–5.50% 2033–2049[4]	232,108	240,369
Government National Mortgage Assn. 4.50% 2049[4]	81,214	84,946
Government National Mortgage Assn. 5.00% 2049[4]	85,429	89,745
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[4]	118,347	122,793
Government National Mortgage Assn. Pool #MA5932 4.50% 2049[4]	49,883	52,303
Government National Mortgage Assn. 4.00%–5.00% 2048–2049[4,6]	168,519	176,477
Uniform Mortgage-Backed Security 3.00% 2034[4]	325,469	331,802
Uniform Mortgage-Backed Security 3.50% 2034[4]	575	594
Uniform Mortgage-Backed Security 3.00% 2049[4]	132,220	133,298
Uniform Mortgage-Backed Security 3.50% 2049[4]	121,550	124,237
Uniform Mortgage-Backed Security 3.50% 2049[4,6]	69,197	70,709
Uniform Mortgage-Backed Security 4.00% 2049[4]	167,704	173,302
Uniform Mortgage-Backed Security 4.50% 2049[4]	140,648	146,980
Uniform Mortgage-Backed Security 5.00% 2049[4]	49,800	52,637
Other securities		41,331
		2,716,485

Other 0.13%
Other securities		13,317

Total mortgage-backed obligations		2,729,802

88	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 5.58%
Italy (Republic of) 0.95%–2.10% 2023–2028		€125,027	$143,579
Japan, Series 20, 0.10% 2025[3]		¥11,441,250	109,583
United Mexican States, Series M, 6.50% 2021	MXN	3,132,700	160,275
United Mexican States, Series M, 5.75% 2026		527,500	25,014
United Mexican States 3.60% 2025		$11,500	11,793
Other securities			131,669
			581,913

Municipals 1.96%
Illinois 1.73%
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023		23,616	24,724
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033		90,885	95,786
G.O. Bonds, Series 2013-B, 3.65% 2020		1,825	1,835
G.O. Bonds, Series 2013-B, 4.11% 2022		750	765
G.O. Bonds, Series 2013-B, 4.31% 2023		2,125	2,172
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020		250	255
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022		2,370	2,530
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023		3,210	3,460
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020		2,400	2,452
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021		5,838	6,021
Other securities			40,428
			180,428

Other 0.23%
Other securities			24,030

Total municipals			204,458

Asset-backed obligations 1.90%
Other securities			198,442

Federal agency bonds & notes 0.12%
Fannie Mae 2.125% 2026		11,910	12,020

Total bonds, notes & other debt instruments (cost: $9,922,830,000)			10,215,234

Common stocks 0.00%		Shares
Other 0.00%
Other securities			228

Total common stocks (cost: $605,000)			228

Rights & warrants 0.00%
Energy 0.00%
Other securities			31

Total rights & warrants (cost: $16,000)			31

Short-term securities 10.42%
Money market investments 9.91%
Capital Group Central Cash Fund		10,350,250	1,034,921

American Funds Insurance Series	89

Bond Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Other short-term securities 0.51%
Italian Treasury Bill 0.53% due 8/14/2019	€46,400	$52,775

Total short-term securities (cost: $1,088,623,000)		1,087,696
Total investment securities 108.28% (cost: $11,012,074,000)		11,303,189
Other assets less liabilities (8.28)%		(863,942)

Net assets 100.00%		$10,439,247

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $5,406,000, which represented .05% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $688,000, which represented .01% of the net assets of the fund.

Futures contracts

		Number of		Notional amount [7]	Value at 6/30/2019 [8]	Unrealized appreciation (depreciation) at 6/30/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	5,350	September 2019	$1,337,500	$1,310,683	$1,392
90 Day Euro Dollar Futures	Short	5,350	September 2020	(1,337,500)	(1,316,702)	(815)
2 Year U.S. Treasury Note Futures	Long	16,013	October 2019	3,202,600	3,445,672	24,185
5 Year Euro-Bobl Futures	Short	1,840	September 2019	€(184,000)	(281,284)	(1,006)
5 Year U.S. Treasury Note Futures	Long	12,439	October 2019	$1,243,900	1,469,746	12,843
10 Year Euro-Bund Futures	Short	1,572	September 2019	€(157,200)	(308,776)	(3,162)
10 Year U.S. Treasury Note Futures	Long	798	September 2019	$79,800	102,119	1,994
10 Year Ultra U.S. Treasury Note Futures	Short	2,081	September 2019	(208,100)	(287,438)	(7,156)
30 Year Euro-Buxl Futures	Long	270	September 2019	€27,000	62,294	2,143
30 Year Ultra U.S. Treasury Bond Futures	Long	973	September 2019	$97,300	172,768	7,572
						$37,990

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD14,098	EUR12,500	Bank of America, N.A.	7/10/2019	$(131)
USD120,688	MXN2,400,000	Citibank	7/15/2019	(3,999)
USD61,551	MXN1,220,000	Goldman Sachs	7/16/2019	(1,821)
USD13,045	MXN252,000	HSBC Bank	7/17/2019	(43)
USD67,440	JPY7,300,000	Bank of America, N.A.	7/17/2019	(372)
USD137,941	EUR121,575	Bank of America, N.A.	7/17/2019	(526)
KRW120,000,000	USD101,502	Citibank	7/19/2019	2,492
USD13,358	JPY1,445,000	Citibank	7/19/2019	(67)
USD4,048	EUR3,580	Morgan Stanley	7/22/2019	(31)
USD31,777	JPY3,430,000	JPMorgan Chase	7/25/2019	(106)
USD13,450	EUR11,970	JPMorgan Chase	7/25/2019	(192)

90	American Funds Insurance Series

Bond Fund

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD42,575	EUR37,600	Morgan Stanley	7/25/2019	$(279)
USD54,526	EUR46,000	Bank of America, N.A.	8/14/2019	2,014
				$(3,061)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2019 (000)
U.S. EFFR	2.0275%	9/18/2019	$6,105,900	$10	$—	$10
3-month USD-LIBOR	2.18075%	3/29/2024	31,600	(627)	—	(627)
3-month USD-LIBOR	2.194%	3/29/2024	31,900	(652)	—	(652)
3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(723)	—	(723)
3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(7,133)	—	(7,133)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,821)	—	(1,821)
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(1,169)	—	(1,169)
6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(1,059)	—	(1,059)
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,356	—	1,356
					$—	$(11,818)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,029,365,000, which represented 9.86% of the net assets of the fund.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $40,793,000, which represented .39% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]	Purchased on a TBA basis.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	91

Global Bond Fund
Investment portfolio June 30, 2019	unaudited

Bonds, notes & other debt instruments 92.18%	Principal amount (000)		Value (000)
Euros 15.81%
Greece (Hellenic Republic of) 3.45% 2024		€8,400	$10,504
Greece (Hellenic Republic of) 3.375% 2025		9,060	11,313
Greece (Hellenic Republic of) 3.75% 2028		8,409	10,633
Greece (Hellenic Republic of) 3.875% 2029		20,475	26,152
Greece (Hellenic Republic of) 3.90%–4.20% 2033–2042		11,144	14,361
Israel (State of) 1.50% 2029		1,600	1,961
Italy (Republic of) 1.35% 2022		3,225	3,732
Italy (Republic of) 0.10% 2023[1]		23,422	26,058
Italy (Republic of) 1.85% 2024		18,500	21,630
Italy (Republic of) 2.80% 2028		31,305	38,212
Italy (Republic of) 3.10% 2040		11,800	14,097
Romania 4.625% 2049		11,663	16,063
Romania 2.88%–4.13% 2029–2039		13,258	16,789
Spain (Kingdom of) 1.45% 2027		12,300	15,393
Spain (Kingdom of) 1.45% 2029		9,390	11,767
Other securities			102,696
			341,361

Japanese yen 12.81%
Japan, Series 395, 0.10% 2020		¥3,702,000	34,491
Japan, Series 19, 0.10% 2024[1]		2,431,026	23,227
Japan, Series 18, 0.10% 2024[1]		1,962,616	18,687
Japan, Series 346, 0.10% 2027		3,125,000	29,797
Japan, Series 23, 0.10% 2028[1]		1,996,522	19,340
Japan, Series 24, 0.10% 2029[1]		1,611,175	15,616
Japan, Series 116, 2.20% 2030		1,735,000	20,128
Japan, Series 145, 1.70% 2033		2,210,000	25,311
Japan, Series 42, 1.70% 2044		911,900	11,254
Japan, Series 62, 0.50% 2049		1,179,000	11,329
Japan 0.10%–2.30% 2020–2048[1]		6,751,063	67,504
			276,684

Chinese yuan renminbi 3.12%
China Development Bank Corp., Series 1814, 4.15% 2025	CNY	70,000	10,452
China Development Bank Corp., Series 1806, 4.73% 2025		102,000	15,699
China Development Bank Corp., Series 1805, 4.04% 2028		33,000	4,881
China Development Bank Corp., Series 1805, 4.88% 2028		70,200	11,023
China Development Bank Corp., Series 1905, 3.48% 2029		177,300	25,300
			67,355

Mexican pesos 3.10%
Petróleos Mexicanos 7.19%–7.47% 2024–2026	MXN	99,000	4,116
United Mexican States, Series M, 5.75% 2026		277,500	13,159
United Mexican States, Series M, 7.50% 2027		696,000	36,227
United Mexican States 6.50%–8.00% 2020–2022		263,600	13,524
			67,026

Danish kroner 2.12%
Nykredit Realkredit AS, Series 01E, 1.50% 2037[2]	DKr	90,220	14,267
Nykredit Realkredit AS, Series 01E, 1.50% 2040[2]		167,906	26,449
Nykredit Realkredit AS 2.00%–2.50% 2037–2047[2]		31,675	5,070
			45,786

Indian rupees 1.84%
India (Republic of) 6.79%–8.83% 2023–2030	INR	2,408,770	35,797
Other securities			3,893
			39,690

92	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
Norwegian kroner 1.64%
Norway (Kingdom of) 3.75% 2021	NKr	145,721	$17,884
Norway (Kingdom of) 2.00% 2023		99,579	12,016
Norway (Kingdom of) 3.00% 2024		43,200	5,464
			35,364

British pounds 1.28%
United Kingdom 1.50%–4.25% 2023–2047		£17,380	26,004
Other securities			1,639
			27,643

South African rand 1.26%
South Africa (Republic of) 6.50%–8.75% 2041–2048	ZAR	458,675	27,252

Thai baht 1.06%
Thailand (Kingdom of) 2.13%–3.30% 2026–2038	THB	658,750	22,820

Indonesian rupiah 0.99%
Indonesia (Republic of), Series 78, 8.25% 2029	IDR	143,588,000	10,799
Indonesia (Republic of) 6.13%–8.38% 2028–2034		146,142,000	10,497
			21,296

Israeli shekels 0.95%
Israel (State of) 2.00% 2027	ILS	28,300	8,297
Israel (State of) 5.50% 2042		29,300	12,331
			20,628

Polish zloty 0.95%
Poland (Republic of), Series 1021, 5.75% 2021	PLN	45,080	13,216
Poland (Republic of), Series 0922, 5.75% 2022		24,500	7,378
			20,594

Colombian pesos 0.53%
Colombia (Republic of), Series B, 6.25% 2025	COP	35,436,000	11,464

U.S. dollars 41.07%
Fannie Mae Pool #MA3692 3.50% 2049[2]		$22,180	22,706
Fannie Mae Pool #CA3084 4.00% 2049[2]		34,920	36,268
Fannie Mae Pool #CA3129 4.00% 2049[2]		34,051	35,365
Fannie Mae 2.18%–4.00% 2022–2049[2]		13,253	13,678
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[2]		16,360	17,108
Indonesia (Republic of) 3.75%–4.75% 2022–2026		4,610	4,955
Petróleos Mexicanos 4.88%–6.35% 2022–2048		1,177	1,049
Poland (Republic of) 3.25%–4.00% 2024–2026		5,570	5,916
PT Indonesia Asahan Aluminium Tbk 5.23%–5.71% 2021–2023[3]		1,405	1,499
South Africa (Republic of) 5.50% 2020		1,900	1,933
Statoil ASA 3.70%–4.25% 2024–2041		2,950	3,192
U.S. Treasury 2.25% 2024		11,000	11,250
U.S. Treasury 2.75% 2025		10,140	10,673
U.S. Treasury 2.75% 2028[4]		16,900	17,965
U.S. Treasury 2.875% 2028[4]		19,850	21,308
U.S. Treasury 2.75% 2047[4]		13,000	13,557
U.S. Treasury 3.00% 2049[4]		9,680	10,621
U.S. Treasury 1.88%–3.00% 2020–2049[4]		61,475	63,903
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		23,959	24,398

American Funds Insurance Series	93

Global Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
U.S. Treasury Inflation-Protected Security 0.875% 2029[1]		$73,149	$77,117
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2044[1,4]		24,163	25,186
Other securities			467,232
			886,879

Other 3.65%
Other securities			78,758

Total bonds, notes & other debt instruments (cost: $1,927,787,000)			1,990,600

Convertible bonds 0.00%
U.S. dollars 0.00%
Other securities			102

Total convertible bonds (cost: $110,000)			102

Convertible stocks 0.04%	Shares
U.S. dollars 0.04%
Other securities			847

Total convertible stocks (cost: $816,000)			847

Common stocks 0.03%
U.S. dollars 0.03%
Other securities			671

Total common stocks (cost: $1,862,000)			671

Rights & warrants 0.00%
U.S. dollars 0.00%
Other securities			17

Total rights & warrants (cost: $8,000)			17

Short-term securities 7.11%	Principal amount (000)
Other short-term securities 7.10%
Greek Treasury Bill 0.41% due 12/6/2019		€7,260	8,243
Japanese Treasury Bill (0.15)% due 8/19/2019		¥11,500,000	106,685
Nigerian Treasury Bills 12.34%–14.31% due 8/1/2019–3/5/2020	NGN	6,627,000	17,608
United Kingdom Treasury Bills 0.72%–0.72% due 10/14/2019–10/21/2019		£8,700	11,025
Other securities			9,762
			153,323

		Shares
Money market investments 0.01%
Other securities			94

Total short-term securities (cost: $151,675,000)			153,417
Total investment securities 99.36% (cost: $2,082,258,000)			2,145,654
Other assets less liabilities 0.64%			13,727

Net assets 100.00%			$2,159,381

94	American Funds Insurance Series

Global Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,939,000, which represented .09% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $4,632,000, which represented .21% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $151,000, an aggregate cost of $116,000, and which represented .01% of the net assets of the fund) were acquired from 8/31/2018 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [5]	Value at 6/30/2019 (000) [6]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
90 Day Euro Dollar Futures	Long	1,113	September 2019	$278,250	$272,671	$249
90 Day Euro Dollar Futures	Short	1,113	September 2020	(278,250)	(273,923)	(183)
2 Year U.S. Treasury Note Futures	Short	803	October 2019	(160,600)	(172,789)	(460)
5 Year U.S. Treasury Note Futures	Long	982	October 2019	98,200	116,029	1,502
10 Year Euro-Bund Futures	Short	154	September 2019	€(15,400)	(30,249)	(336)
10 Year U.S. Treasury Note Futures	Long	202	September 2019	$20,200	25,850	609
20 Year U.S. Treasury Bond Futures	Long	98	September 2019	9,800	15,248	45
30 Year Euro-Buxl Futures	Long	42	September 2019	€4,200	9,690	333
30 Year Ultra U.S. Treasury Bond Futures	Short	55	September 2019	$(5,500)	(9,766)	(445)
						$1,314

Forward currency contracts

				Unrealized
Contract amount				(depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
GBP18,800	USD23,982	Morgan Stanley	7/8/2019	$(95)
USD10,991	GBP8,725	Morgan Stanley	7/8/2019	(95)
EUR3,165	USD3,570	Bank of America, N.A.	7/10/2019	33
JPY764,987	USD7,103	HSBC Bank	7/10/2019	— [7]
USD1,295	MXN25,590	Morgan Stanley	7/10/2019	(36)
AUD3,740	USD2,561	Goldman Sachs	7/12/2019	66
THB77,700	USD2,526	HSBC Bank	7/12/2019	8
USD2,618	AUD3,740	Citibank	7/12/2019	(9)
GBP2,800	USD3,569	JPMorgan Chase	7/12/2019	(11)
USD2,482	THB77,700	HSBC Bank	7/12/2019	(52)
USD10,891	ILS39,170	Goldman Sachs	7/12/2019	(95)
EUR23,978	USD27,064	JPMorgan Chase	7/15/2019	240
INR818,000	USD11,758	Citibank	7/15/2019	67
USD7,058	CNH48,920	HSBC Bank	7/15/2019	(62)
USD11,531	INR818,000	Standard Chartered Bank	7/15/2019	(294)
AUD7,600	USD5,259	Morgan Stanley	7/16/2019	80
USD5,327	AUD7,600	Bank of America, N.A.	7/16/2019	(12)
USD1,441	CNH10,000	JPMorgan Chase	7/16/2019	(15)
GBP10,629	USD13,500	JPMorgan Chase	7/17/2019	13
EUR7,100	USD8,093	JPMorgan Chase	7/17/2019	(7)
USD1,832	EUR1,615	Bank of America, N.A.	7/17/2019	(7)
USD1,758	EUR1,565	JPMorgan Chase	7/17/2019	(24)
USD7,301	INR508,800	Standard Chartered Bank	7/18/2019	(51)
USD2,894	INR202,000	Standard Chartered Bank	7/19/2019	(25)
USD3,571	CNH24,770	Bank of America, N.A.	7/19/2019	(34)

American Funds Insurance Series	95

Global Bond Fund

Forward currency contracts (continued)

				Unrealized
Contract amount				(depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD7,980	BRL31,080	Citibank	7/19/2019	$(98)
EUR17,600	USD19,900	Morgan Stanley	7/22/2019	154
CAD25,310	USD19,196	Citibank	7/22/2019	143
USD842	EUR745	Morgan Stanley	7/22/2019	(7)
USD4,298	INR299,650	Goldman Sachs	7/22/2019	(30)
EUR19,079	USD21,512	Goldman Sachs	7/23/2019	229
CLP23,504,000	USD34,402	JPMorgan Chase	7/24/2019	298
USD351	EUR310	Standard Chartered Bank	7/24/2019	(2)
USD1,392	EUR1,235	Goldman Sachs	7/24/2019	(15)
USD9,027	ILS32,500	Standard Chartered Bank	7/24/2019	(94)
EUR6,815	USD7,658	JPMorgan Chase	7/25/2019	109
USD6,287	CNH43,100	Standard Chartered Bank	7/25/2019	14
THB32,900	USD1,070	HSBC Bank	7/25/2019	4
THB25,000	USD813	UBS AG	7/25/2019	3
THB186,700	USD6,091	Bank of America, N.A.	7/25/2019	1
USD5,142	INR360,000	JPMorgan Chase	7/25/2019	(55)
USD7,831	THB244,600	HSBC Bank	7/25/2019	(150)
EUR15,210	USD17,233	Bank of America, N.A.	7/26/2019	103
USD63,123	JPY6,779,504	UBS AG	7/26/2019	101
SEK178,500	USD19,216	Citibank	7/26/2019	48
USD2,985	MYR12,410	HSBC Bank	7/26/2019	(17)
CAD24,850	USD18,908	HSBC Bank	7/29/2019	83
GBP5,380	USD6,832	Bank of America, N.A.	8/5/2019	13
CHF1,000	USD1,023	Morgan Stanley	8/5/2019	5
JPY1,669,300	USD15,583	Morgan Stanley	8/5/2019	(54)
USD835	INR58,300	JPMorgan Chase	8/6/2019	(5)
USD27,475	CNH189,020	JPMorgan Chase	8/6/2019	(33)
NOK64,000	USD7,304	HSBC Bank	8/22/2019	211
AUD7,840	USD5,376	Goldman Sachs	8/22/2019	138
NOK31,900	USD3,687	Bank of America, N.A.	8/22/2019	59
USD5,438	AUD7,840	Bank of America, N.A.	8/22/2019	(76)
USD10,804	EUR9,610	Goldman Sachs	8/22/2019	(173)
JPY1,183,000	USD10,826	Standard Chartered Bank	8/28/2019	198
USD10,956	JPY1,183,000	Morgan Stanley	8/28/2019	(67)
USD983	CNH6,800	Bank of New York Mellon	9/18/2019	(6)
USD21,661	CNH150,500	HSBC Bank	9/18/2019	(232)
INR226,000	USD3,224	HSBC Bank	9/20/2019	16
USD7,136	INR500,000	JPMorgan Chase	9/20/2019	(30)
USD4,892	THB155,000	Citibank	9/20/2019	(173)
USD2,780	BRL11,000	Morgan Stanley	12/16/2019	(39)
BRL11,000	USD2,923	Citibank	12/16/2019	(104)
BRL290	USD74	JPMorgan Chase	12/18/2019	— [7]
BRL20,200	USD5,183	Standard Chartered Bank	12/18/2019	(7)
BRL14,680	USD3,771	Standard Chartered Bank	12/18/2019	(10)
USD10,781	BRL43,200	Citibank	12/18/2019	(289)
USD2,365	BRL9,500	HSBC Bank	12/20/2019	(69)
BRL9,500	USD2,535	HSBC Bank	12/20/2019	(101)
USD393	EUR340	JPMorgan Chase	3/26/2020	(2)
USD4,553	EUR3,940	Bank of America, N.A.	3/26/2020	(20)
				$(445)

96	American Funds Insurance Series

Global Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date		Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation at 6/30/2019 (000)
0.175%	3-month SEK-STIBOR	3/23/2021	SKr	360,800	$104	$—	$104
0.17%	3-month SEK-STIBOR	3/23/2021		360,700	102	—	102
0.1675%	3-month SEK-STIBOR	3/23/2021		360,700	101	—	101
0.1775%	3-month SEK-STIBOR	3/23/2021		154,400	45	—	45
(0.0385)%	EONIA	12/4/2021		€64,600	760	—	759
7.7225%	28-day MXN-TIIE	3/18/2024	MXN	256,000	240	—	240
						$—	$1,351

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $180,764,000, which represented 8.37% of the net assets of the fund.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $3,781,000, which represented .18% of the net assets of the fund.
[5]	Notional amount is calculated based on the number of contracts and notional contract size.
[6]	Value is calculated based on the notional amount and current market price.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

DKr = Danish kroner

EONIA = Euro Overnight Index Average

EUR/€ = Euros

GBP/£ = British pounds

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

MXN = Mexican pesos

MYR = Malaysian ringgits

NGN = Nigerian naira

NOK/NKr = Norwegian kroner

PLN = Polish zloty

SEK/SKr = Swedish kronor

STIBOR = Stockholm Interbank Offered Rate

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	97

High-Income Bond Fund
Summary investment portfolio June 30, 2019	unaudited

Bonds, notes & other debt instruments 92.78%	Principal amount (000)	Value (000)
Corporate bonds & notes 92.77%
Communication services 15.47%
Cablevision Systems Corp. 6.75% 2021	$5,025	$5,389
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,781
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2029[1]	9,350	9,564
CenturyLink, Inc. 6.75% 2023	7,100	7,677
Frontier Communications Corp. 10.50% 2022	8,540	5,829
Frontier Communications Corp. 11.00% 2025	16,270	10,169
Frontier Communications Corp. 8.00%–9.25% 2020–2027[1]	7,830	7,302
Gogo Inc. 9.875% 2024[1]	16,025	16,525
Inmarsat PLC 4.875% 2022[1]	5,300	5,360
Intelsat Jackson Holding Co. 8.50% 2024[1]	5,675	5,647
MDC Partners Inc. 6.50% 2024[1]	8,330	7,697
Meredith Corp. 6.875% 2026	6,315	6,733
Sprint Corp. 11.50% 2021	7,130	8,271
Sprint Corp. 6.88%–8.75% 2021–2032	6,295	6,777
Other securities		88,347
		198,068

Health care 14.23%
Bausch Health Companies Inc. 7.00% 2028[1]	1,510	1,569
Endo International PLC 5.75%–6.00% 2022–2025[1,2]	11,239	9,134
Kinetic Concepts, Inc. 12.50% 2021[1]	6,573	7,255
Mallinckrodt PLC 4.875% 2020[1]	6,530	6,326
Molina Healthcare, Inc. 5.375% 2022	10,585	11,048
Molina Healthcare, Inc. 4.875% 2025[1]	2,919	2,974
Par Pharmaceutical Companies Inc. 7.50% 2027[1]	5,325	5,245
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.80% 2023 (100% PIK)[3,4,5,6,7]	7,776	7,561
Tenet Healthcare Corp. 4.375% 2021	5,755	5,870
Tenet Healthcare Corp. 4.50%–8.13% 2020–2025	15,972	16,457
Teva Pharmaceutical Finance Co. BV 6.00% 2024	8,192	7,757
Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2028	10,191	8,816
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	13,430	13,732
Valeant Pharmaceuticals International, Inc. 5.88%–9.25% 2023–2027[1]	11,626	12,615
Other securities		65,826
		182,185

Materials 12.56%
Cleveland-Cliffs Inc. 4.875% 2024[1]	5,775	5,876
Cleveland-Cliffs Inc. 5.75% 2025	5,956	5,941
Cleveland-Cliffs Inc. 5.875% 2027[1]	8,285	8,078
First Quantum Minerals Ltd. 7.25% 2023[1]	8,150	7,967
First Quantum Minerals Ltd. 7.50% 2025[1]	11,100	10,614
First Quantum Minerals Ltd. 6.50%–7.25% 2021–2026[1]	11,373	10,863
Ryerson Inc. 11.00% 2022[1]	7,186	7,602
Venator Materials Corp. 5.75% 2025[1]	6,235	5,744
Other securities		98,049
		160,734

Energy 11.59%
CONSOL Energy Inc. 5.875% 2022	7,546	7,357
Transocean Guardian Ltd. 5.875% 2024[1]	1,044	1,066
Transocean Inc. 6.13%–9.00% 2021–2026[1,2]	10,027	10,531
Transocean Poseidon Ltd. 6.875% 2027[1]	655	694
Transocean Sentry Ltd. 5.375% 2023[1]	1,200	1,204
Other securities		127,530
		148,382

98	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Consumer discretionary 10.58%
Cirsa Gaming Corp. SA 7.875% 2023[1]	$5,235	$5,562
PetSmart, Inc. 7.125% 2023[1]	9,565	9,015
PetSmart, Inc. 5.875% 2025[1]	10,775	10,506
PetSmart, Inc. 8.875% 2025[1]	8,870	8,582
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,380	5,293
Scientific Games Corp. 8.25% 2026[1]	5,610	5,904
Sotheby’s 4.875% 2025[1]	5,495	5,612
Staples, Inc. 7.50% 2026[1]	8,975	8,945
Other securities		76,067
		135,486

Industrials 9.76%
Associated Materials, LLC 9.00% 2024[1]	5,773	5,499
Builders FirstSource, Inc. 5.625% 2024[1]	7,160	7,406
Dun & Bradstreet Corp. 10.25% 2027[1]	4,993	5,318
Hertz Global Holdings Inc. 7.625% 2022[1]	6,269	6,520
LSC Communications, Inc. 8.75% 2023[1]	9,430	9,006
Other securities		91,198
		124,947

Information technology 6.75%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.652% 2025[5,7]	7,325	7,281
Camelot Finance SA 7.875% 2024[1]	7,580	7,987
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	6,030	6,565
Infor (US), Inc. 6.50% 2022	6,100	6,230
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.829% 2024[5,7]	8,645	8,951
Unisys Corp. 10.75% 2022[1]	6,600	7,318
Other securities		42,039
		86,371

Financials 4.23%
Compass Diversified Holdings 8.00% 2026[1]	5,710	5,963
FS Energy and Power Fund 7.50% 2023[1]	5,365	5,459
Other securities		42,699
		54,121

Utilities 2.78%
Other securities		35,647

Real estate 2.68%
Brookfield Property REIT Inc. 5.75% 2026[1]	5,135	5,308
Howard Hughes Corp. 5.375% 2025[1]	6,070	6,302
Other securities		22,685
		34,295

Consumer staples 2.14%
Other securities		27,442

Total corporate bonds & notes		1,187,678

Municipals 0.01%
Other securities		94

Total bonds, notes & other debt instruments (cost: $1,194,906,000)		1,187,772

Convertible bonds 0.55%
Communication services 0.29%
Gogo Inc., convertible notes, 6.00% 2022[1]	2,140	1,980
Other securities		1,722
		3,702

American Funds Insurance Series	99

High-Income Bond Fund

Convertible bonds (continued)	Principal amount (000)	Value (000)
Energy 0.16%
Other securities		$2,142

Health care 0.10%
Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	$1,375	1,264

Total convertible bonds (cost: $7,604,000)		7,108

Convertible stocks 0.45%	Shares
Other 0.45%
Other securities		5,724

Total convertible stocks (cost: $5,516,000)		5,724

Preferred securities 0.18%
Consumer discretionary 0.18%
Other securities		2,292

Total preferred securities (cost: $1,656,000)		2,292

Common stocks 0.68%
Communication services 0.05%
Frontier Communications Corp.[8]	13,333	23
Other securities		594
		617

Other 0.63%
Other securities		8,070

Total common stocks (cost: $14,466,000)		8,687

Rights & warrants 0.01%
Energy 0.01%
Other securities		112

Total rights & warrants (cost: $71,000)		112

Short-term securities 5.44%
Money market investments 5.44%
Capital Group Central Cash Fund	696,954	69,689

Total short-term securities (cost: $69,691,000)		69,689
Total investment securities 100.09% (cost: $1,293,910,000)		1,281,384
Other assets less liabilities (0.09)%		(1,092)

Net assets 100.00%		$1,280,292

100	American Funds Insurance Series

High-Income Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $3,932,000, an aggregate cost of $5,683,000, and which represented .31% of the net assets of the fund) were acquired from 12/13/2012 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments (000)	Unrealized depreciation at 6/30/2019 (000)
CDX.NA.IG.32	1.00%/Quarterly	6/20/2024	$10,500	$(227)	$(218)	$(9)
CDX.NA.HY.32	5.00%/Quarterly	6/20/2024	46,800	(3,554)	(3,279)	(275)
					$(3,497)	$(284)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $737,359,000, which represented 57.59% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $26,897,000, which represented 2.10% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $81,956,000, which represented 6.40% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Coupon rate may change periodically.
[8]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	101

Mortgage Fund
Summary investment portfolio June 30, 2019	unaudited

Bonds, notes & other debt instruments 94.10%	Principal amount (000)	Value (000)
Mortgage-backed obligations 74.36%
Federal agency mortgage-backed obligations 71.67%
Fannie Mae Pool #CA0133 4.00% 2047[1]	$6,696	$6,985
Fannie Mae Pool #BE6965 4.00% 2047[1]	4,113	4,291
Fannie Mae Pool #MA3384 4.00% 2048[1]	5,687	5,907
Fannie Mae Pool #CA1907 4.50% 2048[1]	13,478	14,174
Fannie Mae Pool #CA1709 4.50% 2048[1]	7,191	7,566
Fannie Mae Pool #CA1563 4.50% 2048[1]	4,035	4,246
Fannie Mae Pool #CA2055 4.50% 2048[1]	1,516	1,594
Fannie Mae Pool #MA3692 3.50% 2049[1]	3,409	3,489
Fannie Mae Pool #MA3630 5.00% 2049[1]	3,201	3,395
Fannie Mae 4.00%–5.00% 2036–2048[1]	1,776	1,850
Freddie Mac 4.00% 2036[1]	4,637	4,857
Freddie Mac 3.00% 2046[1]	6,767	6,911
Freddie Mac 4.00% 2048[1]	1,795	1,869
Freddie Mac 4.00% 2048[1]	1,700	1,760
Freddie Mac Pool #760014 3.347% 2045[1,2]	1,925	1,959
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,929
Freddie Mac 2.60%–5.00% 2020–2047[1,2]	5,097	5,304
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[1]	1,586	1,610
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,514	1,518
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.75% 2057[1,2]	11,500	11,767
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	10,413	10,609
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	7,207	7,358
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	7,381	7,694
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,995	2,076
Government National Mortgage Assn. 5.50% 2040[1]	1,654	1,764
Government National Mortgage Assn. 3.50% 2043[1]	1,912	1,989
Government National Mortgage Assn. 3.50% 2043[1]	1,554	1,616
Government National Mortgage Assn. 4.25% 2044[1]	1,699	1,790
Government National Mortgage Assn. 4.50% 2049[1]	25,316	26,479
Government National Mortgage Assn. 4.50% 2049[1]	2,823	2,954
Government National Mortgage Assn. 5.00% 2049[1]	8,039	8,445
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[1]	4,951	5,137
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	2,256	2,355
Government National Mortgage Assn. Pool #MA5932 4.50% 2049[1]	2,170	2,275
Government National Mortgage Assn. Pool #MA5711 4.50% 2049[1]	1,898	1,987
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[1]	1,814	1,897
Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1,3]	17,694	18,430
Uniform Mortgage-Backed Security 5.00% 2049[1]	1,868	1,974
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	3,972	3,998
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	389	397
Other securities		1,326
		208,531

Collateralized mortgage-backed obligations (privately originated) 2.69%
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375% 2028[1,2,4]	1,528	1,533
Other securities		6,283
		7,816

Total mortgage-backed obligations		216,347

102	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 9.79%
U.S. Treasury 5.07%
U.S. Treasury 2.00% 2022	$2,400	$2,421
U.S. Treasury 1.75% 2023	3,500	3,503
U.S. Treasury 2.875% 2023	4,350	4,555
U.S. Treasury 2.50% 2024	2,500	2,586
U.S. Treasury 1.50%–2.75% 2020–2023	1,668	1,687
		14,752

U.S. Treasury inflation-protected securities 4.72%
U.S. Treasury Inflation-Protected Security 0.625% 2023[5]	6,172	6,249
U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]	7,276	7,324
U.S. Treasury Inflation-Protected Security 2.125% 2041[5]	128	166
		13,739

Total U.S. Treasury bonds & notes		28,491

Federal agency bonds & notes 6.48%
Fannie Mae 2.00% 2022	5,800	5,835
Federal Home Loan Bank 1.375% 2021	3,000	2,979
Federal Home Loan Bank 1.875% 2021	10,000	10,034
		18,848

Asset-backed obligations 3.46%
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,825
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.804% 2025[1,2]	2,433	2,364
Other securities		5,886
		10,075

Corporate bonds & notes 0.01%
Financials 0.01%
Other securities		27

Total bonds, notes & other debt instruments (cost: $269,214,000)		273,788

Short-term securities 7.13%
Federal agency discount notes 6.03%
Federal Home Loan Bank 2.27%-2.40% 2019	10,000	9,989
Freddie Mac 2.40% due 10/10/2019	7,600	7,555
		17,544

Commercial paper 1.10%
Sumitomo Mitsui Banking Corp. 2.30% due 7/19/2019[4]	3,200	3,196

Total short-term securities (cost: $20,733,000)		20,740
Total investment securities 101.23% (cost: $289,947,000)		294,528
Other assets less liabilities (1.23)%		(3,567)

Net assets 100.00%		$290,961

American Funds Insurance Series	103

Mortgage Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,163,000, which represented .40% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 6/30/2019 (000)	[8]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
2 Year U.S. Treasury Note Futures	Long	592	October 2019	$118,400		$127,386		$710
5 Year U.S. Treasury Note Futures	Long	408	October 2019	40,800		48,208		670
10 Year U.S. Treasury Note Futures	Long	179	September 2019	17,900		22,906		557
10 Year Ultra U.S. Treasury Note Futures	Short	9	September 2019	(900)		(1,243)		(5)
20 Year U.S. Treasury Bond Futures	Long	56	September 2019	5,600		8,713		232
30 Year Ultra U.S. Treasury Bond Futures	Long	5	September 2019	500		888		40
								$2,204

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
2.337%	U.S. EFFR	7/31/2019	$145,000	$(4)	$—	$(4)
2.325%	U.S. EFFR	7/31/2019	149,000	(6)	—	(6)
2.305%	U.S. EFFR	7/31/2019	149,000	(8)	—	(8)
U.S. EFFR	2.039%	9/18/2019	281,000	(4)	—	(4)
3-month USD-LIBOR	2.806%	8/29/2020	300	(3)	—	(3)
2.729%	U.S. EFFR	10/22/2020	22,900	318	—	318
2.4035%	U.S. EFFR	1/11/2021	19,650	233	—	233
2.3755%	U.S. EFFR	2/6/2021	15,000	183	—	183
2.284%	U.S. EFFR	3/19/2021	5,000	59	—	59
3-month USD-LIBOR	2.348%	4/1/2021	46,000	(412)	—	(412)
2.197%	U.S. EFFR	4/15/2021	23,000	251	—	251
3-month USD-LIBOR	1.217%	9/22/2021	11,500	140	—	140
3-month USD-LIBOR	1.225%	9/22/2021	11,500	138	—	138
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	159	—	159
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	163	—	163
2.012%	3-month USD-LIBOR	10/4/2022	9,000	80	—	80
2.00%	3-month USD-LIBOR	10/5/2022	41,500	353	—	353
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	48	—	48
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	(679)	—	(679)
2.21875%	U.S. EFFR	3/14/2024	9,000	293	—	293
3-month USD-LIBOR	2.322%	5/2/2024	10,100	(267)	—	(267)
3-month USD-LIBOR	2.325%	5/2/2024	23,300	(619)	—	(619)
3-month USD-LIBOR	2.27%	12/5/2026	8,500	(248)	—	(248)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	(284)	—	(284)
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(201)	—	(201)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(415)	—	(415)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(618)	—	(618)
U.S. EFFR	2.145%	11/9/2047	2,200	(95)	—	(95)
U.S. EFFR	2.155%	11/10/2047	1,280	(58)	—	(58)
U.S. EFFR	2.153%	11/10/2047	2,200	(99)	—	(99)
U.S. EFFR	2.17%	11/13/2047	2,320	(113)	—	(113)

104	American Funds Insurance Series

Mortgage Fund

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
U.S. EFFR	2.5635%	2/12/2048	$4,528	$(617)	$—	$(617)
2.98%	3-month USD-LIBOR	3/15/2048	300	51	—	51
2.9625%	3-month USD-LIBOR	3/15/2048	300	50	—	50
U.S. EFFR	2.4615%	3/15/2048	300	(34)	—	(34)
U.S. EFFR	2.485%	3/15/2048	300	(36)	—	(36)
2.917%	3-month USD-LIBOR	3/16/2048	600	94	—	94
U.S. EFFR	2.425%	3/16/2048	600	(64)	—	(64)
					$—	$(2,271)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Purchased on a TBA basis.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $16,608,000, which represented 5.71% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $3,786,000, which represented 1.30% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	105

Ultra-Short Bond Fund
Investment portfolio June 30, 2019	unaudited

Short-term securities 99.90%	Principal amount (000)	Value (000)
Commercial paper 65.47%
ABN-AMRO North America Finance Inc. 2.44% due 8/21/2019[1]	$6,600	$6,576
American Honda Finance Corp. 2.52% due 7/22/2019	8,300	8,287
Apple Inc. 2.24% due 7/8/2019[1]	10,000	9,994
Bank of Nova Scotia 2.28% due 9/23/2019[1]	5,000	4,970
BASF SE 2.18% due 7/30/2019[1]	10,000	9,979
BNZ International Funding Ltd. 2.25% due 10/11/2019[1]	10,086	10,017
Canadian Imperial Bank of Commerce 2.33% due 7/1/2019[1]	9,300	9,298
Chariot Funding, LLC 2.27% due 9/20/2019[1]	10,000	9,946
CRC Funding, LLC 2.48% due 8/14/2019[1]	10,000	9,969
Credit Agricole North America, Inc. 2.33% due 7/19/2019	10,000	9,986
DBS Bank Ltd. 2.34% due 9/10/2019[1]	4,800	4,777
Essilor International 2.48% due 8/6/2019[1]	10,000	9,975
ExxonMobil Corp. 2.33% due 7/11/2019	5,500	5,495
IBM Corp. 2.34% due 7/12/2019[1]	8,100	8,093
Kimberly-Clark Corp. 2.35% due 7/17/2019[1]	4,800	4,794
Liberty Street Funding Corp. 2.34% due 9/20/2019[1]	5,300	5,272
Oversea-Chinese Banking Corp. Ltd. 2.23% due 9/23/2019[1]	10,000	9,944
Simon Property Group, LP 2.43% due 7/8/2019[1]	10,400	10,393
Starbird Funding Corp. 2.42% due 7/2/2019[1]	9,900	9,897
Svenska Handelsbanken Inc. 2.47% due 8/8/2019[1]	8,000	7,978
Toronto-Dominion Bank 2.41% due 7/24/2019[1]	7,700	7,687
Unilever Capital Corp. 2.30% due 9/3/2019[1]	2,000	1,991
Victory Receivables Corp. 2.40% due 7/9/2019[1]	11,600	11,591
		186,909

Bonds & notes of governments & government agencies outside the U.S. 14.17%
British Columbia (Province of) 2.33% due 7/10/2019	11,500	11,491
CPPIB Capital Inc. 2.40% due 7/18/2019	9,000	8,988
Export Development Canada 2.26% due 7/3/2019	10,000	9,997
KfW 2.30% due 7/23/2019[1]	10,000	9,984
		40,460

Federal agency discount notes 11.41%
Federal Farm Credit Banks 2.37% due 7/19/2019	5,000	4,995
Federal Home Loan Bank 2.21%–2.41% due 7/12/2019–8/2/2019	27,600	27,559
		32,554

U.S. Treasury bonds & notes 8.85%
U.S. Treasury Bills 2.25%–2.37% due 7/11/2019–8/8/2019	25,300	25,269

Total short-term securities (cost: $285,230,000)		285,192
Total investment securities 99.90% (cost: $285,230,000)		285,192
Other assets less liabilities 0.10%		290

Net assets 100.00%		$285,482

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $173,125,000, which represented 60.64% of the net assets of the fund.

See notes to financial statements.

106	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund
Summary investment portfolio June 30, 2019	unaudited

Bonds, notes & other debt instruments 94.72%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 47.34%
U.S. Treasury 41.47%
U.S. Treasury 2.25% 2020	$29,900	$29,954
U.S. Treasury 1.125% 2021	31,950	31,525
U.S. Treasury 1.75% 2021[1]	33,540	33,547
U.S. Treasury 2.00% 2021	46,300	46,610
U.S. Treasury 2.125% 2021	23,450	23,647
U.S. Treasury 2.125% 2021	22,000	22,145
U.S. Treasury 2.25% 2021	23,580	23,812
U.S. Treasury 1.75% 2022	174,300	174,396
U.S. Treasury 1.875% 2022	63,000	63,244
U.S. Treasury 1.875% 2022	25,000	25,107
U.S. Treasury 1.875% 2022	23,000	23,111
U.S. Treasury 2.00% 2022	69,500	70,103
U.S. Treasury 2.125% 2023[1]	64,095	65,127
U.S. Treasury 2.625% 2023	17,255	17,802
U.S. Treasury 2.875% 2023	71,000	74,339
U.S. Treasury 2.875% 2023	22,500	23,580
U.S. Treasury 2.00% 2024	65,800	66,582
U.S. Treasury 2.125% 2024	55,975	56,928
U.S. Treasury 2.125% 2024	26,000	26,437
U.S. Treasury 2.25% 2024	51,084	52,247
U.S. Treasury 2.50% 2024	44,000	45,523
U.S. Treasury 2.75% 2025	38,000	39,927
U.S. Treasury 1.25%–2.88% 2020–2049[1]	168,960	172,935
		1,208,628

U.S. Treasury inflation-protected securities 5.87%
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	36,516	36,972
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	23,883	23,939
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,2]	22,264	22,411
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	47,366	53,895
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2047[2]	33,515	33,963
		171,180

Total U.S. Treasury bonds & notes		1,379,808

Mortgage-backed obligations 26.83%
Federal agency mortgage-backed obligations 26.83%
Fannie Mae Pool #BH2597 4.00% 2047[3]	29,849	31,139
Fannie Mae Pool #CA2055 4.50% 2048[3]	40,140	42,201
Fannie Mae Pool #CA1709 4.50% 2048[3]	39,550	41,613
Fannie Mae 0%–9.04% 2022–2049[3,4]	104,638	108,863
Freddie Mac 3.50% 2033[3]	22,563	23,342
Freddie Mac Pool #ZT2086 3.50% 2049[3]	74,655	76,325
Freddie Mac 0%–5.50% 2020–2047[3,4]	39,449	40,694
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	39,923	40,675
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[3]	42,449	44,246
Government National Mortgage Assn. 5.00% 2049[3]	36,583	38,431
Government National Mortgage Assn. 5.00% 2049[3]	20,007	21,008
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[3]	32,102	33,308
Government National Mortgage Assn. Pool #MA5932 4.50% 2049[3]	77,196	80,941
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[3]	27,010	28,245
Government National Mortgage Assn. 3.00%–6.64% 2034–2065[3,4,5]	56,031	58,652
Other securities		72,418
		782,101

American Funds Insurance Series	107

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 20.55%
Fannie Mae 2.75% 2021	$26,500	$26,993
Fannie Mae 2.875% 2023	36,000	37,561
Fannie Mae 1.25%–7.13% 2021–2030	6,900	8,678
Federal Home Loan Bank 3.25%–5.50% 2023–2036	30,315	32,734
Freddie Mac 2.375% 2021	100,000	100,850
Private Export Funding Corp. 3.266% 2021[6]	34,000	35,077
Private Export Funding Corp. 1.45%–3.55% 2019–2024	28,840	29,262
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	34,024
Tennessee Valley Authority 2.88%–5.88% 2027–2060	14,330	16,056
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	6,670	6,706
U.S. Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	88,717
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,759
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,397
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	3,171	3,771
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,968
U.S. Agency for International Development, Ukraine 1.471% 2021	4,410	4,362
U.S. Department of Housing and Urban Development 1.98%–3.70% 2020–2034	73,632	76,329
Other securities		5,646
		598,890

Total bonds, notes & other debt instruments (cost: $2,708,625,000)		2,760,799

Short-term securities 7.23%
Commercial paper 7.23%
Bank of New York Co., Inc. 2.33% due 7/31/2019	28,300	28,238
Eli Lilly and Co. 2.38% due 7/11/2019[6]	70,000	69,941
Paccar Financial Corp. 2.42% due 7/2/2019	28,500	28,493
Sumitomo Mitsui Banking Corp. 2.30% due 7/19/2019[6]	69,800	69,704
Other securities		14,445
		210,821

Total short-term securities (cost: $210,863,000)		210,821
Total investment securities 101.95% (cost: $2,919,488,000)		2,971,620
Other assets less liabilities (1.95)%		(56,832)

Net assets 100.00%		$2,914,788

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 6/30/2019 (000)	[8]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
90 Day Euro Dollar Futures	Long	565	March 2020	$141,250		$138,835		$578
2 Year U.S. Treasury Note Futures	Long	6,123	October 2019	1,224,600		1,317,545		6,803
5 Year U.S. Treasury Note Futures	Long	8,276	October 2019	827,600		977,861		13,710
10 Year U.S. Treasury Note Futures	Long	2,180	September 2019	218,000		278,972		3,127
10 Year Ultra U.S. Treasury Note Futures	Short	772	September 2019	(77,200)		(106,633)		(1,612)

108	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 6/30/2019 (000)	[8]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
20 Year U.S. Treasury Bond Futures	Long	108	September 2019	$10,800		$16,804		$448
30 Year Ultra U.S. Treasury Bond Futures	Long	577	September 2019	57,700		102,454		1,081
								$24,135

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
2.337%	U.S. EFFR	7/31/2019	$801,000	$(22)	$—	$(22)
2.325%	U.S. EFFR	7/31/2019	863,500	(33)	—	(33)
2.305%	U.S. EFFR	7/31/2019	863,500	(48)	—	(48)
U.S. EFFR	2.039%	9/18/2019	1,623,000	(23)	—	(23)
U.S. EFFR	2.064%	10/30/2019	1,632,100	(331)	—	(331)
1.997%	U.S. EFFR	2/13/2020	60,900	30	—	30
1.989%	U.S. EFFR	2/13/2020	61,000	27	—	27
3-month USD-LIBOR	2.761%	4/27/2020	100,000	(547)	—	(547)
3-month USD-LIBOR	2.8025%	8/15/2020	101,840	(929)	—	(929)
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(323)	—	(323)
2.48%	U.S. EFFR	12/20/2020	82,529	1,019	—	1,019
2.4825%	U.S. EFFR	12/26/2020	500,513	6,307	—	6,307
2.3485%	U.S. EFFR	1/7/2021	61,005	664	—	664
2.3355%	U.S. EFFR	1/7/2021	57,995	620	—	620
2.3995%	U.S. EFFR	1/11/2021	25,200	297	—	297
2.4035%	U.S. EFFR	1/11/2021	18,800	222	—	222
2.3755%	U.S. EFFR	2/6/2021	129,000	1,574	—	1,574
2.284%	U.S. EFFR	3/19/2021	65,000	764	—	764
2.1125%	U.S. EFFR	3/28/2021	78,800	713	—	713
3-month USD-LIBOR	2.367%	3/28/2021	234,200	(2,170)	—	(2,170)
3-month USD-LIBOR	2.348%	4/1/2021	264,000	(2,365)	—	(2,365)
2.197%	U.S. EFFR	4/15/2021	174,000	1,900	—	1,900
2.19875%	U.S. EFFR	5/7/2021	62,000	713	—	713
1.605%	U.S. EFFR	6/20/2021	116,816	106	—	106
1.7775%	3-month USD-LIBOR	6/21/2021	235,900	(115)	—	(115)
3-month USD-LIBOR	1.217%	9/22/2021	60,000	729	—	729
3-month USD-LIBOR	1.225%	9/22/2021	60,000	719	—	719
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	60	—	60
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(646)	—	(646)
2.197%	U.S. EFFR	4/18/2022	47,400	905	—	905
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	(23)	—	(23)
2.5775%	U.S. EFFR	7/16/2022	181,639	2,105	—	2,105
3-month USD-LIBOR	1.948%	7/28/2022	20,000	(126)	—	(126)
2.80%	3-month USD-LIBOR	9/2/2022	280,000	6,485	—	6,485
2.75%	3-month USD-LIBOR	9/2/2022	280,000	6,216	—	6,216
2.009%	3-month USD-LIBOR	10/4/2022	50,000	441	—	441
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	(1,682)	—	(1,682)
3-month USD-LIBOR	3.0965%	10/31/2023	46,055	(2,613)	—	(2,613)
3-month USD-LIBOR	3.09009%	10/31/2023	46,320	(2,616)	—	(2,616)
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	(220)	—	(220)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	(423)	—	(423)
2.21875%	U.S. EFFR	3/14/2024	54,000	1,758	—	1,758
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	(4,652)	—	(4,652)

American Funds Insurance Series	109

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
3-month USD-LIBOR	2.21079%	3/27/2024	$48,318	$(1,026)	$—	$(1,026)
3-month USD-LIBOR	2.33%	5/2/2024	48,460	(1,286)	—	(1,286)
3-month USD-LIBOR	2.588%	1/26/2025	15,600	(674)	—	(674)
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(1,309)	—	(1,309)
3-month USD-LIBOR	2.24%	12/5/2026	55,100	(1,491)	—	(1,491)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	640	—	640
2.908%	3-month USD-LIBOR	2/1/2028	16,000	638	—	638
2.925%	3-month USD-LIBOR	2/1/2028	12,800	520	—	520
2.92%	3-month USD-LIBOR	2/2/2028	12,200	493	—	493
U.S. EFFR	2.5065%	3/22/2028	8,700	(606)	—	(606)
U.S. EFFR	2.535%	3/23/2028	6,700	(482)	—	(482)
U.S. EFFR	2.471%	3/27/2028	8,100	(541)	—	(541)
U.S. EFFR	2.4575%	3/29/2028	9,638	(633)	—	(633)
U.S. EFFR	2.424%	3/30/2028	8,160	(513)	—	(513)
U.S. EFFR	2.412%	4/5/2028	3,702	(229)	—	(229)
3-month USD-LIBOR	2.357%	3/27/2029	25,175	(934)	—	(934)
3-month USD-LIBOR	1.9675%	6/21/2029	50,700	(54)	—	(54)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(5,397)	—	(5,397)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(5,586)	—	(5,586)
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(336)	—	(336)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(404)	—	(404)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(405)	—	(405)
3-month USD-LIBOR	2.967%	2/2/2038	7,600	(316)	—	(316)
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(2,274)	—	(2,274)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(3,219)	—	(3,219)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(3,319)	—	(3,319)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(1,225)	—	(1,225)
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	(119)	—	(119)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	(680)	—	(680)
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	(297)	—	(297)
U.S. EFFR	2.166%	10/23/2047	10,000	(478)	—	(478)
U.S. EFFR	2.145%	11/9/2047	15,400	(666)	—	(666)
U.S. EFFR	2.155%	11/10/2047	8,640	(392)	—	(392)
U.S. EFFR	2.153%	11/10/2047	15,300	(688)	—	(688)
U.S. EFFR	2.17%	11/13/2047	15,660	(763)	—	(763)
U.S. EFFR	2.5635%	2/12/2048	33,204	(4,528)	—	(4,528)
U.S. EFFR	2.4615%	3/15/2048	2,000	(228)	—	(228)
U.S. EFFR	2.485%	3/15/2048	2,000	(238)	—	(238)
U.S. EFFR	2.425%	3/16/2048	4,100	(434)	—	(434)
U.S. EFFR	2.505%	3/22/2048	4,300	(532)	—	(532)
U.S. EFFR	2.52%	8/24/2048	4,500	(578)	—	(578)
					$—	$(26,122)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $44,549,000, which represented 1.53% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $189,167,000, which represented 6.49% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

110	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	111

Managed Risk Growth Fund
Investment portfolio June 30, 2019	unaudited

Growth funds 80.33%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,379,254	$319,116

Total growth funds (cost: $310,329,000)		319,116

Fixed income funds 15.07%
American Funds Insurance Series – Bond Fund, Class 1	5,385,043	59,882

Total fixed income funds (cost: $58,127,000)		59,882

Short-term securities 4.64%
Government Cash Management Fund	18,453,168	18,453

Total short-term securities (cost: $18,453,000)		18,453
Total investment securities 100.04% (cost: $386,909,000)		397,451
Other assets less liabilities (0.04)%		(166)

Net assets 100.00%		$397,285

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	176	September 2019	$17,600		$20,796		$171

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth funds 80.33%
American Funds Insurance Series – Growth Fund, Class 1	3,963,500	649,589	233,835	4,379,254	$1,612	$10,668	$760	$319,116
Fixed income funds 15.07%
American Funds Insurance Series – Bond Fund, Class 1	5,110,855	820,544	546,356	5,385,043	(128)	3,566	329	59,882
Total 95.40%					$1,484	$14,234	$1,089	$378,998

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

112	American Funds Insurance Series

Managed Risk International Fund
Investment portfolio June 30, 2019	unaudited

Growth funds 81.74%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,766,242	$133,633

Total growth funds (cost: $125,851,000)		133,633

Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	2,208,551	24,559

Total fixed income funds (cost: $23,937,000)		24,559

Short-term securities 3.31%
Government Cash Management Fund	5,406,881	5,407

Total short-term securities (cost: $5,407,000)		5,407
Total investment securities 100.07% (cost: $155,195,000)		163,599
Other assets less liabilities (0.07)%		(110)

Net assets 100.00%		$163,489

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	52	September 2019	$5,200		$6,144		$77

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth funds 81.74%
American Funds Insurance Series – International Fund, Class 1	6,802,836	279,511	316,105	6,766,242	$(267)	$14,505	$231	$133,633
Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	2,162,908	188,213	142,570	2,208,551	(8)	1,453	136	24,559
Total 96.76%					$(275)	$15,958	$367	$158,192

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series	113

Managed Risk Blue Chip Income and Growth Fund
Investment portfolio June 30, 2019	unaudited

Growth-and-income funds 80.48%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	22,572,855	$284,644

Total growth-and-income funds (cost: $302,622,000)		284,644

Fixed income funds 14.98%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,256,895	52,998

Total fixed income funds (cost: $51,724,000)		52,998

Short-term securities 4.60%
Government Cash Management Fund	16,260,701	16,261

Total short-term securities (cost: $16,261,000)		16,261
Total investment securities 100.06% (cost: $370,607,000)		353,903
Other assets less liabilities (0.06)%		(218)

Net assets 100.00%		$353,685

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	156	September 2019	$15,600		$18,432		$124

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth-and-income funds 80.48%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	21,901,978	2,214,200	1,543,323	22,572,855	$725	$5,504	$1,232	$284,644
Fixed income funds 14.98%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,484,388	331,058	558,551	4,256,895	(63)	2,289	216	52,998
Total 95.46%					$662	$7,793	$1,448	$337,642

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

114	American Funds Insurance Series

Managed Risk Growth-Income Fund
Investment portfolio June 30, 2019	unaudited

Growth-and-income funds 80.09%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	36,295,689	$1,716,423

Total growth-and-income funds (cost: $1,674,045,000)		1,716,423

Fixed income funds 15.03%
American Funds Insurance Series – Bond Fund, Class 1	28,964,402	322,084

Total fixed income funds (cost: $302,916,000)		322,084

Short-term securities 4.60%
Government Cash Management Fund	98,442,508	98,443

Total short-term securities (cost: $98,443,000)		98,443

Options purchased 0.19%
Options purchased*		4,101

Total options purchased (cost: $14,339,000)		4,101
Total investment securities 99.91% (cost: $2,089,743,000)		2,141,051
Other assets less liabilities 0.09%		1,997

Net assets 100.00%		$2,143,048

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 6/30/2019 (000)
S&P 500 Index	620	$1,824	$1,850.00	9/20/2019	$47
S&P 500 Index	1,155	3,398	1,875.00	9/20/2019	92
S&P 500 Index	1,200	3,530	1,900.00	9/20/2019	108
S&P 500 Index	330	971	1,925.00	9/20/2019	31
S&P 500 Index	1,225	3,604	1,975.00	9/20/2019	141
S&P 500 Index	365	1,074	2,000.00	9/20/2019	46
S&P 500 Index	930	2,736	2,025.00	9/20/2019	121
S&P 500 Index	425	1,250	2,200.00	9/20/2019	106
S&P 500 Index	3,195	9,399	2,150.00	12/20/2019	2,492
S&P 500 Index	670	1,971	2,175.00	12/20/2019	569
S&P 500 Index	35	103	2,200.00	12/20/2019	34
S&P 500 Index	150	441	2,225.00	12/20/2019	153
S&P 500 Index	135	397	2,275.00	12/20/2019	161
					$4,101

American Funds Insurance Series	115

Managed Risk Growth-Income Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	1,008	September 2019	$100,800		$119,101		$1,476
S&P 500 E-mini Index Contracts	Long	366	September 2019	18		53,879		836
								$2,312

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth-and-income funds 80.09%
American Funds Insurance Series – Growth-Income Fund, Class 1	33,123,343	4,277,296	1,104,950	36,295,689	$5,425	$61,682	$5,628	$1,716,423
Fixed income funds 15.03%
American Funds Insurance Series – Bond Fund, Class 1	26,945,898	2,920,407	901,903	28,964,402	(16)	18,586	1,795	322,084
Total 95.12%					$5,409	$80,268	$7,423	$2,038,507

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

116	American Funds Insurance Series

Managed Risk Asset Allocation Fund
Investment portfolio June 30, 2019	unaudited

Asset allocation funds 96.70%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	116,101,695	$2,618,094

Total asset allocation funds (cost: $2,531,679,000)		2,618,094

Short-term securities 3.36%
Government Cash Management Fund	90,932,387	90,932

Total short-term securities (cost: $90,932,000)		90,932
Total investment securities 100.06% (cost: $2,622,611,000)		2,709,026
Other assets less liabilities (0.06)%		(1,691)

Net assets 100.00%		$2,707,335

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	873	September 2019	$87,300		$103,150		$1,321

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2019 (000)
Asset allocation funds 96.70%
American Funds Insurance Series – Asset Allocation Fund, Class 1	115,468,223	7,167,637	6,534,165	116,101,695	$6,021	$140,238	$11,862	$2,618,094

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series	117

Financial statements

Statements of assets and liabilities
at June 30, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,292,071	$4,467,434	$26,404,106	$9,849,054	$3,449,625
Affiliated issuers	—	21,463	—	—	—
Cash	105	2,149	3,505	1,326	5,311
Cash collateral received for securities on loan	—	13,264	—	—	—
Cash pledged for forward currency contracts	—	—	—	334	—
Cash denominated in currencies other than U.S. dollars	977	1,051	49	5,037	1,185
Unrealized appreciation on open forward currency contracts	—	—	—	124	—
Receivables for:
Sales of investments	33,579	83,557	115,497	15,264	5,128
Sales of fund’s shares	900	288	8,846	4,456	927
Dividends and interest	19,016	4,910	32,460	24,949	11,627
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Securities lending income	—	530	—	—	—
Other	361	178	24	—	1,910
	6,347,009	4,594,824	26,564,487	9,900,544	3,475,713
Liabilities:
Collateral for securities on loan	—	132,644	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	340	—
Payables for:
Purchases of investments	2,597	17,942	52,929	36,561	1,526
Repurchases of fund’s shares	12,360	4,650	18,287	6,738	2,868
Investment advisory services	2,625	2,485	6,872	3,874	1,937
Insurance administrative fees	195	108	791	212	340
Services provided by related parties	863	536	3,529	988	326
Trustees’ deferred compensation	73	49	491	206	33
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Non-U.S. taxes	4,073	2,897	2,475	17,683	7,920
Other	94	92	82	273	111
	22,880	161,403	85,456	66,875	15,061
Net assets at June 30, 2019	$6,324,129	$4,433,421	$26,479,031	$9,833,669	$3,460,652

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,910,174	$3,380,706	$16,135,118	$8,093,962	$2,717,511
Total distributable earnings (accumulated loss)	2,413,955	1,052,715	10,343,913	1,739,707	743,141
Net assets at June 30, 2019	$6,324,129	$4,433,421	$26,479,031	$9,833,669	$3,460,652

Investment securities, at cost:
Unaffiliated issuers	$3,971,692	$3,578,886	$16,493,656	$7,964,175	$2,745,515
Affiliated issuers	—	45,822	—	—	—
Cash denominated in currencies other than U.S. dollars, at cost	977	1,049	49	5,037	1,185

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

118	American Funds Insurance Series

unaudited
(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund		Global Bond Fund

$8,904,358	$2,034,357	$33,547,290	$1,430,859	$834,202	$25,597,369	$415,057	$11,303,189		$2,145,654
—	—	279,983	—	—	410,393	—	—		—
2,383	764	6,952	52	1,123	13,360	140	4,950		628
—	—	—	—	—	—	—	—		—
—	—	—	—	—	—	—	—		—
—	1,884	57	1,229	206	909	668	—	*	3,740
—	—	—	5	—	—	102	4,506		2,437

12,777	16,576	165,603	4,640	1,933	72,991	669	491,618		18,103
3,671	123	11,682	256	1,670	13,007	297	5,730		363
15,659	8,098	49,712	5,825	3,659	90,474	2,331	68,766		16,871
—	—	—	—	—	346	—	415		126
—	—	—	—	137	324	3	486		132
—	—	—	—	—	—	—	—		—
4	383	188	29	7	184	20	36		42
8,938,852	2,062,185	34,061,467	1,442,895	842,937	26,199,357	419,287	11,879,696		2,188,096

—	—	—	—	—	—	—	—		—
—	94	—	—	—	—	100	7,567		2,882

98,141	3,760	53,986	4,169	2,021	705,716	2,936	1,422,728		22,354
3,561	1,930	24,454	2,218	271	9,867	193	3,616		1,506
2,771	985	7,026	702	328	5,494	220	3,096		938
296	72	655	53	249	2,450	50	256		28
775	314	3,178	78	89	2,034	60	911		242
84	23	567	10	3	267	2	118		25
—	—	—	—	35	668	—	1,735		91
—	—	—	—	161	77	—	422		41
39	1,774	2,221	1,244	83	1,971	152	—		506
4	46	88	38	8	34	6	—		102
105,671	8,998	92,175	8,512	3,248	728,578	3,719	1,440,449		28,715
$8,833,181	$2,053,187	$33,969,292	$1,434,383	$839,689	$25,470,779	$415,568	$10,439,247		$2,159,381

$7,235,947	$1,523,277	$24,698,795	$1,271,807	$816,644	$20,247,437	$344,682	$10,062,950		$2,077,232
1,597,234	529,910	9,270,497	162,576	23,045	5,223,342	70,886	376,297		82,149
$8,833,181	$2,053,187	$33,969,292	$1,434,383	$839,689	$25,470,779	$415,568	$10,439,247		$2,159,381

$7,420,391	$1,537,132	$24,993,310	$1,276,610	$796,567	$20,539,556	$359,712	$11,012,076		$2,082,258
—	—	277,584	—	—	432,743	—	—		—
—	1,884	57	1,229	206	909	649	—	*	3,734

American Funds Insurance Series	119

Statements of assets and liabilities
at June 30, 2019

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,281,384		$294,528	$285,192	$2,971,620	$18,453
Affiliated issuers	—		—	—	—	378,998
Cash	1,083		1,156	103	8,083	—
Cash pledged for futures contracts	—		—	—	—	116
Cash pledged for swap contracts	1,722		—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	*	—	—	—	—
Receivables for:
Sales of investments	8,980		3,337	—	81,518	—
Sales of fund’s shares	440		39	421	724	640
Dividends and interest	18,932		876	—	13,239	35
Variation margin on futures contracts	—		6	—	80	—
Variation margin on swap contracts	—		319	—	2,963	—
Other	3		—	—	—	—
	1,312,544		300,261	285,716	3,078,227	398,242
Liabilities:
Payables for:
Purchases of investments	30,769		8,654	—	158,692	600
Repurchases of fund’s shares	645		249	75	1,113	8
Investment advisory services	496		101	75	813	32
Insurance administrative fees	37		13	13	65	238
Services provided by related parties	164		19	55	323	77
Trustees’ deferred compensation	47		3	16	58	2
Variation margin on futures contracts	—		31	—	413	—
Variation margin on swap contracts	93		230	—	1,961	—
Other	1		—	—	1	—
	32,252		9,300	234	163,439	957
Net assets at June 30, 2019	$1,280,292		$290,961	$285,482	$2,914,788	$397,285

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,439,238		$285,147	$282,809	$2,839,370	$369,993
Total distributable earnings (accumulated loss)	(158,946)		5,814	2,673	75,418	27,292
Net assets at June 30, 2019	$1,280,292		$290,961	$285,482	$2,914,788	$397,285

Investment securities, at cost:
Unaffiliated issuers	$1,293,910		$289,947	$285,230	$2,919,488	$18,453
Affiliated issuers	—		—	—	—	368,456
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—	—	—	—

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

120	American Funds Insurance Series

unaudited

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$5,407	$16,261	$102,544	$90,932
158,192	337,642	2,038,507	2,618,094
—	—	—	—
35	103	2,771	576
—	—	—	—
—	—	—	—

180	614	525	165
—	7	5,241	916
10	31	184	174
—	—	336	—
—	—	—	—
—	—	—	—
163,824	354,658	2,150,108	2,710,857

—	—	4,838	523
190	654	701	539
13	29	173	220
99	218	1,294	1,672
32	70	51	543
1	2	3	25
—	—	—	—
—	—	—	—
—	—	—	—	*
335	973	7,060	3,522
$163,489	$353,685	$2,143,048	$2,707,335

$161,106	$358,742	$1,952,652	$2,525,386
2,383	(5,057)	190,396	181,949
$163,489	$353,685	$2,143,048	$2,707,335

$5,407	$16,261	$112,782	$90,932
149,788	354,346	1,976,961	2,531,679
—	—	—	—

American Funds Insurance Series	121

Statements of assets and liabilities
at June 30, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$2,253,727	$1,950,955	$9,854,415	$5,250,839	$1,937,868
Shares outstanding	76,428	79,549	135,225	265,872	80,670
Net asset value per share	$29.49	$24.53	$72.87	$19.75	$24.02
Class 1A:
Net assets	$6,904	$451	$14,263	$5,729	$3,668
Shares outstanding	235	18	197	291	153
Net asset value per share	$29.39	$24.47	$72.58	$19.68	$23.93
Class 2:
Net assets	$3,741,575	$2,302,336	$15,090,117	$4,199,689	$949,549
Shares outstanding	128,267	96,743	208,884	213,654	39,940
Net asset value per share	$29.17	$23.80	$72.24	$19.66	$23.77
Class 3:
Net assets			$208,738	$25,666
Shares outstanding	Not applicable	Not applicable	2,844	1,297	Not applicable
Net asset value per share			$73.38	$19.79
Class 4:
Net assets	$321,923	$179,679	$1,311,498	$351,746	$569,567
Shares outstanding	11,100	7,510	18,423	18,114	24,076
Net asset value per share	$29.00	$23.93	$71.19	$19.42	$23.66

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$526,021	$210,103	$31,614	$1,456,773
Shares outstanding	51,912	19,687	2,776	117,076	Not applicable
Net asset value per share	$10.13	$10.68	$11.39	$12.45
Class 1A:
Net assets	$618	$591	$10	$2,253
Shares outstanding	61	56	1	181	Not applicable
Net asset value per share	$10.11	$10.65	$11.39	$12.42
Class 2:
Net assets	$684,987	$58,392	$228,986	$1,333,862
Shares outstanding	68,799	5,486	20,648	108,365	Not applicable
Net asset value per share	$9.96	$10.65	$11.09	$12.31
Class 3:
Net assets	$10,135		$3,271	$8,842
Shares outstanding	996	Not applicable	292	709	Not applicable
Net asset value per share	$10.17		$11.21	$12.47
Class 4:
Net assets	$58,531	$21,875	$21,601	$113,058
Shares outstanding	5,423	2,076	1,928	9,185	Not applicable
Net asset value per share	$10.79	$10.55	$11.20	$12.31
Class P1:
Net assets					$3,799
Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	300
Net asset value per share					$12.66
Class P2:
Net assets					$393,486
Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	31,287
Net asset value per share					$12.58

*	Amount less than one thousand.

See notes to financial statements.

122	American Funds Insurance Series

unaudited

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,316,112	$572,884	$19,494,000	$1,096,356	$420,981	$16,367,279	$128,680	$6,397,660	$1,065,399
421,738	38,895	412,232	63,142	41,463	725,706	9,778	575,311	88,161
$12.61	$14.73	$47.29	$17.36	$10.15	$22.55	$13.16	$11.12	$12.08
$7,002	$1,590	$9,123	$2,265	$4,699	$8,823	$2,229	$4,888	$426
558	108	194	131	463	392	170	441	35
$12.55	$14.69	$47.11	$17.33	$10.14	$22.49	$13.13	$11.08	$12.06
$3,011,473	$1,356,728	$13,224,947	$248,271	$4,595	$4,991,791	$201,188	$3,601,946	$1,047,169
242,233	92,360	283,340	14,354	453	223,861	15,330	328,296	87,377
$12.43	$14.69	$46.68	$17.30	$10.15	$22.30	$13.12	$10.97	$11.98
		$153,393			$31,478
Not applicable	Not applicable	3,239	Not applicable	Not applicable	1,395	Not applicable	Not applicable	Not applicable
		$47.35			$22.57
$498,594	$121,985	$1,087,829	$87,491	$409,414	$4,071,408	$83,471	$434,753	$46,387
40,319	8,437	23,578	5,091	40,405	183,581	6,423	39,719	3,908
$12.37	$14.46	$46.14	$17.19	$10.13	$22.18	$13.00	$10.95	$11.87

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

$567	$672	$1,883,081	$1,537
55	60	145,742	120
$10.39	$11.22	$12.92	$12.85
$162,922	$353,013	$259,967	$2,705,798
15,782	31,695	20,224	216,166
$10.32	$11.14	$12.85	$12.52

American Funds Insurance Series	123

Statements of operations
for the six months ended June 30, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$59,127	$27,009	$173,200	$117,809	$28,596
Interest	1,479	2,009	10,181	9,148	9,771
Securities lending income	—	2,505	—	—	—
	60,606	31,523	183,381	126,957	38,367
Fees and expenses*:
Investment advisory services	15,660	14,498	41,304	23,510	11,522
Distribution services	4,881	3,004	20,182	5,561	1,785
Insurance administrative services	371	208	1,543	413	658
Transfer agent services	— †	— †	1	1	—	†
Administrative services	303	208	1,280	478	164
Reports to shareholders	98	80	423	158	66
Registration statement and prospectus	101	105	311	228	83
Trustees’ compensation	20	13	86	32	11
Auditing and legal	8	32	14	28	27
Custodian	319	336	258	756	387
Other	16	74	135	88	67
Total fees and expenses before waivers/reimbursements	21,777	18,558	65,537	31,253	14,770
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers/reimbursements	21,777	18,558	65,537	31,253	14,770
Net investment income (loss)	38,829	12,965	117,844	95,704	23,597
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	59,018	143,915	342,715	(171,606)	24,403
Affiliated issuers*	—	—	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	(999)	303
Swap contracts	—	—	—	—	—
Currency transactions	(405)	(66)	(432)	(2,451)	234
	58,613	143,849	342,283	(175,056)	24,940
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	1,056,160	592,974	3,428,550	1,399,575	518,304
Affiliated issuers	—	(8,519)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	309	(303)
Swap contracts	—	—	—	—	—
Currency translations	(17)	63	103	(200)	1,911
	1,056,143	584,518	3,428,653	1,399,684	519,912
Net realized gain (loss) and unrealized appreciation (depreciation)	1,114,756	728,367	3,770,936	1,224,628	544,852
Net increase in net assets resulting from operations	$1,153,585	$741,332	$3,888,780	$1,320,332	$568,449

See end of statements of operations for footnotes.

See notes to financial statements.

124	American Funds Insurance Series

unaudited

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$116,477	$30,394	$343,652	$29,733	$13,137	$191,059	$4,119	$7,023	$514
1,839	1,918	15,606	1,701	2,865	133,265	1,954	158,778	34,892
—	—	—	—	—	—	—	—	—
118,316	32,312	359,258	31,434	16,002	324,324	6,073	165,801	35,406

16,752	5,841	41,781	4,252	1,885	32,618	1,292	18,126	5,572
4,295	1,777	17,492	403	484	10,974	337	4,867	1,326
556	137	1,274	102	483	4,845	98	491	53
— †	— †	2	— †	— †	1	— †	— †	— †
430	98	1,627	70	38	1,222	20	497	105
160	28	650	14	7	510	3	119	27
110	53	290	31	38	205	15	168	52
30	7	107	4	2	84	1	33	7
4	6	28	12	5	17	8	7	4
127	168	301	167	36	124	27	120	201
39	19	119	5	5	50	3	53	18
22,503	8,134	63,671	5,060	2,983	50,650	1,804	24,481	7,365

—	—	—	—	24	—	—	—	—
—	—	—	—	24	—	—	—	—
22,503	8,134	63,671	5,060	2,959	50,650	1,804	24,481	7,365
95,813	24,178	295,587	26,374	13,043	273,674	4,269	141,320	28,041

(863)	9,494	406,368	(15,330)	(3,801)	266,091	10,945	90,872	(5,179)
—	—	—	—	—	(446,158)	—	—	—
—	—	—	—	(194)	12,523	509	31,573	12,050
—	493	—	24	—	—	(206)	(10,249)	2,707
—	—	—	—	230	(12,336)	(20)	(14,548)	(202)
(13)	(314)	(771)	(1,069)	70	(29)	(100)	(434)	(1,163)
(876)	9,673	405,597	(16,375)	(3,695)	(179,909)	11,128	97,214	8,213

791,331	311,348	4,014,527	184,237	60,001	2,258,760	32,131	404,554	106,875
—	—	73,906	—	—	399,074	—	—	—
—	—	—	—	(495)	5,251	(91)	18,382	(2,957)
—	(445)	—	5	—	—	(80)	6,210	(7,363)
—	—	—	—	1,349	(5,824)	46	(12,045)	1,300
16	369	201	(5)	7	110	24	140	58
791,347	311,272	4,088,634	184,237	60,862	2,657,371	32,030	417,241	97,913

790,471	320,945	4,494,231	167,862	57,167	2,477,462	43,158	514,455	106,126
$886,284	$345,123	$4,789,818	$194,236	$70,210	$2,751,136	$47,427	$655,775	$134,167

American Funds Insurance Series	125

Statements of operations
for the six months ended June 30, 2019

	High- Income Bond Fund	Mortgage Fund		Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$425	$—		$—		$—	$1,089
Interest	45,210	4,389		3,557		36,029	179
	45,635	4,389		3,557		36,029	1,268
Fees and expenses*:
Investment advisory services	3,005	614		458		4,845	279
Distribution services	932	98		317		1,757	461
Insurance administrative services	70	28		24		123	465
Transfer agent services	— †	—	†	—	†	— †	—	†
Administrative services	63	15		14		142	—
Accounting and administrative services	—	—		—		—	10
Reports to shareholders	14	2		4		32	4
Registration statement and prospectus	26	12		7		41	18
Trustees’ compensation	4	1		1		10	1
Auditing and legal	3	—	†	—	†	2	—	†
Custodian	8	10		—	†	18	6
Other	19	3		2		8	3
Total fees and expenses before waivers/reimbursements	4,144	783		827		6,978	1,247
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—		—		—	93
Miscellaneous fee reimbursements	—	—		—		—	13
Total waivers/reimbursements of fees and expenses	—	—		—		—	106
Total fees and expenses after waivers/reimbursements	4,144	783		827		6,978	1,141
Net investment income (loss)	41,491	3,606		2,730		29,051	127
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(1,908)	1,164		—	†	19,133	—
Affiliated issuers*	—	—		—		—	1,484
Futures contracts	—	3,551		—		55,917	(3,203)
Swap contracts	(395)	1,067		—		6,764	—
Currency transactions	1	—		—		—	21
Capital gain distributions received from affiliated issuers	—	—		—		—	32,791
	(2,302)	5,782		—	†	81,814	31,093
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	79,517	5,581		(30)		66,269	—
Affiliated issuers	—	—		—		—	14,234
Futures contracts	—	305		—		(3,315)	(5,720)
Swap contracts	(1,604)	(3,465)		—		(45,476)	—
	77,913	2,421		(30)		17,478	8,514
Net realized gain (loss) and unrealized appreciation (depreciation)	75,611	8,203		(30)		99,292	39,607
Net increase in net assets resulting from operations	$117,102	$11,809		$2,700		$128,343	$39,734

*	Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

126	American Funds Insurance Series

unaudited

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$367	$1,448		$7,423	$11,862
60	165		1,013	1,008

427	1,613		8,436	12,870

118	261		1,519	1,977
196	433		310	3,293
197	434		2,532	3,295
— †	—	†	— †	— †
—	—		—	—
9	10		9	25
2	4		14	27
10	9		213	36
1	1		4	11
— †	—	†	1	2
6	6		6	6
3	2		3	10
542	1,160		4,611	8,682

39	87		506	659
12	13		—	—
51	100		506	659
491	1,060		4,105	8,023
(64)	553		4,331	4,847

—	—		(7,604)	—
(275)	662		5,409	6,021
(1,096)	(3,654)		(14,050)	(14,856)
—	—		—	—
(1)	20		91	103
3,310	22,170		167,499	131,016
1,938	19,198		151,345	122,284

—	—		(11,249)	—
15,958	7,793		80,268	140,238
(1,142)	(5,657)		(7,995)	(24,002)
—	—		—	—
14,816	2,136		61,024	116,236

16,754	21,334		212,369	238,520
$16,690	$21,887		$216,700	$243,367

American Funds Insurance Series	127

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018
Operations:
Net investment income (loss)	$38,829	$50,276	$12,965	$10,787	$117,844	$162,005
Net realized gain (loss)	58,613	343,542	143,849	247,061	342,283	2,848,894
Net unrealized appreciation (depreciation)	1,056,143	(919,676)	584,518	(673,158)	3,428,653	(2,971,090)
Net increase (decrease) in net assets resulting from operations	1,153,585	(525,858)	741,332	(415,310)	3,888,780	39,809
Distributions paid to shareholders	(352,171)	(474,814)	(276,087)	(196,135)	(2,816,480)	(2,648,515)
Net capital share transactions	20,562	267,749	313,662	(49,079)	1,958,870	1,071,109
Total increase (decrease) in net assets	821,976	(732,923)	778,907	(660,524)	3,031,170	(1,537,597)
Net assets:
Beginning of period	5,502,153	6,235,076	3,654,514	4,315,038	23,447,861	24,985,458
End of period	$6,324,129	$5,502,153	$4,433,421	$3,654,514	$26,479,031	$23,447,861

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018
Operations:
Net investment income (loss)	$26,374	$37,077	$13,043	$18,120	$273,674	$495,623
Net realized gain (loss)	(16,375)	19,646	(3,695)	(12,903)	(179,909)	1,250,899
Net unrealized appreciation (depreciation)	184,237	(222,569)	60,862	(53,867)	2,657,371	(2,879,563)
Net increase (decrease) in net assets resulting from operations	194,236	(165,846)	70,210	(48,650)	2,751,136	(1,133,041)
Distributions paid to shareholders	(21,131)	(35,982)	(11,560)	(20,515)	(1,388,695)	(1,587,775)
Net capital share transactions	(75,980)	77,119	105,759	149,988	1,182,887	(13,827)
Total increase (decrease) in net assets	97,125	(124,709)	164,409	80,823	2,545,328	(2,734,643)
Net assets:
Beginning of period	1,337,258	1,461,967	675,280	594,457	22,925,451	25,660,094
End of period	$1,434,383	$1,337,258	$839,689	$675,280	$25,470,779	$22,925,451

See end of statements of changes in net assets for footnote.

See notes to financial statements.

128	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018

$95,704	$147,886	$23,597	$32,835	$95,813	$183,892	$24,178	$35,857	$295,587	$479,019
(175,056)	247,240	24,940	126,203	(876)	687,384	9,673	99,872	405,597	3,357,516
1,399,684	(1,741,754)	519,912	(647,033)	791,347	(1,602,222)	311,272	(325,530)	4,088,634	(4,232,991)

1,320,332	(1,346,628)	568,449	(487,995)	886,284	(730,946)	345,123	(189,801)	4,789,818	(396,456)
(259,623)	(646,470)	(134,170)	(126,412)	(725,337)	(883,615)	(107,451)	(186,991)	(3,457,660)	(2,606,909)
(237,150)	1,245,386	15,494	92,573	640,962	265,984	(359)	90,220	2,772,999	2,175,138
823,559	(747,712)	449,773	(521,834)	801,909	(1,348,577)	237,313	(286,572)	4,105,157	(828,227)

9,010,110	9,757,822	3,010,879	3,532,713	8,031,272	9,379,849	1,815,874	2,102,446	29,864,135	30,692,362
$9,833,669	$9,010,110	$3,460,652	$3,010,879	$8,833,181	$8,031,272	$2,053,187	$1,815,874	$33,969,292	$29,864,135

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018

$4,269	$6,105	$141,320	$269,087	$28,041	$55,434	$41,491	$84,812	$3,606	$6,148
11,128	3,576	97,214	(168,412)	8,213	(11,729)	(2,302)	(24,544)	5,782	(7,618)
32,030	(33,957)	417,241	(164,842)	97,913	(70,008)	77,913	(86,196)	2,421	2,541

47,427	(24,276)	655,775	(64,167)	134,167	(26,303)	117,102	(25,928)	11,809	1,071
(883)	(9,700)	(57,012)	(267,421)	(15,883)	(56,130)	(15,473)	(79,933)	(1,267)	(6,505)
2,835	46,266	(14,203)	(511,419)	(46,920)	(297,128)	(25,236)	(144,120)	(10,756)	(43,561)
49,379	12,290	584,560	(843,007)	71,364	(379,561)	76,393	(249,981)	(214)	(48,995)

366,189	353,899	9,854,687	10,697,694	2,088,017	2,467,578	1,203,899	1,453,880	291,175	340,170
$415,568	$366,189	$10,439,247	$9,854,687	$2,159,381	$2,088,017	$1,280,292	$1,203,899	$290,961	$291,175

American Funds Insurance Series	129

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018
Operations:
Net investment income (loss)	$2,730	$4,036	$29,051	$56,785	$127	$1,509
Net realized gain (loss)	—	—	81,814	(86,715)	31,093	21,463
Net unrealized appreciation (depreciation)	(30)	33	17,478	49,517	8,514	(26,917)
Net increase (decrease) in net assets resulting from operations	2,700	4,069	128,343	19,587	39,734	(3,945)
Distributions paid to shareholders	(1,000)	(3,517)	(11,348)	(55,819)	(29,127)	(21,941)
Net capital share transactions	(22,622)	1,047	(71,510)	(197,780)	43,405	81,200
Total increase (decrease) in net assets	(20,922)	1,599	45,485	(234,012)	54,012	55,314
Net assets:
Beginning of period	306,404	304,805	2,869,303	3,103,315	343,273	287,959
End of period	$285,482	$306,404	$2,914,788	$2,869,303	$397,285	$343,273

*	Unaudited.

See notes to financial statements.

130	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018

$(64)	$2,317	$553	$5,276	$4,331	$2,685	$4,847	$62,566
1,938	5,722	19,198	18,018	151,345	6,953	122,284	97,415
14,816	(25,332)	2,136	(49,299)	61,024	(21,166)	116,236	(366,555)

16,690	(17,293)	21,887	(26,005)	216,700	(11,528)	243,367	(206,574)
(7,796)	(3,428)	(23,415)	(23,525)	(22,902)	(12,352)	(177,744)	(242,968)
3,636	23,257	18,544	19,295	57,148	1,707,014	99,215	(1,462,371)
12,530	2,536	17,016	(30,235)	250,946	1,683,134	164,838	(1,911,913)

150,959	148,423	336,669	366,904	1,892,102	208,968	2,542,497	4,454,410
$163,489	$150,959	$353,685	$336,669	$2,143,048	$1,892,102	$2,707,335	$2,542,497

American Funds Insurance Series	131

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

In 2009, shareholders approved the reorganization of the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — To provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

132	American Funds Insurance Series

Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — To provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

American Funds Insurance Series	133

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

134	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	135

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of June 30, 2019 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,648,947	$—	$—	$1,648,947
Consumer discretionary	1,267,013	—	—	1,267,013
Financials	679,509	—	—	679,509
Health care	633,968	—	—	633,968
Communication services	508,193	—	—	508,193
Consumer staples	490,190	—	—	490,190
Industrials	464,248	—	—	464,248
Materials	170,817	11,082	—	181,899
Energy	135,909	—	—	135,909
Preferred securities	104,460	—	—	104,460
Short-term securities	177,735	—	—	177,735
Total	$6,280,989	$11,082	$—	$6,292,071

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,011,323	$—	$—	$1,011,323
Information technology	783,557	—	—	783,557
Industrials	679,267	—	—	679,267
Consumer discretionary	548,212	681	—	548,893
Financials	372,313	—	514	372,827
Materials	190,108	—	—	190,108
Consumer staples	130,390	—	—	130,390
Communication services	130,259	—	—	130,259
Real estate	117,638	5,108	—	122,746
Energy	54,307	—	14,352	68,659
Utilities	49,580	—	—	49,580
Preferred securities	18,309	—	—	18,309
Short-term securities	382,979	—	—	382,979
Total	$4,468,242	$5,789	$14,866	$4,488,897

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,402,204	$—	$—	$6,402,204
Communication services	4,737,928	—	—	4,737,928
Health care	4,072,084	—	37,000	4,109,084
Consumer discretionary	3,109,058	—	—	3,109,058
Financials	2,277,395	—	—	2,277,395
Industrials	1,765,089	11,838	—	1,776,927
Energy	858,522	—	—	858,522
Consumer staples	806,113	—	—	806,113
Materials	707,180	—	—	707,180
Real estate	487,175	—	—	487,175
Utilities	81,738	—	—	81,738
Short-term securities	1,050,782	—	—	1,050,782
Total	$26,355,268	$11,838	$37,000	$26,404,106

136	American Funds Insurance Series

International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,607,025	$61,763	$—	$1,668,788
Industrials	1,576,060	—	—	1,576,060
Health care	1,094,499	—	—	1,094,499
Consumer discretionary	1,090,624	—	—	1,090,624
Materials	657,245	—	—	657,245
Information technology	649,673	—	—	649,673
Consumer staples	587,939	—	—	587,939
Energy	453,422	—	—	453,422
Communication services	433,758	—	—	433,758
Utilities	414,648	9,895	—	424,543
Real estate	231,726	—	—	231,726
Preferred securities	87,415	—	—	87,415
Rights & warrants	—	14,218	—	14,218
Bonds, notes & other debt instruments	—	65,239	—	65,239
Short-term securities	813,905	—	—	813,905
Total	$9,697,939	$151,115	$—	$9,849,054

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$124	$—	$124
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(340)	—	(340)
Total	$—	$(216)	$—	$(216)

*	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$798,798	$—	$—	$798,798
Financials	462,086	2,195	—	464,281
Energy	349,805	—	—	349,805
Consumer discretionary	325,213	—	—	325,213
Health care	284,801	—	—	284,801
Materials	282,415	—	—	282,415
Communication services	178,354	—	—	178,354
Consumer staples	173,282	—	—	173,282
Industrials	166,888	—	—	166,888
Real estate	29,356	3,700	26	33,082
Utilities	22,895	—	—	22,895
Preferred securities	82,131	—	—	82,131
Rights & warrants	—	18,404	—	18,404
Bonds, notes & other debt instruments	—	95,649	—	95,649
Short-term securities	150,800	22,827	—	173,627
Total	$3,306,824	$142,775	$26	$3,449,625

Blue Chip Income and Growth Fund

At June 30, 2019, all of the fund’s investment securities were classified as Level 1.

American Funds Insurance Series	137

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$300,949	$—	$—	$300,949
Financials	263,873	—	—	263,873
Industrials	255,304	—	—	255,304
Consumer discretionary	189,012	—	—	189,012
Communication services	172,302	—	—	172,302
Health care	169,333	—	—	169,333
Materials	157,542	—	—	157,542
Energy	133,001	—	—	133,001
Real estate	90,794	—	—	90,794
Consumer staples	89,440	—	—	89,440
Utilities	80,897	—	—	80,897
Preferred securities	8,125	—	—	8,125
Bonds, notes & other debt instruments	—	35,145	—	35,145
Short-term securities	88,640	—	—	88,640
Total	$1,999,212	$35,145	$—	$2,034,357

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(94)	$—	$(94)

*	Forward currency contracts are not included in the investment portfolio.

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,165,778	$—	$—	$5,165,778
Health care	5,141,550	—	—	5,141,550
Financials	3,794,583	—	—	3,794,583
Industrials	3,754,219	—	—	3,754,219
Communication services	3,726,932	—	—	3,726,932
Consumer staples	2,686,282	—	—	2,686,282
Energy	2,395,661	—	—	2,395,661
Consumer discretionary	1,920,427	—	—	1,920,427
Materials	1,619,589	—	—	1,619,589
Utilities	687,090	—	—	687,090
Real estate	645,871	—	—	645,871
Mutual funds	54,750	—	—	54,750
Convertible stocks	99,581	—	—	99,581
Convertible bonds	—	7,112	—	7,112
Short-term securities	2,127,848	—	—	2,127,848
Total	$33,820,161	$7,112	$—	$33,827,273

138	American Funds Insurance Series

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$261,857	$—	$—	$261,857
Health care	183,056	—	—	183,056
Industrials	166,805	—	—	166,805
Energy	123,411	—	—	123,411
Real estate	109,943	—	—	109,943
Consumer discretionary	100,102	—	—	100,102
Materials	98,006	—	—	98,006
Utilities	84,829	—	—	84,829
Consumer staples	81,953	—	—	81,953
Information technology	62,060	—	—	62,060
Communication services	54,189	—	—	54,189
Preferred securities	17,882	—	—	17,882
Bonds, notes & other debt instruments	—	16,561	—	16,561
Short-term securities	64,951	5,254	—	70,205
Total	$1,409,044	$21,815	$—	$1,430,859

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5	$—	$5

*	Forward currency contracts are not included in the investment portfolio.

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$80,425	$—	$—	$80,425
Consumer staples	76,231	—	—	76,231
Financials	72,505	—	—	72,505
Real estate	68,981	—	—	68,981
Energy	62,860	—	—	62,860
Communication services	42,892	—	—	42,892
Health care	41,406	—	—	41,406
Utilities	35,775	—	—	35,775
Consumer discretionary	35,366	—	—	35,366
Industrials	32,313	—	—	32,313
Materials	17,288	—	—	17,288
Convertible stocks	9,327	—	—	9,327
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	110,248	—	110,248
Mortgage-backed obligations	—	44,289	—	44,289
Corporate bonds & notes	—	26,961	—	26,961
Asset-backed obligations	—	8,357	—	8,357
Municipals	—	412	—	412
Short-term securities	68,566	—	—	68,566
Total	$643,935	$190,267	$—	$834,202

American Funds Insurance Series	139

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,059	$—	$—	$1,059
Unrealized appreciation on interest rate swaps	—	1,793	—	1,793
Liabilities:
Unrealized depreciation on futures contracts	(1,125)	—	—	(1,125)
Unrealized depreciation on interest rate swaps	—	(444)	—	(444)
Total	$(66)	$1,349	$—	$1,283

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$3,765,115	$—	$20	$3,765,135
Financials	2,551,268	—	—	2,551,268
Health care	2,528,372	—	1,105	2,529,477
Industrials	1,470,379	—	—	1,470,379
Consumer discretionary	1,255,604	—	—	1,255,604
Energy	995,399	2,432	—	997,831
Consumer staples	979,664	—	—	979,664
Communication services	944,595	—	—	944,595
Materials	681,444	—	—	681,444
Real estate	220,771	—	—	220,771
Utilities	161,208	—	—	161,208
Rights & warrants	—	—	101	101
Convertible stocks	62,944	—	4,983	67,927
Convertible bonds	—	1,286	—	1,286
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	3,238,261	—	3,238,261
Corporate bonds & notes	—	2,735,565	11,362	2,746,927
Mortgage-backed obligations	—	1,543,099	—	1,543,099
Federal agency bonds & notes	—	12,852	—	12,852
Other	—	210,817	—	210,817
Short-term securities	2,629,116	—	—	2,629,116
Total	$18,245,879	$7,744,312	$17,571	$26,007,762

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$18,387	$—	$—	$18,387
Liabilities:
Unrealized depreciation on futures contracts	(7,975)	—	—	(7,975)
Unrealized depreciation on interest rate swaps	—	(9,381)	—	(9,381)
Total	$10,412	$(9,381)	$—	$1,031

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

140	American Funds Insurance Series

Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$47,450	$—	$—	$47,450
Health care	42,399	—	—	42,399
Financials	35,425	—	—	35,425
Consumer staples	31,760	—	—	31,760
Industrials	27,404	—	—	27,404
Consumer discretionary	17,892	—	—	17,892
Materials	11,753	—	—	11,753
Energy	10,162	—	—	10,162
Communication services	9,215	—	—	9,215
Real estate	7,342	—	—	7,342
Utilities	5,050	—	—	5,050
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	61,571	—	61,571
U.S. Treasury bonds & notes	—	53,633	—	53,633
Corporate bonds & notes	—	21,393	—	21,393
Mortgage-backed obligations	—	10,274	—	10,274
Short-term securities	21,438	896	—	22,334
Total	$267,290	$147,767	$—	$415,057

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$89	$—	$—	$89
Unrealized appreciation on open forward currency contracts	—	102	—	102
Unrealized appreciation on interest rate swaps	—	51	—	51
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(100)	—	(100)
Total	$89	$53	$—	$142

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$3,484,974	$—	$3,484,974
U.S. Treasury bonds & notes	—	3,003,625	—	3,003,625
Mortgage-backed obligations	—	2,729,802	—	2,729,802
Bonds & notes of governments & government agencies outside the U.S.	—	581,913	—	581,913
Municipals	—	204,458	—	204,458
Asset-backed obligations	—	198,442	—	198,442
Federal agency bonds & notes	—	12,020	—	12,020
Common stocks	—	218	10	228
Rights & warrants	—	—	31	31
Short-term securities	1,034,921	52,775	—	1,087,696
Total	$1,034,921	$10,268,227	$41	$11,303,189

American Funds Insurance Series	141

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$50,129	$—	$—	$50,129
Unrealized appreciation on open forward currency contracts	—	4,506	—	4,506
Unrealized appreciation on interest rate swaps	—	1,366	—	1,366
Liabilities:
Unrealized depreciation on futures contracts	(12,139)	—	—	(12,139)
Unrealized depreciation on open forward currency contracts	—	(7,567)	—	(7,567)
Unrealized depreciation on interest rate swaps	—	(13,184)	—	(13,184)
Total	$37,990	$(14,879)	$—	$23,111

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$341,361	$—	$341,361
Japanese yen	—	276,684	—	276,684
Chinese yuan renminbi	—	67,355	—	67,355
Mexican pesos	—	67,026	—	67,026
Danish kroner	—	45,786	—	45,786
Indian rupees	—	39,690	—	39,690
Norwegian kroner	—	35,364	—	35,364
British pounds	—	27,643	—	27,643
South African rand	—	27,252	—	27,252
Thai baht	—	22,820	—	22,820
Indonesian rupiah	—	21,296	—	21,296
Israeli shekels	—	20,628	—	20,628
Polish zloty	—	20,594	—	20,594
Colombian pesos	—	11,464	—	11,464
U.S. dollars	—	886,429	450	886,879
Other	—	78,758	—	78,758
Convertible bonds	—	102	—	102
Convertible stocks	—	—	847	847
Common stocks	251	417	3	671
Rights & warrants	—	—	17	17
Short-term securities	94	153,323	—	153,417
Total	$345	$2,143,992	$1,317	$2,145,654

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,738	$—	$—	$2,738
Unrealized appreciation on open forward currency contracts	—	2,437	—	2,437
Unrealized appreciation on interest rate swaps	—	1,351	—	1,351
Liabilities:
Unrealized depreciation on futures contracts	(1,424)	—	—	(1,424)
Unrealized depreciation on open forward currency contracts	—	(2,882)	—	(2,882)
Total	$1,314	$906	$—	$2,220

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

142	American Funds Insurance Series

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,178,025	$9,653	$1,187,678
Municipals	—	94	—	94
Convertible bonds	—	7,108	—	7,108
Convertible stocks	890	—	4,834	5,724
Preferred securities	—	2,292	—	2,292
Common stocks	3,421	2,642	2,624	8,687
Rights & warrants	—	3	109	112
Short-term securities	69,689	—	—	69,689
Total	$74,000	$1,190,164	$17,220	$1,281,384

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on credit default swaps	$—	$(284)	$—	$(284)

[1]	Credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2019 (dollars in thousands):

	Beginning value at 1/1/2019	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 6/30/2019

Investment securities	$17,537	$—	$491	$(331)	$16	$(473)	$(20)	$17,220

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2019								$(474)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

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Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2019	Valuation techniques	Unobservable inputs	Range	Weighted average	Impact to valuation from an increase in input*
Bonds, notes & other debt instruments	$9,653	Yield analysis	Yield to maturity risk premium	0-400 bps	313 bps	Decrease
Convertible stocks	4,834	Multiple of revenue	Revenue multiple	0.87x	0.87x	Increase
Common stocks		Inputs to market comparables and transaction price	Weight ascribed to market comparables	50%	N/A	N/A
			Weight ascribed to transaction price	50%	N/A	N/A
	2,624	Market comparable companies	EBITDA multiple	4.7x	4.7x	Increase
			Discount for lack of marketability	27%	27%	Decrease
		Multiple of revenue	Revenue multiple	1.3x	1.3x	Increase
		Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%	50%	Decrease
Rights & warrants	109	Black-Scholes	Implied volatility	30%	30%	Increase
	$17,220

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviation

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$216,347	$—	$216,347
U.S. Treasury bonds & notes	—	28,491	—	28,491
Federal agency bonds & notes	—	18,848	—	18,848
Asset-backed obligations	—	10,075	—	10,075
Corporate bonds & notes	—	—	27	27
Short-term securities	—	20,740	—	20,740
Total	$—	$294,501	$27	$294,528

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,209	$—	$—	$2,209
Unrealized appreciation on interest rate swaps	—	2,613	—	2,613
Liabilities:
Unrealized depreciation on futures contracts	(5)	—	—	(5)
Unrealized depreciation on interest rate swaps	—	(4,884)	—	(4,884)
Total	$2,204	$(2,271)	$—	$(67)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At June 30, 2019, all of the fund’s investment securities were classified as Level 2.

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U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,379,808	$—	$1,379,808
Mortgage-backed obligations	—	782,101	—	782,101
Federal agency bonds & notes	—	598,890	—	598,890
Short-term securities	—	210,821	—	210,821
Total	$—	$2,971,620	$—	$2,971,620

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$25,747	$—	$—	$25,747
Unrealized appreciation on interest rate swaps	—	36,665	—	36,665
Liabilities:
Unrealized depreciation on futures contracts	(1,612)	—	—	(1,612)
Unrealized depreciation on interest rate swaps	—	(62,787)	—	(62,787)
Total	$24,135	$(26,122)	$—	$(1,987)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At June 30, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At June 30, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At June 30, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At June 30, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At June 30, 2019, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

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Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

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Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

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Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

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Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — A fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Global Small Capitalization Fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a

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portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

As of June 30, 2019, the total value of securities on loan was $158,280,000, and the total value of collateral received was $164,904,000. Collateral received included cash of $132,644,000 and non-cash U.S. Government securities of $32,260,000. Investment securities purchased from cash collateral of $119,380,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Options contracts — The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in the fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set

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by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI,

American Funds Insurance Series	151

represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options purchased	Futures contracts	Forwards		Interest rate Swaps		Credit Default Swaps
International Fund	Not applicable	Not applicable	$ 62,955		Not applicable		Not applicable
New World Fund	Not applicable	Not applicable	12,089	*	Not applicable		Not applicable
Global Growth and Income Fund	Not applicable	Not applicable	7,516		Not applicable		Not applicable
International Growth and Income Fund	Not applicable	Not applicable	1,582		Not applicable		Not applicable
Capital Income Builder	Not applicable	$ 159,367	Not applicable		$ 282,002		Not applicable
Asset Allocation Fund	Not applicable	1,363,592	Not applicable		1,029,617		Not applicable
Global Balanced Fund	Not applicable	13,222	24,216		62,509		Not applicable
Bond Fund	Not applicable	3,441,054	687,325		1,223,097		Not applicable
Global Bond Fund	Not applicable	405,232	751,208		1,050,454		Not applicable
High-Income Bond Fund	Not applicable	Not applicable	Not applicable		34,644	*	$69,305
Mortgage Fund	Not applicable	152,083	Not applicable		422,087		Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	2,866,388	Not applicable		13,229,823		Not applicable
Managed Risk Growth Fund	Not applicable	53,799	Not applicable		Not applicable		Not applicable
Managed Risk International Fund	Not applicable	186,094	Not applicable		Not applicable		Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	45,963	Not applicable		Not applicable		Not applicable
Managed Risk Growth-Income Fund	$216,765	201,777	Not applicable		Not applicable		Not applicable
Managed Risk Asset Allocation Fund	Not applicable	338,197	Not applicable		Not applicable		Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

152	American Funds Insurance Series

The following tables identify the location and fair value amounts on the funds’ statements of assets and liabilities and the effect on the funds’ statements of operations resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the six months ended June 30, 2019 (dollars in thousands):

International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$124	Unrealized depreciation on open forward currency contracts	$340

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(999)	Net unrealized appreciation on forward currency contracts	$309

New World Fund

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$303	Net unrealized depreciation on forward currency contracts	$(303)

Global Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$94

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$493	Net unrealized depreciation on forward currency contracts	$(445)

See end of tables for footnotes.

American Funds Insurance Series	153

International Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$5	Unrealized depreciation on open forward currency contracts	$—

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$24	Net unrealized appreciation on forward currency contracts	$5

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,059	Unrealized depreciation[1]	$1,125
Swap	Interest	Unrealized appreciation[1]	1,793	Unrealized depreciation[1]	444
			$2,852		$1,569

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(194)	Net unrealized depreciation on futures contracts	$(495)
Swap	Interest	Net realized gain on swap contracts	230	Net unrealized appreciation on swap contracts	1,349
			$36		$854

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$18,387	Unrealized depreciation[1]	$7,975
Swap	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	9,381
			$18,387		$17,356

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$12,523	Net unrealized appreciation on futures contracts	$5,251
Swap	Interest	Net realized loss on swap contracts	(12,336)	Net unrealized depreciation on swap contracts	(5,824)
			$187		$(573)

154	American Funds Insurance Series

Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$89	Unrealized depreciation[1]	$—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	102	Unrealized depreciation on open forward currency contracts	100
Swap	Interest	Unrealized appreciation[1]	51	Unrealized depreciation[1]	—
			$242		$100

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$509	Net unrealized depreciation on futures contracts	$(91)
Forward currency	Currency	Net realized loss on forward currency contracts	(206)	Net unrealized depreciation on forward currency contracts	(80)
Swap	Interest	Net realized loss on swap contracts	(20)	Net unrealized appreciation on swap contracts	46
			$283		$(125)

Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$50,129	Unrealized depreciation[1]	$12,139
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	4,506	Unrealized depreciation on open forward currency contracts	7,567
Swap	Interest	Unrealized appreciation[1]	1,366	Unrealized depreciation[1]	13,184
			$56,001		$32,890

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$31,573	Net unrealized appreciation on futures contracts	$18,382
Forward currency	Currency	Net realized loss on forward currency contracts	(10,249)	Net unrealized appreciation on forward currency contracts	6,210
Swap	Interest	Net realized loss on swap contracts	(14,206)	Net unrealized depreciation on swap contracts	(12,045)
Swap	Credit	Net realized loss on swap contracts	(342)	Net unrealized appreciation on swap contracts	—
			$6,776		$12,547

See end of tables for footnotes.

American Funds Insurance Series	155

Global Bond Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,738	Unrealized depreciation[1]	$1,424
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,437	Unrealized depreciation on open forward currency contracts	2,882
Swap	Interest	Unrealized appreciation[1]	1,351	Unrealized depreciation[1]	—
			$6,526		$4,306

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$12,050	Net unrealized depreciation on futures contracts	$(2,957)
Forward currency	Currency	Net realized gain on forward currency contracts	2,707	Net unrealized depreciation on forward currency contracts	(7,363)
Swap	Interest	Net realized loss on swap contracts	(202)	Net unrealized appreciation on swap contracts	1,300
			$14,555		$(9,020)

High-Income Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Swap	Credit	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$284

		Net realized loss		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Swap	Interest	Net realized loss on swap contracts	$(268)	Net unrealized appreciation on swap contracts	$224
Swap	Credit	Net realized loss on swap contracts	(127)	Net unrealized depreciation on swap contracts	(1,828)
			$(395)		$(1,604)

Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,209	Unrealized depreciation[1]	$5
Swap	Interest	Unrealized appreciation[1]	2,613	Unrealized depreciation[1]	4,884
			$4,822		$4,889

156	American Funds Insurance Series

		Net realized gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$3,551	Net unrealized appreciation on futures contracts	$305
Swap	Interest	Net realized gain on swap contracts	1,067	Net unrealized depreciation on swap contracts	(3,465)
			$4,618		$(3,160)

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$25,747	Unrealized depreciation[1]	$1,612
Swap	Interest	Unrealized appreciation[1]	36,665	Unrealized depreciation[1]	62,787
			$62,412		$64,399

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$55,917	Net unrealized depreciation on futures contracts	$(3,315)
Swap	Interest	Net realized gain on swap contracts	6,764	Net unrealized depreciation on swap contracts	(45,476)
			$62,681		$(48,791)

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$171	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(53)	Net unrealized appreciation on futures contracts	$45
Futures	Equity	Net realized loss on futures contracts	(5,316)	Net unrealized depreciation on futures contracts	(4,022)
Futures	Interest	Net realized gain on futures contracts	2,166	Net unrealized depreciation on futures contracts	(1,743)
			$(3,203)		$(5,720)

See end of tables for footnotes.

American Funds Insurance Series	157

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$77	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(297)	Net unrealized appreciation on futures contracts	$278
Futures	Equity	Net realized loss on futures contracts	(1,420)	Net unrealized depreciation on futures contracts	(882)
Futures	Interest	Net realized gain on futures contracts	621	Net unrealized depreciation on futures contracts	(538)
			$(1,096)		$(1,142)

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$124	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(27)	Net unrealized appreciation on futures contracts	$30
Futures	Equity	Net realized loss on futures contracts	(5,702)	Net unrealized depreciation on futures contracts	(3,946)
Futures	Interest	Net realized gain on futures contracts	2,075	Net unrealized depreciation on futures contracts	(1,741)
			$(3,654)		$(5,657)

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[2]	$4,101	Investment securities from unaffiliated issuers[2]	$—
Futures	Equity	Unrealized appreciation[1]	836	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	1,476	Unrealized depreciation[1]	—
			$6,413		$—

158	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on options purchased contracts[3]	$(7,604)	Net unrealized depreciation on options purchased contracts[4]	$(11,249)
Futures	Currency	Net realized loss on futures contracts	(716)	Net unrealized appreciation on futures contracts	497
Futures	Equity	Net realized loss on futures contracts	(20,075)	Net unrealized depreciation on futures contracts	(3,049)
Futures	Interest	Net realized gain on futures contracts	6,741	Net unrealized depreciation on futures contracts	(5,443)
			$(21,654)		$(19,244)

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,321	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(232)	Net unrealized appreciation on futures contracts	$182
Futures	Equity	Net realized loss on futures contracts	(22,682)	Net unrealized depreciation on futures contracts	(17,157)
Futures	Interest	Net realized gain on futures contracts	8,058	Net unrealized depreciation on futures contracts	(7,027)
			$(14,856)		$(24,002)

[1]	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.
[2]	Includes options purchased as reported in the fund’s investment portfolio.
[3]	Options purchased are included in net realized gain (loss) on unaffiliated investments.
[4]	Options purchased are included in net unrealized appreciation (depreciation) on unaffiliated investments.

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event

American Funds Insurance Series	159

of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of June 30, 2019, if close-out netting was exercised (dollars in thousands):

International Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Citibank	$72	$(6)	$—	$(66)	$—
Morgan Stanley	52	—	—	—	52
Total	$124	$(6)	$—	$(66)	$52
Liabilities:
Citibank	$6	$(6)	$—	$—	$—
JPMorgan Chase	334	—	—	(334)	—
Total	$340	$(6)	$—	$(334)	$—

Global Growth and Income Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
JPMorgan Chase	$94	$—	$—	$—	$94

International Growth and Income Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Morgan Stanley	$5	$—	$—	$—	$5

160	American Funds Insurance Series

Global Balanced Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America, N.A.	$9	$(3)	$—	$—	$6
Citibank	16	(8)	—	—	8
Goldman Sachs	14	(8)	—	—	6
HSBC Bank	29	(29)	—	—	—
JPMorgan Chase	22	(10)	—	—	12
Morgan Stanley	10	(10)	—	—	—
Standard Chartered Bank	2	(2)	—	—	—
Total	$102	$(70)	$—	$—	$32
Liabilities:
Bank of America, N.A.	$3	$(3)	$—	$—	$—
Bank of New York Mellon	1	—	—	—	1
Citibank	8	(8)	—	—	—
Goldman Sachs	8	(8)	—	—	—
HSBC Bank	35	(29)	—	—	6
JPMorgan Chase	10	(10)	—	—	—
Morgan Stanley	11	(10)	—	—	1
Standard Chartered Bank	24	(2)	—	—	22
Total	$100	$(70)	$—	$—	$30

Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America, N.A.	$2,014	$(1,029)	$(985)	$—	$—
Citibank	2,492	(2,492)	—	—	—
Total	$4,506	$(3,521)	$(985)	$—	$—
Liabilities:
Bank of America, N.A.	$1,029	$(1,029)	$—	$—	$—
Citibank	4,066	(2,492)	(1,574)	—	—
Goldman Sachs	1,821	—	(1,821)	—	—
HSBC Bank	43	—	—	—	43
JPMorgan Chase	298	—	(298)	—	—
Morgan Stanley	310	—	(310)	—	—
Total	$7,567	$(3,521)	$(4,003)	$—	$43

See end of tables for footnote.

American Funds Insurance Series	161

Global Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America, N.A.	$209	$(149)	$(60)	$—	$—
Citibank	258	(258)	—	—	—
Goldman Sachs	433	(313)	—	—	120
HSBC Bank	322	(322)	—	—	—
JPMorgan Chase	660	(182)	—	(290)	188
Morgan Stanley	239	(239)	—	—	—
Standard Chartered Bank	212	(212)	—	—	—
UBS AG	104	—	—	—	104
Total	$2,437	$(1,675)	$(60)	$(290)	$412
Liabilities:
Bank of America, N.A.	$149	$(149)	$—	$—	$—
Bank of New York Mellon	6	—	—	—	6
Citibank	673	(258)	(303)	—	112
Goldman Sachs	313	(313)	—	—	—
HSBC Bank	683	(322)	(282)	—	79
JPMorgan Chase	182	(182)	—	—	—
Morgan Stanley	393	(239)	(149)	—	5
Standard Chartered Bank	483	(212)	(269)	—	2
Total	$2,882	$(1,675)	$(1,003)	$—	$204

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2019, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

162	American Funds Insurance Series

Additional tax basis disclosures for each fund are as follows (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
As of December 31, 2018:
Undistributed ordinary income	$8,660	$49,672	$198,816	$15,101	$6,466	$36,690
Undistributed long-term capital gains	343,497	226,394	2,617,605	244,466	127,685	688,634
As of June 30, 2019:
Gross unrealized appreciation on investments	2,498,042	1,100,893	10,252,267	2,414,395	795,153	1,868,094
Gross unrealized depreciation on investments	(179,515)	(202,349)	(367,944)	(578,588)	(95,536)	(365,708)
Net unrealized appreciation (depreciation) on investments	2,318,527	898,544	9,884,323	1,835,807	699,617	1,502,386
Cost of investments	3,973,544	3,590,353	16,519,783	8,013,031	2,750,008	7,401,972

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
As of December 31, 2018:
Undistributed ordinary income	$6,636	$252,809	$21,126	$1,595	$110,523	$541
Undistributed long-term capital gains	100,790	3,204,751	—	—	1,278,077	353
Capital loss carryforward*	—	—	—	(13,776)	—	—
As of June 30, 2019:
Gross unrealized appreciation on investments	535,307	9,638,352	253,242	76,501	5,761,019	64,481
Gross unrealized depreciation on investments	(38,478)	(1,067,251)	(99,719)	(38,015)	(627,910)	(9,001)
Net unrealized appreciation (depreciation) on investments	496,829	8,571,101	153,523	38,486	5,133,109	55,480
Cost of investments	1,537,434	25,256,172	1,277,341	796,999	20,875,684	359,719

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
As of December 31, 2018:
Undistributed ordinary income	$56,980	$15,875	$15,462	$1,266	$999	$11,344
Capital loss carryforward*	(159,206)	(3,784)	(160,099)	(6,175)	—	(52,033)
As of June 30, 2019:
Gross unrealized appreciation on investments	380,851	82,288	19,449	7,835	9	87,477
Gross unrealized depreciation on investments	(81,535)	(30,531)	(56,117)	(5,220)	(47)	(66,037)
Net unrealized appreciation (depreciation) on investments	299,316	51,757	(36,668)	2,615	(38)	21,440
Cost of investments	11,026,984	2,096,117	1,321,265	291,846	285,230	2,948,193

See end of tables for footnote.

American Funds Insurance Series	163

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
As of December 31, 2018:
Undistributed ordinary income	$2,543	$2,983	$5,577	$6,359	$62,616
Undistributed long-term capital gains	26,579	4,809	17,833	16,511	115,113
As of June 30, 2019:
Gross unrealized appreciation on investments	1,969	1,425	1,398	58,266	80,042
Gross unrealized depreciation on investments	—	—	(20,122)	(10,238)	—
Net unrealized appreciation (depreciation) on investments	1,969	1,425	(18,724)	48,028	80,042
Cost of investments	395,653	162,251	372,751	2,095,335	2,630,305

*	Capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$3,637	$121,251	$124,888	$28,611	$134,884	$163,495
Class 1A	9	367	376	47	273	320
Class 2	4,707	204,481	209,188	41,238	251,323	292,561
Class 4	311	17,408	17,719	2,414	16,024	18,438
Total	$8,664	$343,507	$352,171	$72,310	$402,504	$474,814

Global Small Capitalization Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,934	$97,912	$119,846	$21,329	$55,968	$77,297
Class 1A	5	23	28	4	12	16
Class 2	25,817	119,280	145,097	26,294	86,037	112,331
Class 4	1,932	9,184	11,116	1,456	5,035	6,491
Total	$49,688	$226,399	$276,087	$49,083	$147,052	$196,135

Growth Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$75,877	$964,757	$1,040,634	$88,940	$792,865	$881,805
Class 1A	97	1,290	1,387	76	634	710
Class 2	111,958	1,500,212	1,612,170	117,331	1,515,757	1,633,088
Class 3	1,549	20,442	21,991	1,723	20,248	21,971
Class 4	9,369	130,929	140,298	6,414	104,527	110,941
Total	$198,850	$2,617,630	$2,816,480	$214,484	$2,434,031	$2,648,515

164	American Funds Insurance Series

International Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$9,081	$130,060	$139,141	$174,418	$165,915	$340,333
Class 1A	8	141	149	156	140	296
Class 2	5,643	104,778	110,421	136,977	146,986	283,963
Class 3	37	637	674	887	970	1,857
Class 4	368	8,870	9,238	9,465	10,556	20,021
Total	$15,137	$244,486	$259,623	$321,903	$324,567	$646,470

New World Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$4,047	$71,500	$75,547	$21,450	$54,023	$75,473
Class 1A	7	132	139	24	50	74
Class 2	1,617	34,958	36,575	8,194	26,593	34,787
Class 4	806	21,103	21,909	3,419	12,659	16,078
Total	$6,477	$127,693	$134,170	$33,087	$93,325	$126,412

Blue Chip Income and Growth Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid

Class 1	$22,828	$410,713	$433,541	$232,769	$299,947	$532,716
Class 1A	23	435	458	120	135	255
Class 2	12,001	238,793	250,794	134,358	186,318	320,676
Class 4	1,844	38,700	40,544	13,348	16,620	29,968
Total	$36,696	$688,641	$725,337	$380,595	$503,020	$883,615

Global Growth and Income Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$2,017	$27,971	$29,988	$16,289	$31,541	$47,830
Class 1A	5	66	71	28	53	81
Class 2	4,278	66,794	71,072	40,436	90,173	130,609
Class 4	350	5,970	6,320	2,682	5,789	8,471
Total	$6,650	$100,801	$107,451	$59,435	$127,556	$186,991

American Funds Insurance Series	165

Growth-Income Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$147,504	$1,825,184	$1,972,688	$341,172	$1,049,641	$1,390,813
Class 1A	64	825	889	124	344	468
Class 2	96,542	1,260,360	1,356,902	241,470	886,942	1,128,412
Class 3	1,127	14,500	15,627	2,907	10,337	13,244
Class 4	7,620	103,934	111,554	15,471	58,501	73,972
Total	$252,857	$3,204,803	$3,457,660	$601,144	$2,005,765	$2,606,909

International Growth and Income Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$16,279	$—	$16,279	$28,476	$—	$28,476
Class 1A	33	—	33	44	—	44
Class 2	3,580	—	3,580	5,865	—	5,865
Class 4	1,239	—	1,239	1,597	—	1,597
Total	$21,131	$—	$21,131	$35,982	$—	$35,982

Capital Income Builder

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid

Class 1	$6,127	$—	$6,127	$9,421	$617	$10,038
Class 1A	49	—	49	66	3	69
Class 2	64	—	64	90	6	96
Class 4	5,320	—	5,320	9,550	762	10,312
Total	$11,560	$—	$11,560	$19,127	$1,388	$20,515

Asset Allocation Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$73,953	$816,841	$890,794	$386,982	$666,856	$1,053,838
Class 1A	35	416	451	147	263	410
Class 2	20,897	253,101	273,998	103,332	210,133	313,465
Class 3	134	1,581	1,715	686	1,413	2,099
Class 4	15,585	206,152	221,737	69,096	148,867	217,963
Total	$110,604	$1,278,091	$1,388,695	$560,243	$1,027,532	$1,587,775

166	American Funds Insurance Series

Global Balanced Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$163	$109	$272	$1,808	$1,346	$3,154
Class 1A	3	2	5	30	25	55
Class 2	257	173	430	2,555	2,290	4,845
Class 4	105	71	176	804	842	1,646
Total	$528	$355	$883	$5,197	$4,503	$9,700

Bond Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$35,807	$—	$35,807	$156,337	$8,915	$165,252
Class 1A	25	—	25	76	4	80
Class 2	19,047	—	19,047	88,266	5,217	93,483
Class 4	2,133	—	2,133	8,153	453	8,606
Total	$57,012	$—	$57,012	$252,832	$14,589	$267,421

Global Bond Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$8,015	$—	$8,015	$25,210	$3,256	$28,466
Class 1A	3	—	3	9	1	10
Class 2	7,548	—	7,548	23,308	3,412	26,720
Class 4	317	—	317	816	118	934

Total	$15,883	$—	$15,883	$49,343	$6,787	$56,130

High-Income Bond Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$6,459	$—	$6,459	$34,114	$—	$34,114
Class 1A	9	—	9	40	—	40
Class 2	8,299	—	8,299	43,382	—	43,382
Class 3	118	—	118	664	—	664
Class 4	588	—	588	1,733	—	1,733
Total	$15,473	$—	$15,473	$79,933	$—	$79,933

Mortgage Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$944	$—	$944	$4,938	$—	$4,938
Class 1A	3	—	3	15	—	15
Class 2	239	—	239	1,128	—	1,128
Class 4	81	—	81	424	—	424
Total	$1,267	$—	$1,267	$6,505	$—	$6,505

American Funds Insurance Series	167

Ultra-Short Bond Fund

	Six months ended June 30, 2019					Year ended December 31, 2018
				Total				Total
	Ordinary		Long-term	distributions		Ordinary	Long-term	distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$120		$—	$120		$561	$—	$561
Class 1A	—	*	—	—	*	—	—	—
Class 2	794		—	794		2,762	—	2,762
Class 3	12		—	12		41	—	41
Class 4	74		—	74		153	—	153
Total	$1,000		$—	$1,000		$3,517	$—	$3,517

U.S. Government/AAA-Rated Securities Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$5,960	$—	$5,960	$29,881	$—	$29,881
Class 1A	8	—	8	29	—	29
Class 2	4,960	—	4,960	24,431	—	24,431
Class 3	33	—	33	165	—	165
Class 4	387	—	387	1,313	—	1,313
Total	$11,348	$—	$11,348	$55,819	$—	$55,819

Managed Risk Growth Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$34	$256	$290	$14	$135	$149
Class P2	2,512	26,325	28,837	1,397	20,395	21,792
Total	$2,546	$26,581	$29,127	$1,411	$20,530	$21,941

Managed Risk International Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$11	$16	$27	$8	$1	$9
Class P2	2,974	4,795	7,769	2,681	738	3,419
Total	$2,985	$4,811	$7,796	$2,689	$739	$3,428

Managed Risk Blue Chip Income and Growth Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$13	$40	$53	$15	$7	$22
Class P2	5,566	17,796	23,362	11,391	12,112	23,503
Total	$5,579	$17,836	$23,415	$11,406	$12,119	$23,525

168	American Funds Insurance Series

Managed Risk Growth-Income Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$5,750	$14,505	$20,255	$42	$122	$164
Class P2	628	2,019	2,647	2,374	9,814	12,188
Total	$6,378	$16,524	$22,902	$2,416	$9,936	$12,352

Managed Risk Asset Allocation Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$—	$65	$65	$31,787	$66,960	$98,747
Class P2	62,628	115,051	177,679	36,816	107,405	144,221
Total	$62,628	$115,116	$177,744	$68,603	$174,365	$242,968

*	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On March 4, 2019, the series board of trustees approved amended agreements effective May 1, 2019, decreasing the annual rate to 0.500% on daily net assets in excess of $1.5 billion for International Growth and Income Fund, and decreasing the annual rate to 0.410% on daily net assets in excess of $1 billion for Capital Income Builder. CRMC voluntarily reduced the investment advisory services fees to the approved rates in advance of the effective date. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the six months ended June 30, 2019, total investment advisory services fees waived by CRMC were $1,408,000.

American Funds Insurance Series	169

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the six months ended June 30,	For the six months ended June 30,
Fund	Beginning with	Ending with	Up to	In excess of	2019, before waiver	2019, after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.518%	.518%
Global Small Capitalization Fund	.800	.635	.6	5.0	.697	.697
Growth Fund	.500	.280	.6	34.0	.323	.323
International Fund	.690	.430	.5	21.0	.492	.492
New World Fund	.850	.580	.5	4.0	.703	.703
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.390	.390
Global Growth and Income Fund	.690	.480	.6	3.0	.597	.597
Growth-Income Fund	.500	.219	.6	34.0	.257	.257
International Growth and Income Fund	.690	.500	.5	1.5	.608	.608
Capital Income Builder	.500	.410	.6	1.0	.495	.489
Asset Allocation Fund	.500	.240	.6	21.0	.267	.267
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.364	.364
Global Bond Fund	.570	.450	1.0	3.0	.533	.533
High-Income Bond Fund	.500	.420	.6	2.0	.474	.474
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.340	.340
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

170	American Funds Insurance Series

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of daily net assets attributable to each share class. Prior to July 1, 2019, all share classes of each fund, other than the managed-risk funds, paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets. The series board of trustees authorized the funds, other than the managed risk funds, to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets of each share class (which could be increased as noted above) for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$107
Class 1A	$—	$8	—	*
Class 2	4,518	Not applicable	181
Class 4	363	363	15
Total class-specific expenses	$4,881	$371	$303

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$88
Class 1A	$—	$ —*	—	*
Class 2	2,796	Not applicable	112
Class 4	208	208	8
Total class-specific expenses	$3,004	$208	$208

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$469
Class 1A	$—	$15	1
Class 2	18,471	Not applicable	739
Class 3	183	Not applicable	10
Class 4	1,528	1,528	61
Total class-specific expenses	$20,182	$1,543	$1,280

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$255
Class 1A	$—	$7	—	*
Class 2	5,132	Not applicable	206
Class 3	23	Not applicable	1
Class 4	406	406	16
Total class-specific expenses	$5,561	$413	$478

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$93
Class 1A	$—	$4	—	*
Class 2	1,130	Not applicable	45
Class 4	655	654	26
Total class-specific expenses	$1,785	$658	$164

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$258
Class 1A	$—	$6	—	*
Class 2	3,745	Not applicable	150
Class 4	550	550	22
Total class-specific expenses	$4,295	$556	$430

See end of tables for footnote.

American Funds Insurance Series	171

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$27
Class 1A	$—	$1	—	*
Class 2	1,641	Not applicable	66
Class 4	136	136	5
Total class-specific expenses	$1,777	$137	$98

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$925
Class 1A	$—	$10	—	*
Class 2	16,092	Not applicable	644
Class 3	136	Not applicable	7
Class 4	1,264	1,264	51
Total class-specific expenses	$17,492	$1,274	$1,627

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$54
Class 1A	$—	$2	—	*
Class 2	303	Not applicable	12
Class 4	100	100	4
Total class-specific expenses	$403	$102	$70

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$19
Class 1A	$—	$4	—	*
Class 2	5	Not applicable	—	*
Class 4	479	479	19
Total class-specific expenses	$484	$483	$38

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$783
Class 1A	$—	$10	—	*
Class 2	6,111	Not applicable	244
Class 3	28	Not applicable	2
Class 4	4,835	4,835	193
Total class-specific expenses	$10,974	$4,845	$1,222

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6
Class 1A	$—	$3	—	*
Class 2	242	Not applicable	10
Class 4	95	95	4
Total class-specific expenses	$337	$98	$20

Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$303
Class 1A	$—	$5	—	*
Class 2	4,381	Not applicable	175
Class 4	486	486	19
Total class-specific expenses	$4,867	$491	$497

Global Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$52
Class 1A	$—	$ —*	—	*
Class 2	1,273	Not applicable	51
Class 4	53	53	2
Total class-specific expenses	$1,326	$53	$105

172	American Funds Insurance Series

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$26
Class 1A	$—	$1	—	*
Class 2	854	Not applicable	34
Class 3	9	Not applicable	—	*
Class 4	69	69	3
Total class-specific expenses	$932	$70	$63

Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$11
Class 1A	$—	$1	—	*
Class 2	71	Not applicable	3
Class 4	27	27	1
Total class-specific expenses	$98	$28	$15

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2
Class 1A	$—	$—	—	*
Class 2	289	Not applicable	11
Class 3	3	Not applicable	—	*
Class 4	25	24	1
Total class-specific expenses	$317	$24	$14

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$72
Class 1A	$—	$2	—	*
Class 2	1,628	Not applicable	65
Class 3	8	Not applicable	—	*
Class 4	121	121	5
Total class-specific expenses	$1,757	$123	$142

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$461	461
Total class-specific expenses	$461	$465

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$1
Class P2	$196	196
Total class-specific expenses	$196	$197

Managed Risk Blue Chip
Income and Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$1
Class P2	$433	433
Total class-specific expenses	$433	$434

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$2,222
Class P2	$310	310
Total class-specific expenses	$310	$2,532

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$2
Class P2	$3,293	3,293
Total class-specific expenses	$3,293	$3,295

*	Amount less than one thousand.

American Funds Insurance Series	173

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$18	$2		$20
Global Small Capitalization Fund	12	1		13
Growth Fund	78	8		86
International Fund	29	3		32
New World Fund	10	1		11
Blue Chip Income and Growth Fund	27	3		30
Global Growth and Income Fund	6	1		7
Growth-Income Fund	97	10		107
International Growth and Income Fund	4	—	*	4
Capital Income Builder	2	—	*	2
Asset Allocation Fund	76	8		84
Global Balanced Fund	1	—	*	1
Bond Fund	30	3		33
Global Bond Fund	6	1		7
High-Income Bond Fund	4	—	*	4
Mortgage Fund	1	—	*	1
Ultra-Short Bond Fund	1	—	*	1
U.S. Government/AAA-Rated Securities Fund	9	1		10
Managed Risk Growth Fund	1	—	*	1
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	1	—	*	1
Managed Risk Growth-Income Fund	3	1		4
Managed Risk Asset Allocation Fund	10	1		11

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investment in CCF — Some of the funds, other than the managed risk funds, hold shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

174	American Funds Insurance Series

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sale transactions between each fund and related funds as of June 30, 2019 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$7,883	$67,282	$1,305
Global Small Capitalization Fund	24,617	85,577	20,393
Growth Fund	220,254	795,160	13,734
International Fund	50,926	298,682	4,681
New World Fund	9,165	12,080	579
Blue Chip Income and Growth Fund	76,977	96,198	8,051
Global Growth and Income Fund	3,383	16,225	(439)
Growth-Income Fund	55,754	674,112	(10,747)
International Growth and Income Fund	2,512	1,617	(798)
Capital Income Builder	10,104	256	34
Asset Allocation Fund	329,929	911,206	(35,534)
Global Balanced Fund	1,871	906	(25)
Bond Fund	49,355	76,160	(1,416)
Global Bond Fund	3,388	388	(8)
High-Income Bond Fund	1,725	5,591	(1,880)
Mortgage Fund	—	—	—
Ultra-Short Bond Fund	—	—	—
U.S. Government/AAA-Rated Securities Fund	—	—	—
Managed Risk Growth Fund	—	—	—
Managed Risk International Fund	—	—	—
Managed Risk Blue Chip Income and Growth Fund	—	—	—
Managed Risk Growth-Income Fund	—	—	—
Managed Risk Asset Allocation Fund	—	—	—

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the six months ended June 30, 2019.

American Funds Insurance Series	175

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$108,551	3,748	$124,888	4,320	$(207,637)	(7,097)	$25,802	971
Class 1A	1,280	46	376	13	(294)	(10)	1,362	49
Class 2	20,541	744	209,188	7,314	(273,633)	(9,417)	(43,904)	(1,359)
Class 4	33,356	1,162	17,719	623	(13,773)	(480)	37,302	1,305
Total net increase (decrease)	$163,728	5,700	$352,171	12,270	$(495,337)	(17,004)	$20,562	966

Year ended December 31, 2018
Class 1	$318,393	10,738	$163,496	5,459	$(199,573)	(6,616)	$282,316	9,581
Class 1A	4,760	162	320	11	(1,942)	(64)	3,138	109
Class 2	71,745	2,511	292,561	9,830	(465,838)	(15,407)	(101,532)	(3,066)
Class 4	94,068	3,163	18,437	622	(28,678)	(983)	83,827	2,802
Total net increase (decrease)	$488,966	16,574	$474,814	15,922	$(696,031)	(23,070)	$267,749	9,426

Global Small Capitalization Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$309,318	12,473	$119,443	4,983	$(115,627)	(4,698)	$313,134	12,758
Class 1A	38	2	27	1	(12)	(1)	53	2
Class 2	11,519	499	145,097	6,238	(171,598)	(7,148)	(14,982)	(411)
Class 4	16,844	701	11,115	475	(12,502)	(521)	15,457	655
Total net increase (decrease)	$337,719	13,675	$275,682	11,697	$(299,739)	(12,368)	$313,662	13,004

Year ended December 31, 2018
Class 1	$138,128	5,551	$76,990	2,920	$(160,148)	(6,253)	$54,970	2,218
Class 1A	318	12	16	1	(110)	(5)	224	8
Class 2	47,093	2,015	112,331	4,349	(309,646)	(12,397)	(150,222)	(6,033)
Class 4	56,525	2,282	6,491	249	(17,067)	(693)	45,949	1,838
Total net increase (decrease)	$242,064	9,860	$195,828	7,519	$(486,971)	(19,348)	$(49,079)	(1,969)

176	American Funds Insurance Series

Growth Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$540,098	7,033	$1,038,061	14,580	$(583,337)	(7,514)	$994,822	14,099
Class 1A	3,591	48	1,387	20	(964)	(12)	4,014	56
Class 2	149,693	1,955	1,612,170	22,839	(1,010,347)	(13,114)	751,516	11,680
Class 3	1,763	22	21,990	307	(10,838)	(140)	12,915	189
Class 4	120,007	1,586	140,298	2,016	(64,702)	(855)	195,603	2,747
Total net increase (decrease)	$815,152	10,644	$2,813,906	39,762	$(1,670,188)	(21,635)	$1,958,870	28,771

Year ended December 31, 2018
Class 1	$1,574,676	19,928	$879,237	11,221	$(1,126,624)	(14,082)	$1,327,289	17,067
Class 1A	8,204	103	710	9	(563)	(7)	8,351	105
Class 2	292,909	3,756	1,633,088	20,970	(2,436,432)	(30,703)	(510,435)	(5,977)
Class 3	1,809	22	21,971	279	(27,844)	(348)	(4,064)	(47)
Class 4	274,892	3,534	110,941	1,441	(135,865)	(1,758)	249,968	3,217
Total net increase (decrease)	$2,152,490	27,343	$2,645,947	33,920	$(3,727,328)	(46,898)	$1,071,109	14,365

International Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$97,689	5,045	$138,907	7,194	$(366,030)	(18,775)	$(129,434)	(6,536)
Class 1A	555	29	149	8	(507)	(26)	197	11
Class 2	83,933	4,385	110,421	5,745	(324,109)	(16,707)	(129,755)	(6,577)
Class 3	210	11	674	35	(1,745)	(91)	(861)	(45)
Class 4	36,221	1,881	9,238	486	(22,756)	(1,188)	22,703	1,179
Total net increase (decrease)	$218,608	11,351	$259,389	13,468	$(715,147)	(36,787)	$(237,150)	(11,968)

Year ended December 31, 2018
Class 1	$987,191	47,885	$339,738	16,682	$(479,241)	(23,102)	$847,688	41,465
Class 1A	4,302	204	296	14	(269)	(14)	4,329	204
Class 2	481,518	22,952	283,963	13,909	(441,465)	(21,109)	324,016	15,752
Class 3	506	23	1,857	91	(4,389)	(209)	(2,026)	(95)
Class 4	96,985	4,701	20,021	990	(45,627)	(2,234)	71,379	3,457
Total net increase (decrease)	$1,570,502	75,765	$645,875	31,686	$(970,991)	(46,668)	$1,245,386	60,783

See end of tables for footnotes.

American Funds Insurance Series	177

New World Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$23,580	1,000	$75,373	3,213	$(108,834)	(4,641)	$(9,881)	(428)
Class 1A	888	37	139	6	(69)	(3)	958	40
Class 2	39,295	1,692	36,575	1,575	(90,286)	(3,885)	(14,416)	(618)
Class 4	38,657	1,682	21,910	948	(21,734)	(929)	38,833	1,701
Total net increase (decrease)	$102,420	4,411	$133,997	5,742	$(220,923)	(9,458)	$15,494	695

Year ended December 31, 2018
Class 1	$169,684	6,947	$75,282	3,139	$(240,756)	(10,008)	$4,210	78
Class 1A	2,616	108	73	3	(572)	(24)	2,117	87
Class 2	70,536	2,954	34,787	1,456	(144,167)	(5,934)	(38,844)	(1,524)
Class 4	140,212	5,922	16,079	674	(31,201)	(1,315)	125,090	5,281
Total net increase (decrease)	$383,048	15,931	$126,221	5,272	$(416,696)	(17,281)	$92,573	3,922

Blue Chip Income and Growth Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$183,590	14,362	$430,113	34,686	$(208,426)	(15,743)	$405,277	33,305
Class 1A	3,501	272	458	37	(99)	(7)	3,860	302
Class 2	17,870	1,377	250,794	20,507	(166,322)	(12,576)	102,342	9,308
Class 4	107,033	8,191	40,543	3,331	(18,093)	(1,380)	129,483	10,142
Total net increase (decrease)	$311,994	24,202	$721,908	58,561	$(392,940)	(29,706)	$640,962	53,057

Year ended December 31, 2018
Class 1	$189,059	13,527	$528,528	38,135	$(524,399)	(36,270)	$193,188	15,392
Class 1A	2,957	203	254	19	(106)	(8)	3,105	214
Class 2	34,615	2,528	320,676	23,381	(472,476)	(32,985)	(117,185)	(7,076)
Class 4	190,787	13,641	29,968	2,200	(33,879)	(2,399)	186,876	13,442
Total net increase (decrease)	$417,418	29,899	$879,426	63,735	$(1,030,860)	(71,662)	$265,984	21,972

Global Growth and Income Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$21,374	1,478	$28,719	1,986	$(34,209)	(2,387)	$15,884	1,077
Class 1A	600	41	71	5	(137)	(10)	534	36
Class 2	8,919	637	71,071	4,929	(111,409)	(7,690)	(31,419)	(2,124)
Class 4	16,631	1,171	6,320	445	(8,309)	(584)	14,642	1,032
Total net increase (decrease)	$47,524	3,327	$106,181	7,365	$(154,064)	(10,671)	$(359)	21

Year ended December 31, 2018
Class 1	$105,981	7,092	$45,562	3,107	$(46,619)	(3,060)	$104,924	7,139
Class 1A	951	60	81	6	(40)	(2)	992	64
Class 2	27,421	1,842	130,608	8,898	(208,022)	(13,672)	(49,993)	(2,932)
Class 4	42,459	2,827	8,471	586	(16,633)	(1,102)	34,297	2,311
Total net increase (decrease)	$176,812	11,821	$184,722	12,597	$(271,314)	(17,836)	$90,220	6,582

178	American Funds Insurance Series

Growth-Income Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$633,030	12,851	$1,969,359	42,452	$(641,776)	(12,839)	$1,960,613	42,464
Class 1A	1,711	35	889	19	(447)	(9)	2,153	45
Class 2	86,183	1,759	1,356,902	29,633	(794,998)	(16,125)	648,087	15,267
Class 3	1,507	30	15,628	336	(10,814)	(216)	6,321	150
Class 4	95,084	1,957	111,554	2,465	(50,813)	(1,047)	155,825	3,375
Total net increase (decrease)	$817,515	16,632	$3,454,332	74,905	$(1,498,848)	(30,236)	$2,772,999	61,301

Year ended December 31, 2018
Class 1	$2,594,038	53,950	$1,388,000	27,742	$(1,325,537)	(25,872)	$2,656,501	55,820
Class 1A	5,817	114	467	10	(933)	(18)	5,351	106
Class 2	128,833	2,587	1,128,412	22,770	(1,901,203)	(37,514)	(643,958)	(12,157)
Class 3	1,014	20	13,244	264	(26,871)	(525)	(12,613)	(241)
Class 4	193,427	3,881	73,971	1,507	(97,541)	(1,958)	169,857	3,430
Total net increase (decrease)	$2,923,129	60,552	$2,604,094	52,293	$(3,352,085)	(65,887)	$2,175,138	46,958

International Growth and Income Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$4,476	265	$16,278	957	$(92,645)	(5,477)	$(71,891)	(4,255)
Class 1A	260	16	33	2	(15)	(1)	278	17
Class 2	3,892	232	3,580	211	(18,788)	(1,123)	(11,316)	(680)
Class 4	10,052	602	1,240	74	(4,343)	(260)	6,949	416
Total net increase (decrease)	$18,680	1,115	$21,131	1,244	$(115,791)	(6,861)	$(75,980)	(4,502)

Year ended December 31, 2018
Class 1	$102,396	5,829	$28,476	1,796	$(62,238)	(3,472)	$68,634	4,153
Class 1A	276	16	44	3	(453)	(27)	(133)	(8)
Class 2	13,046	753	5,865	371	(28,666)	(1,702)	(9,755)	(578)
Class 4	29,607	1,717	1,597	101	(12,831)	(752)	18,373	1,066
Total net increase (decrease)	$145,325	8,315	$35,982	2,271	$(104,188)	(5,953)	$77,119	4,633

See end of tables for footnotes.

American Funds Insurance Series	179

Capital Income Builder

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$74,292	7,467	$6,127	611	$(4,297)	(435)	$76,122	7,643
Class 1A	1,823	181	49	5	(92)	(10)	1,780	176
Class 2	780	79	64	6	(295)	(29)	549	56
Class 4	34,077	3,425	5,320	532	(12,089)	(1,218)	27,308	2,739
Total net increase (decrease)	$110,972	11,152	$11,560	1,154	$(16,773)	(1,692)	$105,759	10,614

Year ended December 31, 2018
Class 1	$96,466	9,624	$10,037	1,010	$(12,240)	(1,241)	$94,263	9,393
Class 1A	2,709	270	70	7	(761)	(77)	2,018	200
Class 2	2,658	264	96	10	(180)	(18)	2,574	256
Class 4	66,457	6,627	10,312	1,037	(25,636)	(2,556)	51,133	5,108
Total net increase (decrease)	$168,290	16,785	$20,515	2,064	$(38,817)	(3,892)	$149,988	14,957

Asset Allocation Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$557,920	24,399	$890,794	40,090	$(586,283)	(25,759)	$862,431	38,730
Class 1A	1,370	61	451	20	(397)	(17)	1,424	64
Class 2	64,314	2,832	273,998	12,472	(291,521)	(12,855)	46,791	2,449
Class 3	401	18	1,715	77	(2,103)	(92)	13	3
Class 4	164,555	7,306	221,738	10,143	(114,065)	(5,098)	272,228	12,351
Total net increase (decrease)	$788,560	34,616	$1,388,696	62,802	$(994,369)	(43,821)	$1,182,887	53,597

Year ended December 31, 2018
Class 1	$1,402,434	60,588	$1,053,838	46,034	$(2,607,246)	(117,896)	$(150,974)	(11,274)
Class 1A	3,797	162	411	18	(678)	(30)	3,530	150
Class 2	89,621	3,865	313,464	13,808	(682,422)	(29,567)	(279,337)	(11,894)
Class 3	897	38	2,098	91	(7,614)	(325)	(4,619)	(196)
Class 4	380,567	16,509	217,964	9,642	(180,958)	(7,998)	417,573	18,153
Total net increase (decrease)	$1,877,316	81,162	$1,587,775	69,593	$(3,478,918)	(155,816)	$(13,827)	(5,061)

Global Balanced Fund

			Reinvestments of					Net increase
	Sales*		distributions			Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$4,751	381	$273	21		$(424)	(34)	$4,600	368
Class 1A	95	8	5	—	†	(130)	(10)	(30)	(2)
Class 2	3,628	288	429	33		(10,731)	(856)	(6,674)	(535)
Class 4	7,758	622	176	14		(2,995)	(242)	4,939	394
Total net increase (decrease)	$16,232	1,299	$883	68		$(14,280)	(1,142)	$2,835	225

Year ended December 31, 2018
Class 1	$24,581	1,901	$3,154	265		$(847)	(66)	$26,888	2,100
Class 1A	2,209	171	56	5		(292)	(24)	1,973	152
Class 2	11,812	914	4,844	408		(24,153)	(1,905)	(7,497)	(583)
Class 4	35,652	2,821	1,646	140		(12,396)	(987)	24,902	1,974
Total net increase (decrease)	$74,254	5,807	$9,700	818		$(37,688)	(2,982)	$46,266	3,643

180	American Funds Insurance Series

Bond Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$368,375	34,232	$35,509	3,231	$(334,983)	(31,328)	$68,901	6,135
Class 1A	1,605	149	25	2	(256)	(24)	1,374	127
Class 2	71,151	6,668	19,047	1,757	(220,769)	(20,823)	(130,571)	(12,398)
Class 4	67,878	6,379	2,132	197	(23,917)	(2,268)	46,093	4,308
Total net increase (decrease)	$509,009	47,428	$56,713	5,187	$(579,925)	(54,443)	$(14,203)	(1,828)

Year ended December 31, 2018
Class 1	$856,250	80,879	$164,110	15,776	$(1,296,873)	(122,086)	$(276,513)	(25,431)
Class 1A	2,864	271	80	8	(674)	(64)	2,270	215
Class 2	107,831	10,281	93,483	9,101	(518,189)	(49,721)	(316,875)	(30,339)
Class 4	118,851	11,386	8,606	839	(47,758)	(4,587)	79,699	7,638
Total net increase (decrease)	$1,085,796	102,817	$266,279	25,724	$(1,863,494)	(176,458)	$(511,419)	(47,917)

Global Bond Fund

			Reinvestments of					Net (decrease)
	Sales*		distributions			Repurchases*		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$52,180	4,488	$7,966	669		$(68,705)	(5,885)	$(8,559)	(728)
Class 1A	16	1	3	—	†	(15)	(1)	4	— †
Class 2	17,793	1,534	7,548	638		(67,774)	(5,855)	(42,433)	(3,683)
Class 4	7,066	615	317	27		(3,315)	(288)	4,068	354
Total net increase (decrease)	$77,055	6,638	$15,834	1,334		$(139,809)	(12,029)	$(46,920)	(4,057)

Year ended December 31, 2018
Class 1	$126,990	10,666	$28,466	2,515		$(375,280)	(31,456)	$(219,824)	(18,275)
Class 1A	575	49	10	1		(241)	(21)	344	29
Class 2	41,190	3,507	26,720	2,377		(156,625)	(13,571)	(88,715)	(7,687)
Class 4	28,055	2,394	934	84		(17,922)	(1,548)	11,067	930
Total net increase (decrease)	$196,810	16,616	$56,130	4,977		$(550,068)	(46,596)	$(297,128)	(25,003)

See end of tables for footnotes.

American Funds Insurance Series	181

High-Income Bond Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$6,788	672	$6,406	635	$(30,513)	(3,071)	$(17,319)	(1,764)
Class 1A	255	25	9	1	(341)	(34)	(77)	(8)
Class 2	5,462	563	8,300	837	(45,088)	(4,593)	(31,326)	(3,193)
Class 3	353	35	118	12	(618)	(62)	(147)	(15)
Class 4	42,207	4,023	588	55	(19,162)	(1,784)	23,633	2,294
Total net increase (decrease)	$55,065	5,318	$15,421	1,540	$(95,722)	(9,544)	$(25,236)	(2,686)

Year ended December 31, 2018
Class 1	$15,126	1,484	$34,114	3,526	$(136,193)	(13,306)	$(86,953)	(8,296)
Class 1A	621	61	40	5	(365)	(36)	296	30
Class 2	12,354	1,231	43,383	4,563	(111,276)	(11,157)	(55,539)	(5,363)
Class 3	1,837	179	664	68	(4,223)	(418)	(1,722)	(171)
Class 4	51,449	4,747	1,733	168	(53,384)	(4,942)	(202)	(27)
Total net increase (decrease)	$81,387	7,702	$79,934	8,330	$(305,441)	(29,859)	$(144,120)	(13,827)

Mortgage Fund

			Reinvestments of					Net (decrease)
	Sales*		distributions			Repurchases*		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$21,101	2,032	$944	89		$(29,038)	(2,764)	$(6,993)	(643)
Class 1A	135	13	3	—	†	(309)	(29)	(171)	(16)
Class 2	2,607	250	239	22		(3,339)	(320)	(493)	(48)
Class 4	4,955	480	81	8		(8,135)	(791)	(3,099)	(303)
Total net increase (decrease)	$28,798	2,775	$1,267	119		$(40,821)	(3,904)	$(10,756)	(1,010)

Year ended December 31, 2018
Class 1	$17,819	1,730	$4,658	457		$(74,088)	(7,185)	$(51,611)	(4,998)
Class 1A	732	71	15	2		(111)	(11)	636	62
Class 2	4,682	456	1,128	111		(10,509)	(1,023)	(4,699)	(456)
Class 4	14,315	1,403	424	41		(2,626)	(257)	12,113	1,187
Total net increase (decrease)	$37,548	3,660	$6,225	611		$(87,334)	(8,476)	$(43,561)	(4,205)

182	American Funds Insurance Series

Ultra-Short Bond Fund

			Reinvestments of						Net (decrease)
	Sales*		distributions				Repurchases*		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$5,032	443	$120		10		$(10,628)	(936)	$(5,476)	(483)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	33,087	2,987	794		72		(53,293)	(4,814)	(19,412)	(1,755)
Class 3	248	23	12		1		(1,527)	(137)	(1,267)	(113)
Class 4	12,481	1,114	74		7		(9,022)	(806)	3,533	315
Total net increase (decrease)	$50,848	4,567	$1,000		90		$(74,470)	(6,693)	$(22,622)	(2,036)

Year ended December 31, 2018
Class 1	$25,371	2,233	$561		50		$(26,198)	(2,310)	$(266)	(27)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	103,165	9,332	2,762		250		(107,692)	(9,741)	(1,765)	(159)
Class 3	4,222	378	42		4		(3,944)	(353)	320	29
Class 4	16,908	1,513	153		14		(14,303)	(1,281)	2,758	246
Total net increase (decrease)	$149,666	13,456	$3,518		318		$(152,137)	(13,685)	$1,047	89

U.S. Government/AAA-Rated Securities Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$42,379	3,505	$5,917	478	$(96,593)	(7,929)	$(48,297)	(3,946)
Class 1A	953	78	8	1	(295)	(25)	666	54
Class 2	36,832	3,061	4,960	405	(83,835)	(6,992)	(42,043)	(3,526)
Class 3	637	52	33	2	(1,078)	(88)	(408)	(34)
Class 4	35,821	2,964	386	32	(17,635)	(1,470)	18,572	1,526
Total net increase (decrease)	$116,622	9,660	$11,304	918	$(199,436)	(16,504)	$(71,510)	(5,926)

Year ended December 31, 2018
Class 1	$67,360	5,655	$29,446	2,499	$(191,451)	(16,111)	$(94,645)	(7,957)
Class 1A	1,389	118	28	2	(214)	(18)	1,203	102
Class 2	43,398	3,680	24,431	2,094	(200,280)	(17,045)	(132,451)	(11,271)
Class 3	628	53	165	14	(1,997)	(168)	(1,204)	(101)
Class 4	45,391	3,857	1,313	113	(17,387)	(1,474)	29,317	2,496
Total net increase (decrease)	$158,166	13,363	$55,383	4,722	$(411,329)	(34,816)	$(197,780)	(16,731)

Managed Risk Growth Fund

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class P1	$804	60	$290	23	$(203)	(15)	$891	68
Class P2	25,177	1,945	28,836	2,339	(11,499)	(880)	42,514	3,404
Total net increase (decrease)	$25,981	2,005	$29,126	2,362	$(11,702)	(895)	$43,405	3,472

Year ended December 31, 2018
Class P1	$1,861	140	$150	11	$(596)	(45)	$1,415	106
Class P2	79,190	6,025	21,792	1,658	(21,197)	(1,594)	79,785	6,089
Total net increase (decrease)	$81,051	6,165	$21,942	1,669	$(21,793)	(1,639)	$81,200	6,195

See end of tables for footnotes.

American Funds Insurance Series	183

Managed Risk International Fund

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class P1	$168	16	$27	3	$(32)	(3)	$163	16
Class P2	4,350	420	7,769	772	(8,646)	(831)	3,473	361
Total net increase (decrease)	$4,518	436	$7,796	775	$(8,678)	(834)	$3,636	377

Year ended December 31, 2018
Class P1	$321	30	$9	1	$(44)	(4)	$286	27
Class P2	33,085	3,040	3,419	323	(13,533)	(1,240)	22,971	2,123
Total net increase (decrease)	$33,406	3,070	$3,428	324	$(13,577)	(1,244)	$23,257	2,150

Managed Risk Blue Chip Income and Growth Fund

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class P1	$309	25	$53	5	$(158)	(14)	$204	16
Class P2	10,209	886	23,362	2,128	(15,231)	(1,300)	18,340	1,714
Total net increase (decrease)	$10,518	911	$23,415	2,133	$(15,389)	(1,314)	$18,544	1,730

Year ended December 31, 2018
Class P1	$358	29	$22	2	$(43)	(4)	$337	27
Class P2	31,213	2,567	23,504	1,964	(35,759)	(2,843)	18,958	1,688
Total net increase (decrease)	$31,571	2,596	$23,526	1,966	$(35,802)	(2,847)	$19,295	1,715

Managed Risk Growth-Income Fund

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class P1	$53,713	4,286	$20,255	1,592	$(22,890)	(1,837)	$51,078	4,041
Class P2	13,055	1,055	2,648	209	(9,633)	(766)	6,070	498
Total net increase (decrease)	$66,768	5,341	$22,903	1,801	$(32,523)	(2,603)	$57,148	4,539

Year ended December 31, 2018
Class P1	$1,696,532	144,131	$164	13	$(30,979)	(2,639)	$1,665,717	141,505
Class P2	45,914	3,658	12,188	977	(16,805)	(1,320)	41,297	3,315
Total net increase (decrease)	$1,742,446	147,789	$12,352	990	$(47,784)	(3,959)	$1,707,014	144,820

184	American Funds Insurance Series

Managed Risk Asset Allocation Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class P1	$83	7	$65	5	$(296)	(22)	$(148)	(10)
Class P2	56,368	4,353	177,679	14,375	(134,684)	(10,418)	99,363	8,310
Total net increase (decrease)	$56,451	4,360	$177,744	14,380	$(134,980)	(10,440)	$99,215	8,300

Year ended December 31, 2018
Class P1	$158,125	11,883	$98,747	7,599	$(1,735,518)	(141,232)	$(1,478,646)	(121,750)
Class P2	122,897	9,265	144,221	11,089	(250,843)	(19,040)	16,275	1,314
Total net increase (decrease)	$281,022	21,148	$242,968	18,688	$(1,986,361)	(160,272)	$(1,462,371)	(120,436)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

American Funds Insurance Series	185

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the six months ended June 30, 2019 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,055,951	$1,850,309	$4,857,350	$2,792,947	$1,307,390	$3,006,205
Sales of investment securities*	1,073,582	1,461,908	3,684,608	1,993,562	923,284	2,520,023
Non-U.S. taxes paid on dividend income	5,123	2,341	5,755	11,331	2,280	357
Non-U.S. taxes paid on interest income	—	—	—	—	4	—
Non-U.S. taxes paid on realized gains	—	—	—	—	50	—
Non-U.S. taxes provided on unrealized gains	2,290	2,754	—	16,416	6,872	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$544,087	$7,509,583	$373,943	$378,926	$12,042,957	$252,975
Sales of investment securities*	536,095	4,935,543	268,718	248,431	8,999,283	231,206
Non-U.S. taxes paid on dividend income	2,358	7,611	2,754	701	5,187	233
Non-U.S. taxes (refunded) paid on interest income	—	(1)	—	—	—	7
Non-U.S. taxes paid on realized gains	—	—	145	—	—	2
Non-U.S. taxes provided on unrealized gains	1,106	1,301	959	—	289	54
Dividend income from affiliated issuers	—	1,827	—	—	730	—
Interest income from affiliated issuers	—	—	—	—	1,194	—

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$20,635,057	$1,897,021	$565,238	$394,192	$—	$2,655,824
Sales of investment securities*	19,572,372	1,923,935	529,305	398,582	—	2,725,376
Non-U.S. taxes (refunded) paid on interest income	(6)	138	—	—	—	—
Non-U.S. taxes (refunded) paid on realized gains	(2)	210	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	425	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$56,036	$7,414	$31,627	$231,601	$159,809
Sales of investment securities*	23,553	7,689	27,130	64,363	146,293
Dividend income from affiliated issuers	1,089	367	1,448	7,423	11,862

*	Excludes short-term securities and U.S. government obligations, if any.

11. Ownership concentration

At June 30, 2019, American Funds Insurance Series - Portfolio Series Managed Risk Growth and Income Portfolio held 34% and 11% of the outstanding shares of Capital Income Builder and Global Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series Managed Risk Global Allocation Portfolio held 23% of the outstanding shares of Global Balanced Fund and Managed Risk Asset Allocation Fund held 10% of the outstanding shares of Asset Allocation Fund.

186	American Funds Insurance Series

Financial highlights

	Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period		Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
6/30/2019[2,3]	$25.74	$.21		$5.27	$5.48	$(.05)	$(1.68)	$(1.73)	$29.49		21.41%[4]	$2,254		.55%[5]		1.46%[5]
12/31/2018	30.51	.29		(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74		(8.81)	1,942		.55		.98
12/31/2017	24.05	.26		7.30	7.56	(.26)	(.84)	(1.10)	30.51		31.80	2,010		.55		.94
12/31/2016	26.39	.25		(.14)	.11	(.29)	(2.16)	(2.45)	24.05		.87	1,630		.56		1.00
12/31/2015	27.48	.25		1.80	2.05	(.35)	(2.79)	(3.14)	26.39		7.24	1,626		.55		.90
12/31/2014	30.11	.31	[6]	.40	.71	(.40)	(2.94)	(3.34)	27.48		2.52	1,558		.55		1.08	[6]
Class 1A:
6/30/2019[2,3]	25.69	.18		5.24	5.42	(.04)	(1.68)	(1.72)	29.39		21.23 [4]	7		.80	[5]	1.25	[5]
12/31/2018	30.46	.23		(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69		(9.02)	5		.80		.77
12/31/2017[2,7]	24.50	.11		6.94	7.05	(.25)	(.84)	(1.09)	30.46		29.13 [4]	2		.80	[5]	.39	[5]
Class 2:
6/30/2019[2,3]	25.50	.17		5.22	5.39	(.04)	(1.68)	(1.72)	29.17		21.25 [4]	3,741		.80	[5]	1.20	[5]
12/31/2018	30.24	.22		(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50		(9.04)	3,306		.80		.73
12/31/2017	23.85	.19		7.23	7.42	(.19)	(.84)	(1.03)	30.24		31.47	4,012		.80		.69
12/31/2016	26.19	.18		(.14)	.04	(.22)	(2.16)	(2.38)	23.85		.62	3,483		.81		.76
12/31/2015	27.30	.18		1.78	1.96	(.28)	(2.79)	(3.07)	26.19		6.94	3,817		.80		.66
12/31/2014	29.92	.24	[6]	.41	.65	(.33)	(2.94)	(3.27)	27.30		2.31	3,992		.80		.85	[6]
Class 4:
6/30/2019[2,3]	25.39	.14		5.18	5.32	(.03)	(1.68)	(1.71)	29.00		21.07 [4]	322		1.05	[5]	.99	[5]
12/31/2018	30.13	.14		(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39		(9.24)	249		1.05		.47
12/31/2017	23.81	.10		7.22	7.32	(.16)	(.84)	(1.00)	30.13		31.11	211		1.05		.37
12/31/2016	26.16	.12		(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81		.37	94		1.06		.50
12/31/2015	27.34	.09		1.81	1.90	(.29)	(2.79)	(3.08)	26.16		6.69	91		1.05		.34
12/31/2014	30.07	.07	[6]	.50	.57	(.36)	(2.94)	(3.30)	27.34		2.01	19		1.05		.26	[6]

Global Small Capitalization Fund

Class 1:
6/30/2019[2,3]	$21.75	$.10		$4.28	$4.38	$(.02)	$(1.58)	$(1.60)	$24.53		20.30%[4]	$1,951		.74%[5]		.80%[5]
12/31/2018	25.38	.11		(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75		(10.31)	1,453		.73		.42
12/31/2017	20.24	.12		5.17	5.29	(.15)	—	(.15)	25.38		26.22	1,639		.73		.54
12/31/2016	24.41	.12		.17	.29	(.11)	(4.35)	(4.46)	20.24		2.35	1,532		.74		.57
12/31/2015	26.09	.04		.36	.40	—	(2.08)	(2.08)	24.41		.50	1,706		.73		.15
12/31/2014	25.69	.09		.52	.61	(.09)	(.12)	(.21)	26.09		2.36	1,411		.74		.34
Class 1A:
6/30/2019[2,3]	21.71	.07		4.28	4.35	(.01)	(1.58)	(1.59)	24.47	[8]	20.21 [4]	—	[8]	.98	[5]	.55	[5]
12/31/2018	25.36	.05		(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71		(10.56)	—	[8]	.98		.21
12/31/2017[2,7]	20.70	.08		4.71	4.79	(.13)	—	(.13)	25.36		23.19 [4]	—	[8]	.96	[5]	.35	[5]
Class 2:
6/30/2019[2,3]	21.16	.06		4.17	4.23	(.01)	(1.58)	(1.59)	23.80		20.16 [4]	2,302		.99	[5]	.51	[5]
12/31/2018	24.72	.04		(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16		(10.55)	2,056		.98		.17
12/31/2017	19.72	.06		5.04	5.10	(.10)	—	(.10)	24.72		25.89	2,551		.98		.27
12/31/2016	23.90	.07		.15	.22	(.05)	(4.35)	(4.40)	19.72		2.10	2,303		.99		.31
12/31/2015	25.64	(.03)		.37	.34	—	(2.08)	(2.08)	23.90		.27	2,492		.98		(.10)
12/31/2014	25.25	.03		.51	.54	(.03)	(.12)	(.15)	25.64		2.12	2,738		.99		.10
Class 4:
6/30/2019[2,3]	21.28	.03		4.20	4.23	— [9]	(1.58)	(1.58)	23.93		20.05 [4]	180		1.24	[5]	.28	[5]
12/31/2018	24.91	(.02)		(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28		(10.80)	146		1.24		(.08)
12/31/2017	19.91	—	[9]	5.09	5.09	(.09)	—	(.09)	24.91		25.62	125		1.23		—	[10]
12/31/2016	24.11	.01		.16	.17	(.02)	(4.35)	(4.37)	19.91		1.85	42		1.24		.03
12/31/2015	25.92	(.10)		.37	.27	—	(2.08)	(2.08)	24.11		(.02)	34		1.23		(.37)
12/31/2014	25.57	(.05)		.54	.49	(.02)	(.12)	(.14)	25.92		1.88	12		1.24		(.17)

See end of tables for footnotes.

American Funds Insurance Series	187

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
6/30/2019[2,3]	$69.96	$.42		$11.13	$11.55	$(.20)	$(8.44)	$(8.64)	$72.87	16.80%[4]	$9,854	.34%[5]		1.09%[5]
12/31/2018	77.85	.64		.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55		17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03
12/31/2015	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796	.35		.87
12/31/2014	78.54	.88	[6]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118	.35		1.12	[6]
Class 1A:
6/30/2019[2,3]	69.77	.33		11.09	11.42	(.17)	(8.44)	(8.61)	72.58	16.66 [4]	14	.59	[5]	.86	[5]
12/31/2018	77.74	.47		.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[2,7]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [4]	3	.59	[5]	.47	[5]
Class 2:
6/30/2019[2,3]	69.48	.32		11.04	11.36	(.16)	(8.44)	(8.60)	72.24	16.65 [4]	15,090	.59	[5]	.84	[5]
12/31/2018	77.35	.44		.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78
12/31/2015	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414	.60		.62
12/31/2014	77.94	.68	[6]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413	.60		.87	[6]
Class 3:
6/30/2019[2,3]	70.44	.35		11.20	11.55	(.17)	(8.44)	(8.61)	73.38	16.68 [4]	209	.52	[5]	.91	[5]
12/31/2018	78.32	.50		.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85
12/31/2015	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194	.53		.69
12/31/2014	78.62	.74	[6]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208	.53		.94	[6]

Class 4:
6/30/2019[2,3]	68.64	.22		10.91	11.13	(.14)	(8.44)	(8.58)	71.19	16.51 [4]	1,312	.84	[5]	.60	[5]
12/31/2018	76.56	.24		.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53
12/31/2015	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394	.85		.42
12/31/2014	78.32	.37	[6]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24	.85		.47	[6]

188	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Fund

Class 1:
6/30/2019[2,3]	$17.66	$.20	$2.43	$2.63	$(.04)	$(.50)	$(.54)	$19.75	14.94%[4]	$5,251	.53%[5]		2.13%[5]
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/2015	20.35	.29	(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
12/31/2014	21.22	.30	(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282	.54		1.43
Class 1A:
6/30/2019[2,3]	17.62	.18	2.41	2.59	(.03)	(.50)	(.53)	19.68	14.76 [4]	6	.78	[5]	1.90	[5]
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[2,7]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [4]	2	.77	[5]	.43	[5]
Class 2:
6/30/2019[2,3]	17.60	.18	2.41	2.59	(.03)	(.50)	(.53)	19.66	14.78 [4]	4,200	.78	[5]	1.88	[5]
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/2015	20.29	.24	(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
12/31/2014	21.15	.25	(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374	.79		1.19
Class 3:
6/30/2019[2,3]	17.70	.19	2.43	2.62	(.03)	(.50)	(.53)	19.79	14.87 [4]	25	.71	[5]	1.95	[5]
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/2015	20.38	.25	(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
12/31/2014	21.24	.27	(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38	.72		1.28
Class 4:
6/30/2019[2,3]	17.40	.16	2.38	2.54	(.02)	(.50)	(.52)	19.42	14.68 [4]	352	1.03	[5]	1.65	[5]
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/2015	20.23	.17	(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/2014	21.16	.07	(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04		.31

See end of tables for footnotes.

American Funds Insurance Series	189

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
6/30/2019[2,3]	$20.98	$.18		$3.83	$4.01	$(.05)	$(.92)	$(.97)	$24.02	19.23%[4]	$1,938	.75%[5]		1.59%[5]
12/31/2018	25.30	.27		(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		1.11
12/31/2017	19.72	.26		5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		1.14
12/31/2016	18.87	.24		.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743	.78		1.25
12/31/2015	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562	.79		.92
12/31/2014	25.08	.29	[6]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433	.78		1.23	[6]
Class 1A:
6/30/2019[2,3]	20.92	.16		3.82	3.98	(.05)	(.92)	(.97)	23.93	19.10 [4]	4	1.00	[5]	1.42	[5]
12/31/2018	25.25	.21		(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		.91
12/31/2017[2,7]	20.14	.13		5.24	5.37	(.26)	—	(.26)	25.25	26.72 [4]	1	1.00	[5]	.53	[5]
Class 2:
6/30/2019[2,3]	20.79	.15		3.79	3.94	(.04)	(.92)	(.96)	23.77	19.07 [4]	949	1.00	[5]	1.33	[5]
12/31/2018	25.07	.20		(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		.85
12/31/2017	19.54	.20		5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		.89
12/31/2016	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.00
12/31/2015	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961	1.04		.68
12/31/2014	24.88	.24	[6]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084	1.03		1.01	[6]
Class 4:
6/30/2019[2,3]	20.71	.13		3.78	3.91	(.04)	(.92)	(.96)	23.66	18.96 [4]	570	1.25	[5]	1.11	[5]
12/31/2018	24.99	.14		(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		.61
12/31/2017	19.51	.14		5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		.61
12/31/2016	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		.75
12/31/2015	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171	1.29		.39
12/31/2014	24.99	.09	[6]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64	1.28		.40	[6]

Blue Chip Income and Growth Fund

Class 1:
6/30/2019[2,3]	$12.38	$.15		$1.21	$1.36	$(.06)	$(1.07)	$(1.13)	$12.61	11.14%[4]	$5,316	.41%[5]		2.34%[5]
12/31/2018	14.96	.31		(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41		2.13
12/31/2017	13.53	.32		1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581	.41		2.27
12/31/2016	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099	.41		2.39
12/31/2015	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638	.41		2.23
12/31/2014	13.12	.46	[6]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542	.42		3.31	[6]
Class 1A:
6/30/2019[2,3]	12.35	.14		1.19	1.33	(.06)	(1.07)	(1.13)	12.55	10.89 [4]	7	.66	[5]	2.12	[5]
12/31/2018	14.94	.26		(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66		1.84
12/31/2017[2,7]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [4]	1	.65	[5]	2.01	[5]
Class 2:
6/30/2019[2,3]	12.24	.14		1.17	1.31	(.05)	(1.07)	(1.12)	12.43	10.89 [4]	3,011	.66	[5]	2.09	[5]
12/31/2018	14.80	.27		(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66		1.88
12/31/2017	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551	.66		2.02
12/31/2016	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412	.66		2.16
12/31/2015	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228	.66		1.97
12/31/2014	13.02	.44	[6]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722	.67		3.14	[6]
Class 4:
6/30/2019[2,3]	12.19	.12		1.18	1.30	(.05)	(1.07)	(1.12)	12.37	10.83 [4]	499	.91	[5]	1.85	[5]
12/31/2018	14.77	.23		(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91		1.62
12/31/2017	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247	.91		1.76
12/31/2016	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132	.91		1.81
12/31/2015	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32	.91		1.75
12/31/2014	13.12	.34	[6]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9	.92		2.33	[6]

190	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth and Income Fund

Class 1:
6/30/2019[2,3]	$13.02	$.19		$2.33	$2.52	$(.05)	$(.76)	$(.81)	$14.73	19.47%[4]	$573		.64%[5]		2.68%[5]
12/31/2018	15.81	.29		(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		1.94
12/31/2017	13.02	.35		3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28		.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		2.18
12/31/2015	12.78	.36		(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293		.64		2.79
12/31/2014	12.53	.43	[6]	.31	.74	(.49)	—	(.49)	12.78	6.00	200		.63		3.34	[6]
Class 1A:
6/30/2019[2,3]	13.00	.18		2.32	2.50	(.05)	(.76)	(.81)	14.69	19.31 [4]	1		.88	[5]	2.49	[5]
12/31/2018	15.81	.26		(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[2,7]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [4]	—	[8]	.84	[5]	1.20	[5]
Class 2:
6/30/2019[2,3]	12.99	.17		2.34	2.51	(.05)	(.76)	(.81)	14.69	19.39 [4]	1,357		.89	[5]	2.41	[5]
12/31/2018	15.78	.26		(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25		.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98
12/31/2015	12.75	.22		(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.73
12/31/2014	12.51	.41	[6]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[6]
Class 4:
6/30/2019[2,3]	12.81	.16		2.29	2.45	(.04)	(.76)	(.80)	14.46	19.24 [4]	122		1.14	[5]	2.20	[5]
12/31/2018	15.60	.21		(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21		.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/2015	12.71	.17		(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/2014	12.50	.30	[6]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[6]

See end of tables for footnotes.

American Funds Insurance Series	191

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
6/30/2019[2,3]	$45.39	$.48	$6.75	$7.23	$(.17)	$(5.16)	$(5.33)	$47.29	16.15%[4]	$19,494	.28%[5]		1.93%[5]
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79
12/31/2015	52.76	.79	.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747	.29		1.59
12/31/2014	50.72	.81	4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812	.29		1.56
Class 1A:
6/30/2019[2,3]	45.28	.41	6.74	7.15	(.16)	(5.16)	(5.32)	47.11	16.00 [4]	9	.53	[5]	1.69	[5]
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[2,7]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [4]	2	.52	[5]	1.41	[5]
Class 2:
6/30/2019[2,3]	44.90	.41	6.68	7.09	(.15)	(5.16)	(5.31)	46.68	16.02 [4]	13,225	.53	[5]	1.68	[5]
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54
12/31/2015	52.41	.66	.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895	.54		1.34
12/31/2014	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337	.54		1.31
Class 3:
6/30/2019[2,3]	45.47	.43	6.77	7.20	(.16)	(5.16)	(5.32)	47.35	16.05 [4]	153	.46	[5]	1.75	[5]
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61
12/31/2015	52.82	.70	.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161	.47		1.41
12/31/2014	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185	.47		1.38
Class 4:
6/30/2019[2,3]	44.47	.35	6.62	6.97	(.14)	(5.16)	(5.30)	46.14	15.89 [4]	1,088	.78	[5]	1.43	[5]
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29
12/31/2015	52.39	.58	.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410	.79		1.25
12/31/2014	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30	.79		1.11

192	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
6/30/2019[2,3]	$15.35	$.32		$1.95	$2.27	$(.07)	$(.19)	$(.26)	$17.36	14.82%[4]	$1,096	.65%[5]		3.84%[5]
12/31/2018	17.72	.45		(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65		2.62
12/31/2017	14.48	.46		3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93
12/31/2015	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707	.68		2.60
12/31/2014	17.48	.58	[6]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740	.68		3.32	[6]
Class 1A:
6/30/2019[2,3]	15.33	.30		1.95	2.25	(.06)	(.19)	(.25)	17.33	14.74 [4]	2	.90	[5]	3.61	[5]
12/31/2018	17.70	.41		(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[2,7]	14.69	.34		3.08	3.42	(.41)	—	(.41)	17.70	23.36 [4]	2	.91	[5]	1.99	[5]
Class 2:
6/30/2019[2,3]	15.30	.30		1.95	2.25	(.06)	(.19)	(.25)	17.30	14.75 [4]	248	.90	[5]	3.60	[5]
12/31/2018	17.66	.41		(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43		3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72
12/31/2015	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254	.93		2.32
12/31/2014	17.43	.56	[6]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248	.93		3.21	[6]
Class 4:
6/30/2019[2,3]	15.22	.28		1.93	2.21	(.05)	(.19)	(.24)	17.19	14.60 [4]	88	1.15	[5]	3.37	[5]
12/31/2018	17.58	.36		(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37		3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43
12/31/2015	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32	1.18		2.02
12/31/2014	17.45	.26	[6]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20	1.18		1.52	[6]

See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements		Ratio of net income to average net assets

Capital Income Builder

Class 1:
6/30/2019[2,3]	$9.37	$.18	$.76	$.94	$(.16)	$—	$(.16)	$10.15	10.06%[4]	$421		.53%[5]		.52%[5]		3.70%[5]
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317		.54		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254		.54		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		.54		3.39
12/31/2015	9.81	.28	(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80		.56		.56		2.88
12/31/2014[2,11]	10.00	.19	(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [4]	20		.56	[5]	.56	[5]	2.87	[5]
Class 1A:
6/30/2019[2,3]	9.36	.17	.76	.93	(.15)	—	(.15)	10.14	9.95 [4]	5		.78	[5]	.77	[5]	3.45	[5]
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		.79		2.82
12/31/2017[2,7]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [4]	1		.79	[5]	.79	[5]	2.63	[5]
Class 2:
6/30/2019[2,3]	9.36	.17	.77	.94	(.15)	—	(.15)	10.15	10.05 [4]	5		.78	[5]	.77	[5]	3.42	[5]
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—	[8]	.80		.80		2.82
12/31/2015	9.81	.31	(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[12]	—	[8]	.46	[12]	.46	[12]	3.12	[12]
12/31/2014[2,11]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [4,12]	—	[8]	.47	[5,12]	.47	[5,12]	2.94	[5,12]
Class 4:
6/30/2019[2,3]	9.35	.16	.76	.92	(.14)	—	(.14)	10.13	9.82 [4]	409		1.03	[5]	1.02	[5]	3.17	[5]
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		1.04		2.88
12/31/2015	9.80	.25	(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		1.05		2.55
12/31/2014[2,11]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[4]	55		1.06	[5]	1.06	[5]	2.08	[5]

194	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
6/30/2019[2,3]	$21.29	$.27	$2.29	$2.56	$(.11)	$(1.19)	$(1.30)	$22.55	12.11%[4]	$16,367	.28%[5]		2.37%[5]
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556	.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008	.29		1.97
12/31/2015	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913	.29		1.85
12/31/2014	22.49	.44	.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997	.30		1.95
Class 1A:
6/30/2019[2,3]	21.26	.24	2.28	2.52	(.10)	(1.19)	(1.29)	22.49	11.95 [4]	9	.53	[5]	2.12	[5]
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53		1.82
12/31/2017[2,7]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [4]	4	.53	[5]	1.69	[5]
Class 2:
6/30/2019[2,3]	21.08	.24	2.27	2.51	(.10)	(1.19)	(1.29)	22.30	12.00 [4]	4,992	.54	[5]	2.11	[5]
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480	.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144	.54		1.72
12/31/2015	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008	.54		1.60
12/31/2014	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494	.55		1.69
Class 3:
6/30/2019[2,3]	21.32	.25	2.29	2.54	(.10)	(1.19)	(1.29)	22.57	12.01 [4]	32	.47	[5]	2.18	[5]
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38	.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35	.47		1.79
12/31/2015	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36	.47		1.67
12/31/2014	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40	.48		1.76
Class 4:
6/30/2019[2,3]	20.99	.21	2.26	2.47	(.09)	(1.19)	(1.28)	22.18	11.86 [4]	4,071	.78	[5]	1.87	[5]
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582	.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861	.79		1.47
12/31/2015	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414	.79		1.45
12/31/2014	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32	.80		1.55

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
6/30/2019[2,3]	$11.67	$.15		$1.37	$1.52	$(.02)	$(.01)	$(.03)	$13.16	13.01%[4]	$129		.70%[5]		2.41%[5]
12/31/2018	12.75	.23		(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21		1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19		.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73
12/31/2015	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/2014	11.37	.25	[6]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[6]
Class 1A:
6/30/2019[2,3]	11.65	.13		1.38	1.51	(.02)	(.01)	(.03)	13.13	12.95 [4]	2		.95	[5]	2.15	[5]
12/31/2018	12.74	.18		(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[2,7]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [4]	—	[8]	.94	[5]	1.27	[5]
Class 2:
6/30/2019[2,3]	11.65	.13		1.37	1.50	(.02)	(.01)	(.03)	13.12	12.86 [4]	201		.95	[5]	2.14	[5]
12/31/2018	12.72	.20		(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/2015	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/2014	11.35	.22	[6]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[6]
Class 4:
6/30/2019[2,3]	11.55	.12		1.36	1.48	(.02)	(.01)	(.03)	13.00	12.80 [4]	84		1.20	[5]	1.91	[5]
12/31/2018	12.63	.17		(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/2015	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/2014	11.35	.24	[6]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [12]	—	[8]	.67	[12]	2.07	[6,12]

Bond Fund

Class 1:
6/30/2019[2,3]	$10.47	$.16		$.55	$.71	$(.06)	$—	$(.06)	$11.12	6.81%[4]	$6,397		.38%[5]		2.95%[5]
12/31/2018	10.82	.29		(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962		.38		2.70
12/31/2017	10.80	.24		.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21		.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/2015	11.08	.22		(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/2014	10.73	.23		.37	.60	(.25)	— [9]	(.25)	11.08	5.59	4,977		.39		2.03
Class 1A:
6/30/2019[2,3]	10.45	.14		.55	.69	(.06)	—	(.06)	11.08	6.61 [4]	5		.63	[5]	2.71	[5]
12/31/2018	10.80	.26		(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[2,7]	10.82	.22		.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [4]	1		.62	[5]	2.01	[5]
Class 2:
6/30/2019[2,3]	10.34	.14		.55	.69	(.06)	—	(.06)	10.97	6.66 [4]	3,602		.63	[5]	2.70	[5]
12/31/2018	10.69	.26		(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21		.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2016	10.58	.18		.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/2015	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/2014	10.61	.20		.36	.56	(.22)	— [9]	(.22)	10.95	5.28	4,565		.64		1.79
Class 4:
6/30/2019[2,3]	10.33	.13		.54	.67	(.05)	—	(.05)	10.95	6.54 [4]	435		.88	[5]	2.45	[5]
12/31/2018	10.68	.23		(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19		.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15		.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/2015	11.01	.16		(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/2014	10.69	.16		.39	.55	(.23)	— [9]	(.23)	11.01	5.15	29		.89		1.43

196	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
6/30/2019[2,3]	$11.42	$.16	$.59	$.75	$(.09)	$—	$(.09)	$12.08	6.59%[4]	$1,065		.57%[5]		2.82%[5]
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/2015	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/2014	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
Class 1A:
6/30/2019[2,3]	11.41	.15	.59	.74	(.09)	—	(.09)	12.06	6.47 [4]	1		.82	[5]	2.57	[5]
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		2.36
12/31/2017[2,7]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [4]	—	[8]	.72	[5]	2.27	[5]
Class 2:
6/30/2019[2,3]	11.34	.15	.58	.73	(.09)	—	(.09)	11.98	6.41 [4]	1,047		.82	[5]	2.57	[5]
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/2015	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/2014	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
Class 4:
6/30/2019[2,3]	11.24	.13	.58	.71	(.08)	—	(.08)	11.87	6.35 [4]	46		1.07	[5]	2.32	[5]
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/2015	11.70	.21	(.71)	(.50)	— [9]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/2014	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
6/30/2019[2,3]	$9.34	$.33	$.59	$.92	$(.13)	$—	$(.13)	$10.13	9.81%[4]	$526		.50%[5]		6.71%[5]
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949		.49		6.18
12/31/2015	10.54	.64	(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017		.48		6.12
12/31/2014	11.13	.67	(.59)	.08	(.67)	—	(.67)	10.54	.80	1,017		.48		5.90
Class 1A:
6/30/2019[2,3]	9.33	.32	.58	.90	(.12)	—	(.12)	10.11	9.67 [4]	1		.74	[5]	6.47	[5]
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[2,7]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.024	—	[8]	.72	[5]	5.74	[5]
Class 2:
6/30/2019[2,3]	9.19	.31	.58	.89	(.12)	—	(.12)	9.96	9.71 [4]	685		.75	[5]	6.46	[5]
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92
12/31/2015	10.41	.60	(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765		.73		5.85
12/31/2014	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63	929		.73		5.67
Class 3:
6/30/2019[2,3]	9.38	.32	.59	.91	(.12)	—	(.12)	10.17	9.73 [4]	10		.68	[5]	6.53	[5]
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99
12/31/2015	10.57	.62	(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12		.66		5.91
12/31/2014	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59	16		.66		5.74
Class 4:
6/30/2019[2,3]	9.96	.33	.62	.95	(.12)	—	(.12)	10.79	9.54 [4]	58		1.00	[5]	6.20	[5]
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55
12/31/2015	11.05	.62	(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1		.98		5.51
12/31/2014	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[8]	.98		5.49

198	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Mortgage Fund

Class 1:
6/30/2019[2,3]	$10.30	$.13	$.30	$.43		$(.05)	$—	$(.05)	$10.68	4.16%[4]		$210		.45%[5]		2.55%[5]
12/31/2018	10.47	.20	(.14)	.06		(.23)	—	(.23)	10.30	.58		209		.48		1.97
12/31/2017	10.56	.16	— [9]	.16		(.18)	(.07)	(.25)	10.47	1.47		265		.47		1.52
12/31/2016	10.61	.15	.11	.26		(.20)	(.11)	(.31)	10.56	2.50		269		.46		1.39
12/31/2015	10.70	.10	.13	.23		(.18)	(.14)	(.32)	10.61	2.09		272		.45		.89
12/31/2014	10.23	.12	.45	.57		(.10)	—	(.10)	10.70	5.54		292		.45		1.12
Class 1A:
6/30/2019[2,3]	10.28	.12	.29	.41		(.04)	—	(.04)	10.65	4.02	[4]	1		.70	[5]	2.28	[5]
12/31/2018	10.46	.18	(.14)	.04		(.22)	—	(.22)	10.28	.36		1		.73		1.77
12/31/2017[2,7]	10.55	.14	— [9]	.14		(.16)	(.07)	(.23)	10.46	1.31	[4]	—	[8]	.70	[5]	1.38	[5]
Class 2:
6/30/2019[2,3]	10.28	.12	.29	.41		(.04)	—	(.04)	10.65	4.02	[4]	58		.70	[5]	2.30	[5]
12/31/2018	10.45	.18	(.15)	.03		(.20)	—	(.20)	10.28	.32		57		.73		1.72
12/31/2017	10.54	.14	(.01)	.13		(.15)	(.07)	(.22)	10.45	1.22		63		.72		1.27
12/31/2016	10.59	.12	.12	.24		(.18)	(.11)	(.29)	10.54	2.25		63		.71		1.14
12/31/2015	10.68	.07	.13	.20		(.15)	(.14)	(.29)	10.59	1.86		59		.70		.65
12/31/2014	10.22	.10	.44	.54		(.08)	—	(.08)	10.68	5.23		52		.70		.91
Class 4:
6/30/2019[2,3]	10.19	.10	.30	.40		(.04)	—	(.04)	10.55	3.92	[4]	22		.95	[5]	2.04	[5]
12/31/2018	10.38	.15	(.15)	—	[9]	(.19)	—	(.19)	10.19	.07		24		.98		1.49
12/31/2017	10.48	.11	— [9]	.11		(.14)	(.07)	(.21)	10.38	.97		12		.97		1.03
12/31/2016	10.52	.09	.12	.21		(.14)	(.11)	(.25)	10.48	2.01		8		.96		.86
12/31/2015	10.65	.04	.14	.18		(.17)	(.14)	(.31)	10.52	1.62		11		.97		.37
12/31/2014	10.23	.05	.46	.51		(.09)	—	(.09)	10.65	4.98		1		.94		.47

See end of tables for footnotes.

American Funds Insurance Series	199

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
6/30/2019[2,3]	$11.31	$.12	$—	[9]	$.12	$(.04)	$—	$(.04)	$11.39	1.10%[4]	$32		.34%[5]		2.14%[5]
12/31/2018	11.29	.18	—	[9]	.18	(.16)	—	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
12/31/2016[13]	11.26	.01	—	[9]	.01	—	—	—	11.27	.09	37		.35		.11
12/31/2015	11.28	(.03)	.01		(.02)	—	—	—	11.26	(.18)	39		.34		(.24)
12/31/2014	11.31	(.03)	—		(.03)	—	—	—	11.28	(.27)	49		.34		(.26)
Class 1A:
6/30/2019[2,3]	11.31	.12	—	[9]	.12	(.04)	—	(.04)	11.39	1.10 [4,12]	—	[8]	.34	[5,12]	2.15 [5,12]
12/31/2018	11.29	.18	—	[9]	.18	(.16)	—	(.16)	11.31	1.58 [12]	—	[8]	.35	[12]	1.60 [12]
12/31/2017[2,7]	11.27	.08	—	[9]	.08	(.06)	—	(.06)	11.29	.67 [4,12]	—	[8]	.34	[5,12]	.69 [5,12]
Class 2:
6/30/2019[2,3]	11.03	.10	—	[9]	.10	(.04)	—	(.04)	11.09	.90 [4]	229		.59	[5]	1.89 [5]
12/31/2018	11.01	.15	—	[9]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[9]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/2016[13]	11.01	(.02)	—	[9]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)
12/31/2015	11.06	(.05)	—	[9]	(.05)	—	—	—	11.01	(.45)	302		.59		(.49)
12/31/2014	11.12	(.06)	—		(.06)	—	—	—	11.06	(.54)	331		.59		(.51)
Class 3:
6/30/2019[2,3]	11.14	.11	—	[9]	.11	(.04)	—	(.04)	11.21	.99 [4]	3		.52	[5]	1.96 [5]
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[9]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/2016[13]	11.11	(.01)	—	[9]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)
12/31/2015	11.16	(.05)	—	[9]	(.05)	—	—	—	11.11	(.45)	6		.52		(.42)
12/31/2014	11.21	(.05)	—		(.05)	—	—	—	11.16	(.45)	8		.52		(.44)
Class 4:
6/30/2019[2,3]	11.15	.09	—	[9]	.09	(.04)	—	(.04)	11.20	.78 [4]	21		.84	[5]	1.64 [5]
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[9]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/2016[13]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)
12/31/2015	11.25	(.08)	—	[9]	(.08)	—	—	—	11.17	(.71)	16		.85		(.74)
12/31/2014	11.30	(.09)	.04		(.05)	—	—	—	11.25	(.44)	7		.84		(.77)

200	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
6/30/2019[2,3]	$11.94	$.13	$.43	$.56	$(.05)	$—	$(.05)	$12.45	4.70%[4]		$1,457		.36%[5]		2.17%[5]
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91		1,445		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
12/31/2015	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93		1,426		.35		1.02
12/31/2014	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24		1,723		.35		1.24
Class 1A:
6/30/2019[2,3]	11.93	.12	.42	.54	(.05)	—	(.05)	12.42	4.51	[4]	2		.61	[5]	1.96	[5]
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70		1		.61		1.82
12/31/2017[2,7]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73	[4]	—	[8]	.58	[5]	1.53	[5]
Class 2:
6/30/2019[2,3]	11.82	.11	.43	.54	(.05)	—	(.05)	12.31	4.45	[4]	1,334		.61	[5]	1.92	[5]
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
12/31/2015	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59		1,579		.60		.79
12/31/2014	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01		1,717		.60		1.00
Class 3:
6/30/2019[2,3]	11.97	.12	.43	.55	(.05)	—	(.05)	12.47	4.57	[4]	9		.54	[5]	1.99	[5]
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
12/31/2015	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64		11		.53		.85
12/31/2014	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11		13		.53		1.08
Class 4:
6/30/2019[2,3]	11.84	.10	.41	.51	(.04)	—	(.04)	12.31	4.34	[4]	113		.86	[5]	1.69	[5]
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82
12/31/2015	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29		46		.85		.56
12/31/2014	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76		21		.85		.50

See end of tables for footnotes.

American Funds Insurance Series	201

Financial highlights (continued)

		Income (loss) from											Ratio of		Ratio of
		investment operations[1]				Dividends and distributions							expenses		expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[14]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[14]		Net effective expense ratio[14,15]		Ratio of net income to average net assets[14]

Managed Risk Growth Fund

Class P1:
6/30/2019[2,3]	$12.30	$.02		$1.38	$1.40	$(.12)	$(.92)	$(1.04)	$12.66	11.56%[4,12]	$4		.41%[5,12]		.36%[5,12]		.70%[5,12]		.37%[5,12]
12/31/2018	13.22	.11		(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[12]	3		.42	[12]	.37	[12]	.71	[12]	.82	[12]
12/31/2017	10.71	.08		2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [12]	2		.42	[12]	.36	[12]	.70	[12]	.69	[12]
12/31/2016	11.49	.08		.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [12]	1		.50	[12]	.34	[12]	.68	[12]	.79	[12]
12/31/2015	11.37	.09		.03	.12	—	—	—	11.49	1.06 [12]	—	[8]	.53	[12]	.29	[12]	.63	[12]	.80	[12]
12/31/2014	11.43	.31		(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18 [12]	—	[8]	.50	[12]	.32	[12]	.65	[12]	2.71	[12]
Class P2:
6/30/2019[2,3]	12.21	—	[9]	1.38	1.38	(.09)	(.92)	(1.01)	12.58	11.42 [4]	393		.67	[5]	.62	[5]	.96	[5]	.07	[5]
12/31/2018	13.14	.06		(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04		2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05		.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43
12/31/2015	11.35	.04		.04	.08	—	—	—	11.43	.71	146		.89		.66		1.00		.31
12/31/2014	11.43	.12		.08	.20	(.09)	(.19)	(.28)	11.35	1.77	79		.87		.69		1.02		1.01

Managed Risk International Fund

Class P1:
6/30/2019[2,3]	$9.82	$.01		$1.08	$1.09	$(.20)	$(.32)	$(.52)	$10.39	11.27%[4,12]	$1		.38%[5,12]		.32%[5,12]		.82%[5,12]		.26%[5,12]
12/31/2018	11.25	.32		(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[12]	—	[8]	.33	[12]	.28	[12]	.77	[12]	3.02	[12]
12/31/2017	8.89	.11		2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [12]	—	[8]	.28	[12]	.20	[12]	.69	[12]	1.13	[12]
12/31/2016	9.48	.10		(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[12]	—	[8]	.39	[12]	.23	[12]	.74	[12]	1.15	[12]
12/31/2015	10.10	.18		(.80)	(.62)	— [9]	—	— [9]	9.48	(6.12)[12]	—	[8]	.45	[12]	.21	[12]	.72	[12]	1.75	[12]
12/31/2014	10.82	.14		(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[12]	—	[8]	.50	[12]	.25	[12]	.76	[12]	1.33	[12]
Class P2:
6/30/2019[2,3]	9.76	—	[9]	1.08	1.08	(.20)	(.32)	(.52)	10.32	11.17 [4]	163		.69	[5]	.62	[5]	1.12	[5]	(.08)[5]
12/31/2018	11.15	.16		(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11		2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09		(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/2015	10.09	.13		(.79)	(.66)	— [9]	—	— [9]	9.43	(6.52)	83		.90		.66		1.17		1.30
12/31/2014	10.82	.16		(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46		.91		.67		1.18		1.51

Managed Risk Blue Chip Income and Growth Fund

Class P1:
6/30/2019[2,3]	$11.28	$.05		$.69	$.74	$(.20)	$(.60)	$(.80)	$11.22	6.63%[4,12]	$1		.37%[5,12]		.31%[5,12]		.70%[5,12]		.85%[5,12]
12/31/2018	13.04	.40		(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[12]	—	[8]	.33	[12]	.28	[12]	.67	[12]	3.21	[12]
12/31/2017	11.67	.19		1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [12]	—	[8]	.30	[12]	.25	[12]	.64	[12]	1.59	[12]
12/31/2016	10.80	.20		1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [12]	—	[8]	.43	[12]	.27	[12]	.67	[12]	1.83	[12]
12/31/2015	11.70	.19		(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[12]	—	[8]	.50	[12]	.27	[12]	.66	[12]	1.64	[12]
12/31/2014	11.05	.40		.55	.95	(.30)	—	(.30)	11.70	8.58 [12]	—	[8]	.50	[12]	.31	[12]	.70	[12]	3.43	[12]
Class P2:
6/30/2019[2,3]	11.21	.02		.70	.72	(.19)	(.60)	(.79)	11.14	6.52 [4]	353		.67	[5]	.61	[5]	1.00	[5]	.32	[5]
12/31/2018	12.96	.19		(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17		1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23		1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/2015	11.67	.18		(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57
12/31/2014	11.05	.50		.40	.90	(.28)	—	(.28)	11.67	8.10	98		.88		.69		1.08		4.27

202	American Funds Insurance Series

		Income (loss) from										Ratio of		Ratio of
		investment operations[1]			Dividends and distributions							expenses		expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[14]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[14]		Net effective expense ratio[14,15]		Ratio of net income to average net assets[14]

Managed Risk Growth-Income Fund

Class P1:
6/30/2019[2,3]	$11.73	$.03	$1.30	$1.33	$(.04)	$(.10)	$(.14)	$12.92	11.36%[4,12]	$1,883		.42%[5,12]		.37%[5,12]		.66%[5,12]		.46%[5,12]
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)[12]	1,662		.40	[12]	.35	[12]	.64	[12]	(.20)[12]
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [12]	2		.44	[12]	.37	[12]	.66	[12]	1.61	[12]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [12]	1		.52	[12]	.36	[12]	.64	[12]	1.46	[12]
12/31/2015	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[12]	1		.56	[12]	.31	[12]	.59	[12]	2.17	[12]
12/31/2014	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [12]	—	[8]	.45	[12]	.25	[12]	.52	[12]	2.94	[12]
Class P2:
6/30/2019[2,3]	11.67	.01	1.30	1.31	(.03)	(.10)	(.13)	12.85	11.26 [4]	260		.67	[5]	.62	[5]	.91	[5]	.20	[5]
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230		.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206		.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/2015	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04
12/31/2014	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76		.87		.69		.96		1.38

Managed Risk Asset Allocation Fund

Class P1:
6/30/2019[2,3]	$12.23	$.03	$1.16	$1.19	$—	$(.57)	$(.57)	$12.85	9.78%[4]	$2		.41%[5]		.36%[5]		.64%[5]		.51%[5]
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2		.37		.32		.59		1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656		.43		.38		.66		1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217		.43		.38		.66		1.65
12/31/2015	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712		.54		.40		.68		2.06
12/31/2014	11.93	.13	.26	.39	(.03)	—	(.03)	12.29	3.24	277		.53		.48		.76		1.04
Class P2:
6/30/2019[2,3]	12.22	.02	1.16	1.18	(.31)	(.57)	(.88)	12.52	9.74 [4]	2,706		.66	[5]	.61	[5]	.89	[5]	.37	[5]
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541		.62		.57		.84		1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798		.68		.63		.91		1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342		.68		.63		.91		1.20
12/31/2015	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953		.79		.66		.94		1.16
12/31/2014	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91	1,780		.79		.73		1.01		1.33

See end of tables for footnotes.

American Funds Insurance Series	203

Financial highlights (continued)

Portfolio turnover rate for all share classes	Six months ended	Period ended December 31,
excluding mortgage dollar roll transactions[16]	June 30, 2019[2,3,4]	2018	2017	2016	2015	2014

Capital Income Builder	25%	42%	59%	41%	38%	24%[4,11]
Asset Allocation Fund	28	34	39	43	28	42
Global Balanced Fund	57	30	28	43	36	40
Bond Fund	82	98	153	108	141	121
Global Bond Fund	69	78	74	70	88	134
Mortgage Fund	13	60	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	50	76	120	273	352	88

Portfolio turnover rate for all share classes
including mortgage dollar roll transactions, if	Six months ended	Period ended December 31,
applicable[16]	June 30, 2019[2,3,4]	2018	2017	2016	2015	2014

Global Growth Fund	18%	25%	31%	27%	29%	22%
Global Small Capitalization Fund	37	43	33	40	36	28
Growth Fund	15	35	24	26	20	29
International Fund	22	29	29	31	37	18
New World Fund	29	58	56	32	39	36
Blue Chip Income and Growth Fund	30	49	34	30	26	37
Global Growth and Income Fund	28	49	41	57	37	28
Growth-Income Fund	16	39	27	27	25	25
International Growth and Income Fund	20	38	51	32	35	34
Capital Income Builder Fund	38	98	88	53	128	35 [4,11]
Asset Allocation Fund	46	86	85	83	76	88
Global Balanced Fund	66	51	41	65	76	73
Bond Fund	228	514	502	375	434	365
Global Bond Fund	100	125	105	154	159	200
High-Income Bond Fund	43	67	78	89	66	54
Mortgage Fund	137	811	680	713	1103	790
U.S. Government/AAA-Rated Securities Fund	130	446	551	539	901	387
Ultra-Short Bond Fund	— [17]	— [17]	— [17]	— [13,17]	N/A	N/A
Managed Risk Growth Fund	7	7	25	15	16	22
Managed Risk International Fund	5	8	25	26	15	22
Managed Risk Blue Chip Income and Growth Fund	8	11	32	9	20	22
Managed Risk Growth-Income Fund	3	14	26	14	11	28
Managed Risk Asset Allocation Fund	6	12	1	3	3	3

[1]	Based on average shares outstanding.
[2]	Based on operations for a period that is less than a full year.
[3]	Unaudited.
[4]	Not annualized.
[5]	Annualized.
[6]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[7]	Class 1A shares began investment operations on January 6, 2017.
[8]	Amount less than $1 million.
[9]	Amount less than $.01.
[10]	Amount less than .01%.
[11]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[12]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[13]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[14]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[15]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[16]	Refer to Note 5 for further information on mortgage dollar rolls.
[17]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

204	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2019, through June 30, 2019).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	205

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,214.13	$3.02	.55%
Class 1 – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 1A – actual return	1,000.00	1,212.31	4.39	.80
Class 1A – assumed 5% return	1,000.00	1,020.83	4.01	.80
Class 2 – actual return	1,000.00	1,212.54	4.39	.80
Class 2 – assumed 5% return	1,000.00	1,020.83	4.01	.80
Class 4 – actual return	1,000.00	1,210.72	5.76	1.05
Class 4 – assumed 5% return	1,000.00	1,019.59	5.26	1.05
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,203.05	$4.04	.74%
Class 1 – assumed 5% return	1,000.00	1,021.12	3.71	.74
Class 1A – actual return	1,000.00	1,202.11	5.35	.98
Class 1A – assumed 5% return	1,000.00	1,019.93	4.91	.98
Class 2 – actual return	1,000.00	1,201.64	5.40	.99
Class 2 – assumed 5% return	1,000.00	1,019.89	4.96	.99
Class 4 – actual return	1,000.00	1,200.54	6.77	1.24
Class 4 – assumed 5% return	1,000.00	1,018.65	6.21	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,167.96	$1.83	.34%
Class 1 – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 1A – actual return	1,000.00	1,166.58	3.17	.59
Class 1A – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 2 – actual return	1,000.00	1,166.46	3.17	.59
Class 2 – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 – actual return	1,000.00	1,166.82	2.79	.52
Class 3 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 4 – actual return	1,000.00	1,165.10	4.51	.84
Class 4 – assumed 5% return	1,000.00	1,020.63	4.21	.84
International Fund
Class 1 – actual return	$1,000.00	$1,149.41	$2.82	.53%
Class 1 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 1A – actual return	1,000.00	1,147.62	4.15	.78
Class 1A – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 2 – actual return	1,000.00	1,147.75	4.15	.78
Class 2 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 3 – actual return	1,000.00	1,148.73	3.78	.71
Class 3 – assumed 5% return	1,000.00	1,021.27	3.56	.71
Class 4 – actual return	1,000.00	1,146.77	5.48	1.03
Class 4 – assumed 5% return	1,000.00	1,019.69	5.16	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,192.28	$4.08	.75%
Class 1 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 1A – actual return	1,000.00	1,191.04	5.43	1.00
Class 1A – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class 2 – actual return	1,000.00	1,190.66	5.43	1.00
Class 2 – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class 4 – actual return	1,000.00	1,189.60	6.79	1.25
Class 4 – assumed 5% return	1,000.00	1,018.60	6.26	1.25

206	American Funds Insurance Series

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,111.39	$2.15	.41%
Class 1 – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 1A – actual return	1,000.00	1,108.91	3.45	.66
Class 1A – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 2 – actual return	1,000.00	1,108.87	3.45	.66
Class 2 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 4 – actual return	1,000.00	1,108.28	4.76	.91
Class 4 – assumed 5% return	1,000.00	1,020.28	4.56	.91
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,194.72	$3.48	.64%
Class 1 – assumed 5% return	1,000.00	1,021.62	3.21	.64
Class 1A – actual return	1,000.00	1,193.09	4.79	.88
Class 1A – assumed 5% return	1,000.00	1,020.43	4.41	.88
Class 2 – actual return	1,000.00	1,193.92	4.84	.89
Class 2 – assumed 5% return	1,000.00	1,020.38	4.46	.89
Class 4 – actual return	1,000.00	1,192.40	6.20	1.14
Class 4 – assumed 5% return	1,000.00	1,019.14	5.71	1.14
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,161.54	$1.50	.28%
Class 1 – assumed 5% return	1,000.00	1,023.41	1.40	.28
Class 1A – actual return	1,000.00	1,160.04	2.84	.53
Class 1A – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 2 – actual return	1,000.00	1,160.23	2.84	.53
Class 2 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 3 – actual return	1,000.00	1,160.50	2.46	.46
Class 3 – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 4 – actual return	1,000.00	1,158.90	4.18	.78
Class 4 – assumed 5% return	1,000.00	1,020.93	3.91	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,148.19	$3.46	.65%
Class 1 – assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 1A – actual return	1,000.00	1,147.37	4.79	.90
Class 1A – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class 2 – actual return	1,000.00	1,147.53	4.79	.90
Class 2 – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class 4 – actual return	1,000.00	1,146.04	6.12	1.15
Class 4 – assumed 5% return	1,000.00	1,019.09	5.76	1.15
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,100.62	$2.71	.52%
Class 1 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 1A – actual return	1,000.00	1,099.47	4.01	.77
Class 1A – assumed 5% return	1,000.00	1,020.98	3.86	.77
Class 2 – actual return	1,000.00	1,100.46	4.01	.77
Class 2 – assumed 5% return	1,000.00	1,020.98	3.86	.77
Class 4 – actual return	1,000.00	1,098.17	5.31	1.02
Class 4 – assumed 5% return	1,000.00	1,019.74	5.11	1.02

See end of tables for footnotes.

American Funds Insurance Series	207

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,121.12	$1.47	.28%
Class 1 – assumed 5% return	1,000.00	1,023.41	1.40	.28
Class 1A – actual return	1,000.00	1,119.51	2.79	.53
Class 1A – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 2 – actual return	1,000.00	1,119.97	2.84	.54
Class 2 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 3 – actual return	1,000.00	1,120.15	2.47	.47
Class 3 – assumed 5% return	1,000.00	1,022.46	2.36	.47
Class 4 – actual return	1,000.00	1,118.65	4.10	.78
Class 4 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,130.13	$3.70	.70%
Class 1 – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 1A – actual return	1,000.00	1,129.50	5.02	.95
Class 1A – assumed 5% return	1,000.00	1,020.08	4.76	.95
Class 2 – actual return	1,000.00	1,128.63	5.01	.95
Class 2 – assumed 5% return	1,000.00	1,020.08	4.76	.95
Class 4 – actual return	1,000.00	1,128.01	6.33	1.20
Class 4 – assumed 5% return	1,000.00	1,018.84	6.01	1.20
Bond Fund
Class 1 – actual return	$1,000.00	$1,068.12	$1.95	.38%
Class 1 – assumed 5% return	1,000.00	1,022.91	1.91	.38
Class 1A – actual return	1,000.00	1,066.05	3.23	.63
Class 1A – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 2 – actual return	1,000.00	1,066.60	3.23	.63
Class 2 – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 4 – actual return	1,000.00	1,065.38	4.51	.88
Class 4 – assumed 5% return	1,000.00	1,020.43	4.41	.88
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,065.90	$2.92	.57%
Class 1 – assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 1A – actual return	1,000.00	1,064.66	4.20	.82
Class 1A – assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 2 – actual return	1,000.00	1,064.15	4.20	.82
Class 2 – assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 4 – actual return	1,000.00	1,063.50	5.47	1.07
Class 4 – assumed 5% return	1,000.00	1,019.49	5.36	1.07
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,098.08	$2.60	.50%
Class 1 – assumed 5% return	1,000.00	1,022.32	2.51	.50
Class 1A – actual return	1,000.00	1,096.74	3.85	.74
Class 1A – assumed 5% return	1,000.00	1,021.12	3.71	.74
Class 2 – actual return	1,000.00	1,097.05	3.90	.75
Class 2 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 3 – actual return	1,000.00	1,097.32	3.54	.68
Class 3 – assumed 5% return	1,000.00	1,021.42	3.41	.68
Class 4 – actual return	1,000.00	1,095.44	5.20	1.00
Class 4 – assumed 5% return	1,000.00	1,019.84	5.01	1.00

208	American Funds Insurance Series

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1]	Annualized expense ratio
Mortgage Fund
Class 1 – actual return	$1,000.00	$1,041.57	$2.28	.45%
Class 1 – assumed 5% return	1,000.00	1,022.56	2.26	.45
Class 1A – actual return	1,000.00	1,040.21	3.54	.70
Class 1A – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 2 – actual return	1,000.00	1,040.25	3.54	.70
Class 2 – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 4 – actual return	1,000.00	1,039.23	4.80	.95
Class 4 – assumed 5% return	1,000.00	1,020.08	4.76	.95
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,010.95	$1.70	.34%
Class 1 – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 1A – actual return	1,000.00	1,010.95	1.70	.34
Class 1A – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 2 – actual return	1,000.00	1,008.98	2.94	.59
Class 2 – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 – actual return	1,000.00	1,009.91	2.59	.52
Class 3 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 4 – actual return	1,000.00	1,007.79	4.18	.84
Class 4 – assumed 5% return	1,000.00	1,020.63	4.21	.84
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,047.01	$1.83	.36%
Class 1 – assumed 5% return	1,000.00	1,023.01	1.81	.36
Class 1A – actual return	1,000.00	1,045.08	3.09	.61
Class 1A – assumed 5% return	1,000.00	1,021.77	3.06	.61
Class 2 – actual return	1,000.00	1,044.47	3.09	.61
Class 2 – assumed 5% return	1,000.00	1,021.77	3.06	.61
Class 3 – actual return	1,000.00	1,045.73	2.74	.54
Class 3 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 4 – actual return	1,000.00	1,043.40	4.36	.86
Class 4 – assumed 5% return	1,000.00	1,020.53	4.31	.86

See end of tables for footnotes.

American Funds Insurance Series	209

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,115.56	$1.89	.36%	$3.67	.70%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.51	.70
Class P2 – actual return	1,000.00	1,114.24	3.25	.62	5.03	.96
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	4.81	.96
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,112.70	$1.68	.32%	$4.30	.82%
Class P1 – assumed 5% return	1,000.00	1,023.21	1.61	.32	4.11	.82
Class P2 – actual return	1,000.00	1,111.74	3.25	.62	5.86	1.12
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	5.61	1.12
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,066.32	$1.59	.31%	$3.59	.70%
Class P1 – assumed 5% return	1,000.00	1,023.26	1.56	.31	3.51	.70
Class P2 – actual return	1,000.00	1,065.21	3.12	.61	5.12	1.00
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	5.01	1.00
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,113.64	$1.94	.37%	$3.46	.66%
Class P1 – assumed 5% return	1,000.00	1,022.96	1.86	.37	3.31	.66
Class P2 – actual return	1,000.00	1,112.62	3.25	.62	4.77	.91
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	4.56	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,097.83	$1.87	.36%	$3.33	.64%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.21	.64
Class P2 – actual return	1,000.00	1,097.43	3.17	.61	4.63	.89
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	4.46	.89

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

210	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement – American Funds Insurance Series

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through April 30, 2020. The agreement was amended to add additional advisory fee breakpoints for International Growth and Income Fund when the fund’s net assets exceed $1.5 billion, and for Capital Income Builder when the fund’s net assets exceed $600 million and $1 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through September 30, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small-/Mid-Cap Funds Average and (ii) the MSCI All Country World Small Cap Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes, though the fund’s results were higher for the one-year, 20-year and lifetime periods.

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Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average and (iii) the Standard & Poor’s 500 Composite Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average, (ii) the MSCI All Country World Index and (iii) the MSCI Emerging Markets Index. They reviewed the results for the one-year, three-year, five-year, 10-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They reviewed the results for the one-year, three-year, five-year, 10-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They reviewed the results for the one-year, three-year, five-year, 10-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes for the longer term periods and were mixed compared to the results of these indexes for the shorter periods.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes.

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history and that the investment results of the fund were higher than the results of these indexes over the lifetime period, though lower than the results of these indexes over the shorter periods.

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Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Equity Income Funds Average, (ii) the MSCI All Country World Index, (iii) the Bloomberg Barclays U.S. Aggregate Index and (iv) a customized index composed of 70% MSCI index and 30% Bloomberg Barclays index. They reviewed the results for the one-year, three-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index, (iii) the Standard and Poor’s 500 Composite Index and (iv) a customized index composed of 60% S&P 500 index and 40% Bloomberg Barclays index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

Global Balanced Fund seeks the balanced accomplishment of three objectives — long-term growth of capital, conservation of principal and current income — by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Flexible Portfolio Funds Average, (ii) the Bloomberg Barclays Global Aggregate Index, (iii) the MSCI All Country World Index and (iv) a customized index composed of 60% MSCI index and 40% Bloomberg Barclays index. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Core Bond Funds Average and (ii) the Bloomberg Barclays U.S. Aggregate Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Average and (ii) the Bloomberg Barclays Global Aggregate Index. They reviewed the results for the one-year, three-year, five-year, 10-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

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Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper Intermediate U.S. Government Funds Average and (iii) the Bloomberg Barclays U.S. Mortgage Backed Securities Index. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history and that the investment results of the fund were mixed compared to the results of these indexes.

Ultra-Short Bond Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Ultra Short Obligation Funds Average, (ii) the Lipper Money Market Funds Average and (iii) the Bloomberg Barclays Short-Term Government/Corporate Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes for the one-year, three-year and lifetime periods, though lower than the results of these indexes for the five-year, 10-year and 20-year periods.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve principal. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Bloomberg Barclays U.S. Government/Mortgage Backed Securities Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the total expenses of each fund were less than the median total expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were less than the median fees of the other funds included in its Lipper category, other than Global Balanced Fund.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. The board and committee noted that CRMC had agreed to additional breakpoints for the advisory fee schedules of International Growth and Income Fund and Capital Income Builder. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the funds, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

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 5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the funds’ advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

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Approval of Investment Advisory and Service Agreement and Subadvisory Agreement – American Funds Insurance Series Managed Risk Funds

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds through April 30, 2020. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The subadvisory agreement was amended to add an additional subadvisory fee breakpoint for when the funds’ net assets exceed $10 billion. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds in the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through September 30, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the S&P 500 Managed Risk Index – Moderate Aggressive. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history and that the investment results of the fund were mixed compared to the results of these indexes.

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Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the MSCI All Country World Index ex USA and (ii) the Standard & Poor’s EPAC Ex-Korea LargeMidCap Managed Risk Index – Moderate Aggressive. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the S&P 500 Managed Risk Index – Moderate. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes for the three-year period, and lower than the results of these indexes for the other periods.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the S&P 500 Managed Risk Index – Moderate. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Bloomberg Barclays U.S. Aggregate Index, (ii) the Standard & Poor’s 500 Composite Index and (iii) the S&P 500 Managed Risk Index – Moderate Conservative. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

The board and the committee also considered volatility of the funds compared with the S&P 500 Managed Risk indexes noted above and those of a group of funds with volatility management strategies identified by management for the nine-month, one-year and three-year periods, and for the lifetime of each fund through September 30, 2018. They noted that the volatility of Managed Risk Growth Fund and Managed Risk Growth-Income Fund was greater than that of the S&P 500 Managed Risk index, the average of the peer group funds and most of the selected funds for all periods. They noted that the volatility of Managed Risk International Fund was lower than the average of the peer group funds for all periods, and lower than the S&P 500 Managed Risk index for the three-year and lifetime periods. They also noted that the volatility of Managed Risk Blue Chip Income and Growth Fund was higher than the average of the peer group funds and higher than the S&P 500 Managed Risk index for all periods. In addition, they noted that the volatility for Managed Risk Asset Allocation Fund was higher than that of the S&P 500 Managed Risk index and higher than the average of the peer group funds for all periods. The board and the committee concluded that each fund’s investment results and the results of the services provided by CRMC and Milliman FRM have been satisfactory for renewal of the agreements, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due to Milliman FRM under the subadvisory agreement. They observed that the total expenses for Managed Risk Growth Fund were lower than the median and average for the Lipper Growth Funds category, that the total expenses for Managed Risk International Fund were lower than the

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median and average for the Lipper International Funds category, and that the total expenses for Managed Risk Blue Chip Income and Growth Fund were at or slightly above the median of the Lipper Growth and Income Funds category. They also noted that the total expenses for Managed Risk Growth-Income Fund were lower than the median and average for the Lipper Growth and Income Funds category, and that the total expenses for Managed Risk Asset Allocation Fund were lower than the median and average for the Lipper Flexible Portfolio Funds category. The board and the committee also considered the advisory fees payable by the funds and determined that they were reasonable.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the funds, and since that time has undertaken to bear the cost of obtaining such research. The Board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They also considered CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

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Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

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Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete June 30, 2019, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 91% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2019.
[2]	Based on Class 1 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), Global Income Funds Index (Global Bond Fund), High Yield Funds Index (High-Income Bond Fund), Ultra-Short Obligation Funds Index (Ultra-Short Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Thomson Reuters Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2018. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a) Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    MML Series Investment Fund

By (Signature and Title)        /s/ Eric Wietsma

                                              Eric Wietsma, President and Principal Executive Officer

Date      8/21/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ Eric Wietsma

                                              Eric Wietsma, President and Principal Executive Officer

Date      8/21/2019

By (Signature and Title)        /s/ Renee Hitchcock

                                              Renee Hitchcock, Treasurer and Principal Financial Officer

Date      8/21/2019